UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Tax-Exempt Money Market
Treasury Instruments
Treasury Obligations
Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TAX-EXEMPT MONEY MARKET FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

Portfolio Management Discussion and Analysis	1

Fund Basics	5

Yield Summary	7

Sector Allocations	8

Schedules of Investments	11

Financial Statements	38

Financial Highlights	46

Notes to Financial Statements	62

Other Information	77

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, U.S. money market fund reform and the U.S. presidential election were among the most significant events influencing the front, or short-term, end of the taxable and tax-exempt money market yield curves. Yield curve is a spectrum of maturities.

When the Reporting Period began in September 2016, credit spreads (the difference in yields between government and taxable bonds of comparable maturity) widened in advance of money market fund reform, with final implementation taking effect in October 2016. Meanwhile, the agency floater curve steepened, as LIBOR widened and interest in shorter floaters amongst market participants increased. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index spiked to its highest level since the 2008 financial crisis. However, unlike in 2008, funding costs for banks did not increase due to market stress. Instead, spreads widened because of declining demand, as prime money market funds had been a key source of short-term bank funding. (Prime money market funds primarily invest in corporate debt securities.) Most of the flows went into government money market funds that invest in agencies — and may offer higher yields benchmarked to LIBOR — benefiting government yields and reducing pressure on U.S. Treasury yields. During September and October 2016, prime money market funds lost approximately $440 billion in assets, while government money market funds gained $410 billion in assets.* After money market fund reform was implemented on October 14, 2016, credit spreads gradually tightened to end the Reporting Period at widths seen at the beginning of 2016.

Money market fund reform also impacted tax-exempt money market funds, with investment outflows reducing demand for one-day to seven-day maturities. In tandem with the outflows, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, rose.

*	Source: iMoneyNet.

In November 2016, Donald Trump’s victory in the U.S. presidential election was widely viewed as a potential regime change in monetary and fiscal policy. The U.S. Treasury yield curve steepened as the markets began pricing in higher inflation due to greater anticipated government fiscal spending.

In December 2016, in a move widely expected by the markets, the Federal Reserve (the “Fed”) raised interest rates for the second time since the 2008 global financial crisis. Fed policymakers also raised their interest rate projections on the back of continued improvement in the U.S. labor market, rising wages and the potential of fiscal policy initiatives by the Trump administration. After the December 2016 policy meeting, market expectations increased for additional Fed rate hikes in 2017, and money market yields generally moved higher.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The taxable and tax-exempt Funds’ yields rose during the Reporting Period, driven by the increase in money market yields, which was due primarily to the economic and market factors discussed above. Yields along the taxable money market yield curve rose, but the difference in yields between those on the shorter-term end of the curve and those on the longer-term end of the curve ended the Reporting Period near where it started. The tax-exempt money market yield curve steepened during the Reporting Period.

The interest rate and market environment did not provide bountiful opportunities to pick up additional yield. However, in keeping with our investment approach, we sought to position the Funds to take advantage of changes in the interest rate environment, and throughout the Reporting Period, we found pockets of opportunity to add extra yield. That said, it should be noted that regardless of interest rate conditions, we seek to manage the Funds consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to

1

PORTFOLIO RESULTS

continue to use our actively managed approach to seek to provide the best possible return within the framework of the Funds’ guidelines and objectives.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, time deposits, certificates of deposit, variable rate demand notes and municipal securities during the Reporting Period.

In our taxable commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained an especially low weighted average maturity of less than 10 days, along with high levels of liquidity, as the implementation of money market fund reform approached and amid uncertainty about investment flows from prime money market funds to government money market funds. Following the implementation of money market fund reform, investment flows into prime money market funds stabilized, and we gradually extended the weighted average maturity of our taxable commercial paper strategies. Toward the end of January 2017, as credit spreads normalized and we sought to add yield, we meaningfully extended the weighted average maturity of our taxable commercial paper strategies to a range of between 30 days and 40 days.

Because we were skeptical about chances of a Fed interest rate hike in September 2016, we extended the weighted average maturity of our taxable government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and our taxable government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund). We focused Fund purchases on LIBOR floaters. As already mentioned, LIBOR widened heading into U.S. money market fund reform, and interest in shorter floaters among market participants increased. During the period when the floater curve was steep, we focused on longer, i.e. 12- to 18-month final, three-month LIBOR floaters. As that curve began to flatten in the late summer of 2016, we adjusted and expressed this view via shorter, i.e. six-month final, three-month LIBOR floaters. In November 2016, we extended the weighted average maturity of our taxable government repo strategies and our taxable government non-repo strategies to take advantage of an increase in yields. We also added positions that we thought would perform well even if the Fed raised interest rates more aggressively than the market expected. Toward the end of the Reporting Period, we reduced the weighted average maturity of our taxable government repo and non-repo strategies in anticipation of the March 2017 federal debt ceiling deadline. (In 2015, Congress and the White House agreed to suspend the federal debt limit until March 15, 2017. After that date, the government cannot continue to borrow money to pay its obligations.)

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund (i.e., the Goldman Sachs Financial Square Tax-Exempt Money Market Fund) had investments in variable rate demand notes (“VRDNs”), tax-exempt commercial paper and municipal put bonds.

We maintained a particularly low weighted average maturity and a high level of liquidity in the tax-exempt Fund in response to money market fund reform, which reduced demand for short-term money market securities. Tax-exempt mutual funds overall lost more than $78 billion in assets during the summer of 2016 and had regained only $3 billion in assets by the end of the Reporting Period.* In November 2016, we extended the weighted average maturity of the tax-exempt Fund, maintaining it in a range of between 23 days and 35 days for the rest of the Reporting Period. We focused on securities scheduled to mature in late June 2017, as they generally offered higher yields than shorter maturities and also offered, in our view, some protection should the Fed raise interest rates multiple times in 2017.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected U.S. economic growth to accelerate in the near term, driven by

*	Source: iMoneyNet.

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PORTFOLIO RESULTS

strong domestic demand and fiscal policy easing. The U.S. economy was already strengthening, in our view, prior to the November 2016 election, and we believe proposed fiscal stimulus and the potential loosening of regulations could provide additional support. We see U.S. economic growth picking up to 2.3% in 2017, with consumption underpinned in the near term by rising wages amid a labor market near full employment. (Full employment means the highest amount of skilled and unskilled labor that can be employed within an economy at any given time.) We also see scope for marginal improvements in business investment. That said, we remain alert to potential policy changes and geopolitical tensions, largely related to a more protectionist stance on trade, that might be associated with the Trump administration.

Regarding Fed policy, we expect a gradual pace of interest rate hikes — perhaps three in 2017 — as the most likely scenario, largely due to the possibility of a fiscal stimulus package and the consensus’ anticipation of continued improvement in the labor market along with rising wages.

In our taxable commercial paper strategies, we expect to maintain a targeted weighted average maturity in a range of between 30 days and 35 days as we seek to add yield and add yield and to position the Funds for the potential of continued spread tightening. In our taxable government repo strategies and taxable government non-repo strategies, we plan to maintain positions at the shorter end of our targeted weighted average maturity range. We anticipate a pickup in U.S. Treasury bill issuance ahead of the debt ceiling deadline in mid-March 2017 and as we head into the April 2017 tax season. In our tax-exempt Fund, we plan to maintain positions at the shorter end of our weighted average maturity range because we anticipate three Fed rate hikes during 2017 and because we expect tax-exempt money market yields to rise due to tax-related investment outflows in April 2017.

Overall, we expect to keep all the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to navigate the interest rate environment.

3

PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL PRIME MONEY MARKET FUNDS

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Financial Square Funds

as of February 28, 2017

PERFORMANCE REVIEW[1]
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[2] Institutional Shares	iMoneyNet Institutional Average[3]
Federal Instruments	0.17%	0.21%[4]
Government	0.19	0.21	[4]
Money Market	0.32	0.50	[5]
Prime Obligations	0.33	0.50	[5]
Tax-Exempt Money Market	0.24	0.45	[6]
Treasury Instruments	0.14	0.16	[7]
Treasury Obligations	0.14	0.17	[8]
Treasury Solutions	0.14	0.21	[4]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Prime Obligations, Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Tax-Exempt Money Market Fund offers seven separate share classes (Institutional, Select, Preferred, Capital, Administration, Service and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), and the Government Fund offers twelve separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional and Class R6 Shares do not have distribution and/or service (12b-1), administration or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[3]	Source: iMoneyNet, Inc. February 2017.

[4]	Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]	Tax-Free National Institutional — Category includes all institutional national and state tax-free and institutional municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of funds in the National Tax-Free Institutional and State-Specific Institutional categories.

[7]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[8]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[1,9]
For the period ended December 31, 2016	SEC 7-Day Current Yield[10]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal Instruments	0.40%	0.25%	N/A	N/A	0.22%	10/30/15
Government	0.45	0.29	0.07%	0.83%	2.71	4/6/93
Money Market	0.74	0.45	0.18	0.94	2.77	5/18/94
Prime Obligations	0.74	0.44	0.14	0.90	3.10	3/8/90
Tax-Exempt Money Market	0.49	N/A	N/A	N/A	0.24	3/31/16
Treasury Instruments	0.35	0.20	0.04	0.63	2.05	3/3/97
Treasury Obligations	0.38	0.22	0.05	0.68	2.91	4/25/90
Treasury Solutions	0.37	0.21	0.05	0.80	2.25	2/28/97

[9]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yield and return will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[10]	The SEC 7-Day Current Yield figures are as of 12/31/16 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

6

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1] AS OF 2/28/17
Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]
Federal Instruments	0.43%	0.42%	0.43%	38	74
Government	0.47	0.47	0.48	38	84
Money Market	0.84	0.83	0.85	32	79
Prime Obligations	0.85	0.82	0.85	32	80
Tax-Exempt Money Market	0.47	0.47	0.47	29	29
Treasury Instruments	0.38	0.37	0.37	38	108
Treasury Obligations	0.40	0.39	0.39	43	102
Treasury Solutions	0.40	0.38	0.40	37	80

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]	The 7-Day Distribution Yield is the average total return over the previous seven days. It is a Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[12]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[14]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

7

SECTOR ALLOCATIONS

TAXABLE FUNDS[16]
As of February 28, 2017
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit	—	—	1.0%	1.3%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	6.9	8.1	—	—	—
Commercial Paper & Corporate Obligations	—	—	25.1	20.6	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	5.0	1.6	—	—	—
Repurchase Agreements	—	48.4%	4.9	3.6	—	51.1%	49.3%
Time Deposits	—	—	8.2	9.3	—	—	—
U.S. Government Agency Obligations	39.7%	33.2	—	1.1	—	—	—
U.S. Treasury Obligations	60.2	18.3	—	—	99.9%	48.3	50.8
Variable Rate Municipal Debt Obligations	—	—	21.6	22.5	—	—	—
Variable Rate Obligations	—	—	27.7	31.6	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

8

SECTOR ALLOCATIONS

TAXABLE FUNDS[16]
As of August 31, 2016
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit - Yankeedollar	—	—	7.4%	7.5%	—	—	—
Commercial Paper & Corporate Obligations	—	—	0.5	1.0	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	0.9	1.0	—	—	—
Repurchase Agreements	—	56.6%	26.4	22.3	—	64.6%	51.3%
Time Deposits	—	—	40.3	35.2	—	—	—
U.S. Government Agency Obligations	68.4%	43.0	0.7	4.2	—	—	—
U.S. Treasury Obligations	31.5	2.7	—	—	101.2%	32.3	49.2
Variable Rate Municipal Debt Obligations	—	—	23.9	28.9	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

TAX-EXEMPT MONEY MARKET FUND[17]
As of February 28, 2017
Security Type	Percentage of Net Assets
Bond Anticipation Notes	2.2%
Commercial Paper	8.4
General Obligation Bonds	7.2
Revenue Anticipation Notes	2.9
Revenue Bonds	2.9
Tax and Revenue Anticipation Notes	6.5
Variable Rate Obligations	70.7
As of August 31, 2016
Commercial Paper	6.9%
Variable Rate Obligations	91.0

[17]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

9

PORTFOLIO RESULTS

Index Definitions

The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

10

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 39.7%
Federal Farm Credit Bank(a)
$1,100,000	0.856%		04/07/17	$1,099,996
1,000,000	0.878		04/25/17	1,000,000
200,000	0.927		06/13/17	200,069
650,000	0.823		06/15/17	650,000
3,500,000	0.806		06/30/17	3,499,953
25,000,000	0.801		07/13/17	25,000,072
1,250,000	1.034		08/01/17	1,249,742
700,000	0.810		09/15/17	699,981
Federal Home Loan Bank(a)
6,500,000	0.817		03/03/17	6,500,000
4,000,000	0.897		03/13/17	4,000,000
4,000,000	0.910		03/16/17	4,000,000
6,600,000	0.919		03/21/17	6,600,000
20,000,000	0.868		03/23/17	20,000,087
7,500,000	0.887		03/29/17	7,500,000
4,000,000	0.578		04/03/17	4,000,000
6,350,000	0.884		04/05/17	6,350,000
7,000,000	0.589		04/07/17	6,999,969
4,450,000	0.922		04/13/17	4,450,000
3,500,000	0.923		04/18/17	3,500,000
17,500,000	0.871		04/21/17	17,500,000
25,000,000	0.858		04/25/17	25,000,000
1,600,000	0.616		06/13/17	1,599,964
1,600,000	0.621		06/13/17	1,600,000
1,600,000	0.626		06/13/17	1,600,000
3,300,000	0.620		06/15/17	3,300,000
24,000,000	0.615		06/16/17	24,000,000
1,300,000	0.581		07/12/17	1,300,000
200,000	0.636		07/14/17	200,000
7,000,000	0.583		07/25/17	7,000,000
3,750,000	0.588		07/25/17	3,750,000
500,000	0.731		08/21/17	500,000
4,000,000	0.719		08/22/17	4,000,000
4,000,000	1.024		08/28/17	3,999,801
1,500,000	0.911		09/01/17	1,500,000
1,600,000	0.661		09/12/17	1,600,000
2,500,000	0.783		12/19/17	2,500,000
2,300,000	0.782		12/27/17	2,300,000
2,410,000	0.793		03/15/18	2,410,000
2,410,000	0.800		03/16/18	2,409,874
7,000,000	0.771		06/01/18	7,000,000
4,800,000	0.791		06/19/18	4,800,000
3,270,000	0.791		06/28/18	3,270,000
700,000	0.789		07/09/18	699,950
1,100,000	0.798		07/12/18	1,099,924
Federal Home Loan Bank Discount Notes
48,000,000	0.457		03/23/17	47,986,800
24,600,000	0.503		03/29/17	24,590,529

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$304,816,711

U.S. Treasury Obligations – 60.2%
United States Cash Management Bill
$52,700,000	0.534%		03/15/17	$52,689,241

U.S. Treasury Obligations – (continued)
United States Treasury Bills
500,000	0.406		03/02/17	499,994
7,500,000	0.427		03/02/17	7,499,913
3,100,000	0.437		03/02/17	3,099,963
1,500,000	0.457		03/02/17	1,499,981
5,100,000	0.406	(b)	03/16/17	5,099,150
2,800,000	0.422		03/16/17	2,799,516
5,000,000	0.508		03/16/17	4,998,958
37,000,000	0.524		03/16/17	36,992,060
40,000,000	0.524		04/06/17	39,979,380
35,000,000	0.539		04/06/17	34,981,450
100,000	0.544		04/06/17	99,947
20,950,000	0.519		04/13/17	20,937,238
100,000	0.539		04/20/17	99,926
900,000	0.488		05/04/17	899,232
500,000	0.493		05/04/17	499,569
2,400,000	0.503		05/04/17	2,397,888
400,000	0.509		05/04/17	399,644
700,000	0.514		05/04/17	699,372
100,000	0.519		05/04/17	99,909
100,000	0.524		05/04/17	99,908
100,000	0.529		05/04/17	99,908
50,000	0.596		05/04/17	49,948
4,450,000	0.637		05/18/17	4,443,974
925,000	0.524		05/25/17	923,875
525,000	0.529		05/25/17	524,355
100,000	0.539		05/25/17	99,875
140,000	0.642		05/25/17	139,792
1,000,000	0.611		07/13/17	997,767
100,000	0.601		07/20/17	99,769
600,000	0.606		07/20/17	598,602
30,000	0.611		07/20/17	29,930
100,000	0.683		08/24/17	99,672
100,000	0.683	(b)	08/31/17	99,661
United States Treasury Floating Rate Notes(a)
113,300,000	0.590		04/30/17	113,315,281
2,900,000	0.593		07/31/17	2,900,739
200,000	0.684		10/31/17	200,173
United States Treasury Notes
6,800,000	0.750		03/15/17	6,800,616
7,400,000	0.500		03/31/17	7,400,000
16,000,000	1.000		03/31/17	16,006,347
7,150,000	3.250		03/31/17	7,166,218
100,000	0.875		04/15/17	100,040
700,000	0.500		04/30/17	699,960
300,000	3.125		04/30/17	301,271
210,000	0.875		05/15/17	210,140
5,850,000	4.500		05/15/17	5,896,846
300,000	0.625		05/31/17	300,062
8,950,000	2.750		05/31/17	8,998,228
5,500,000	0.875		06/15/17	5,504,030
1,270,000	0.625		06/30/17	1,270,162
2,300,000	0.750		06/30/17	2,300,898
6,600,000	2.500		06/30/17	6,641,015
8,900,000	0.875		07/15/17	8,908,592
11,500,000	0.875		08/15/17	11,510,558

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$5,300,000	4.750%	08/15/17	$5,398,862
2,900,000	0.625	08/31/17	2,898,000
4,400,000	1.875	08/31/17	4,425,942
2,900,000	1.000	09/15/17	2,903,195
3,300,000	0.625	09/30/17	3,296,177
1,100,000	1.875	09/30/17	1,106,857
2,350,000	0.875	10/15/17	2,350,527
2,100,000	0.750	10/31/17	2,098,225
2,950,000	1.875	10/31/17	2,970,395
3,000,000	4.250	11/15/17	3,071,214
200,000	0.625	11/30/17	199,574
400,000	2.250	11/30/17	404,268

TOTAL U.S. TREASURY OBLIGATIONS			$462,133,779

TOTAL INVESTMENTS – 99.9%			$766,950,490

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			426,640

NET ASSETS – 100.0%			$767,377,130

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(b) All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 33.2%
Federal Farm Credit Bank(a)
$73,400,000	0.856%		04/07/17	$73,399,699
131,300,000	0.878		04/25/17	131,300,000
150,000,000	1.080		04/27/17	149,999,705
200,000,000	1.077		05/15/17	199,999,252
490,000,000	0.839		05/23/17	490,000,000
13,450,000	0.927		06/13/17	13,454,670
49,000,000	0.823		06/15/17	49,000,000
275,000,000	1.131		06/26/17	274,998,725
294,500,000	0.806		06/30/17	294,496,053
75,000,000	0.801		07/13/17	75,000,215
65,000,000	0.924		07/21/17	64,999,961
6,500,000	1.034		08/01/17	6,498,661
64,000,000	0.810		09/15/17	63,998,249
Federal Home Loan Bank
1,460,500,000	0.817	(a)	03/03/17	1,460,500,000
748,000,000	0.872	(a)	03/03/17	748,000,000
725,000,000	0.877	(a)	03/03/17	725,000,000
244,500,000	0.897	(a)	03/13/17	244,500,000
244,500,000	0.910	(a)	03/16/17	244,500,000
247,500,000	0.919	(a)	03/21/17	247,500,000
739,000,000	0.887	(a)	03/29/17	739,000,000
493,000,000	0.578	(a)	04/03/17	493,000,000
490,500,000	0.884	(a)	04/05/17	490,500,000
484,500,000	0.565	(a)	04/06/17	484,500,000
496,500,000	0.569	(a)	04/07/17	496,500,000
986,000,000	0.589	(a)	04/07/17	985,995,620
248,500,000	0.575	(a)	04/11/17	248,500,000
250,000,000	0.930	(a)	04/11/17	250,000,000
238,100,000	0.922	(a)	04/13/17	238,100,000
195,000,000	0.923	(a)	04/18/17	195,000,000
516,700,000	0.493		04/19/17	516,359,610
475,000,000	0.871	(a)	04/21/17	475,000,000
396,200,000	0.858	(a)	04/25/17	396,200,000
250,000,000	0.955	(a)	05/02/17	249,995,750
1,468,000,000	0.841	(a)	06/09/17	1,468,000,000
247,000,000	0.616	(a)	06/13/17	246,994,354
247,050,000	0.621	(a)	06/13/17	247,050,000
247,050,000	0.626	(a)	06/13/17	247,050,000
494,000,000	0.620	(a)	06/15/17	494,000,000
198,500,000	0.828	(a)	06/15/17	198,500,000
497,000,000	0.642	(a)	06/27/17	497,000,000
500,000,000	0.582	(a)	07/10/17	500,000,000
397,500,000	0.605	(a)	07/10/17	397,500,000
484,850,000	0.576	(a)	07/11/17	484,850,000
182,700,000	0.581	(a)	07/12/17	182,700,000
198,700,000	0.636	(a)	07/14/17	198,700,000
952,500,000	0.583	(a)	07/25/17	952,500,000
1,493,500,000	0.588	(a)	07/25/17	1,493,500,000
79,000,000	0.731	(a)	08/21/17	79,000,000
245,000,000	0.719	(a)	08/22/17	245,000,000
152,500,000	1.024	(a)	08/28/17	152,492,421
581,900,000	0.691	(a)	09/01/17	581,900,000
348,000,000	0.706	(a)	09/06/17	348,000,000
247,050,000	0.661	(a)	09/12/17	247,050,000
497,500,000	0.728	(a)	10/02/17	497,500,000
497,000,000	0.738	(a)	10/02/17	497,000,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
148,500,000	0.863	%(a)	11/08/17	148,500,000
246,000,000	0.783	(a)	12/19/17	246,000,000
247,000,000	0.763	(a)	12/26/17	247,000,000
246,300,000	0.782	(a)	12/27/17	246,300,000
248,000,000	0.929	(a)	02/05/18	248,000,000
133,000,000	0.889	(a)	02/15/18	133,000,000
497,000,000	0.902	(a)	02/22/18	497,000,000
238,060,000	0.793	(a)	03/15/18	238,060,000
238,060,000	0.800	(a)	03/16/18	238,047,574
496,000,000	0.778	(a)	03/23/18	496,000,000
993,000,000	0.771	(a)	06/01/18	993,000,000
741,200,000	0.791	(a)	06/19/18	741,200,000
494,020,000	0.791	(a)	06/28/18	494,020,000
98,700,000	0.789	(a)	07/09/18	98,693,007
148,100,000	0.798	(a)	07/12/18	148,089,818
497,200,000	0.721	(a)	07/13/18	497,200,000
Federal Home Loan Mortgage Corporation
300,000,000	0.786	(a)	04/20/17	299,993,712
755,000,000	1.056	(a)	04/26/17	754,988,404
102,000,000	1.250		05/12/17	102,114,888
27,300,000	1.000		06/29/17	27,336,900
500,000,000	0.909	(a)	07/21/17	499,979,989
1,992,500,000	0.917	(a)	12/20/17	1,992,500,000
997,000,000	0.979	(a)	01/08/18	997,000,000
249,000,000	0.988	(a)	01/12/18	249,000,000
Federal National Mortgage Association
26,400,000	0.750		04/20/17	26,403,506
151,000,000	5.000		05/11/17	152,241,682
14,900,000	0.609		06/01/17	14,877,280
87,550,000	5.375		06/12/17	88,711,498
143,175,000	0.801	(a)	07/20/17	143,141,566
Overseas Private Investment Corp. (USA)(a)(b)
51,600,000	0.660		03/07/17	51,600,000
203,814,120	0.670		03/07/17	203,814,120
60,368,101	0.680		03/07/17	60,368,101
228,280,848	0.690		03/07/17	228,280,848

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$33,674,545,838

U.S. Treasury Obligations – 18.3%
United States Treasury Bills
$29,900,000	0.437%		03/02/17	$29,899,643
161,000,000	0.503		05/04/17	160,858,320
251,800,000	0.545		05/11/17	251,534,316
128,000,000	0.560		05/11/17	127,861,156
936,585,000	0.637		05/18/17	935,316,709
10,000,000	0.509		05/25/17	9,988,194
195,025,000	0.524		05/25/17	194,787,855
322,850,000	0.529		05/25/17	322,453,612
277,725,000	0.534		05/25/17	277,380,737
162,300,000	0.539		05/25/17	162,096,900
453,790,000	0.616		05/25/17	453,141,773
252,900,000	0.621		05/25/17	252,535,754
130,500,000	0.626		05/25/17	130,310,503

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$110,700,000	0.524	%(c)	06/01/17	$110,555,890
98,400,000	0.611		07/13/17	98,180,240
20,600,000	0.601		07/20/17	20,552,397
52,800,000	0.606		07/20/17	52,676,954
44,100,000	0.611		07/20/17	43,996,365
19,500,000	0.616		07/20/17	19,453,793
35,000,000	0.621		07/20/17	34,916,379
63,000,000	0.626		07/20/17	62,848,249
657,400,000	0.606		07/27/17	655,791,927
25,500,000	0.632		08/10/17	25,428,855
32,500,000	0.647		08/10/17	32,407,131
47,600,000	0.662	(c)	08/24/17	47,448,738
60,500,000	0.683	(c)	08/24/17	60,301,829
12,000,000	0.688	(c)	08/24/17	11,960,400
95,200,000	0.683	(c)	08/31/17	94,877,536
United States Treasury Notes
4,800,000	1.000		03/31/17	4,801,847
44,600,000	3.250		03/31/17	44,697,730
40,300,000	0.500		04/30/17	40,295,798
48,800,000	3.125		04/30/17	49,007,105
443,300,000	4.500		05/15/17	446,846,741
202,700,000	0.625		05/31/17	202,700,204
848,850,000	2.750		05/31/17	853,402,560
1,811,650,000	0.875		06/15/17	1,812,959,379
310,432,000	0.625		06/30/17	310,472,256
499,500,000	0.750		06/30/17	499,698,491
678,050,000	2.500		06/30/17	682,235,247
233,500,000	0.875		07/15/17	233,656,175
100,000	0.625		07/31/17	99,974
416,822,000	0.875		08/15/17	417,160,067
1,253,011,000	4.750		08/15/17	1,276,272,540
900,100,000	0.625		08/31/17	899,607,858
1,703,200,000	1.875		08/31/17	1,713,152,563
513,400,000	1.000		09/15/17	513,951,617
939,000,000	0.625		09/30/17	937,927,461
291,400,000	1.875		09/30/17	293,262,177
760,450,000	0.875		10/15/17	760,598,925
348,800,000	0.750		10/31/17	348,547,997
531,900,000	1.875		10/31/17	535,498,168
692,200,000	4.250		11/15/17	708,656,096
33,600,000	0.625		11/30/17	33,528,426
163,000,000	0.875		11/30/17	162,950,296
123,000,000	2.250		11/30/17	124,312,409

TOTAL U.S. TREASURY OBLIGATIONS				$18,585,862,262

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$52,260,408,100

Repurchase Agreements(d) – 48.4%
Bank of Montreal
$500,000,000	0.520%		03/01/17	$500,000,000
Maturity Value: $500,007,222
Collateralized by U.S. Treasury Notes, 1.000% to 2.625%, due 10/31/17 to 02/15/26. The aggregate market value of the collateral, including accrued interest, was $510,000,012.
250,000,000	0.530		03/01/17	250,000,000
Maturity Value: $250,003,681

Collateralized by Federal National Mortgage Association, 3.000%
to 4.000%, due 09/01/26 to 05/01/46 and Government National
Mortgage Association, 5.500%, due 12/20/41. The aggregate
market value of the collateral, including accrued interest, was
$257,500,000.

Bank of Nova Scotia (The)
500,000,000	0.560	(a)(b)	03/07/17	500,000,000
Maturity Value: $500,700,002
Settlement Date: 01/06/17

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 09/01/26 to 01/01/47, Federal National Mortgage
Association, 3.000% to 7.000%, due 03/01/27 to 02/01/47,
Government National Mortgage Association, 5.000%, due
05/20/45 and a U.S. Treasury Note, 2.750% to 11/15/23. The
aggregate market value of the collateral, including accrued
interest, was $515,418,719.

Barclays Capital, Inc.
200,000,000	0.520		03/01/17	200,000,000
Maturity Value: $200,002,889

Collateralized by a U.S. Treasury Bond, 3.500%, due 02/15/39
and U.S. Treasury Notes, 1.625% to 1.750%, due 07/31/20 to
05/15/23. The aggregate market value of the collateral,
including accrued interest, was $204,000,085.

400,000,000	0.520		03/01/17	400,000,000
Maturity Value: $400,005,778

Collateralized by U.S. Treasury Bonds, 2.875% to 8.750%, due
05/15/20 to 11/15/44 and U.S. Treasury Notes, 0.625% to
4.000%, due 08/31/17 to 08/15/25. The aggregate market value of the collateral, including accrued interest, was $408,000,087.

BNP Paribas
65,000,000	0.500		03/01/17	65,000,000
Maturity Value: $65,000,903

Collateralized by a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 11/15/44 and a U.S. Treasury Note, 1.250%, due
07/31/23. The aggregate market value of the collateral,
including accrued interest, was $66,300,000.

30,000,000	0.520		03/01/17	30,000,000
Maturity Value: $30,000,433
Collateralized by a U.S. Treasury Floating Rate Note, 0.656%, due 01/31/19. The market value of the collateral, including accrued interest, was $30,600,031.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
BNP Paribas – (continued)
$500,000,000	0.550	%(a)(b)	03/01/17	$500,000,000
Maturity Value: $502,956,254
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.500%, due 05/01/21 to 11/01/46, Federal National Mortgage
Association, 2.125% to 7.500%, due 01/01/19 to 01/01/47,
Government National Mortgage Association, 2.500% to
7.500%, due 09/15/27 to 02/20/47, a U.S. Treasury Bill,
0.000% due 05/18/17, a U.S. Treasury Bond, 8.875%, due
02/15/19, a U.S. Treasury Inflation-Indexed Note, 0.125%, due
04/15/18, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/23 to 08/15/42, U.S. Treasury Notes,
1.000% to 4.000%, due 09/30/17 to 05/15/22 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
08/15/21. The aggregate market value of the collateral,
including accrued interest, was $512,836,519.

550,000,000	0.550	(a)(b)	03/01/17	550,000,000
Maturity Value: $553,193,060
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
9.000%, due 11/01/24 to 02/01/47, Federal National Mortgage
Association, 3.000% to 8.000%, due 01/01/18 to 03/01/47,
Government National Mortgage Association, 3.000% to
10.000%, due 02/15/18 to 02/20/47, a U.S. Treasury Bill,
0.000% due 12/07/17, U.S. Treasury Bonds, 4.750% to
8.750%, due 08/15/20 to 02/15/37, a U.S. Treasury Floating
Rate Note, 0.656%, due 01/31/19, a U.S. Treasury Inflation-
Indexed Bond, 2.375%, due 01/15/27, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 0.625%, due 04/15/17 to 07/15/26,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/37 to 02/15/44 and U.S. Treasury Notes, 0.750% to
3.125%, due 10/31/17 to 08/15/25. The aggregate market value of the collateral, including accrued interest, was $564,454,607.

1,000,000,000	0.550	(a)(b)	03/06/17	1,000,000,000
Maturity Value: $1,000,947,224
Settlement Date: 01/03/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.500%, due 08/01/22 to 02/01/47, Federal National Mortgage
Association, 2.500% to 7.500%, due 03/01/19 to 08/01/55,
Government National Mortgage Association, 2.000% to
10.000%, due 07/15/17 to 10/20/46, U.S. Treasury Bills,
0.000% due 05/25/17 to 02/01/18, a U.S. Treasury Bond,
8.750%, due 08/15/20, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 11/15/19 and U.S. Treasury Notes,
0.750% to 2.625%, due 03/15/17 to 02/15/22. The aggregate
market value of the collateral, including accrued interest, was
$1,028,453,195.

Repurchase Agreements(d) – (continued)
BNP Paribas – (continued)
1,750,000,000	0.550	%(a)(b)	03/07/17	1,750,000,000
Maturity Value: $1,750,989,238
Settlement Date: 02/07/17

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.000%, due 05/01/25 to 01/01/47, Federal National Mortgage
Association, 2.500% to 7.500%, due 09/01/18 to 08/01/48,
Government National Mortgage Association, 1.500% to
8.000%, due 12/15/25 to 01/20/47, a U.S. Treasury Floating
Rate Note, 0.788%, due 01/31/18, a U.S. Treasury Inflation-
Indexed Note, 0.125%, due 04/15/18 and U.S. Treasury Notes,
0.625% to 2.625%, due 04/30/18 to 09/30/22. The aggregate
market value of the collateral, including accrued interest, was
$1,799,718,122.

1,000,000,000	0.610	(a)(b)	03/07/17	1,000,000,000
Maturity Value: $1,001,524,996
Settlement Date: 01/19/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.000%, due 10/01/23 to 03/01/47, Federal National Mortgage
Association, 2.500% to 8.000%, due 09/01/18 to 08/01/55,
Government National Mortgage Association, 3.000% to
7.000%, due 01/20/33 to 10/20/46, a U.S. Treasury Bill,
0.000% due 06/22/17, U.S. Treasury Bonds, 2.750% to
3.125%, due 11/15/42 to 11/15/44, a U.S. Treasury Inflation-
Indexed Note, 0.125%, due 04/15/18, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 05/15/23 to 05/15/38
and U.S. Treasury Notes, 0.750% to 3.125%, due 04/30/18 to
08/15/23. The aggregate market value of the collateral,
including accrued interest, was $1,029,948,245.

BNP Paribas Securities Corp.
114,200,000	0.530		03/01/17	114,200,000
Maturity Value: $114,201,681

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 04/01/26 to 01/01/47, Federal National Mortgage
Association, 3.000% to 7.000%, due 07/01/17 to 02/01/47,
Government National Mortgage Association, 4.000%, due
09/20/45 to 07/20/46, a U.S. Treasury Inflation-Indexed Note,
0.250%, due 01/15/25 and U.S. Treasury Notes, 1.375% to
3.500%, due 02/15/18 to 03/31/20. The aggregate market value of the collateral, including accrued interest, was $116,484,004.

Citibank N.A.
1,000,000,000	0.530		03/01/17	1,000,000,000
Maturity Value: $1,000,103,056
Settlement Date: 02/22/17

Collateralized by Federal Home Loan Mortgage Corp., 1.000% to
8.500%, due 07/01/17 to 07/01/47, Federal National Mortgage
Association, 1.300% to 7.000%, due 05/11/17 to 05/01/46,
Government National Mortgage Association, 4.000% to
6.000%, due 03/20/43 to 08/20/43, Tennessee Valley Authority,
2.875% to 5.980%, due 09/15/24 to 12/15/42, a U.S. Treasury
Floating Rate Note, 0.686%, due 10/31/18, U.S. Treasury
Inflation-Indexed Bonds, 1.375% to 3.875%, due 01/15/25 to
02/15/44, U.S. Treasury Inflation-Indexed Notes, 0.125% to
1.125%, due 01/15/21 to 07/15/26 and U.S. Treasury Notes,
0.750% to 3.750%, due 05/31/17 to 07/31/23. The aggregate
market value of the collateral, including accrued interest, was
$1,020,000,006.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
Citibank N.A. – (continued)
$250,000,000	0.540%	03/01/17	$250,000,000
Maturity Value: $250,003,750

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 02/01/26 to 02/01/46 and Federal National
Mortgage Association, 3.000% to 4.000%, due 06/01/27 to
02/01/44. The aggregate market value of the collateral,
including accrued interest, was $255,000,000.

Citigroup Global Markets, Inc.
114,000,000	0.540	03/01/17	114,000,000
Maturity Value: $114,001,710
Collateralized by U.S. Treasury Notes, 1.375% to 1.750%, due 08/31/20 to 02/28/22. The aggregate market value of the collateral, including accrued interest, was $116,280,038.

Credit Agricole Corporate and Investment Bank
100,000,000	0.520	03/01/17	100,000,000
Maturity Value: $100,001,444

Collateralized by U.S. Treasury Notes, 0.875% to 2.000%, due
08/31/18 to 09/30/22 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 02/15/44. The aggregate market value of the collateral, including accrued interest, was
$102,000,072.

1,500,000,000	0.530	03/01/17	1,500,000,000
Maturity Value: $1,500,022,083

Collateralized by Federal Farm Credit Bank, 0.980% to 2.640%,
due 07/13/18 to 11/05/24, Federal Home Loan Bank, 0.00% to
5.250%, due 03/07/17 to 10/20/26, Federal Home Loan
Mortgage Corp., 0.800% to 6.000%, due 12/28/17 to 03/01/47,
Federal National Mortgage Association, 0.875% to 6.210%,
due 04/27/17 to 03/01/47, Government National Mortgage
Association, 3.000% to 7.000%, due 12/15/30 to 02/20/47, U.S.
Treasury Bonds, 2.500% to 4.500%, due 02/15/36 to 05/15/46,
a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/21,
a U.S. Treasury Interest-Only Stripped Security, 0.000%, due
08/15/33 and U.S. Treasury Notes, 0.625% to 3.250%, due
03/15/17 to 05/15/26. The aggregate market value of the
collateral, including accrued interest, was $1,540,429,810.

150,000,000	0.520	03/02/17	150,000,000
Maturity Value: $150,015,167
Settlement Date: 02/23/17

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43, a
U.S. Treasury Inflation-Indexed Bond, 1.375%, due 02/15/44,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.375%, due
04/15/21 to 07/15/23, U.S. Treasury Notes, 1.750% to 2.000%,
due 07/31/20 to 05/15/23 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 11/15/41. The aggregate market value of the collateral, including accrued interest, was
$153,000,005.

300,000,000	0.520	03/07/17	300,000,000
Maturity Value: $300,030,333

Collateralized by U.S. Treasury Bonds, 4.750% to 6.875%, due
08/15/25 to 02/15/37, a U.S. Treasury Inflation-Indexed Bond,
1.000%, due 02/15/46 and U.S. Treasury Notes, 0.750% to
0.875%, due 03/15/17 to 09/30/18. The aggregate market value of the collateral, including accrued interest, was $306,000,025.

Repurchase Agreements(d) – (continued)
Credit Suisse Securities (USA) LLC
$400,000,000	0.510%	03/01/17	$400,000,000
Maturity Value: $400,005,667

Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/42
and U.S. Treasury Notes, 0.625% to 3.125%, due 11/30/17 to
08/15/24. The aggregate market value of the collateral,
including accrued interest, was $408,001,968.

Deutsche Bank Securities, Inc.
750,000,000	0.530	03/01/17	750,000,000
Maturity Value: $750,011,042

Collateralized by a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 05/15/25, a U.S. Treasury Principal-Only Stripped
Security, 0.000%, due 02/15/19 and U.S. Treasury Notes,
0.875% to 2.250%, due 03/31/18 to 12/31/23. The aggregate
market value of the collateral, including accrued interest, was
$765,000,048.

375,000,000	0.540	03/01/17	375,000,000
Maturity Value: $375,005,625

Collateralized by Federal Home Loan Bank, 0.00%, due 03/01/17
to 08/02/17, Federal Home Loan Mortgage Corp., 1.000% to
1.250%, due 09/29/17 to 10/02/19 and Federal National
Mortgage Association, 1.125% to 5.355%, due 11/24/17 to
08/24/20. The aggregate market value of the collateral,
including accrued interest, was $382,500,844.

Federal Reserve Bank of New York
6,100,000,000	0.500	03/01/17	6,100,000,000
Maturity Value: $6,100,084,722

Collateralized by U.S. Treasury Bonds, 3.125% to 6.125%, due
11/15/27 to 02/15/43 and U.S. Treasury Notes, 1.375% to
2.000%, due 01/31/20 to 02/15/23. The aggregate market value of the collateral, including accrued interest, was
$6,100,084,832.

HSBC Securities (USA), LLC
200,000,000	0.500	03/01/17	200,000,000
Maturity Value: $200,002,778
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/21. The market value of the collateral, including accrued interest, was $204,002,141.
200,000,000	0.510	03/01/17	200,000,000
Maturity Value: $200,002,833
Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.250%, due 04/15/21 to 01/15/25. The aggregate market value of the collateral, including accrued interest, was $204,004,223.
600,000,000	0.510	03/01/17	600,000,000
Maturity Value: $600,008,500
Collateralized by Federal National Mortgage Association, 3.500% to 5.550%, due 11/01/42 to 08/01/48. The aggregate market value of the collateral, including accrued interest, was $612,004,980.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
ING Financial Markets LLC
$200,000,000	0.530%		03/01/17	$200,000,000
Maturity Value: $200,002,944
Collateralized by Federal National Mortgage Association, 2.000% to 4.000%, due 03/01/21 to 09/01/46. The market value of the collateral, including accrued interest, was $204,000,469.
250,000,000	0.530		03/07/17	250,000,000
Maturity Value: $250,025,764
Collateralized by Federal National Mortgage Association, 3.500% to 6.500%, due 08/01/30 to 02/01/47. The aggregate market value of the collateral, including accrued interest, was $255,003,976.
500,000,000	0.686	(a)(e)	04/07/17	500,000,000
Maturity Value: $506,493,765
Settlement Date: 05/26/15
500,000,000	0.686	(a)(e)	04/07/17	500,000,000
Maturity Value: $502,418,499
Settlement Date: 07/27/16

Shared collateral consisting of Federal Home Loan Mortgage
Corp., 7.000%, due 03/17/31 and Federal National Mortgage
Association, 2.500% to 5.000%, due 12/01/25 to 01/01/47. The
aggregate market value of the collateral, including accrued
interest, was $1,020,001,615.

100,000,000	0.682	(a)(e)	04/11/17	100,000,000
Maturity Value: $101,043,335
Settlement Date: 10/08/15
Collateralized by Federal National Mortgage Association, 3.000%, to 3.500%, due 05/01/28 to 11/01/43. The aggregate market value of the collateral, including accrued interest, was $102,002,187.
100,000,000	0.682	(a)(e)	04/18/17	100,000,000
Maturity Value: $101,229,894
Settlement Date: 07/09/15
Collateralized by Federal National Mortgage Association, 3.500%, to 4.500%, due 06/01/26 to 11/01/45. The aggregate market value of the collateral, including accrued interest, was $102,000,939.

Joint Repurchase Agreement Account I
5,580,000,000	0.520		03/01/17	5,580,000,000
Maturity Value: $5,580,080,600

Joint Repurchase Agreement Account III
7,292,600,000	0.536		03/01/17	7,292,600,000
Maturity Value: $7,292,708,490

JP Morgan Securities LLC
500,000,000	0.570		04/10/17	500,000,000
Maturity Value: $500,720,417
Settlement Date: 01/09/17
Collateralized by Federal National Mortgage Association, 2.000% to 6.000%, due 03/01/22 to 02/01/47. The aggregate market value of the collateral, including accrued interest, was $510,004,380.

Repurchase Agreements(d) – (continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
115,500,000	0.530		03/01/17	115,500,000
Maturity Value: $115,501,700

Collateralized by Federal Home Loan Bank, 0.000% to 5.250%,
due 05/15/17 to 12/09/22, Federal Home Loan Mortgage Corp.,
0.000% to 3.750%, due 10/02/17 to 01/28/22, Federal National
Mortgage Association, 0.875% to 2.625%, due 09/27/17 to
09/06/24 and Tennessee Valley Authority, 4.500%, due
04/01/28. The aggregate market value of the collateral,
including accrued interest, was $117,810,801.

370,500,000	0.530		03/01/17	370,500,000
Maturity Value: $370,505,455
Collateralized by U.S. Treasury Notes, 0.875% to 1.875%, due 04/30/17 to 08/31/17. The aggregate market value of the collateral, including accrued interest, was $377,910,018.
1,000,000,000	0.750	(a)(e)	06/05/17	1,000,000,000
Maturity Value: $1,004,437,493
Settlement Date: 11/04/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 11/01/23 to 03/01/47, Federal National Mortgage
Association, 2.000% to 8.000%, due 12/01/23 to 02/01/47 and
Government National Mortgage Association, 3.000% to
5.000%, due 01/20/28 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was
$1,029,999,997.

Morgan Stanley & Co., LLC
500,000,000	0.510		03/01/17	500,000,000
Maturity Value: $500,007,083

Collateralized by a U.S. Treasury Bond, 7.500%, due 11/15/24
and U.S. Treasury Notes, 0.750% to 2.500%, due 10/31/17 to
08/15/23. The aggregate market value of the collateral,
including accrued interest, was $510,000,082.

MUFG Securities Americas, Inc.
300,000,000	0.530		03/01/17	300,000,000
Maturity Value: $300,004,417

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 08/01/26 to 03/01/47, Federal National Mortgage
Association, 3.000% to 5.000%, due 10/01/26 to 03/01/47 and
Government National Mortgage Association, 2.000% to
6.000%, due 02/20/32 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was $309,000,001.

MUFG Securities EMEA PLC
29,436,750	0.560		03/02/17	29,436,750
Maturity Value: $29,437,666
Collateralized by a U.S. Treasury Note, 1.750%, due 02/28/22. The market value of the collateral, including accrued interest, was $30,025,485.
29,510,250	0.560		03/02/17	29,510,250
Maturity Value: $29,511,168
Collateralized by a U.S. Treasury Note, 2.125%, due 11/30/23. The market value of the collateral, including accrued interest, was $30,100,455.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
MUFG Securities EMEA PLC – (continued)
$45,225,101	0.560%		03/02/17	$45,225,101
Maturity Value: $45,226,508
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $46,129,603.
57,256,500	0.560		03/02/17	57,256,500
Maturity Value: $57,258,281
Collateralized by a U.S. Treasury Note, 1.500%, due 03/31/23. The market value of the collateral, including accrued interest, was $58,401,630.
88,690,000	0.560		03/02/17	88,690,000
Maturity Value: $88,692,759
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/46. The market value of the collateral, including accrued interest, was $90,463,800.
101,679,165	0.560		03/02/17	101,679,165
Maturity Value: $101,682,328
Collateralized by a U.S. Treasury Note, 2.375%, due 08/15/24. The market value of the collateral, including accrued interest, was $103,712,748.

Nomura Securities International, Inc.
400,000,000	0.520		03/01/17	400,000,000
Maturity Value: $400,005,778

Collateralized by U.S. Treasury Bills, 0.000% due 04/06/17 to
02/01/18, U.S. Treasury Bonds, 3.000% to 4.250%, due
05/15/39 to 05/15/42, U.S. Treasury Floating Rate Notes,
0.593% to 0.686%, due 07/31/17 to 10/31/18, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/33 to
08/15/46 and U.S. Treasury Notes, 0.875% to 4.000%, due
10/15/17 to 12/31/23. The aggregate market value of the
collateral, including accrued interest, was $408,000,032.

900,000,000	0.520		03/01/17	900,000,000
Maturity Value: $900,013,000

Collateralized by U.S. Treasury Bill, 0.000% due 10/12/17, U.S.
Treasury Bonds, 3.125% to 4.750%, due 02/15/41 to 02/15/42,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.625%, due
01/15/18 to 01/15/27 and U.S. Treasury Notes, 0.625% to
3.625%, due 03/31/17 to 02/28/23. The aggregate market value of the collateral, including accrued interest, was $918,000,062.

3,400,000,000	0.540		03/01/17	3,400,000,000
Maturity Value: $3,400,051,000

Collateralized by Federal Farm Credit Bank, 3.625%, due
07/28/34, Federal Home Loan Bank, 1.125% to 3.370%, due
02/23/18 to 04/25/18, Federal Home Loan Mortgage Corp.,
1.250% to 9.500%, due 03/01/17 to 02/01/47, Federal Home
Loan Mortgage Corp., Stripped Security 0.000%, due 09/15/28,
Federal National Mortgage Association, 2.500% to 8.500%,
due 03/01/17 to 05/01/47, Government National Mortgage
Association, 2.100% to 10.500%, due 03/15/17 to 02/20/47,
Tennessee Valley Authority, 2.875% to 5.550%, due 09/15/24
to 04/01/56, U.S. Treasury Bonds, 4.500% to 5.250%, due
11/15/28 to 02/15/36, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/17 to 11/15/46, U.S. Treasury
Notes, 2.125% to 2.250%, due 01/31/21 to 02/15/27 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/21 to 02/15/46. The aggregate market value of the
collateral, including accrued interest, was $3,483,787,810.

Repurchase Agreements(d) – (continued)
Prudential Insurance Company of America (The)
$41,718,750	0.550%		03/01/17	$41,718,750
Maturity Value: $41,719,387
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/36. The market value of the collateral, including accrued interest, was $42,553,125.
58,050,000	0.550		03/01/17	58,050,000
Maturity Value: $58,050,887
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $59,211,000.
66,562,500	0.550		03/01/17	66,562,500
Maturity Value: $66,563,517
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $67,893,750.
151,750,000	0.550		03/01/17	151,750,000
Maturity Value: $151,752,318
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $154,785,000.
191,500,000	0.550		03/01/17	191,500,000
Maturity Value: $191,502,926
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $195,330,000.

RBC Capital Markets LLC
50,000,000	0.560	(a)(b)	03/07/17	50,000,000
Maturity Value: $50,378,001
Settlement Date: 01/15/16

Collateralized by Federal Home Loan Corp., 3.000% to 4.500%,
due 01/01/43 to 11/01/46, Federal National Mortgage
Association, 2.500%, to 5.000%, due 07/01/26 to 01/01/47 and
Government National Mortgage Association, 3.000%, due
01/20/47. The aggregate market value of the collateral,
including accrued interest, was $51,000,000.

200,000,000	0.560	(a)(b)	03/07/17	200,000,000
Maturity Value: $202,426,674
Settlement Date: 03/27/15

Collateralized by Federal Home Loan Corp., 3.500%, due
09/01/42 to 03/01/47, Federal National Mortgage Association,
2.500% to 4.500%, due 02/01/24 to 03/01/47 and Government
National Mortgage Association, 3.000%, due 01/20/47. The
aggregate market value of the collateral, including accrued
interest, was $204,000,001.

350,000,000	0.560	(a)(b)	03/07/17	350,000,000
Maturity Value: $351,497,227
Settlement Date: 08/08/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.500%, due 02/01/32 to 02/01/47, Federal National Mortgage
Association, 2.500%, due 03/01/27 and Government National
Mortgage Association, 3.000% to 4.000%, due 01/20/47 to
02/20/47. The aggregate market value of the collateral,
including accrued interest, was $356,999,999.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
RBC Capital Markets LLC – (continued)
$500,000,000	0.560	%(a)(b)	03/07/17	$500,000,000
Maturity Value: $501,905,561
Settlement Date: 09/27/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.500%, due 03/01/32 to 03/01/47, Federal National Mortgage
Association, 3.000% to 4.500%, due 09/01/28 to 03/01/47 and
Government National Mortgage Association, 3.500% to
4.000%, due 01/20/45 to 01/20/47. The aggregate market value of the collateral, including accrued interest, was $510,000,003.

500,000,000	0.560	(a)(b)	03/07/17	500,000,000
Maturity Value: $501,633,338
Settlement Date: 10/05/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
8.000%, due 09/01/17 to 03/01/47, Federal National Mortgage
Association, 2.500% to 6.000%, due 02/01/18 to 02/01/47 and
Government National Mortgage Association, 3.000% to
4.500%, due 08/20/46 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was $510,000,008.

750,000,000	0.560	(a)(b)	03/07/17	750,000,000
Maturity Value: $752,461,674
Settlement Date: 10/04/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 02/01/32 to 03/01/47, Federal National Mortgage
Association, 3.500% to 4.000%, due 11/01/34 to 03/01/47 and
Government National Mortgage Association, 3.000% to
7.000%, due 04/20/39 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was $765,000,001.

250,000,000	0.570	(a)(b)	03/07/17	250,000,000
Maturity Value: $251,203,331
Settlement Date: 07/18/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.000%, due 11/01/31 to 02/01/47, Federal National Mortgage
Association, 3.000% to 4.500%, due 08/01/33 to 09/01/46 and
Government National Mortgage Association, 3.000% to
4.000%, due 08/20/46 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was $255,000,000.

250,000,000	0.570	(a)(b)	03/07/17	250,000,000
Maturity Value: $251,195,414
Settlement Date: 07/20/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.000%, due 02/01/32 to 02/01/47, Federal National Mortgage
Association, 3.000% to 4.000%, due 01/01/27 to 03/01/47 and
Government National Mortgage Association, 3.000%, due
01/20/47. The aggregate market value of the collateral,
including accrued interest, was $255,000,003.

250,000,000	0.570	(a)(b)	03/07/17	250,000,000
Maturity Value: $251,219,164
Settlement Date: 07/13/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 09/01/23 to 03/01/47, Federal National Mortgage
Association, 2.500% to 5.000%, due 08/01/26 to 02/01/47 and
Government National Mortgage Association, 3.000% to
6.000%, due 04/20/43 to 01/20/47. The aggregate market value of the collateral, including accrued interest, was $255,000,000.

Repurchase Agreements(d) – (continued)
RBC Capital Markets LLC – (continued)
1,000,000,000	0.570	%(a)(b)	03/07/17	1,000,000,000
Maturity Value: $1,004,354,158
Settlement Date: 08/22/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 11/01/30 to 03/01/47, Federal National Mortgage
Association, 3.500%, due 08/01/45 to 01/01/47 and
Government National Mortgage Association, 2.500% to
7.500%, due 01/15/18 to 02/20/47. The aggregate market value of the collateral, including accrued interest, was
$1,020,000,003.

RBC Dominion Securities, Inc.
240,000,000	0.520		03/02/17	240,000,000
Maturity Value: $240,024,267
Settlement Date: 02/23/17

Collateralized by Federal National Mortgage Corp., 4.000%, due
03/01/47 and Government National Mortgage Association,
3.500%, due 04/20/46 to 06/20/46. The aggregate market value of the collateral, including accrued interest, was $244,800,001.

1,665,000,000	0.550	(a)(b)	03/07/17	1,665,000,000
Maturity Value: $1,665,788,564
Settlement Date: 02/13/17

Collateralized by Federal National Mortgage Association, 3.000%
to 6.000%, due 06/01/37 to 12/01/46, Government National
Mortgage Association, 3.000% to 5.500%, due 10/15/39 to
02/20/47, a U.S. Treasury Bond, 4.375%, due 05/15/41, and
U.S. Treasury Notes, 1.500% to 1.875%, due 10/31/19 to
03/31/23. The aggregate market value of the collateral,
including accrued interest, was $1,698,300,034.

Societe Generale
200,000,000	0.540		03/01/17	200,000,000
Maturity Value: $200,003,000

Collateralized by U.S. Treasury Bonds, 3.750% to 6.125%, due
08/15/29 to 11/15/43, a U.S. Treasury Inflation-Indexed Note,
0.125%, due 07/15/26 and U.S. Treasury Notes, 2.000% to
2.125%, due 09/30/20 to 06/30/22. The aggregate market value of the collateral, including accrued interest, was $204,000,075.

600,000,000	0.630	(a)	03/07/17	600,000,000
Maturity Value: $601,491,000
Settlement Date: 10/18/16

Collateralized by U.S. Treasury Bills, 0.000% due 03/16/17 to
08/03/17, U.S. Treasury Bonds, 2.500% to 5.250%, due
11/15/28 to 02/15/45, a U.S. Treasury Floating Rate Note,
0.656%, due 01/31/19, a U.S. Treasury Inflation-Indexed Bond,
3.625%, due 04/15/28, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 04/15/18 to 07/15/25 and U.S. Treasury
Notes, 0.500% to 3.750%, due 03/15/17 to 02/15/26. The
aggregate market value of the collateral, including accrued
interest, was $612,000,023.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
Wells Fargo Bank, N.A.
$25,000,000	0.580	%(e)	03/02/17	$25,000,000
Maturity Value: $25,073,708
Settlement Date: 08/31/16
Collateralized by a U.S. Treasury Note, 1.750%, due 12/31/20. The market value of the collateral, including accrued interest, was $25,500,077.
121,500,000	0.580	(e)	03/03/17	121,500,000
Maturity Value: $121,860,180
Settlement Date: 08/31/16
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/20. The market value of the collateral, including accrued interest, was $123,930,059.

Wells Fargo Securities, LLC
150,000,000	0.540		03/01/17	150,000,000
Maturity Value: $150,002,250
Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 4.000%, due 02/01/47 to 03/01/47. The aggregate market value of the collateral, including accrued interest, was $154,500,000.
300,000,000	0.540		03/01/17	300,000,000
Maturity Value: $300,004,500

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 03/01/47 and Federal National Mortgage Association,
2.500%, due 01/01/32. The aggregate market value of the
collateral, including accrued interest, was $309,000,001.

TOTAL REPURCHASE AGREEMENTS				$49,169,679,016

TOTAL INVESTMENTS – 99.9%				$101,430,087,116

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				145,210,830

NET ASSETS – 100.0%				$101,575,297,946

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(b)	The instrument is subject to a demand feature.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on February 28, 2017. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 36 and 37.
(e)	Security has been determined to be illiquid by the Investment Adviser. At February 28, 2017, these securities amounted to $2,346,500,000 or approximately 2.3% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Commercial Paper and Corporate Obligations – 25.1%
Albion Capital LLC
$10,000,000	0.753%		03/03/17	$9,999,445
Atlantic Asset Securitization LLC
7,000,000	1.088		04/11/17	6,992,323
20,000,000	1.092		04/20/17	19,972,517
7,000,000	1.124		06/02/17	6,978,743
Banque et Caisse d’Epargne de l’Etat
9,500,000	1.103		04/07/17	9,493,251
Barton Capital S.A.
10,000,000	0.680		03/01/17	9,999,784
16,000,000	0.733		03/03/17	15,998,964
7,500,000	1.113		05/02/17	7,487,138
CAFCO LLC
4,700,000	1.124		05/08/17	4,692,847
11,000,000	1.197		08/01/17	10,947,392
Charta LLC
15,000,000	1.197		08/03/17	14,927,070
CRC Funding LLC
8,000,000	1.020		05/02/17	7,987,190
4,700,000	1.124		05/08/17	4,691,487
10,000,000	1.197		08/01/17	9,943,533
DZ Bank AG
7,500,000	1.228		08/14/17	7,461,242
Erste Abwicklungsanstalt
7,000,000	1.155		06/05/17	6,982,648
Kaiser Foundation Hospitals
9,000,000	0.948		03/28/17	8,994,134
10,000,000	0.928		04/03/17	9,991,953
Kells Funding LLC
8,000,000	1.021		06/06/17	7,977,199
Liberty Street Funding LLC
16,000,000	1.020		05/22/17	15,962,558
LMA-Americas LLC
7,500,000	1.196		05/09/17	7,486,146
9,000,000	1.124		06/15/17	8,970,388
Matchpoint Finance PLC
25,000,000	0.712		03/01/17	24,999,460
8,000,000	1.102		05/02/17	7,986,070
National Bank of Abu Dhabi PJSC
20,000,000	0.774		03/01/17	19,999,647
Nieuw Amsterdam Receivables Corp.
7,750,000	0.815		03/02/17	7,749,700
10,000,000	1.228		08/08/17	9,948,033
Northwestern Memorial HealthCare
7,500,000	0.887		03/09/17	7,498,271
Old Line Funding Corp.
9,000,000	0.980		03/06/17	8,998,926
10,000,000	1.052		06/08/17	9,969,917
Oversea-Chinese Banking Corp., Ltd.
10,000,000	1.072		04/06/17	9,992,477
15,000,000	1.072		04/10/17	14,987,392
SSM Health Care Corp.
9,000,000	0.934		03/22/17	8,994,841
3,000,000	0.938		03/29/17	2,997,622
8,000,000	0.917		04/20/17	7,987,817
8,000,000	0.887		04/27/17	7,985,990

Commercial Paper and Corporate Obligations – (continued)
Swedbank AB
25,000,000	1.021		05/24/17	24,947,879
United Overseas Bank Ltd.
10,000,000	1.155		04/21/17	9,989,499
Victory Receivables Corp.
15,000,000	0.753		03/02/17	14,999,249

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $413,941,698)				$413,970,742

Certificate of Deposit – 1.0%
Citibank, N.A.
$16,000,000	1.000%		03/13/17	$16,002,159
(Cost $16,000,000)

Certificates of Deposit-Yankeedollar – 6.9%
Cooperatieve Rabobank U.A.
$7,000,000	1.300%		08/01/17	$7,003,851
Credit Agricole Corporate and Investment Bank
14,000,000	1.140		06/02/17	14,005,655
DZ Bank AG
9,500,000	1.290		08/25/17	9,502,290
3,000,000	1.380		10/20/17	3,001,378
Landesbank Hessen-Thueringen Girozentrale
19,750,000	1.000		03/17/17	19,752,769
National Bank of Kuwait
20,000,000	1.350		05/31/17	20,009,354
Norinchukin Bank (The)
18,000,000	1.260		04/26/17	18,012,136
10,000,000	1.430		07/26/17	10,008,038
Oversea-Chinese Banking Corp., Ltd.
4,500,000	1.050		04/19/17	4,501,617
Svenska Handelsbanken AB
5,000,000	1.190		06/08/17	5,002,972
Toronto-Dominion Bank (The)
3,500,000	1.240		06/16/17	3,502,844

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $114,253,967)				$114,302,904

Fixed Rate Municipal Debt Obligations – 5.0%
ANZ New Zealand (Int’l) Ltd.
$4,000,000	1.400	%(a)	04/27/17	$4,002,240
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
3,000,000	1.200	(a)	03/10/17	3,000,363
Commonwealth Bank of Australia
4,000,000	1.400		09/08/17	4,003,597
Credit Suisse AG
4,000,000	1.375		05/26/17	4,003,348
DNB Bank ASA
12,000,000	3.200	(a)	04/03/17	12,022,920

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Fixed Rate Municipal Debt Obligations – (continued)
Metropolitan Life Global Funding I
$5,000,000	1.300	% (a)	04/10/17	$5,001,900
Mizuho Bank Ltd.
8,000,000	2.550	(a)	03/17/17	8,004,620
MUFG Union Bank N.A.
3,803,000	2.125		06/16/17	3,813,798
Nordea Bank AB
10,780,000	3.125	(a)	03/20/17	10,792,258
1,600,000	1.250	(a)	04/04/17	1,600,190
Rutgers The State University of New Jersey CP GO Series 2017 C (Wells Fargo Bank N.A., SLOC)
7,825,000	0.860		04/06/17	7,825,255
Sentara Healthcare
5,000,000	1.100		04/04/17	5,000,439
UBS AG
13,500,000	1.375		06/01/17	13,510,486

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $82,568,651)				$82,581,414

Time Deposits – 8.2%
National Bank of Kuwait
$50,000,000	0.620%		03/01/17	$50,000,000
Natixis
60,000,000	0.570		03/01/17	60,000,000
Skandinaviska Enskilda Banken AB
25,800,000	0.560		03/01/17	25,800,000

TOTAL TIME DEPOSITS
(Cost $135,800,000)				$135,800,000

Variable Rate Municipal Debt Obligations(b) – 21.6%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
$19,375,000	0.750%		03/01/17	$19,375,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
13,950,000	0.750		03/01/17	13,950,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.750		03/01/17	29,110,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
16,000,000	0.660		03/07/17	16,000,000
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)
8,250,000	0.650		03/07/17	8,250,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
58,500,000	0.780		03/07/17	58,500,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
300,000	0.640		03/07/17	300,000

Variable Rate Municipal Debt Obligations(b) – (continued)
County of King, Washington Sewer Revenue VRDN RB Junior Lien Series 2001 A RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
7,100,000	0.670		03/07/17	7,100,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)
15,600,000	0.670		03/07/17	15,600,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)
8,045,000	0.660		03/07/17	8,045,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 RMKT (Citibank N.A., SPA)
3,650,000	0.590		03/07/17	3,650,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
8,400,000	0.610		03/07/17	8,400,000
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2015 A (Kookmin Bank, LOC)
40,000,000	1.100		03/07/17	40,000,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
400,000	0.630		03/01/17	400,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
9,000,000	0.660		03/07/17	9,000,000
Ohio State University VRDN RB Series 2001
180,000	0.610		03/07/17	180,000
State of Ohio GO VRDN for Common Schools Series 2003 D RMKT
1,000,000	0.660		03/07/17	1,000,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A
12,900,000	0.660		03/07/17	12,900,000
State of Texas GO VRDN for Veterans Bonds Series 2015 B (Mizuho Bank, Ltd., SPA)
3,600,000	0.660		03/07/17	3,600,000
State of Texas GO VRDN Refunding for Veterans Bonds Series 2011 C (Landesbank Hessen-Thueringen Girozentrale, SPA)
36,000,000	0.680		03/07/17	36,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2012 B
16,050,000	0.650		03/07/17	16,050,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C RMKT
20,795,000	0.660		03/07/17	20,795,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
12,700,000	0.650		03/07/17	12,700,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
15,695,000	0.730		03/07/17	15,695,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $356,600,000)				$356,600,000

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value
Variable Rate Obligations(b) – 27.7%
Bank of Montreal
$5,000,000	1.434%		05/12/17	$5,005,702
9,000,000	1.216		08/07/17	9,003,402
7,500,000	1.311		01/11/18	7,508,485
Bank of Nova Scotia (The)
9,500,000	1.418		04/12/17	9,507,277
35,000,000	1.232	(a)	02/09/18	34,970,409
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
10,000,000	1.368		04/27/17	10,008,868
Bedford Row Funding Corp.
13,000,000	1.428	(a)	10/12/17	13,026,501
Canadian Imperial Bank of Commerce
6,400,000	1.302	(a)	01/19/18	6,408,226
Collateralized Commercial Paper Co., LLC
8,000,000	1.329		04/25/17	8,006,442
Collateralized Commercial Paper II Co., LLC
7,000,000	1.488	(a)	10/25/17	7,015,376
20,000,000	1.377	(a)	01/24/18	20,026,999
Commonwealth Bank of Australia
3,500,000	1.317	(a)	03/13/17	3,500,598
8,000,000	0.000	(a)(c)	02/23/18	8,000,000
Credit Suisse AG
11,000,000	1.479		04/18/17	11,010,348
4,000,000	1.472		07/10/17	4,001,953
Dexia Credit Local
10,000,000	1.289		06/19/17	10,009,308
7,000,000	1.180		08/16/17	7,003,540
10,000,000	1.261		01/29/18	10,005,374
DNB Bank ASA
12,000,000	1.228		04/25/17	12,007,752
4,000,000	0.988		08/28/17	3,998,827
Erste Abwicklungsanstalt
8,500,000	1.121	(a)	03/14/17	8,501,450
8,000,000	1.112	(a)	04/19/17	8,003,649
HSBC Bank PLC
8,000,000	1.238	(a)	11/01/17	8,005,675
20,000,000	1.181	(a)	11/10/17	19,988,071
Mizuho Bank Ltd.
8,000,000	1.351		05/12/17	8,006,919
10,000,000	1.359		07/20/17	10,006,445
7,000,000	1.329		08/02/17	7,004,037
National Australia Bank Ltd.
7,500,000	1.288	(a)	12/06/17	7,512,988
Norinchukin Bank (The)
10,000,000	1.281		07/31/17	10,006,534
Oversea-Chinese Banking Corp., Ltd.
9,500,000	1.369	(a)	11/15/17	9,515,480
Royal Bank of Canada
5,000,000	1.213		08/09/17	5,003,769
Skandinaviska Enskilda Banken AB
8,000,000	0.988		08/23/17	7,997,992
Standard Chartered Bank
13,000,000	1.479		04/19/17	13,012,423
17,000,000	1.428		10/27/17	17,008,683

Variable Rate Obligations(b) – (continued)
Sumitomo Mitsui Banking Corp.
500,000	1.521		03/14/17	500,153
10,000,000	1.375		05/08/17	10,008,619
10,000,000	1.182		08/10/17	9,998,863
Sumitomo Mitsui Trust Bank Ltd.
10,000,000	1.368		04/27/17	10,008,024
Svenska Handelsbanken AB
6,000,000	1.294		08/01/17	6,007,896
Toronto-Dominion Bank (The)
15,000,000	1.219		11/02/17	15,008,586
8,000,000	1.343		01/17/18	8,012,875
UBS AG
5,900,000	1.491		06/01/17	5,905,303
Wells Fargo Bank N.A.
9,600,000	1.240		05/03/17	9,606,929
14,500,000	1.357		01/26/18	14,522,462
Westpac Banking Corp.
11,000,000	1.249	(a)	01/26/18	11,004,945
Westpac Securities NZ Ltd.
10,000,000	1.339	(a)	07/31/17	10,013,120
7,000,000	1.169	(a)	11/02/17	7,002,208

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $456,915,384)				$457,199,485

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $1,576,079,700)				$1,576,456,704

Repurchase Agreements(d) – 4.9%
HSBC Bank PLC
$40,000,000	0.810%		03/01/17	$40,000,213
Maturity Value: $40,000,900
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $43,200,007.

Wells Fargo Securities LLC
40,000,000	0.760	(e)	03/07/17	40,000,000
Maturity Value: $40,000,844
Collateralized by various sovereign debt security issuers, 0.875% to 6.500%, due 09/05/17 to 11/03/25. The aggregate market value of the collateral, including accrued interest, was $42,041,550.

TOTAL REPURCHASE AGREEMENTS
(Cost $80,000,000)				$80,000,213

TOTAL INVESTMENTS – 100.4%
(Cost $1,656,079,700)				$1,656,456,917

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%				(7,153,236)

NET ASSETS – 100.0%				$1,649,303,681

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 28, 2017, these securities amounted to $260,245,186 or approximately 15.8% of net assets.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on February 28, 2017.
(e)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
GO	—General Obligation
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
RB	—Revenue Bond
RMKT	—Remarketed
SLOC	—Stand-by Letter of Credit
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Commercial Paper and Corporate Obligations – 20.6%
Albion Capital LLC
$5,000,000	0.753%		03/03/17	$4,999,723
8,000,000	0.917		04/25/17	7,990,878
Atlantic Asset Securitization LLC
3,500,000	1.088		04/11/17	3,496,162
Barton Capital S.A.
8,000,000	0.733		03/03/17	7,999,482
4,500,000	1.113		05/02/17	4,492,282
BNZ International Funding Ltd.
3,500,000	1.279		07/24/17	3,484,783
Charlotte-Mecklenburg Hospital Authority
4,000,000	0.917		03/14/17	3,998,705
Charta LLC
5,000,000	1.197		08/03/17	4,975,690
CRC Funding LLC
5,000,000	1.197		08/01/17	4,971,767
Erste Abwicklungsanstalt
4,000,000	1.144		05/25/17	3,991,725
4,500,000	1.155		06/05/17	4,488,845
Fairway Finance Co., LLC
4,000,000	1.135		07/26/17	3,978,787
Kaiser Foundation Hospitals
6,000,000	0.948		03/28/17	5,996,089
6,000,000	0.928		04/03/17	5,995,172
Kells Funding LLC
4,000,000	1.113		05/15/17	3,991,978
Liberty Street Funding LLC
4,000,000	1.000		05/12/17	3,992,173
8,000,000	1.020		05/22/17	7,981,279
LMA-Americas LLC
4,000,000	1.123		04/04/17	3,996,823
6,000,000	1.144		05/02/17	5,990,392
Matchpoint Finance PLC
15,000,000	0.712		03/01/17	14,999,676
MetLife Short Term Funding LLC
3,000,000	1.083		04/10/17	2,997,243
National Bank of Abu Dhabi PJSC
10,000,000	0.774		03/01/17	9,999,823
Nieuw Amsterdam Receivables Corp.
6,000,000	1.228		08/08/17	5,968,820
Northwestern Memorial HealthCare
4,000,000	0.887		03/09/17	3,999,078
Old Line Funding Corp.
4,000,000	0.980		03/06/17	3,999,523
SSM Health Care Corp.
6,000,000	0.934		03/22/17	5,996,561
6,000,000	0.887		04/27/17	5,989,492
United Overseas Bank Ltd.
5,000,000	1.155		04/21/17	4,994,749
Victory Receivables Corp.
10,000,000	0.753		03/02/17	9,999,499
3,750,000	0.969		03/16/17	3,748,412

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $169,496,439)				$169,505,611

Certificates of Deposit – 1.3%
Citibank, N.A.
$6,000,000	1.000%		03/13/17	$6,000,810
Wells Fargo Bank N.A.
4,500,000	1.550		01/18/18	4,508,753

TOTAL CERTIFICATES OF DEPOSIT
(Cost $10,500,000)				$10,509,563

Certificates of Deposit-Yankeedollar – 8.1%
Cooperatieve Rabobank U.A.
$3,500,000	1.300%		08/01/17	$3,501,925
Credit Agricole Corporate and Investment Bank
7,500,000	1.140		06/02/17	7,503,030
DZ Bank AG
4,500,000	1.290		08/25/17	4,501,085
4,600,000	1.380		10/20/17	4,602,112
Landesbank Hessen-Thueringen Girozentrale
8,250,000	1.000		03/17/17	8,251,157
National Bank of Kuwait
15,000,000	1.350		05/31/17	15,007,016
Norinchukin Bank (The)
7,000,000	1.260		04/26/17	7,004,720
5,000,000	1.430		07/26/17	5,004,019
Oversea-Chinese Banking Corp., Ltd.
4,500,000	1.050		04/19/17	4,501,617
Svenska Handelsbanken AB
5,000,000	1.190		06/08/17	5,002,972
Toronto-Dominion Bank (The)
2,000,000	1.240		06/16/17	2,001,625

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $66,852,543)				$66,881,278

Fixed Rate Municipal Debt Obligations – 1.6%
ANZ New Zealand (Int’l) Ltd.
$2,000,000	1.400	%(a)	04/27/17	$2,001,120
Commonwealth Bank of Australia
4,000,000	1.400		09/08/17	4,003,597
Credit Suisse AG
2,000,000	1.375		05/26/17	2,001,674
Metropolitan Life Global Funding I
2,500,000	1.300	(a)	04/10/17	2,500,950
MUFG Union Bank N.A.
2,500,000	2.125		06/16/17	2,507,098

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS
(COST $13,010,171)				$13,014,439

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Time Deposits – 9.3%
National Bank of Kuwait
$20,000,000	0.620%		03/01/17	$20,000,000
Natixis
30,000,000	0.570		03/01/17	30,000,000
Skandinaviska Enskilda Banken AB
26,900,000	0.560		03/01/17	26,900,000

TOTAL TIME DEPOSITS
(COST $76,900,000)				$76,900,000

U.S. Government Agency Obligations – 1.1%
Overseas Private Investment Corp. (USA)(b)(c)
$4,270,659	0.660%		03/07/17	$4,270,659
4,691,501	0.760		03/07/17	4,691,501

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,962,160)				$8,962,160

Variable Rate Municipal Debt Obligations(b) – 22.5%
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
$30,000,000	0.750%		03/01/17	$30,000,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
13,010,000	0.660		03/07/17	13,010,000
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)
8,000,000	0.650		03/07/17	8,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
19,700,000	0.780		03/07/17	19,700,000
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2016 A (Kookmin Bank, LOC)(a)
26,650,000	1.100		03/07/17	26,650,000
New York City GO VRDN Refunding Series 2008 Subseries J-5 (Bank of America N.A., SPA)
1,500,000	0.570		03/01/17	1,500,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
1,250,000	0.660		03/07/17	1,250,000
Nuveen Enhanced Municipal Credit Opportunities Fund VRDP Series 2010-2 (JPMorgan Chase Bank N.A., LIQ)(a)
17,400,000	0.790		03/07/17	17,400,000
Ohio Water Development Authority VRDN RB for Water Pollution Control Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)
22,000,000	0.670		03/07/17	22,000,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
30,900,000	0.730		03/07/17	30,900,000
State of Ohio GO VRDN for Common Schools Series 2003 D RMKT
6,200,000	0.660		03/07/17	6,200,000

Variable Rate Municipal Debt Obligations(b) – (continued)
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
9,000,000	0.730		03/07/17	9,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(COST $185,610,000)				$185,610,000

Variable Rate Obligations(b) – 31.6%
Bank of Montreal
$4,000,000	1.311%		01/11/18	$4,004,525
Bank of Nova Scotia (The)
4,500,000	1.418		04/12/17	4,503,447
4,000,000	1.217	(a)	08/04/17	4,002,045
4,000,000	1.435		10/06/17	4,008,047
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
4,000,000	1.368		04/27/17	4,003,547
Bedford Row Funding Corp.
5,000,000	1.428	(a)	10/12/17	5,010,193
BNP Paribas
6,000,000	1.494		05/07/17	6,003,751
Canadian Imperial Bank of Commerce
3,600,000	1.302	(a)	01/19/18	3,604,627
Collateralized Commercial Paper Co., LLC
3,000,000	1.329		04/25/17	3,002,416
Collateralized Commercial Paper II Co., LLC
2,000,000	1.488	(a)	10/25/17	2,004,393
4,500,000	1.372	(a)	01/17/18	4,506,139
12,000,000	1.377	(a)	01/24/18	12,016,199
Commonwealth Bank of Australia
1,620,000	1.317	(a)	03/13/17	1,620,277
Credit Suisse AG
5,000,000	1.479		04/18/17	5,004,704
3,000,000	1.472		07/10/17	3,001,464
Dexia Credit Local
5,000,000	1.289		06/19/17	5,004,654
4,000,000	1.187		11/22/17	4,001,058
6,000,000	1.261		01/29/18	6,003,224
DNB Bank ASA
5,000,000	1.228		04/25/17	5,003,230
6,000,000	0.988		08/28/17	5,998,240
Erste Abwicklungsanstalt
4,000,000	1.121	(a)	03/14/17	4,000,683
4,000,000	1.112	(a)	04/19/17	4,001,824
Fairway Finance Co., LLC
5,000,000	1.183	(a)	04/10/17	5,002,409
HSBC Bank PLC
6,000,000	1.238	(a)	11/01/17	6,004,256
10,000,000	1.181	(a)	11/10/17	9,994,035
Metropolitan Life Global Funding I
2,858,000	1.390	(a)	04/10/17	2,859,612
Mizuho Bank Ltd.
4,000,000	1.351		05/12/17	4,003,460
6,500,000	1.359		07/20/17	6,504,189
4,000,000	1.329		08/02/17	4,002,307

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value
Variable Rate Obligations(b) – (continued)
National Australia Bank Ltd.
$4,500,000	1.288	% (a)	12/06/17	$4,507,793
Nordea Bank AB
4,600,000	1.432		04/26/17	4,604,452
Norinchukin Bank (The)
9,000,000	1.281		07/31/17	9,005,881
Oversea-Chinese Banking Corp., Ltd.
4,000,000	1.369	(a)	11/15/17	4,006,518
Royal Bank of Canada
3,500,000	1.213		08/09/17	3,502,638
Skandinaviska Enskilda Banken AB
6,000,000	0.988		08/23/17	5,998,494
Standard Chartered Bank
5,000,000	1.479		04/19/17	5,004,778
13,000,000	1.428		10/27/17	13,006,640
State Street Bank & Trust Co.
4,970,000	1.278		03/30/17	4,972,252
Sumitomo Mitsui Banking Corp.
5,000,000	1.375		05/08/17	5,004,310
6,000,000	1.182		08/10/17	5,999,318
Sumitomo Mitsui Trust Bank Ltd.
8,000,000	1.368		04/27/17	8,006,419
4,000,000	1.171		08/14/17	3,999,081
Svenska Handelsbanken AB
4,000,000	1.294		08/01/17	4,005,264
Toronto-Dominion Bank (The)
7,000,000	1.219		11/02/17	7,004,007
5,000,000	1.343		01/17/18	5,008,047
UBS AG
3,000,000	1.491		06/01/17	3,002,696
Wells Fargo Bank N.A.
4,600,000	1.240		05/03/17	4,603,320
9,000,000	1.357		01/26/18	9,013,942
Westpac Banking Corp.
7,000,000	1.249	(a)	01/26/18	7,003,147
Westpac Securities NZ Ltd.
5,000,000	1.339	(a)	07/31/17	5,006,560

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $260,767,711)				$260,944,512

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $792,099,024)				$792,327,563

Repurchase Agreements(d) – 3.6%
HSBC Bank PLC
$20,000,000	0.810%		03/01/17	$20,000,107
Maturity Value: $20,000,450
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $21,600,001.

Repurchase Agreements(d) – (continued)
Wells Fargo Securities LLC
10,000,000	0.760	%(c)	03/07/17	10,000,000
Maturity Value: $10,000,211
Collateralized by various sovereign debt security issuers, 1.000% to 1.125%, due 06/11/18 to 08/06/18. The aggregate market value of the collateral, including accrued interest, was $10,500,825.

TOTAL REPURCHASE AGREEMENTS
(Cost $30,000,000)				$30,000,107

TOTAL INVESTMENTS – 99.7%
(Cost $822,099,024)				$822,327,670

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%				2,405,423

NET ASSETS – 100.0%				$824,733,093

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 28, 2017, these securities amounted to $133,702,780 or approximately 16.2% of net assets.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(c)	The instrument is subject to a demand feature.
(d)	Unless noted, all repurchase agreements were entered into on February 28, 2017.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 100.8%
Alabama – 2.9%
Huntsville Health Care Authority CP Series 2017
$200,000	0.840%	06/01/17	$200,015

California – 18.9%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ)
140,000	0.580	03/07/17	140,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1997 L-5
100,000	0.590	03/07/17	100,000
California School Cash Reserve Program Authority RB Series 2016 C
200,000	2.000	06/30/17	200,791
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2017 04-I
140,000	0.780	03/14/17	140,010
City of Los Angeles GO TRANS Series 2016 B
200,000	3.000	06/29/17	201,535
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA) (FNMA, LIQ)
200,000	0.580	03/07/17	200,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2016 B-1 (Landesbank Hessen-Thueringen Girozentrale, SPA)
135,000	0.490	03/01/17	135,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
200,000	0.610	03/07/17	200,000

			1,317,336

Colorado – 3.5%
City of Colorado Springs Utilities System VRDN RB Series 2010 C (JPMorgan Chase Bank N.A., SPA)
245,000	0.640	03/07/17	245,000

Delaware – 3.4%
University of Delaware VRDN RB Refunding Series 2005 (TD Bank N.A., SPA)
140,000	0.570	03/01/17	140,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
100,000	0.570	03/01/17	100,000

			240,000

District of Columbia – 2.9%
District of Columbia Income Tax Secured VRDN RB Refunding Series 2014 B(a)
200,000	0.940	03/07/17	200,110

Florida – 4.2%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)
155,000	0.650	03/07/17	155,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)
140,000	0.660	03/07/17	140,000

			295,000

Georgia – 8.6%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1
300,000	0.630	03/07/17	300,000

Municipal Debt Obligations – (continued)
Georgia – (continued)
State of Georgia GO Series 2007 B
300,000	5.000	04/01/17	301,072

			601,072

Illinois – 1.4%
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-3 RMKT (JPMorgan Chase Bank N.A., SPA)
100,000	0.640	03/07/17	100,000

Massachusetts – 1.4%
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
100,000	0.570	03/01/17	100,000

Mississippi – 4.3%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 L (GTY AGMT – Chevron Corp.)
300,000	0.570	03/01/17	300,000

New Jersey – 2.2%
County of Bergen GO BANS Refunding Series 2016 B
150,000	2.000	12/14/17	151,195

New York – 12.0%
County of Nassau, New York IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
200,000	0.570	03/01/17	200,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subordinate Series 2015 Subseries A-4 (Mizuho Bank, Ltd., SPA)
140,000	0.580	03/01/17	140,000
New York State Thruway Authority Personal Income Tax RB for Transportation Series 2013 A
200,000	5.000	03/15/17	200,326
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
300,000	0.620	03/01/17	300,000

			840,326

North Carolina – 10.5%
City of Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B-1 RMKT (Wells Fargo Bank N.A., SPA)
250,000	0.620	03/07/17	250,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B
140,000	0.600	03/07/17	140,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B
140,000	0.600	03/07/17	140,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
200,000	0.570	03/01/17	200,000

			730,000

Ohio – 3.5%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1
245,000	0.600	03/07/17	245,000

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Oregon – 1.4%
State of Oregon GO VRDN for Veterans’ Welfare Series 2006 86 RMKT (U.S. Bank N.A., SPA)
$100,000	0.530%	03/01/17	$100,000

Pennsylvania – 4.3%
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB Refunding for Children’s Hospital of Philadelphia Project Series 2002 B RMKT (Wells Fargo Bank N.A., SPA)
300,000	0.560	03/01/17	300,000

Texas – 9.2%
City of Houston TRANS Series 2016
250,000	5.000	06/30/17	253,495
City of San Antonio Electric & Gas Systems CP Series 2017 B (State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
250,000	0.730	04/06/17	250,008
Lower Neches Valley Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT – Exxon Mobil Corp.)
140,000	0.550	03/01/17	140,000

			643,503

Washington – 3.3%
County of King Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)
230,000	0.640	03/07/17	230,000

Wisconsin – 2.9%
City of Milwaukee GO Refunding for Promissory & Corporate Notes Series 2012 N2
200,000	5.000	05/01/17	201,441

TOTAL INVESTMENTS – 100.8%
(Cost $7,039,647)			$7,039,998

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(56,489)

NET ASSETS – 100.0%			$6,983,509

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BANS	—Bond Anticipation Notes
COPS	—Certificates of Participation
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 99.9%
United States Cash Management Bill
$2,215,800,000	0.534%		03/15/17	$2,215,347,607
United States Treasury Bills
22,200,000	0.432		03/02/17	22,199,738
118,000,000	0.437		03/02/17	117,998,591
300,000,000	0.457		03/09/17	299,970,000
100,000,000	0.498		03/09/17	99,989,111
215,000,000	0.406	(a)	03/16/17	214,964,167
120,000,000	0.422		03/16/17	119,979,250
51,600,000	0.498		03/16/17	51,589,465
46,500,000	0.508		03/16/17	46,490,312
809,500,000	0.524		03/16/17	809,326,293
1,343,800,000	0.539		03/16/17	1,343,503,245
90,100,000	0.550		03/16/17	90,079,728
170,500,000	0.457		03/23/17	170,453,113
458,000,000	0.468		03/23/17	457,871,251
1,687,900,000	0.483		03/23/17	1,687,410,040
240,500,000	0.493		03/23/17	240,428,718
50,000,000	0.514		03/23/17	49,984,569
596,100,000	0.519		03/23/17	595,914,216
1,000,000,000	0.524		03/23/17	999,685,277
102,800,000	0.529		03/23/17	102,767,332
3,541,700,000	0.539		04/06/17	3,539,822,902
13,300,000	0.544		04/06/17	13,292,885
289,740,000	0.512		04/13/17	289,565,923
839,900,000	0.514		04/13/17	839,393,377
988,600,000	0.519		04/13/17	987,997,776
255,500,000	0.539		04/20/17	255,311,924
234,200,000	0.488		05/04/17	234,000,149
88,600,000	0.493		05/04/17	88,523,607
205,600,000	0.503		05/04/17	205,419,072
35,100,000	0.509		05/04/17	35,068,800
119,800,000	0.514		05/04/17	119,692,446
12,100,000	0.519		05/04/17	12,089,029
80,300,000	0.524		05/04/17	80,226,481
9,700,000	0.529		05/04/17	9,691,033
53,960,000	0.596		05/04/17	53,903,882
148,400,000	0.560		05/11/17	148,239,027
709,850,000	0.637		05/18/17	708,888,745
4,100,000	0.509		05/25/17	4,095,160
147,850,000	0.524		05/25/17	147,670,218
159,700,000	0.529		05/25/17	159,503,924
64,000,000	0.534		05/25/17	63,920,667
49,000,000	0.539		05/25/17	48,938,682
34,800,000	0.621		05/25/17	34,749,878
54,100,000	0.626		05/25/17	54,021,442
163,800,000	0.642		05/25/17	163,556,348
25,900,000	0.524	(a)	06/01/17	25,866,283
3,600,000	0.560		06/08/17	3,594,555
31,400,000	0.611		07/13/17	31,329,873
19,600,000	0.601		07/20/17	19,554,708
16,900,000	0.606		07/20/17	16,860,616
11,530,000	0.611		07/20/17	11,502,905
12,800,000	0.683		08/24/17	12,758,073
7,200,000	0.683	(a)	08/31/17	7,175,612

United States Treasury Floating Rate Notes(b)
6,141,500,000	0.590		04/30/17	6,141,972,328
4,679,705,000	0.593		07/31/17	4,680,550,748
3,719,526,000	0.684		10/31/17	3,723,636,982
663,356,000	0.788		01/31/18	664,891,424
756,800,000	0.706	(a)	04/30/18	757,787,007
944,800,000	0.690		07/31/18	945,556,859
450,000,000	0.656		01/31/19	450,060,641
United States Treasury Notes
1,397,950,000	0.750		03/15/17	1,398,074,917
231,280,000	0.500		03/31/17	231,279,700
787,300,000	1.000		03/31/17	787,611,539
691,220,000	3.250		03/31/17	692,774,251
25,100,000	0.875		04/15/17	25,110,158
106,000,000	0.500		04/30/17	105,993,926
74,100,000	3.125		04/30/17	74,414,472
78,350,000	0.875		05/15/17	78,390,209
743,610,000	4.500		05/15/17	749,588,938
414,000,000	8.750		05/15/17	420,960,316
880,613,000	0.625		05/31/17	880,607,841
1,445,450,000	2.750		05/31/17	1,453,248,934
570,000,000	0.875		06/15/17	570,439,836
339,070,000	0.625		06/30/17	339,088,068
72,700,000	0.750		06/30/17	72,731,521
1,191,100,000	2.500		06/30/17	1,198,550,142
343,300,000	0.875		07/15/17	343,585,298
200,000	0.625		07/31/17	199,949
258,600,000	2.375		07/31/17	260,494,487
361,350,000	0.875		08/15/17	361,676,571
432,530,000	4.750		08/15/17	440,604,974
266,700,000	0.625		08/31/17	266,535,908
685,100,000	1.875		08/31/17	689,086,153
208,300,000	1.000		09/15/17	208,529,997
107,400,000	0.625		09/30/17	107,283,052
116,900,000	1.875		09/30/17	117,626,358
84,200,000	0.875		10/15/17	84,224,454
20,200,000	0.750		10/31/17	20,195,246
67,200,000	1.875		10/31/17	67,665,970
18,200,000	4.250		11/15/17	18,633,876

TOTAL INVESTMENTS – 99.9%				$47,591,841,075

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				34,450,413

NET ASSETS – 100.0%				$47,626,291,488

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 48.3%
United States Treasury Bills
$28,800,000	0.503%		05/04/17	$28,774,656
52,650,000	0.560		05/11/17	52,592,889
207,775,000	0.637		05/18/17	207,493,638
100,000	0.509		05/25/17	99,882
43,250,000	0.524		05/25/17	43,197,409
26,675,000	0.529		05/25/17	26,642,249
22,625,000	0.534		05/25/17	22,596,955
34,500,000	0.539		05/25/17	34,456,827
110,550,000	0.616		05/25/17	110,392,082
42,500,000	0.621		05/25/17	42,438,788
23,800,000	0.626		05/25/17	23,765,440
38,350,000	0.524	(a)	06/01/17	38,300,076
33,400,000	0.611		07/13/17	33,325,407
9,500,000	0.601		07/20/17	9,478,047
17,900,000	0.606		07/20/17	17,858,286
4,500,000	0.611		07/20/17	4,489,425
6,100,000	0.683		08/24/17	6,080,019
12,400,000	0.683	(a)	08/31/17	12,357,998
United States Treasury Floating Rate Notes(b)
195,200,000	0.590		04/30/17	195,218,737
613,300,000	0.593		07/31/17	613,322,210
244,000,000	0.684		10/31/17	243,961,728
610,800,000	0.788		01/31/18	611,123,253
986,900,000	0.706	(a)	04/30/18	987,388,860
377,000,000	0.690		07/31/18	377,016,190
142,500,000	0.656		01/31/19	142,519,203
United States Treasury Notes
22,100,000	1.000		03/31/17	22,108,501
182,700,000	3.250		03/31/17	183,111,694
8,900,000	0.500		04/30/17	8,899,072
36,200,000	3.125		04/30/17	36,353,631
314,650,000	4.500		05/15/17	317,172,407
163,400,000	8.750		05/15/17	166,147,139
413,700,000	0.625		05/31/17	413,694,713
689,800,000	2.750		05/31/17	693,493,844
213,200,000	0.875		06/15/17	213,360,654
127,700,000	0.625		06/30/17	127,707,279
47,800,000	0.750		06/30/17	47,820,153
533,100,000	2.500		06/30/17	536,441,809
382,400,000	0.875		07/15/17	382,768,792
81,500,000	2.375		07/31/17	82,097,615
188,150,000	0.875		08/15/17	188,327,057
217,250,000	4.750		08/15/17	221,297,197
117,000,000	0.625		08/31/17	116,925,101
275,500,000	1.875		08/31/17	277,099,867
132,800,000	1.000		09/15/17	132,946,277
138,800,000	0.625		09/30/17	138,640,547
74,900,000	1.875		09/30/17	75,373,690
96,200,000	0.875		10/15/17	96,220,362
186,600,000	0.750		10/31/17	186,459,868
219,100,000	1.875		10/31/17	220,586,233
131,450,000	4.250		11/15/17	134,580,906
7,900,000	0.625		11/30/17	7,883,172
14,700,000	2.250		11/30/17	14,856,849

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$8,927,264,683

Repurchase Agreements(c) – 51.1%
Bank of Montreal
$200,000,000	0.520%		03/01/17	$200,000,000
Maturity Value: $200,002,889

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125%,
due 04/15/19 to 07/15/26 and U.S. Treasury Notes, 0.875% to
2.250%, due 05/31/18 to 01/31/24. The aggregate market value of the collateral, including accrued interest, was $204,000,091.

Bank of Nova Scotia (The)
96,900,000	0.520		03/01/17	96,900,000
Maturity Value: $96,901,400

Collateralized by U.S. Treasury Bonds, 2.500% to 3.750%, due
11/15/43 to 05/15/46, U.S. Treasury Inflation-Indexed Bonds,
2.000% to 2.500%, due 01/15/26 to 01/15/29, U.S. Treasury
Inflation-Indexed Notes, 0.125%, due 04/15/18 to 04/15/19 and
a U.S. Treasury Note, 1.750%, due 05/15/23. The aggregate
market value of the collateral, including accrued interest, was
$98,839,505.

BNP Paribas
100,000,000	0.520		03/01/17	100,000,000
Maturity Value: $100,001,444

Collateralized by U.S. Treasury Inflation-Indexed Note, 1.625%,
due 01/15/18, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/27 to 02/15/45, U.S. Treasury Notes,
0.625% to 1.500%, due 08/31/17 to 11/30/19 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 05/15/44 to
11/15/45. The aggregate market value of the collateral,
including accrued interest, was $101,999,998.

700,000,000	0.540	(b)(d)	03/01/17	700,000,000
Maturity Value: $704,063,500
Settlement Date: 02/23/16

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43,
U.S. Treasury Inflation-Indexed Bonds, 0.625% to 3.375%, due
01/15/27 to 02/15/43, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.625%, due 04/15/20 to 01/15/24, a U.S. Treasury
Interest-Only Stripped Security, 0.000%, due 05/15/28 and U.S.
Treasury Notes, 1.000% to 3.375%, due 12/15/17 to 04/30/23.
The aggregate market value of the collateral, including accrued interest, was $714,000,001.

1,000,000,000	0.530	(b)(d)	03/07/17	1,000,000,000
Maturity Value: $1,000,544,721
Settlement Date: 02/07/17

Collateralized by U.S. Treasury Bonds, 3.000% to 8.875%, due
02/15/19 to 02/15/47, U.S. Treasury Inflation-Indexed Bonds,
2.000% to 3.375%, due 01/15/26 to 04/15/32, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 1.625%, due 04/15/17 to
01/15/24, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/29 to 02/15/42, U.S. Treasury Notes,
1.250% to 2.250%, due 11/30/19 to 12/31/23 and a U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
05/15/42. The aggregate market value of the collateral,
including accrued interest, was $1,019,999,997.

750,000,000	0.570	(b)(d)	03/07/17	750,000,000
Maturity Value: $751,270,622
Settlement Date: 12/14/16

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 0.750%
to 3.875%, due 04/15/29 to 02/15/42, a U.S. Treasury Inflation-
Indexed Note, 1.375%, due 07/15/18, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 02/15/27 to 02/15/37,
U.S. Treasury Notes, 1.125% to 3.500%, due 02/15/18 to
10/31/20 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 05/15/40. The aggregate market value of the
collateral, including accrued interest, was $764,999,998.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Citigroup Global Markets, Inc.
$150,000,000	0.510%		03/01/17	$150,000,000
Maturity Value: $150,002,125

Collateralized by U.S. Treasury Bills, 0.000%, due 03/09/17 to
10/12/17 and U.S. Treasury Notes, 0.875% to 2.250%, due
07/15/17 to 11/30/20. The aggregate market value of the
collateral, including accrued interest, was $153,000,019.

68,900,000	0.520		03/01/17	68,900,000
Maturity Value: $68,900,995
Collateralized by U.S. Treasury Notes, 1.000% to 2.000%, due 10/15/19 to 11/15/26. The aggregate market value of the collateral, including accrued interest, was $70,278,043.

Credit Agricole Corporate and Investment Bank
100,000,000	0.520		03/02/17	100,000,000
Maturity Value: $100,010,111
Settlement Date: 02/23/17

Collateralized by a U.S. Treasury Bond, 3.750%, due 11/15/43,
U.S. Treasury Notes, 0.625% to 2.250%, due 06/30/18 to
05/15/26 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 11/15/41. The aggregate market value of the
collateral, including accrued interest, was $102,000,064.

200,000,000	0.520		03/07/17	200,000,000
Maturity Value: $200,020,222

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.625%
to 1.250%, due 07/15/20 to 01/15/24 and U.S. Treasury Notes,
1.125% to 2.125%, due 09/30/17 to 06/30/22. The aggregate
market value of the collateral, including accrued interest, was
$204,000,071.

Credit Suisse Securities (USA) LLC
300,000,000	0.510		03/01/17	300,000,000
Maturity Value: $300,004,250

Collateralized by a U.S. Treasury Bond, 3.125%, due 08/15/44
and U.S. Treasury Notes, 0.750% to 2.250%, due 10/31/17 to
11/15/24. The aggregate market value of the collateral,
including accrued interest, was $306,002,608.

HSBC Securities (USA), Inc.
800,000,000	0.510		03/01/17	800,000,000
Maturity Value: $800,011,333

Collateralized by U.S. Treasury Bonds, 2.500% to 7.625%, due
11/15/22 to 05/15/46 and U.S. Treasury Notes, 1.125% to
3.625%, due 11/30/19 to 08/31/21. The aggregate market value of the collateral, including accrued interest, was $816,004,032.

ING Financial Markets LLC
250,000,000	0.510		03/01/17	250,000,000
Maturity Value: $250,003,542

Collateralized by U.S. Treasury Bonds, 2.250% to 3.750%, due
11/15/43 to 08/15/46, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 1.750%, due 01/15/28 to 02/15/47, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.375%, due 04/15/17 to
07/15/25 and U.S. Treasury Notes, 0.625% to 3.625%, due
06/30/17 to 08/15/26. The aggregate market value of the
collateral, including accrued interest, was $255,004,785.

J.P. Morgan Securities LLC
62,400,000	0.520		03/01/17	62,400,000
Maturity Value: $62,400,901
Collateralized by U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 05/15/17 to 02/15/46. The aggregate market value of the collateral, including accrued interest, was $63,648,265.
500,000,000	0.530	(b)(d)	03/07/17	500,000,000
Maturity Value: $505,432,492
Settlement Date: 03/02/15
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 02/15/19 to 11/15/36. The aggregate market value of the collateral, including accrued interest, was $510,003,653.

Joint Repurchase Agreement Account I
1,700,000,000	0.520		03/01/17	1,700,000,000
Maturity Value: $1,700,024,556

Merrill Lynch, Pierce, Fenner & Smith, Inc.
100,000,000	0.500		03/01/17	100,000,000
Maturity Value: $100,001,389

Collateralized by U.S. Treasury Bills, 0.000%, due 03/09/17 to
09/14/17, U.S. Treasury Notes, 0.875% to 2.625%, due
01/31/18 to 08/15/26 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 11/15/26. The aggregate market value of the collateral, including accrued interest, was
$102,000,039.

119,200,000	0.520		03/01/17	119,200,000
Maturity Value: $119,201,722
Collateralized by a U.S. Treasury Note, 2.125%, due 02/29/24. The market value of the collateral, including accrued interest, was $121,584,031.
179,900,000	0.520		03/01/17	179,900,000
Maturity Value: $179,902,599
Collateralized by a U.S. Treasury Note, 1.750%, due 05/15/23. The market value of the collateral, including accrued interest, was $183,498,065.

MUFG Securities EMEA PLC
50,452,605	0.560		03/02/17	50,452,605
Maturity Value: $50,454,175
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $51,461,657.

Nomura Securities International, Inc.
200,000,000	0.520		03/01/17	200,000,000
Maturity Value: $200,002,889

Collateralized by a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 05/15/34 and U.S. Treasury Notes, 0.875% to
4.000%, due 04/15/17 to 04/30/21. The aggregate market value of the collateral, including accrued interest, was $204,000,068.

400,000,000	0.520		03/01/17	400,000,000
Maturity Value: $400,005,778

Collateralized by U.S. Treasury Bills, 0.000%, due 03/16/17 to
07/06/17, U.S. Treasury Bonds, 3.000% to 7.625%, due
11/15/22 to 11/15/44, U.S. Treasury Inflation-Indexed Notes,
0.125% to 0.250%, due 07/15/24 to 01/15/25, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 08/15/24 to
11/15/44, U.S. Treasury Notes, 0.500% to 3.125%, due
03/31/17 to 05/15/24 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 05/15/39 to 11/15/43. The
aggregate market value of the collateral, including accrued
interest, was $408,000,006.

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
RBC Dominion Securities, Inc.
$1,000,000,000	0.530	% (b)(d)	03/07/17	$1,000,000,000
Maturity Value: $1,000,456,388
Settlement Date: 02/13/17

Collateralized by U.S. Treasury Bonds, 2.250% to 4.375%, due
02/15/39 to 02/15/47, U.S. Treasury Inflation-Indexed Bonds,
2.375% to 3.875%, due 01/15/27 to 04/15/29, U.S. Treasury
Inflation-Indexed Notes, 0.125%, due 04/15/17 to 07/15/26 and
U.S. Treasury Notes, 0.875% to 3.625%, due 05/15/17 to
11/15/25. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,017.

Societe Generale
150,000,000	0.630	(b)	03/07/17	150,000,000
Maturity Value: $150,372,750
Settlement Date: 10/18/16

Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43, a
U.S. Treasury Inflation-Indexed Bond, 0.875%, due 02/15/47, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 01/15/22
and U.S. Treasury Notes, 1.375% to 3.625%, due 08/31/18 to
05/31/21. The aggregate market value of the collateral,
including accrued interest, was $153,000,017.

Wells Fargo Bank, N.A.
8,000,000	0.580	(e)	03/02/17	8,000,000
Maturity Value: $8,023,587
Settlement Date: 08/31/16
Collateralized by a U.S. Treasury Note, 1.750%, due 12/31/20. The market value of the collateral, including accrued interest, was $8,160,093.
38,500,000	0.580	(e)	03/03/17	38,500,000
Maturity Value: $38,614,131
Settlement Date: 08/31/16
Collateralized by a U.S. Treasury Note, 1.750%, due 12/31/20. The market value of the collateral, including accrued interest, was $39,270,064.
225,000,000	0.600	(e)	03/10/17	225,000,000
Maturity Value: $225,686,250
Settlement Date: 09/08/16
Collateralized by a U.S. Treasury Note, 1.125%, due 02/28/19. The market value of the collateral, including accrued interest, was $229,500,010.

TOTAL REPURCHASE AGREEMENTS				$9,449,252,605

TOTAL INVESTMENTS – 99.4%				$18,376,517,288

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%				113,172,078

NET ASSETS – 100.0%				$18,489,689,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(c)	Unless noted, all repurchase agreements were entered into on February 28, 2017. Additional information on Joint Repurchase Agreement Account I appears on page 36.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At February 28, 2017, these securities amounted to $271,500,000 or approximately 1.5% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 50.8%
United States Treasury Bills
$27,100,000	0.427%		03/02/17	$27,099,684
30,000,000	0.437		03/02/17	29,999,642
5,600,000	0.539		04/20/17	5,595,878
16,300,000	0.524		05/04/17	16,285,076
2,600,000	0.529		05/04/17	2,597,596
1,470,000	0.596		05/04/17	1,468,471
15,050,000	0.545		05/11/17	15,034,120
54,050,000	0.637		05/18/17	53,976,807
500,000	0.509		05/25/17	499,410
11,250,000	0.524		05/25/17	11,236,320
17,950,000	0.529		05/25/17	17,927,961
40,050,000	0.534		05/25/17	40,000,355
10,000,000	0.539		05/25/17	9,987,486
51,150,000	0.642		05/25/17	51,073,914
21,350,000	0.524	(a)	06/01/17	21,322,206
12,000,000	0.611		07/13/17	11,973,200
1,600,000	0.601		07/20/17	1,596,303
6,500,000	0.606		07/20/17	6,484,852
9,500,000	0.611		07/20/17	9,477,675
1,750,000	0.616		07/20/17	1,745,853
3,300,000	0.621		07/20/17	3,292,116
6,000,000	0.626		07/20/17	5,985,548
60,350,000	0.606		07/27/17	60,202,377
1,950,000	0.632		08/10/17	1,944,560
3,300,000	0.647		08/10/17	3,290,570
4,500,000	0.662		08/24/17	4,485,700
3,800,000	0.683		08/24/17	3,787,553
1,250,000	0.688	(a)	08/24/17	1,245,875
3,800,000	0.683	(a)	08/31/17	3,787,129
United States Treasury Floating Rate Notes(b)
434,800,000	0.590		04/30/17	434,843,923
1,088,100,000	0.593		07/31/17	1,088,013,833
194,000,000	0.684		10/31/17	193,987,797
127,400,000	0.788		01/31/18	127,502,978
42,200,000	0.706		04/30/18	42,275,274
4,200,000	0.690		07/31/18	4,206,839
157,500,000	0.656		01/31/19	157,521,225
United States Treasury Notes
34,000,000	0.750		03/15/17	34,003,493
12,800,000	1.000		03/31/17	12,804,924
105,000,000	3.250		03/31/17	105,236,071
2,300,000	0.500		04/30/17	2,299,760
10,500,000	3.125		04/30/17	10,544,557
168,500,000	4.500		05/15/17	169,850,390
91,300,000	8.750		05/15/17	92,834,968
293,700,000	0.625		05/31/17	293,701,622
307,300,000	2.750		05/31/17	308,937,618
121,200,000	0.875		06/15/17	121,295,054
74,300,000	0.625		06/30/17	74,304,608
39,700,000	0.750		06/30/17	39,715,802
246,900,000	2.500		06/30/17	248,445,129
86,600,000	0.875		07/15/17	86,676,085
30,900,000	2.375		07/31/17	31,126,511
78,900,000	0.875		08/15/17	78,968,479
133,650,000	4.750		08/15/17	136,138,159
49,300,000	0.625		08/31/17	49,269,563

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
107,300,000	1.875		08/31/17	107,920,670
54,000,000	1.000		09/15/17	54,059,026
60,900,000	0.625		09/30/17	60,830,046
32,500,000	1.875		09/30/17	32,705,612
36,800,000	0.875		10/15/17	36,807,322
64,800,000	0.750		10/31/17	64,750,648
60,830,000	1.875		10/31/17	61,242,975
54,000,000	4.250		11/15/17	55,285,435
3,300,000	0.625		11/30/17	3,292,970
6,200,000	2.250		11/30/17	6,266,154

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$4,851,069,757

Repurchase Agreements(c) – 49.3%
Federal Reserve Bank of New York
$4,700,000,000	0.500%		03/01/17	$4,700,000,000
Maturity Value: $4,700,065,278

Collateralized by U.S. Treasury Bonds, 2.750% to 6.125%, due
11/15/27 to 11/15/42 and U.S. Treasury Notes, 0.875% to
2.125%, due 07/31/19 to 02/15/23. The aggregate market value of the collateral, including accrued interest, was
$4,700,065,329.

TOTAL INVESTMENTS – 100.1%				$9,551,069,757

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%				(13,361,746)

NET ASSETS – 100.0%				$9,537,708,011

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(c)	Unless noted, all repurchase agreements were entered into on February 28, 2017.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

February 28, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At February 28, 2017, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of March 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$5,580,000,000	$5,580,080,600	$5,691,611,526
Treasury Obligations	1,700,000,000	1,700,024,556	1,734,003,512

REPURCHASE AGREEMENTS — At February 28, 2017, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	0.520%	$766,483,516	$233,516,484
BNP Paribas	0.520	2,606,043,956	793,956,044
Citigroup Global Markets, Inc.	0.520	444,560,440	135,439,560
Credit Agricole Corporate and Investment Bank	0.520	383,241,758	116,758,242
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.520	613,186,813	186,813,187
Wells Fargo Securities LLC	0.520	766,483,517	233,516,483
TOTAL		$5,580,000,000	$1,700,000,000

At February 28, 2017, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	03/02/17 to 12/07/17
U.S. Treasury Bonds	2.250 to 8.750	05/15/20 to 02/15/47
U.S. Treasury Inflation-Indexed Bonds	0.750 to 3.625	01/15/25 to 02/15/47
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.625	04/15/17 to 01/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 02/15/45
U.S. Treasury Notes	0.625 to 4.000	04/15/17 to 02/15/27
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/21 to 11/15/45

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At February 28, 2017, the Government Fund had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of March 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$7,292,600,000	$7,292,708,490	$7,487,035,071

REPURCHASE AGREEMENTS — At February 28, 2017, the Principal Amounts of the Government Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.540%	$524,304,575
Bank of America, N.A.	0.530	476,640,523
Bank of Nova Scotia (The)	0.530	1,429,921,569
BNP Paribas	0.530	1,048,609,150
Citigroup Global Markets, Inc.	0.540	667,296,732
TD Securities (USA), LLC	0.530	285,984,314
Wells Fargo Securities, LLC	0.540	2,859,843,137
TOTAL		$7,292,600,000

At February 28, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 7.500%	06/01/22 to 07/01/47
Federal National Mortgage Association	0.875 to 8.000	10/26/17 to 02/01/47
Government National Mortgage Association	3.000 to 8.500	01/15/27 to 01/20/47
U.S. Treasury Bill	0.000	09/14/17
U.S. Treasury Bonds	2.875 to 4.750	02/15/37 to 02/15/47
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.250	07/15/22 to 01/15/25
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 11/15/44
U.S. Treasury Notes	0.875 to 4.250	10/31/17 to 02/15/27
U.S. Treasury Principal-Only Stripped Security	0.000	11/15/44

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

Federal Instruments Fund
Assets:
Investments, at value (cost $766,950,490, $52,260,408,100, $1,576,079,700, $792,099,024, $7,039,647, $47,591,841,075, $8,927,264,683 and $4,851,069,757)	$766,950,490
Repurchase agreements, at value (cost $0, $49,169,679,016, $80,000,000, $30,000,000, $0, $0, $9,449,252,605 and $4,700,000,000)	—
Cash	74,480
Deferred offering costs	—
Receivables:
Investments sold	4,499,290
Interest	777,519
Fund shares sold	—
Reimbursement from investment advisor	35,718
Other assets	3,921
Total assets	772,341,418

Liabilities:
Due to custodian	—
Payables:
Investments purchased	4,498,928
Fund shares redeemed	—
Dividend distribution	5,179
Management fees	104,745
Distribution and Service fees and Transfer Agency fees	5,831
Accrued expenses and other liabilities	349,605
Total liabilities	4,964,288

Net Assets:
Paid-in capital	767,321,381
Undistributed (distributions in excess of) net investment income	37,486
Accumulated net realized gain	18,263
Net unrealized gain	—
NET ASSETS	$767,377,130
Net Assets:
Institutional Shares	$702,961,206
Select Shares	47,143
Preferred Shares	50,104
Capital Shares	8,481,305
Administration Shares	40,832,622
Premier Shares	50,013
Service Shares	14,904,731
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,006
Class R6 Shares	—
Total Net Assets	$767,377,130
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	702,947,498
Select Shares	47,142
Preferred Shares	50,103
Capital Shares	8,481,139
Administration Shares	40,831,825
Premier Shares	50,012
Service Shares	14,904,441
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,005
Class R6 Shares	—
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00
Select Shares	1.00
Preferred Shares	1.00
Capital Shares	1.00
Administration Shares	1.00
Premier Shares	1.00
Service Shares	1.00
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	1.00
Class R6 Shares	—

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$52,260,408,100	$1,576,456,704	$792,327,563	$7,039,998	$47,591,841,075	$8,927,264,683	$4,851,069,757
49,169,679,016	80,000,213	30,000,107	—	—	9,449,252,605	4,700,000,000
179,192,379	84,091	52,577	—	64,016	124,926,144	105,126
—	—	—	47,743	—	—	—

120,189,176	—	—	—	243,723,971	64,629,012	1,246,428
89,651,633	1,623,194	706,503	31,894	71,331,583	30,328,152	13,794,784
22,537,486	—	2,298,774	—	1,388,668	739	272,147
—	75,388	54,911	237,615	—	—	—
610,148	22,948	9,397	92	330,797	140,600	58,083
101,842,267,938	1,658,262,538	825,449,832	7,357,342	47,908,680,110	18,596,541,935	9,566,546,325

—	—	—	11,178	—	—	—

217,393,827	8,000,000	—	200,115	269,529,975	96,967,696	26,355,210
17,058,438	—	82,075	—	759,891	4,477,834	62,301
16,799,317	431,442	254,028	1,483	3,973,893	1,975,111	826,348
12,857,431	196,591	105,479	877	6,675,642	2,739,920	1,291,848
829,199	12,288	6,593	56	370,962	152,233	89,378
2,031,780	318,536	268,564	160,124	1,078,259	539,775	213,229
266,969,992	8,958,857	716,739	373,833	282,388,622	106,852,569	28,838,314

101,573,997,316	1,648,915,953	824,561,485	6,983,015	47,626,049,974	18,489,013,211	9,537,301,579
(76,265)	(3,580)	(76,587)	143	(237,821)	(213,288)	(145,588)
1,376,895	14,091	19,549	—	479,335	889,443	552,020
—	377,217	228,646	351	—	—	—
$101,575,297,946	$1,649,303,681	$824,733,093	$6,983,509	$47,626,291,488	$18,489,689,366	$9,537,708,011

$92,254,654,365	$1,632,055,093	$818,982,019	$6,923,420	$44,803,675,509	$15,786,980,815	$8,732,821,694
2,527,008,545	7,689,484	119,939	10,029	58,967,261	97,623,561	10,705,230
1,006,727,142	63,715	775,156	10,023	58,595,111	255,991,273	29,958,590
1,286,944,506	1,002	406,174	10,018	582,414,568	282,806,358	282,631,221
3,958,423,425	8,663,049	3,839,469	10,013	2,013,164,173	1,278,581,092	240,908,441
66,165,483	1,002	1,002	—	29,727,129	1,000	30,859,200
314,188,601	828,335	607,332	10,003	79,505,925	787,703,267	142,311,120
48,131,187	—	—	—	—	—	—
12,399,850	—	—	—	—	—	—
81,456,759	1,001	1,001	10,003	1,000	1,000	1,000
7,146,147	1,000	1,001	—	240,812	1,000	67,511,515
12,051,936	—	—	—	—	—	—
$101,575,297,946	$1,649,303,681	$824,733,093	$6,983,509	$47,626,291,488	$18,489,689,366	$9,537,708,011

92,253,468,127	1,631,670,429	818,713,933	6,923,060	44,803,450,688	15,786,403,487	8,732,449,566
2,526,976,055	7,688,148	119,898	10,028	58,966,965	97,619,992	10,704,775
1,006,714,194	63,700	774,848	10,022	58,594,817	255,981,913	29,957,313
1,286,927,957	1,002	406,045	10,018	582,411,645	282,796,019	282,619,176
3,958,372,516	8,660,601	3,838,190	10,012	2,013,154,069	1,278,534,339	240,898,174
66,164,632	1,002	1,001	—	29,726,980	1,000	30,857,884
314,184,560	828,137	607,136	10,003	79,505,526	787,674,463	142,305,054
48,130,568	—	—	—	—	—	—
12,399,690	—	—	—	—	—	—
81,455,717	1,001	1,000	10,002	1,000	1,000	1,000
7,146,055	1,000	1,000	—	240,811	1,000	67,508,637
12,051,781	—	—	—	—	—	—

$1.00	$1.0002	$1.0003	$1.0001	$1.00	$1.00	$1.00
1.00	1.0002	1.0003	1.0001	1.00	1.00	1.00
1.00	1.0002	1.0004	1.0001	1.00	1.00	1.00
1.00	1.0002	1.0003	1.0001	1.00	1.00	1.00
1.00	1.0003	1.0003	1.0001	1.00	1.00	1.00
1.00	1.0002	1.0004	—	1.00	1.00	1.00
1.00	1.0002	1.0003	1.0001	1.00	1.00	1.00
1.00	—	—	—	—	—	—
1.00	—	—	—	—	—	—
1.00	1.0002	1.0004	1.0000	1.00	1.00	1.00
1.00	1.0002	1.0004	—	1.00	1.00	1.00
1.00	—	—	—	—	—	—

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

Federal Instruments Fund
Investment income:
Interest income	$1,865,883
Total investment income	1,865,883

Expenses:
Fund-Level Expenses:
Management fees	705,943
Transfer Agency fees	34,436
Custody, accounting and administrative services	9,988
Registration fees	88,710
Printing and mailing fees	88,525
Professional fees	66,170
Trustee fees	8,062
Amortization of offering costs	10,667
Other	20,539
Subtotal	1,033,040
Class Specific Expenses:
Administration Share fees	58,708
Capital Share fees	15,308
Service Share fees	34,329
Select Share fees	7
Preferred Share fees	25
Resource Share fees	—
Premier Share fees	87
Distribution fees — Resource Shares	—
Distribution and Service fees — Class A Shares	—
Distribution fees — Class C Shares(a)	—
Cash Management Share fees	124
Distribution fees — Cash Management Shares	74
Class C Share fees(a)	—
Total expenses	1,141,702
Less — expense reductions	(341,528)
Net expenses	800,174
NET INVESTMENT INCOME	$1,065,709
Net realized gain from investment transactions	22,218
Unrealized gain from investment transactions	—
Net realized and unrealized gain	22,218
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,087,927

(a)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$260,771,213	$11,837,313	$6,396,885	$24,653	$119,036,594	$52,800,191	$23,171,680
260,771,213	11,837,313	6,396,885	24,653	119,036,594	52,800,191	23,171,680

96,334,944	3,699,961	1,968,099	7,838	52,356,883	22,744,691	10,236,499
4,699,266	180,486	96,005	382	2,553,994	1,109,497	499,341
1,530,443	147,850	99,150	31,834	900,878	380,999	183,671
1,356,350	120,777	139,996	163,092	489,823	177,181	75,080
154,446	86,639	56,621	25,794	579,428	35,651	42,215
109,994	97,423	67,583	55,132	122,025	93,030	83,442
87,218	19,600	13,413	6,870	64,542	21,376	15,884
—	—	—	136,764	—	—	—
193,781	189,041	105,538	29,713	208,690	100,701	74,554
104,466,442	4,541,777	2,546,405	457,419	57,276,263	24,663,126	11,210,686

4,609,901	60,709	194,543	12	2,502,768	1,740,456	214,993
1,135,220	8,059	13,931	7	421,121	220,725	210,932
1,018,656	8,094	134,133	25	219,057	2,378,024	468,160
415,909	29,860	354	2	9,496	20,261	1,591
409,583	7,002	22,789	5	28,212	50,768	24,097
177,754	2	19,906	25	2	2	2
87,159	2	2	—	78,155	2	58,252
53,326	1	5,972	7	1	1	1
47,951	—	—	—	—	—	—
40,084	—	12,745	—	—	—	—
35,321	903	2	—	594	2	176,432
21,193	542	1	—	357	1	105,859
13,361	—	4,248	—	—	—	—
112,531,860	4,656,951	2,955,031	457,502	60,536,026	29,073,368	12,471,005
(21,594,864)	(1,223,386)	(827,507)	(450,399)	(6,781,637)	(3,945,069)	(1,671,658)
90,936,996	3,433,565	2,127,524	7,103	53,754,389	25,128,299	10,799,347
$169,834,217	$8,403,748	$4,269,361	$17,550	$65,282,205	$27,671,892	$12,372,333
2,284,961	68,047	44,405	—	1,892,661	1,353,249	1,080,429
—	377,217	228,646	351	—	—	—
2,284,961	445,264	273,051	351	1,892,661	1,353,249	1,080,429
$172,119,178	$8,849,012	$4,542,412	$17,901	$67,174,866	$29,025,141	$13,452,762

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Period Ended August 31, 2016*
From operations:
Net investment income	$1,065,709	$802,111
Net realized gain from investment transactions	22,218	125,180
Unrealized gain from investment transactions	—	—
Net increase in net assets resulting from operations	1,087,927	927,291

Distributions to shareholders:
From net investment income:
Institutional Shares	(1,030,105)	(804,850)
Select Shares	(72)	(61)
Preferred Shares	(58)	(34)
Capital Shares	(16,493)	(18)
Administration Shares	(19,417)	—
Premier Shares	(7)	(1)
Service Shares	—	—
Class A Shares(a)	—	—
Class C Shares(a),(b)	—	—
Resource Shares	—	—
Cash Management Shares	(1)	(1)
Class R6 Shares(c)	—	—
From net realized gains:
Institutional Shares	(38,670)	(80,949)
Select Shares	(3)	(7)
Preferred Shares	(3)	(7)
Capital Shares	(1,262)	(7)
Administration Shares	(3,043)	(3,671)
Premier Shares	(3)	(7)
Service Shares	(421)	(1,072)
Class A Shares(a)	—	—
Class C Shares(a)(b)	—	—
Resource Shares	—	—
Cash Management Shares	(3)	(7)
Class R6 Shares(c)	—	—
Total distributions to shareholders	(1,109,561)	(890,692)

From share transactions:
Proceeds from sales of shares	762,415,109	1,546,236,485
Reinvestment of distributions	1,086,994	876,007
Cost of shares redeemed	(632,532,158)	(910,720,272)
Net increase (decrease) in net assets resulting from share transactions	130,969,945	636,392,220
NET INCREASE (DECREASE)	130,948,311	636,428,819

Net assets:
Beginning of period	636,428,819	—
End of period	$767,377,130	$636,428,819
Undistributed (distributions in excess of) net investment income	$37,486	$37,930

*	Commenced operations on October 30, 2015.
(a)	Class A Shares and Class C Shares of the Government Fund commenced operations on February 29, 2016.
(b)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.
(c)	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund		Money Market Fund		Prime Obligations Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$169,834,217	$83,508,452	$8,403,748	$120,080,500	$4,269,361	$37,263,404
2,284,961	6,514,881	68,047	2,004,070	44,405	744,822
—	—	377,217	—	228,646	—
172,119,178	90,023,333	8,849,012	122,084,570	4,542,412	38,008,226

(160,127,528)	(80,632,652)	(7,953,093)	(111,988,540)	(4,047,720)	(34,448,321)
(4,623,397)	(1,393,511)	(377,364)	(7,001,821)	(4,686)	(344,600)
(1,119,335)	(449,597)	(20,774)	(200,460)	(65,341)	(616,359)
(1,631,428)	(925,822)	(10,731)	(540,439)	(21,038)	(233,478)
(2,261,135)	(127,879)	(41,052)	(349,375)	(100,102)	(1,597,312)
(15,406)	(4)	(2)	(4)	(2)	(4)
(4,348)	—	(716)	—	(8,258)	(18,231)
(27,208)	(23)	—	—	—	—
(143)	(2)	—	—	(236)	(1,178)
(838)	—	(2)	(4)	(608)	(3,917)
(167)	(5)	(16)	(15)	(2)	(4)
(23,284)	(351)	—	—	—	—

(1,592,217)	(5,105,247)	(48,085)	(1,869,604)	(22,166)	(594,706)
(54,286)	(103,525)	(928)	(124,986)	(12)	(5,820)
(15,437)	(50,081)	(14)	(5,192)	(140)	(16,250)
(28,962)	(155,746)	—	(15,719)	(50)	(8,539)
(70,774)	(274,192)	(357)	(19,379)	(482)	(107,705)
(853)	—	—	—	—	—
(7,809)	(21,760)	(35)	(1,296)	(346)	(40,925)
(660)	(17)	—	—	—	—
(184)	(2)	—	—	(12)	(1,175)
(1,294)	(840)	—	—	(3)	(3,877)
(275)	—	—	(500)	—	—
(245)	(14)	—	—	—	—
(171,607,213)	(89,241,270)	(8,453,169)	(122,117,334)	(4,271,204)	(38,042,401)

384,905,637,196	367,506,460,914	12,440,254,822	374,647,465,196	7,247,999,431	130,502,049,346
89,846,434	49,935,946	3,745,612	68,394,597	1,485,928	12,770,800
(354,689,420,597)	(330,056,654,786)	(27,723,571,421)	(393,229,703,574)	(15,748,209,240)	(133,691,524,490)
30,306,063,033	37,499,742,074	(15,279,570,987)	(18,513,843,781)	(8,498,723,881)	(3,176,704,344)
30,306,574,998	37,500,524,137	(15,279,175,144)	(18,513,876,545)	(8,498,452,673)	(3,176,738,519)

71,268,722,948	33,768,198,811	16,928,478,825	35,442,355,370	9,323,185,766	12,499,924,285
$101,575,297,946	$71,268,722,948	$1,649,303,681	$16,928,478,825	$824,733,093	$9,323,185,766
$(76,265)	$(76,265)	$(3,580)	$(3,578)	$(76,587)	$(97,955)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt Money Market Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Period Ended August 31, 2016*
From operations:
Net investment income	$17,550	$3,905
Net realized gain from investment transactions	—	—
Unrealized gain from investment transactions	351	—
Net increase in net assets resulting from operations	17,901	3,905

Distributions to shareholders:
From net investment income:
Institutional Shares	(17,483)	(3,886)
Select Shares	(21)	(7)
Preferred Shares	(17)	(4)
Capital Shares	(15)	(3)
Administration Shares	(10)	(2)
Premier Shares	—	—
Service Shares	(2)	(1)
Resource Shares	(2)	(2)
Cash Management Shares	—	—
From net realized gains:
Institutional Shares	—	—
Select Shares	—	—
Preferred Shares	—	—
Capital Shares	—	—
Administration Shares	—	—
Premier Shares	—	—
Service Shares	—	—
Cash Management Shares	—	—
Total distributions to shareholders	(17,550)	(3,905)

From share transactions:
Proceeds from sales of shares	5,197,310	15,055,338
Reinvestment of distributions	6,738	2,664
Cost of shares redeemed	(10,776,194)	(2,502,698)
Net increase (decrease) in net assets resulting from share transactions	(5,572,146)	12,555,304
NET INCREASE (DECREASE)	(5,571,795)	12,555,304

Net assets:
Beginning of period	12,555,304	—
End of period	$6,983,509	$12,555,304
Undistributed (distributions in excess of) net investment income	$143	$143

*	Commenced operations on March 31, 2016.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Treasury Instruments Fund		Treasury Obligations Fund		Treasury Solutions Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$65,282,205	$58,768,195	$27,671,892	$19,011,263	$12,372,333	$10,432,698
1,892,661	6,465,778	1,353,249	3,041,197	1,080,429	2,958,048
—	—	—	—	—	—
67,174,866	65,233,973	29,025,141	22,052,460	13,452,762	13,390,746

(64,421,745)	(58,873,948)	(26,928,807)	(18,732,046)	(12,137,274)	(10,526,178)
(77,218)	(17,091)	(163,436)	(203,396)	(12,482)	(8,401)
(52,688)	(16,992)	(87,310)	(70,392)	(34,630)	(17,244)
(335,401)	(68,383)	(185,250)	(158,841)	(162,607)	(13,055)
(400,099)	—	(330,121)	—	(39,832)	—
—	—	(2)	(4)	(357)	(4)
—	—	—	—	—	—
(2)	(4)	(2)	(3)	(2)	(4)
—	(3)	(2)	(4)	—	—

(2,352,399)	(5,203,649)	(1,099,566)	(1,937,931)	(865,489)	(2,991,632)
(3,050)	(2,197)	(8,046)	(23,348)	(992)	(2,987)
(2,398)	(3,344)	(6,063)	(14,040)	(4,684)	(15,473)
(27,270)	(43,662)	(17,042)	(65,202)	(26,061)	(63,142)
(101,615)	(23,841)	(81,437)	(95,744)	(16,046)	(14,889)
(1,407)	(14)	—	—	(2,963)	—
(484)	(1,592)	(29,982)	(55,685)	(5,724)	(14,056)
(3)	(1)	—	—	(2,157)	(8,462)
(67,775,779)	(64,254,721)	(28,937,066)	(21,356,636)	(13,311,300)	(13,675,527)

102,821,841,591	184,356,949,726	87,152,128,551	111,588,712,687	18,360,648,671	32,805,057,997
46,638,524	39,025,013	17,133,963	10,844,001	8,913,907	9,307,231
(108,664,042,746)	(167,833,814,688)	(91,953,500,853)	(104,478,394,348)	(19,465,060,859)	(33,283,705,380)
(5,795,562,631)	16,562,160,051	(4,784,238,339)	7,121,162,340	(1,095,498,281)	(469,340,152)
(5,796,163,544)	16,563,139,303	(4,784,150,264)	7,121,858,164	(1,095,356,819)	(469,624,933)

53,422,455,032	36,859,315,729	23,273,839,630	16,151,981,466	10,633,064,830	11,102,689,763
$47,626,291,488	$53,422,455,032	$18,489,689,366	$23,273,839,630	$9,537,708,011	$10,633,064,830
$(237,821)	$(232,873)	$(213,288)	$(190,250)	$(145,588)	$(130,737)

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.00	$0.002		$—	(d)	$0.002		$(0.002)		$—	(d)	$(0.002)
2017 - Select Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2017 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Amount is less than 0.005% of average net assets.

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Net asset value, end of period	Total return(c)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.17%		$702,961	0.20	%(e)	0.30	%(e)	0.34	%(e)
1.00	0.16		47	0.23	(e)	0.33	(e)	0.30	(e)
1.00	0.12		50	0.30	(e)	0.40	(e)	0.23	(e)
1.00	0.10		8,481	0.35	(e)	0.45	(e)	0.16	(e)
1.00	0.05		40,833	0.45	(e)	0.55	(e)	0.08	(e)
1.00	0.02		50	0.51	(e)	0.65	(e)	0.03	(e)
1.00	—	(f)	14,905	0.54	(e)	0.80	(e)	(0.01	)(e)
1.00	—	(f)	50	0.54	(e)	1.10	(e)	—	(e)(g)

1.00	0.16		577,395	0.20	(e)	0.39	(e)	0.19	(e)
1.00	0.13		50	0.23	(e)	0.42	(e)	0.14	(e)
1.00	0.08		50	0.29	(e)	0.49	(e)	0.08	(e)
1.00	0.05		50	0.33	(e)	0.54	(e)	0.04	(e)
1.00	0.01		43,835	0.39	(e)	0.64	(e)	(0.01	)(e)
1.00	0.01		50	0.38	(e)	0.74	(e)	—	(e)(g)
1.00	0.01		14,949	0.39	(e)	0.89	(e)	(0.01	)(e)
1.00	0.01		50	0.38	(e)	1.19	(e)	—	(e)(g)

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.00	$0.002		$—	(d)	$0.002		$(0.002)		$—	(d)	$(0.002)
2017 - Select Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2017 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Administration Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Class R6 Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2017 - Class A Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Class C Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Select Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class R6 Shares (Commenced operations on December 29, 2015)	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Class A Shares (Commenced operations on February 29, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Class C Shares (Commenced operations on February 29, 2016)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Amount is less than 0.005% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of period	Total return(c)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.19%		$92,254,654	0.18	%(e)	0.23	%(e)	0.38	%(e)
1.00	0.17		2,527,009	0.21	(e)	0.26	(e)	0.33	(e)
1.00	0.14		1,006,727	0.28	(e)	0.33	(e)	0.27	(e)
1.00	0.11		1,286,945	0.33	(e)	0.38	(e)	0.22	(e)
1.00	0.06		3,958,423	0.43	(e)	0.48	(e)	0.12	(e)
1.00	0.03		66,165	0.51	(e)	0.58	(e)	0.06	(e)
1.00	—	(f)	314,189	0.54	(e)	0.73	(e)	—	(e)(g)
1.00	—	(f)	81,457	0.56	(e)	0.88	(e)	—	(e)(g)
1.00	—	(f)	7,146	0.54	(e)	1.03	(e)	—	(e)(g)
1.00	0.19		12,052	0.18	(e)	0.23	(e)	0.37	(e)
1.00	0.06		48,131	0.43	(e)	0.48	(e)	0.14	(e)
1.00	—	(f)	12,400	0.56	(e)	1.23	(e)	—	(e)(g)

1.00	0.20		63,804,041	0.18		0.23		0.21
1.00	0.17		2,471,275	0.21		0.26		0.21
1.00	0.12		536,818	0.27		0.33		0.13
1.00	0.08		1,390,271	0.30		0.38		0.07
1.00	0.02		2,673,689	0.36		0.48		0.01
1.00	0.02		1	0.20		0.58		0.40
1.00	0.01		368,299	0.36		0.73		(0.01)
1.00	0.01		17,634	0.43		0.88		(0.01)
1.00	0.02		14	0.35		1.03		0.06
1.00	0.18		4,705	0.18	(e)	0.23	(e)	0.26	(e)
1.00	0.01		1,563	0.43	(e)	0.48	(e)	0.02	(e)
1.00	0.01		413	0.44	(e)	1.23	(e)	0.01	(e)
1.00	0.01		29,753,210	0.14		0.23		0.01
1.00	0.01		203,098	0.14		0.26		0.01
1.00	0.01		249,542	0.14		0.33		0.01
1.00	0.01		1,174,099	0.14		0.38		0.01
1.00	0.01		1,920,203	0.14		0.48		0.01
1.00	0.01		1	0.14		0.58		0.40
1.00	0.01		468,041	0.14		0.73		0.01
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		4	0.14		1.03		0.22
1.00	0.01		22,069,515	0.12		0.23		—	(g)
1.00	0.01		101,446	0.12		0.26		—	(g)
1.00	0.01		266,881	0.12		0.33		—	(g)
1.00	0.01		1,113,078	0.12		0.38		—	(g)
1.00	0.01		1,939,309	0.12		0.48		—	(g)
1.00	0.01		1	0.12		0.58		—	(g)
1.00	0.01		376,094	0.12		0.73		—	(g)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		1	0.12		1.03		0.40
1.00	0.03		21,751,069	0.18		0.23		0.03
1.00	0.01		145,992	0.20		0.26		0.02
1.00	0.01		305,546	0.21		0.33		—	(g)
1.00	0.01		411,426	0.20		0.38		—	(g)
1.00	0.01		1,983,578	0.20		0.48		—	(g)
1.00	0.01		5,416	0.20		0.58		—	(g)
1.00	0.01		260,856	0.20		0.73		—	(g)
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.03		28,326,048	0.18		0.23		0.03
1.00	0.01		628,155	0.20		0.26		0.01
1.00	0.01		546,452	0.20		0.33		0.01
1.00	0.01		493,427	0.20		0.38		0.01
1.00	0.01		2,382,900	0.20		0.48		0.01
1.00	0.01		5,594	0.21		0.58		0.01
1.00	0.01		374,051	0.20		0.73		0.01
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.0000	$0.0024		$0.0008		$0.0032		$(0.0030)		$—	(d)	$(0.0030)
2017 - Select Shares	1.0000	0.0019		0.0011		0.0030		(0.0028)		—	(d)	(0.0028)
2017 - Preferred Shares	1.0000	0.0015		0.0012		0.0027		(0.0025)		—	(d)	(0.0025)
2017 - Capital Shares	1.0000	0.0010		0.0014		0.0024		(0.0022)		—	(d)	(0.0022)
2017 - Administration Shares	1.0000	0.0008		0.0012		0.0020		(0.0017)		—	(d)	(0.0017)
2017 - Premier Shares	1.0000	0.0020		(0.0005)		0.0015		(0.0013)		—	(d)	(0.0013)
2017 - Service Shares	1.0000	0.0002		0.0007		0.0009		(0.0007)		—	(d)	(0.0007)
2017 - Resource Shares	1.0000	0.0020		(0.0014)		0.0006		(0.0004)		—	(d)	(0.0004)
2017 - Cash Management Shares	1.0000	—	(d)	0.0003		0.0003		(0.0001)		—	(d)	(0.0001)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.003		—	(f)	0.003		(0.003)		—	(f)	(0.003)
2016 - Select Shares	1.00	0.003		—	(f)	0.003		(0.003)		—	(f)	(0.003)
2016 - Preferred Shares	1.00	0.002		—	(f)	0.002		(0.002)		—	(f)	(0.002)
2016 - Capital Shares	1.00	0.002		—	(f)	0.002		(0.002)		—	(f)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2016 - Premier Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2016 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2016 - Resource Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2016 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2015 - Select Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2015 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2014 - Select Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2013 - Select Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2013 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Institutional Shares	1.00	0.002		—	(f)	0.002		(0.002)		—	(f)	(0.002)
2012 - Select Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2012 - Preferred Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2012 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.00005 per share.
(e)	Annualized.
(f)	Amount is less than $0.0005 per share.
(g)	Amount is less than 0.005% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.0002	0.32%	$1,632,055	0.18	%(e)	0.25	%(e)	0.48	%(e)
1.0002	0.30	7,690	0.21	(e)	0.28	(e)	0.38	(e)
1.0002	0.27	64	0.28	(e)	0.35	(e)	0.30	(e)
1.0002	0.24	1	0.33	(e)	0.40	(e)	0.20	(e)
1.0003	0.20	8,663	0.43	(e)	0.50	(e)	0.17	(e)
1.0002	0.15	1	0.52	(e)	0.60	(e)	0.40	(e)
1.0002	0.10	828	0.58	(e)	0.75	(e)	0.04	(e)
1.0002	0.06	1	0.52	(e)	0.90	(e)	0.40	(e)
1.0002	0.03	1	0.49	(e)	1.05	(e)	0.01	(e)

1.00	0.32	15,336,774	0.18		0.23		0.32
1.00	0.29	1,080,075	0.21		0.26		0.29
1.00	0.22	59,053	0.28		0.33		0.20
1.00	0.18	108,671	0.33		0.38		0.18
1.00	0.10	316,162	0.40		0.48		0.09
1.00	0.10	1	0.19		0.58		0.37
1.00	0.01	17,000	0.49		0.73		—	(g)
1.00	0.10	1	0.19		0.88		0.37
1.00	0.01	10,742	0.51		1.03		—	(g)
1.00	0.09	32,746,797	0.18		0.23		0.08
1.00	0.06	1,917,216	0.21		0.26		0.06
1.00	0.01	116,846	0.26		0.33		0.01
1.00	0.01	201,440	0.27		0.38		—	(g)
1.00	0.01	430,947	0.26		0.48		—	(g)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	21,066	0.26		0.73		—	(g)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	8,041	0.28		1.03		—	(g)
1.00	0.06	26,529,130	0.18		0.23		0.06
1.00	0.03	527,470	0.21		0.26		0.03
1.00	0.01	66,193	0.24		0.33		0.01
1.00	0.01	36,709	0.24		0.38		0.01
1.00	0.01	277,404	0.24		0.48		0.01
1.00	0.01	1	0.24		0.58		0.01
1.00	0.01	20,963	0.24		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.11	25,047,026	0.18		0.23		0.11
1.00	0.08	178,080	0.21		0.26		0.08
1.00	0.02	44,177	0.27		0.33		0.02
1.00	0.01	44,542	0.28		0.38		—	(g)
1.00	0.01	338,423	0.29		0.48		—	(g)
1.00	0.01	30,335	0.28		0.58		—	(g)
1.00	0.01	40,544	0.28		0.73		—	(g)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.17	20,278,527	0.18		0.23		0.17
1.00	0.14	151,931	0.21		0.26		0.14
1.00	0.07	34,142	0.28		0.33		0.07
1.00	0.03	31,393	0.33		0.38		0.02
1.00	0.01	400,478	0.35		0.48		0.01
1.00	0.01	28,554	0.35		0.58		0.01
1.00	0.01	24,931	0.34		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.0000	$0.0025		$0.0008		$0.0033		$(0.0030)		$—	(d)	$(0.0030)
2017 - Select Shares	1.0000	0.0020		0.0012		0.0032		(0.0029)		—	(d)	(0.0029)
2017 - Preferred Shares	1.0000	0.0014		0.0015		0.0029		(0.0025)		—	(d)	(0.0025)
2017 - Capital Shares	1.0000	0.0011		0.0015		0.0026		(0.0023)		—	(d)	(0.0023)
2017 - Administration Shares	1.0000	0.0006		0.0015		0.0021		(0.0018)		—	(d)	(0.0018)
2017 - Premier Shares	1.0000	0.0020		(0.0002)		0.0018		(0.0014)		—	(d)	(0.0014)
2017 - Service Shares	1.0000	0.0002		0.0008		0.0010		(0.0007)		—	(d)	(0.0007)
2017 - Resource Shares	1.0000	0.0001		0.0006		0.0007		(0.0003)		—	(d)	(0.0003)
2017 - Cash Management Shares	1.0000	0.0018		(0.0012)		0.0006		(0.0002)		—	(d)	(0.0002)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.003		—	(f)	0.003		(0.003)		—	(f)	(0.003)
2016 - Select Shares	1.00	0.003		—	(f)	0.003		(0.003)		—	(f)	(0.003)
2016 - Preferred Shares	1.00	0.002		—	(f)	0.002		(0.002)		—	(f)	(0.002)
2016 - Capital Shares	1.00	0.002		—	(f)	0.002		(0.002)		—	(f)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2016 - Premier Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2016 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2016 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2016 - Cash Management Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2015 - Institutional Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Select Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2015 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Institutional Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Select Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2014 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2013 - Select Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2013 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2012 - Select Shares	1.00	0.001		—	(f)	0.001		(0.001)		—	(f)	(0.001)
2012 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Premier Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
2012 - Cash Management Shares	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.00005 per share.
(e)	Annualized.
(f)	Amount is less than $0.0005 per share.
(g)	Amount is less than 0.005% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of period	Total return(c)	Net assets end of Period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.0003	0.33%	$818,982	0.18	%(e)	0.27	%(e)	0.50	%(e)
1.0003	0.32	120	0.21	(e)	0.30	(e)	0.40	(e)
1.0004	0.29	775	0.28	(e)	0.37	(e)	0.29	(e)
1.0003	0.26	406	0.33	(e)	0.42	(e)	0.23	(e)
1.0003	0.21	3,840	0.43	(e)	0.52	(e)	0.13	(e)
1.0004	0.18	1	0.52	(e)	0.62	(e)	0.40	(e)
1.0003	0.10	607	0.59	(e)	0.77	(e)	0.03	(e)
1.0004	0.07	1	0.52	(e)	0.92	(e)	0.02	(e)
1.0004	0.06	1	0.55	(e)	1.07	(e)	0.37	(e)

1.00	0.29	7,299,656	0.18		0.23		0.31
1.00	0.26	9,454	0.21		0.26		0.29
1.00	0.20	279,445	0.28		0.33		0.19
1.00	0.16	140,138	0.31		0.38		0.16
1.00	0.09	1,250,848	0.38		0.48		0.09
1.00	0.09	1	0.18		0.58		0.36
1.00	0.01	253,231	0.42		0.73		—	(g)
1.00	0.01	71,804	0.46		0.88		0.01
1.00	0.09	1	0.18		1.03		0.37
1.00	0.03	9,211,383	0.18		0.23		0.03
1.00	0.01	88,996	0.20		0.26		0.01
1.00	0.01	332,798	0.21		0.33		0.01
1.00	0.01	103,978	0.21		0.38		0.01
1.00	0.01	1,893,461	0.20		0.48		0.01
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	777,357	0.20		0.73		0.01
1.00	0.01	72,031	0.20		0.88		0.01
1.00	0.01	1	0.18		1.03		0.40
1.00	0.02	10,934,044	0.18		0.23		0.02
1.00	0.01	118,994	0.19		0.26		0.01
1.00	0.01	108,264	0.19		0.33		0.01
1.00	0.01	72,327	0.19		0.38		0.01
1.00	0.01	1,644,425	0.19		0.48		0.01
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	938,791	0.19		0.73		0.01
1.00	0.01	78,532	0.19		0.88		0.01
1.00	0.01	1	0.18		1.03		0.40
1.00	0.07	13,339,031	0.18		0.23		0.07
1.00	0.05	212,468	0.21		0.26		0.04
1.00	0.01	227,037	0.24		0.33		—	(g)
1.00	0.01	102,509	0.26		0.38		—	(g)
1.00	0.01	2,579,850	0.24		0.48		—	(g)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	767,593	0.24		0.73		—	(g)
1.00	0.01	91,805	0.25		0.88		—	(g)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.12	14,614,135	0.18		0.23		0.11
1.00	0.09	325,596	0.21		0.26		0.09
1.00	0.02	206,707	0.27		0.33		0.02
1.00	0.01	187,844	0.29		0.38		—	(g)
1.00	0.01	1,888,821	0.29		0.48		—	(g)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	764,803	0.29		0.73		—	(g)
1.00	0.01	139,778	0.29		0.88		—	(g)
1.00	0.01	1	0.18		1.03		0.40

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income	From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.0000	$0.0023		$0.0001		$0.0024		$(0.0023)	$—	(d)	$(0.0023)
2017 - Select Shares	1.0000	0.0021		0.0001		0.0022		(0.0021)	—	(d)	(0.0021)
2017 - Preferred Shares	1.0000	0.0017		0.0002		0.0019		(0.0018)	—	(d)	(0.0018)
2017 - Capital Shares	1.0000	0.0016		—	(d)	0.0016		(0.0015)	—	(d)	(0.0015)
2017 - Administration Shares	1.0000	0.0010		0.0001		0.0011		(0.0010)	—	(d)	(0.0010)
2017 - Service Shares	1.0000	0.0002		—	(d)	0.0002		(0.0001)	—	(d)	(0.0001)
2017 - Resource Shares	1.0000	0.0002		(0.0001)		0.0001		(0.0001)	—	(d)	(0.0001)

FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	1.00	0.001		—	(f)	0.001		(0.001)	—	(f)	(0.001)
2016 - Select Shares	1.00	0.001		—	(f)	0.001		(0.001)	—	(f)	(0.001)
2016 - Preferred Shares	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
2016 - Capital Shares	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
2016 - Administration Shares	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
2016 - Service Shares	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
2016 - Resource Shares	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.00005 per share.
(e)	Annualized.
(f)	Amount is less than $0.0005 per share.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.0001	0.24%	$6,924	0.18	%(e)	10.16	%(e)	0.46	%(e)
1.0001	0.22	10	0.22	(e)	10.19	(e)	0.42	(e)
1.0001	0.19	10	0.29	(e)	10.26	(e)	0.35	(e)
1.0001	0.16	10	0.33	(e)	10.31	(e)	0.31	(e)
1.0001	0.11	10	0.44	(e)	10.41	(e)	0.20	(e)
1.0001	0.02	10	0.60	(e)	10.66	(e)	0.04	(e)
1.0000	0.01	10	0.60	(e)	10.81	(e)	0.04	(e)

1.00	0.09	12,495	0.18	(e)	9.48	(e)	0.23	(e)
1.00	0.07	10	0.22	(e)	9.51	(e)	0.17	(e)
1.00	0.04	10	0.29	(e)	9.58	(e)	0.10	(e)
1.00	0.03	10	0.32	(e)	9.63	(e)	0.07	(e)
1.00	0.02	10	0.34	(e)	9.73	(e)	0.04	(e)
1.00	0.02	10	0.35	(e)	9.98	(e)	0.04	(e)
1.00	0.02	10	0.35	(e)	10.13	(e)	0.04	(e)

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.00	$0.001		$—	(d)	$0.001		$(0.001)		$—	(d)	$(0.001)
2017 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Resource Shares	1.00	0.002		(0.002)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Amount is less than 0.005% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of period	Total return(c)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.14%		$44,803,675	0.20	%(e)	0.23	%(e)	0.27	%(e)
1.00	0.12		58,967	0.23	(e)	0.26	(e)	0.24	(e)
1.00	0.09		58,595	0.30	(e)	0.33	(e)	0.19	(e)
1.00	0.06		582,415	0.35	(e)	0.38	(e)	0.12	(e)
1.00	0.03		2,013,164	0.42	(e)	0.48	(e)	0.04	(e)
1.00	—	(f)	29,727	0.45	(e)	0.58	(e)	—	(e)(g)
1.00	—	(f)	79,506	0.47	(e)	0.73	(e)	(0.01	)(e)
1.00	—	(f)	1	0.20	(e)	0.88	(e)	0.37	(e)
1.00	—	(f)	241	0.48	(e)	1.03	(e)	(0.01	)(e)

1.00	0.13		50,595,412	0.19		0.23		0.14
1.00	0.11		21,009	0.21		0.26		0.07
1.00	0.06		12,735	0.26		0.33		0.05
1.00	0.03		495,853	0.30		0.38		0.02
1.00	—	(f)	2,186,426	0.32		0.48		(0.01)
1.00	—	(f)	19,142	0.38		0.58		(0.02)
1.00	—	(f)	91,598	0.29		0.73		(0.01)
1.00	—	(f)	1	0.19		0.88		0.37
1.00	—	(f)	279	0.35		1.03		0.05
1.00	—	(f)	34,094,054	0.06		0.23		—	(g)
1.00	—	(f)	80,008	0.06		0.26		—	(g)
1.00	—	(f)	33,032	0.06		0.33		—	(g)
1.00	—	(f)	353,326	0.06		0.38		—	(g)
1.00	—	(f)	2,101,757	0.06		0.48		—	(g)
1.00	—	(f)	54	0.06		0.58		—	(g)
1.00	—	(f)	197,083	0.06		0.73		—	(g)
1.00	—	(f)	1	0.06		0.88		0.40
1.00	—	(f)	1	0.06		1.03		0.40
1.00	—	(f)	31,170,061	0.07		0.23		—	(g)
1.00	—	(f)	192,930	0.07		0.26		—	(g)
1.00	—	(f)	43,335	0.07		0.33		—	(g)
1.00	—	(f)	163,450	0.07		0.38		—	(g)
1.00	—	(f)	1,231,641	0.07		0.48		—	(g)
1.00	—	(f)	2,720	0.07		0.58		—	(g)
1.00	—	(f)	140,016	0.07		0.73		—	(g)
1.00	—	(f)	1	0.07		0.88		0.40
1.00	—	(f)	1	0.07		1.03		0.40
1.00	—	(f)	25,382,266	0.10		0.23		—	(g)
1.00	—	(f)	224,452	0.10		0.26		—	(g)
1.00	—	(f)	110,400	0.10		0.33		—	(g)
1.00	—	(f)	165,250	0.10		0.38		—	(g)
1.00	—	(f)	1,352,128	0.10		0.48		—	(g)
1.00	—	(f)	360,992	0.10		0.58		—	(g)
1.00	—	(f)	185,658	0.10		0.73		—	(g)
1.00	—	(f)	1	0.10		0.88		—	(g)
1.00	—	(f)	1	0.10		1.03		—	(g)
1.00	—	(f)	23,364,396	0.07		0.23		—	(g)
1.00	—	(f)	110,090	0.07		0.26		—	(g)
1.00	—	(f)	156,016	0.07		0.33		—	(g)
1.00	—	(f)	157,629	0.07		0.38		—	(g)
1.00	—	(f)	1,319,295	0.07		0.48		—	(g)
1.00	—	(f)	401,333	0.07		0.58		—	(g)
1.00	—	(f)	298,413	0.07		0.73		—	(g)
1.00	—	(f)	1	0.07		0.88		0.40
1.00	—	(f)	1	0.07		1.03		0.40

The accompanying notes are an integral part of these financial statements.	57

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.00	$0.001		$—	(d)	$0.001		$(0.001)		$—	(d)	$(0.001)
2017 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Premier Shares	1.00	0.002		(0.002)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Resource Shares	1.00	0.002		(0.002)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	0.002		(0.002)		—	(d)	—	(d)	—	(d)	—	(d)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Amount is less than 0.005% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of period	Total return(c)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.14%		$15,786,981	0.20	%(e)	0.23	%(e)	0.28	%(e)
1.00	0.13		97,624	0.23	(e)	0.26	(e)	0.22	(e)
1.00	0.09		255,991	0.30	(e)	0.33	(e)	0.19	(e)
1.00	0.07		282,806	0.35	(e)	0.38	(e)	0.12	(e)
1.00	0.03		1,278,581	0.43	(e)	0.48	(e)	0.05	(e)
1.00	0.01		1	0.20	(e)	0.58	(e)	0.37	(e)
1.00	—	(f)	787,703	0.49	(e)	0.73	(e)	—	(e)(g)
1.00	—	(f)	1	0.20	(e)	0.88	(e)	0.37	(e)
1.00	—	(f)	1	0.20	(e)	1.03	(e)	0.37	(e)

1.00	0.15		19,950,969	0.19		0.23		0.14
1.00	0.13		505,162	0.21		0.26		0.12
1.00	0.08		81,542	0.25		0.33		0.05
1.00	0.05		404,533	0.30		0.38		0.03
1.00	0.01		1,543,863	0.33		0.48		(0.01)
1.00	0.01		1	0.19		0.58		0.36
1.00	0.01		787,768	0.33		0.73		(0.01)
1.00	0.01		1	0.19		0.88		0.36
1.00	0.01		1	0.19		1.03		0.36
1.00	0.01		12,758,713	0.10		0.23		—	(g)
1.00	0.01		169,026	0.10		0.26		—	(g)
1.00	0.01		220,426	0.10		0.33		—	(g)
1.00	0.01		442,625	0.10		0.38		0.01
1.00	0.01		1,620,517	0.10		0.48		—	(g)
1.00	0.01		1	0.10		0.58		(0.02)
1.00	0.01		940,671	0.10		0.73		—	(g)
1.00	0.01		1	0.10		0.88		0.40
1.00	0.01		1	0.10		1.03		0.40
1.00	0.01		12,822,354	0.08		0.23		0.01
1.00	0.01		279,848	0.08		0.26		—	(g)
1.00	0.01		205,386	0.08		0.33		—	(g)
1.00	0.01		356,753	0.08		0.38		—	(g)
1.00	0.01		2,144,601	0.08		0.48		—	(g)
1.00	0.01		948	0.08		0.58		(0.01)
1.00	0.01		915,527	0.08		0.73		—	(g)
1.00	0.01		1	0.08		0.88		0.40
1.00	0.01		1	0.08		1.03		0.40
1.00	0.01		6,998,695	0.14		0.23		0.01
1.00	0.01		189,482	0.14		0.26		0.01
1.00	0.01		146,636	0.14		0.33		0.01
1.00	0.01		317,742	0.14		0.38		0.01
1.00	0.01		1,577,830	0.14		0.48		0.01
1.00	0.01		97,655	0.14		0.58		—	(g)
1.00	0.01		1,061,790	0.14		0.73		0.01
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		1	0.14		1.03		0.40
1.00	0.01		8,084,641	0.12		0.23		0.01
1.00	0.01		152,228	0.12		0.26		—	(g)
1.00	0.01		95,065	0.12		0.33		—	(g)
1.00	0.01		216,015	0.12		0.38		0.01
1.00	0.01		1,525,805	0.12		0.48		0.01
1.00	0.01		124,439	0.12		0.58		0.01
1.00	0.01		1,025,286	0.12		0.73		—	(g)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		1	0.12		1.03		0.40

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$1.00	$0.001		$—	(d)	$0.001		$(0.001)		$—	(d)	$(0.001)
2017 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Capital Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2017 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2017 - Resource Shares	1.00	0.002		(0.002)		—	(d)	—	(d)	—	(d)	—	(d)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Select Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(d)	0.001		(0.001)		—	(d)	(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2015 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2014 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2013 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Institutional Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Select Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Preferred Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Capital Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Administration Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Premier Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Service Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Resource Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
2012 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.
(g)	Amount is less than 0.005%.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Net asset value, end of period	Total return(c)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.14%		$8,732,822	0.20	%(e)	0.23	%(e)	0.26	%(e)
1.00	0.13		10,705	0.23	(e)	0.26	(e)	0.24	(e)
1.00	0.09		29,959	0.30	(e)	0.33	(e)	0.14	(e)
1.00	0.07		282,631	0.35	(e)	0.38	(e)	0.12	(e)
1.00	0.03		240,908	0.42	(e)	0.48	(e)	0.05	(e)
1.00	0.01		30,859	0.47	(e)	0.58	(e)	—	(e)(f)
1.00	—	(g)	142,311	0.48	(e)	0.73	(e)	(0.01	)(e)
1.00	—	(g)	1	0.20	(e)	0.88	(e)	0.37	(e)
1.00	—	(g)	67,512	0.48	(e)	1.03	(e)	(0.01	)(e)

1.00	0.14		9,876,558	0.19		0.23		0.11
1.00	0.12		10,969	0.21		0.26		0.09
1.00	0.07		75,756	0.26		0.33		0.03
1.00	0.03		264,092	0.32		0.38		0.01
1.00	0.01		189,870	0.30		0.48		(0.02)
1.00	0.01		1	0.19		0.58		0.36
1.00	0.01		142,607	0.29		0.73		(0.02)
1.00	0.01		1	0.19		0.88		0.37
1.00	0.01		73,211	0.31		1.03		(0.02)
1.00	0.01		10,053,367	0.10		0.23		—	(f)
1.00	0.01		12,266	0.10		0.26		—	(f)
1.00	0.01		40,923	0.10		0.33		—	(f)
1.00	0.01		103,108	0.10		0.38		—	(f)
1.00	0.01		390,266	0.10		0.48		—	(f)
1.00	0.01		1	0.10		0.58		0.01
1.00	0.01		355,272	0.10		0.73		—	(f)
1.00	0.01		1	0.10		0.88		0.40
1.00	0.01		147,486	0.10		1.03		—	(f)
1.00	0.01		9,153,246	0.09		0.23		0.01
1.00	0.01		38,054	0.09		0.26		0.01
1.00	0.01		52,417	0.09		0.33		0.01
1.00	0.01		55,729	0.09		0.38		0.01
1.00	0.01		403,438	0.09		0.48		0.01
1.00	0.01		17,834	0.09		0.58		0.01
1.00	0.01		435,856	0.09		0.73		0.01
1.00	0.01		1	0.09		0.88		0.40
1.00	0.01		90,568	0.09		1.03		0.01
1.00	0.01		8,211,951	0.14		0.23		—	(f)
1.00	0.01		127,241	0.14		0.26		—	(f)
1.00	0.01		53,020	0.14		0.33		—	(f)
1.00	0.01		62,058	0.14		0.38		—	(f)
1.00	0.01		418,901	0.14		0.48		—	(f)
1.00	0.01		1,137,540	0.14		0.58		—	(f)
1.00	0.01		508,699	0.14		0.73		—	(f)
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		47,993	0.14		1.03		—	(f)
1.00	0.01		9,044,336	0.12		0.23		—	(f)
1.00	0.01		89,636	0.12		0.26		0.01
1.00	0.01		60,660	0.12		0.33		—	(f)
1.00	0.01		71,459	0.12		0.38		—	(f)
1.00	0.01		480,896	0.12		0.48		—	(f)
1.00	0.01		1,313,277	0.12		0.58		—	(f)
1.00	0.01		603,587	0.12		0.73		—	(f)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		175,249	0.12		1.03		—	(f)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Select, Preferred, Capital, Administration, Premier, Service, and Cash Management	Diversified
Government	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class R6, Class A, Class C, Resource and Cash Management	Diversified
Money Market, Prime Obligations, Treasury Instruments, Treasury Obligations and Treasury Solutions	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management	Diversified
Tax-Exempt Money Market	Institutional, Select, Preferred, Capital, Administration, Service, and Resource	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. At the close of business on October 11, 2016, Class C Shares of the Financial Square (“FSQ”) Prime Obligations Fund were liquidated.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

Effective on October 11, 2016, the following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: FSQ Money Market Fund, FSQ Prime Obligations Fund, and FSQ Tax-Exempt Money Market Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. (Prior to October 11, 2016, the Institutional Money Market Funds’ investment valuation policy was to use the amortized-cost method.) The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

62

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the Goldman Sachs FSQ Federal Instruments Fund and the Goldman Sachs FSQ Tax-Exempt Money Market Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is

63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of February 28, 2017, all investments, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G8 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance

64

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the six months ended February 28, 2017, Goldman Sachs has advised that it retained $704 and $171 in CDSCs with respect to Class C Shares of the FSQ Government and FSQ Prime Obligations Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares		Resource Shares		Cash Management Shares		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	N/A	0.25	0.75	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Government Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

65

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the six months ended February 28, 2017, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the FSQ Federal Instruments, FSQ Treasury Instruments, FSQ Treasury Obligations and FSQ Treasury Solutions Funds’ average daily net assets and 0.045% of the FSQ Government, FSQ Money Market, FSQ Prime Obligations and FSQ Tax-Exempt Money Market Funds’ average daily net assets. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the six months ended February 28, 2017, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers		Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$86	$—		$11		$245	$342
Government	21,149	—		446		—	21,595
Money Market	812	—		2		409	1,223
Prime Obligations	432	—		48		348	828
Tax-Exempt Money Market	2	—		—	*	448	450
Treasury Instruments	6,387	—	*	395		—	6,782
Treasury Obligations	2,775	—	*	1,170		—	3,945
Treasury Solutions	1,249	—	*	423		—	1,672

*	Amount less than one thousand.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

As of February 28, 2017, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following funds:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Federal Instruments	—%	100%	100%	—%	—%	100%	—%	—%	100%
Money Market	—	—	—	100	—	100	—	100	100
Prime Obligations	—	—	—	—	—	100	—	100	100
Tax-Exempt Money Market	43	100	100	100	100	—	100	100	—
Treasury Instruments	—	—	—	—	—	—	—	100	—
Treasury Obligations	—	—	—	—	—	100	—	100	100
Treasury Solutions	—	—	—	—	—	—	—	100	—

66

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain
Government	$2,962,231,926	$—	$—
Money Market	489,733,175	165,629,086	—
Prime Obligations	145,800,529	504,008,782	—
Tax-Exempt Money Market	1,100,247	8,693,056	—
Treasury Instruments	—	9,457,607,139	80,823
Treasury Obligations	475,434,329	—	—
Treasury Solutions	5,529,018,216	—	—

I.  Line of Credit Facility — As of February 28, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2017, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2016, the Funds’ certain timing differences on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Tax-Exempt Money Market	Treasury Instruments	Treasury Obligations	Treasury Solutions
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	$(4,091)	$(7,059,672)	$(2,160,322)	$(1,400,282)	$(1,240)	$(2,879,234)	$(1,491,189)	$(545,374)

At February 28, 2017, the aggregate cost for each Fund stated in the accompanying Schedules of Investments also approximates the aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large

67

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

6. OTHER RISKS (continued)

shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for the Institutional Money Market Funds, minimize the volatility of the Fund’s NAV per share). The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The FSQ Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

68

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Period Ended August 31, 2016*

	Shares**	Shares**

Institutional Shares
Shares sold	604,131,027	1,385,664,141
Reinvestment of distributions	1,066,002	875,865
Shares redeemed	(479,611,469)	(809,178,068)
	125,585,560	577,361,938
Select Shares
Shares sold	—	50,000
Reinvestment of distributions	75	67
Shares redeemed	(3,000)	—
	(2,925)	50,067
Preferred Shares
Shares sold	10	50,000
Reinvestment of distributions	61	42
Shares redeemed	(10)	—
	61	50,042
Capital Shares
Shares sold	82,209,615	50,000
Reinvestment of distributions	17,720	24
Shares redeemed	(73,796,220)	—
	8,431,115	50,024
Administration Shares
Shares sold	67,826,009	103,145,254
Reinvestment of distributions	3,126	1
Shares redeemed	(70,829,563)	(59,313,002)
	(3,000,428)	43,832,253
Premier Shares
Shares sold	—	50,000
Reinvestment of distributions	8	4
Shares redeemed	—	—
	8	50,004
Service Shares
Shares sold	8,248,438	57,177,090
Reinvestment of distributions	—	1
Shares redeemed	(8,291,886)	(42,229,202)
	(43,448)	14,947,889
Cash Management Shares
Shares sold	10	50,000
Reinvestment of distributions	2	3
Shares redeemed	(10)	—
	2	50,003
NET INCREASE IN SHARES	130,969,945	636,392,220

*	Commenced operations on October 30, 2015.
**	Valued at $1.00 per share.

69

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	359,479,170,366	341,664,419,857
Reinvestment of distributions	83,694,832	47,502,955
Shares redeemed	(331,112,726,976)	(307,661,792,266)
	28,450,138,222	34,050,130,546
Select Shares
Shares sold	4,948,655,226	4,724,518,327
Reinvestment of distributions	4,380,941	1,486,634
Shares redeemed	(4,897,307,241)	(2,457,856,271)
	55,728,926	2,268,148,690
Preferred Shares
Shares sold	3,660,380,944	4,436,751,899
Reinvestment of distributions	110,144	22,074
Shares redeemed	(3,190,588,759)	(4,149,503,757)
	469,902,329	287,270,216
Capital Shares
Shares sold	5,462,942,348	6,278,638,378
Reinvestment of distributions	1,116,483	872,480
Shares redeemed	(5,567,386,190)	(6,063,354,389)
	(103,327,359)	216,156,469
Administration Shares
Shares sold	10,098,480,167	9,147,766,081
Reinvestment of distributions	488,199	46,616
Shares redeemed	(8,814,254,628)	(8,394,355,777)
	1,284,713,738	753,456,920
Premier Shares
Shares sold	78,505,252	—
Reinvestment of distributions	—	—
Shares redeemed	(12,341,620)	—
	66,163,632	—
Service Shares
Shares sold	892,438,695	1,207,971,623
Reinvestment of distributions	1,988	3,944
Shares redeemed	(946,551,417)	(1,307,720,818)
	(54,110,734)	(99,745,251)
Class A Shares(a)
Shares sold	56,779,276	2,627,049
Reinvestment of distributions	27,510	32
Shares redeemed	(10,239,020)	(1,064,279)
	46,567,766	1,562,802
Class C Shares(a)
Shares sold	14,723,570	446,476
Reinvestment of distributions	296	3
Shares redeemed	(2,737,532)	(33,123)
	11,986,334	413,356
Resource Shares
Shares sold	115,591,406	37,856,196
Reinvestment of distributions	2,141	883
Shares redeemed	(51,771,945)	(20,223,965)
	63,821,602	17,633,114
Cash Management Shares
Shares sold	84,540,588	243,548
Reinvestment of distributions	398	—
Shares redeemed	(77,409,309)	(233,217)
	7,131,677	10,331
Class R6 Shares(b)
Shares sold	13,429,358	5,221,480
Reinvestment of distributions	23,502	325
Shares redeemed	(6,105,960)	(516,924)
	7,346,900	4,704,881
NET INCREASE IN SHARES	30,306,063,033	37,499,742,074

*	Valued at $1.00 per share.
(a)	Commenced operations on February 29, 2016.
(b)	Commenced operations on December 29, 2015.

70

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares*

Institutional Shares
Shares sold	11,177,337,190	$11,177,646,237	359,975,501,741
Reinvestment of distributions	3,542,315	3,542,559	60,513,386
Shares redeemed	(24,885,982,500)	(24,886,293,704)	(377,446,008,048)
	(13,705,102,995)	(13,705,104,908)	(17,409,992,921)
Select Shares
Shares sold	658,587,534	658,600,572	8,194,089,563
Reinvestment of distributions	167,246	167,247	6,865,222
Shares redeemed	(1,731,141,189)	(1,731,159,847)	(9,038,094,344)
	(1,072,386,409)	(1,072,392,028)	(837,139,559)
Preferred Shares
Shares sold	545,397,055	545,397,055	2,790,204,684
Reinvestment of distributions	11,169	11,169	129,915
Shares redeemed	(604,397,127)	(604,397,127)	(2,848,127,716)
	(58,988,903)	(58,988,903)	(57,793,117)
Capital Shares
Shares sold	5,238,387	5,238,387	1,757,607,292
Reinvestment of distributions	2	2	561,194
Shares redeemed	(113,907,949)	(113,907,949)	(1,850,937,346)
	(108,669,560)	(108,669,560)	(92,768,860)
Administration Shares
Shares sold	47,454,813	47,454,813	1,697,152,174
Reinvestment of distributions	23,985	23,988	323,068
Shares redeemed	(354,980,698)	(354,980,886)	(1,812,259,753)
	(307,501,900)	(307,502,085)	(114,784,511)
Premier Shares
Shares sold	—	—	—
Reinvestment of distributions	1	1	1
Shares redeemed	—	—	—
	1	1	1
Service Shares
Shares sold	5,633,982	5,634,223	218,281,802
Reinvestment of distributions	646	646	1,164
Shares redeemed	(21,806,590)	(21,806,886)	(222,349,097)
	(16,171,962)	(16,172,017)	(4,066,131)
Resource Shares
Shares sold	—	—	—
Reinvestment of distributions	—	—	1
Shares redeemed	—	—	—
	—	—	1
Cash Management Shares
Shares sold	283,535	283,535	14,627,940
Reinvestment of distributions	—	—	646
Shares redeemed	(11,025,022)	(11,025,022)	(11,927,270)
	(10,741,487)	(10,741,487)	2,701,316
NET DECREASE	(15,279,563,215)	$(15,279,570,987)	(18,513,843,781)

*	Valued at $1.00 per share.

71

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares*

Institutional Shares
Shares sold	6,011,018,715	$6,011,431,119	103,785,116,510
Reinvestment of distributions	1,470,587	1,470,765	11,417,004
Shares redeemed	(12,493,664,836)	(12,493,831,145)	(105,708,221,276)
	(6,481,175,534)	(6,480,929,261)	(1,911,687,762)
Select Shares
Shares sold	28,554,804	28,555,310	2,117,945,818
Reinvestment of distributions	2,632	2,632	270,446
Shares redeemed	(37,891,609)	(37,891,693)	(2,197,760,584)
	(9,334,173)	(9,333,751)	(79,544,320)
Preferred Shares
Shares sold	455,372,870	455,385,749	5,446,341,434
Reinvestment of distributions	3,838	3,838	510,400
Shares redeemed	(734,056,073)	(734,056,205)	(5,500,202,709)
	(278,679,365)	(278,666,618)	(53,350,875)
Capital Shares
Shares sold	39,980,109	39,983,541	602,761,250
Reinvestment of distributions	808	809	161,889
Shares redeemed	(179,717,055)	(179,717,056)	(566,760,887)
	(139,736,138)	(139,732,706)	36,162,252
Administration Shares
Shares sold	487,565,417	487,592,616	13,601,562,982
Reinvestment of distributions	7,284	7,284	374,085
Shares redeemed	(1,734,622,977)	(1,734,625,965)	(14,244,549,509)
	(1,247,050,276)	(1,247,026,065)	(642,612,442)
Premier Shares
Shares sold	—	—	—
Reinvestment of distributions	1	1	—
Shares redeemed	—	—	(5)
	1	1	(5)
Service Shares
Shares sold	221,510,023	221,539,519	4,837,531,314
Reinvestment of distributions	459	458	28,135
Shares redeemed	(474,142,027)	(474,163,181)	(5,361,694,359)
	(252,631,545)	(252,623,204)	(524,134,910)
Class C Shares(a)
Shares sold	192,576	193,680	9,508,979
Reinvestment of distributions	141	141	2,021
Shares redeemed	(18,801,137)	(18,801,137)	(10,820,524)
	(18,608,420)	(18,607,316)	(1,309,524)
Resource Shares
Shares sold	3,317,891	3,317,897	101,281,054
Reinvestment of distributions	—	—	6,820
Shares redeemed	(75,122,856)	(75,122,858)	(101,514,632)
	(71,804,965)	(71,804,961)	(226,758)
Cash Management Shares
Shares sold	—	—	5
Reinvestment of distributions	—	—	—
Shares redeemed	—	—	(5)
	—	—	—
NET DECREASE	(8,499,020,415)	$(8,498,723,881)	(3,176,704,344)

*	Valued at $1.00 per share.
(a)	At the close of business on October 11, 2016, Class C Shares were liquidated.

72

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Exempt Money Market Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Period Ended August 31, 2016*

	Shares	Dollars	Shares**

Institutional Shares
Shares sold	5,197,234	$5,197,310	14,995,333
Reinvestment of distributions	6,673	6,673	2,644
Shares redeemed	(10,776,131)	(10,776,194)	(2,502,693)
	(5,572,224)	(5,572,211)	12,495,284
Select Shares
Shares sold	—	—	10,000
Reinvestment of distributions	21	21	7
Shares redeemed	—	—	—
	21	21	10,007
Preferred Shares
Shares sold	—	—	10,000
Reinvestment of distributions	18	18	4
Shares redeemed	—	—	—
	18	18	10,004
Capital Shares
Shares sold	—	—	10,000
Reinvestment of distributions	15	15	3
Shares redeemed	—	—	—
	15	15	10,003
Administration Shares
Shares sold	—	—	10,000
Reinvestment of distributions	10	10	2
Shares redeemed	—	—	—
	10	10	10,002
Service Shares
Shares sold	—	—	10,000
Reinvestment of distributions	1	1	2
Shares redeemed	—	—	—
	1	1	10,002
Resource Shares
Shares sold	—	—	10,005
Reinvestment of distributions	—	—	2
Shares redeemed	—	—	(5)
	—	—	10,002
NET INCREASE (DECREASE)	(5,572,159)	$(5,572,146)	12,555,304

*	Commenced operations on March 31, 2016.
**	Valued at $1.00 per share.

73

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	96,446,037,741	172,852,122,298
Reinvestment of distributions	45,857,320	38,873,240
Shares redeemed	(102,283,060,926)	(156,390,561,598)
	(5,791,165,865)	16,500,433,940
Select Shares
Shares sold	432,100,657	49,612,983
Reinvestment of distributions	78,940	19,119
Shares redeemed	(394,221,824)	(108,631,567)
	37,957,773	(58,999,465)
Preferred Shares
Shares sold	231,653,167	455,706,727
Reinvestment of distributions	42,472	7,441
Shares redeemed	(185,836,067)	(476,011,362)
	45,859,572	(20,297,194)
Capital Shares
Shares sold	1,876,057,653	2,575,909,714
Reinvestment of distributions	360,418	111,256
Shares redeemed	(1,789,851,386)	(2,433,503,089)
	86,566,685	142,517,881
Administration Shares
Shares sold	3,710,341,466	8,080,799,975
Reinvestment of distributions	299,037	13,405
Shares redeemed	(3,883,877,727)	(7,996,187,327)
	(173,237,224)	84,626,053
Premier Shares
Shares sold	62,556,728	20,005,149
Reinvestment of distributions	1	—
Shares redeemed	(51,970,984)	(917,314)
	10,585,745	19,087,835
Service Shares
Shares sold	63,067,243	322,514,582
Reinvestment of distributions	334	552
Shares redeemed	(75,158,407)	(428,002,431)
	(12,090,830)	(105,487,297)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Cash Management Shares
Shares sold	26,936	278,298
Reinvestment of distributions	2	—
Shares redeemed	(65,425)	—
	(38,487)	278,298
NET INCREASE (DECREASE) IN SHARES	(5,795,562,631)	16,562,160,051

*	Valued at $1.00 per share.

74

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	79,920,059,385	97,363,853,064
Reinvestment of distributions	16,657,414	10,384,855
Shares redeemed	(84,100,779,456)	(90,182,570,590)
	(4,164,062,657)	7,191,667,329
Select Shares
Shares sold	1,704,268,565	873,046,093
Reinvestment of distributions	111,292	179,323
Shares redeemed	(2,111,908,883)	(537,103,323)
	(407,529,026)	336,122,093
Preferred Shares
Shares sold	432,619,598	1,141,034,269
Reinvestment of distributions	56,206	55,229
Shares redeemed	(258,233,646)	(1,279,977,158)
	174,442,158	(138,887,660)
Capital Shares
Shares sold	882,363,756	2,978,985,083
Reinvestment of distributions	195,566	186,951
Shares redeemed	(1,004,285,801)	(3,017,277,611)
	(121,726,479)	(38,105,577)
Administration Shares
Shares sold	2,626,525,250	6,933,045,331
Reinvestment of distributions	110,941	28,279
Shares redeemed	(2,891,924,771)	(7,009,778,183)
	(265,288,580)	(76,704,573)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Service Shares
Shares sold	1,586,291,997	2,298,748,847
Reinvestment of distributions	2,544	9,364
Shares redeemed	(1,586,368,296)	(2,451,687,483)
	(73,755)	(152,929,272)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(4,784,238,339)	7,121,162,340

*	Valued at $1.00 per share.

75

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

	Shares*	Shares*

Institutional Shares
Shares sold	16,340,702,494	28,752,349,005
Reinvestment of distributions	8,735,955	9,208,383
Shares redeemed	(17,493,300,878)	(28,938,114,201)
	(1,143,862,429)	(176,556,813)
Select Shares
Shares sold	—	6,200,006
Reinvestment of distributions	13,471	11,386
Shares redeemed	(276,988)	(7,508,363)
	(263,517)	(1,296,971)
Preferred Shares
Shares sold	104,393,921	697,520,894
Reinvestment of distributions	28,558	24,437
Shares redeemed	(150,219,247)	(662,712,556)
	(45,796,768)	34,832,775
Capital Shares
Shares sold	1,041,715,350	1,336,137,651
Reinvestment of distributions	107,586	49,784
Shares redeemed	(1,023,288,887)	(1,175,205,221)
	18,534,049	160,982,214
Administration Shares
Shares sold	225,088,474	439,259,245
Reinvestment of distributions	28,200	8,175
Shares redeemed	(174,084,014)	(639,648,519)
	51,032,660	(200,381,099)
Premier Shares
Shares sold	49,620,536	9
Reinvestment of distributions	—	—
Shares redeemed	(18,763,656)	(5)
	30,856,880	4
Service Shares
Shares sold	479,609,513	1,323,551,907
Reinvestment of distributions	137	5,066
Shares redeemed	(479,907,960)	(1,536,207,787)
	(298,310)	(212,650,814)
Resource Shares
Shares sold	—	5
Reinvestment of distributions	—	—
Shares redeemed	—	(5)
	—	—
Cash Management Shares
Shares sold	119,518,383	250,039,275
Reinvestment of distributions	—	—
Shares redeemed	(125,219,229)	(324,308,723)
	(5,700,846)	(74,269,448)
NET DECREASE IN SHARES	(1,095,498,281)	(469,340,152)

*	Valued at $1.00 per share.

76

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited)

As a shareholder of Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Institutional Shares
Actual	$1,000.00	$1,001.70		$0.99	$1,000.00	$1,001.90		$0.89	$1,000.00	$1,003.20		$0.89
Hypothetical (5% return before expenses)	1,000.00	1,023.80	+	1.00	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90
Select Shares
Actual	1,000.00	1,001.60		1.14	1,000.00	1,001.70		1.04	1,000.00	1,003.00		1.04
Hypothetical (5% return before expenses)	1,000.00	1,023.65	+	1.15	1,000.00	1,023.75	+	1.05	1,000.00	1,023.75	+	1.05
Preferred Shares
Actual	1,000.00	1,001.20		1.49	1,000.00	1,001.40		1.39	1,000.00	1,002.70		1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.31	+	1.51	1,000.00	1,023.41	+	1.40	1,000.00	1,023.41	+	1.40
Capital Shares
Actual	1,000.00	1,001.00		1.74	1,000.00	1,001.10		1.64	1,000.00	1,002.40		1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.06	+	1.76	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66
Administration Shares
Actual	1,000.00	1,000.50		2.23	1,000.00	1,000.60		2.13	1,000.00	1,002.00		2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.56	+	2.26	1,000.00	1,022.66	+	2.16	1,000.00	1,022.66	+	2.16
Premier Shares
Actual	1,000.00	1,000.20		2.53	1,000.00	1,000.30		2.53	1,000.00	1,001.50		2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.27	+	2.56	1,000.00	1,022.27	+	2.56	1,000.00	1,022.22	+	2.61
Service Shares
Actual	1,000.00	1,000.00		2.68	1,000.00	1,000.00		2.68	1,000.00	1,001.00		2.88
Hypothetical (5% return before expenses)	1,000.00	1,022.12	+	2.71	1,000.00	1,022.12	+	2.71	1,000.00	1,021.92	+	2.91
Class A Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.60		2.13	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.66	+	2.16	N/A	N/A		N/A
Class C Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.00		2.78	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.02	+	2.81	N/A	N/A		N/A
Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.00		2.78	1,000.00	1,000.60		2.58
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.02	+	2.81	1,000.00	1,022.22	+	2.61
Cash Management Shares
Actual	1,000.00	1,000.00		2.68	1,000.00	1,000.00		2.68	1,000.00	1,000.30		2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.12	+	2.71	1,000.00	1,022.12	+	2.71	1,000.00	1,022.36	+	2.46
Class R6 Shares
Actual	N/A	N/A		N/A	1,000.00	1,001.90		0.89	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,023.90	+	0.90	N/A	N/A		N/A

77

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt Money Market				Treasury Instruments Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Institutional Shares
Actual	$1,000.00	$1,003.30		$0.89	$1,000.00	$1,002.40		$0.89	$1,000.00	$1,001.40		$0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.80	+	1.00
Select Shares
Actual	1,000.00	1,003.20		1.04	1,000.00	1,002.20		1.09	1,000.00	1,001.20		1.14
Hypothetical (5% return before expenses)	1,000.00	1,023.75	+	1.05	1,000.00	1,023.70	+	1.10	1,000.00	1,023.65	+	1.15
Preferred Shares
Actual	1,000.00	1,002.90		1.39	1,000.00	1,001.90		1.44	1,000.00	1,000.90		1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.41	+	1.40	1,000.00	1,023.36	+	1.45	1,000.00	1,023.31	+	1.51
Capital Shares
Actual	1,000.00	1,002.60		1.64	1,000.00	1,001.60		1.64	1,000.00	1,000.60		1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.06	+	1.76
Administration Shares
Actual	1,000.00	1,002.10		2.13	1,000.00	1,001.10		2.18	1,000.00	1,000.30		2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16	1,000.00	1,022.61	+	2.21	1,000.00	1,022.71	+	2.11
Premier Shares
Actual	1,000.00	1,001.80		2.58	N/A	N/A		N/A	1,000.00	1,000.00		2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.22	+	2.61	N/A	N/A		N/A	1,000.00	1,022.56	+	2.26
Service Shares
Actual	1,000.00	1,001.00		2.93	1,000.00	1,000.20		2.98	1,000.00	1,000.00		2.33
Hypothetical (5% return before expenses)	1,000.00	1,021.87	+	2.96	1,000.00	1,021.82	+	3.01	1,000.00	1,022.46	+	2.36
Resource Shares
Actual	1,000.00	1,000.70		2.58	1,000.00	1,000.10		2.98	1,000.00	1,000.00		0.99
Hypothetical (5% return before expenses)	1,000.00	1,022.22	+	2.61	1,000.00	1,021.82	+	3.01	1,000.00	1,023.80	+	1.00
Cash Management Shares
Actual	1,000.00	1,000.60		2.73	N/A	N/A		N/A	1,000.00	1,000.00		2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.07	+	2.76	N/A	N/A		N/A	1,000.00	1,022.41	+	2.41

78

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Treasury Obligations Fund				Treasury Solutions Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Institutional Shares
Actual	$1,000.00	$1,001.40		$0.99	$1,000.00	$1,001.40		$0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	+	1.00	1,000.00	1,023.80	+	1.00
Select Shares
Actual	1,000.00	1,001.30		1.14	1,000.00	1,001.30		1.14
Hypothetical (5% return before expenses)	1,000.00	1,023.65	+	1.15	1,000.00	1,023.65	+	1.15
Preferred Shares
Actual	1,000.00	1,000.90		1.49	1,000.00	1,000.90		1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.31	+	1.51	1,000.00	1,023.31	+	1.51
Capital Shares
Actual	1,000.00	1,000.70		1.74	1,000.00	1,000.70		1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.06	+	1.76	1,000.00	1,023.06	+	1.76
Administration Shares
Actual	1,000.00	1,000.30		2.13	1,000.00	1,000.30		2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16	1,000.00	1,022.71	+	2.11
Premier Shares
Actual	1,000.00	1,000.10		0.99	1,000.00	1,000.10		2.33
Hypothetical (5% return before expenses)	1,000.00	1,023.80	+	1.00	1,000.00	1,022.46	+	2.36
Service Shares
Actual	1,000.00	1,000.00		2.43	1,000.00	1,000.00		2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.36	+	2.46	1,000.00	1,022.41	+	2.41
Resource Shares
Actual	1,000.00	1,000.00		0.99	1,000.00	1,000.00		0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	+	1.00	1,000.00	1,023.80	+	1.00
Cash Management Shares
Actual	1,000.00	1,000.00		0.99	1,000.00	1,000.00		2.38
Hypothetical (5% return before expenses)	1,000.00	1,023.80	+	1.00	1,000.00	1,022.41	+	2.41

79

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares(a)	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments	0.20%	0.23%	0.30%	0.35%	0.45%	0.51%	0.54%	N/A	N/A	N/A	0.54%	N/A
Government	0.18	0.21	0.28	0.33	0.43	0.51	0.54	0.43%	0.56%	0.56%	0.54	0.18%
Money Market	0.18	0.21	0.28	0.33	0.43	0.52	0.58	N/A	N/A	0.52	0.49	N/A
Prime Obligations	0.18	0.21	0.28	0.33	0.43	0.52	0.59	N/A	N/A	0.52	0.55	N/A
Tax-Exempt Money Market	0.18	0.22	0.29	0.33	0.44	N/A	0.60	N/A	N/A	0.60	N/A	N/A
Treasury Instruments	0.20	0.23	0.30	0.35	0.42	0.45	0.47	N/A	N/A	0.20	0.48	N/A
Treasury Obligations	0.20	0.23	0.30	0.35	0.43	0.20	0.49	N/A	N/A	0.20	0.20	N/A
Treasury Solutions	0.20	0.23	0.30	0.35	0.42	0.47	0.48	N/A	N/A	0.20	0.48	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	At the close of business on October 11, 2016, Class C Shares of the Prime Obligations Fund were liquidated.

80

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 88167-TMPL-04/2017-517730 FSQSAR-17/84K

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Investor FundsSM
Money Market
Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

Portfolio Management Discussion and Analysis	1

Fund Basics	4

Yield Summary	5

Sector Allocations	6

Schedule of Investments	9

Financial Statements	20

Financial Highlights	24

Notes to Financial Statements	28

Other Information	39

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, U.S. money market fund reform and the U.S. presidential election were among the most significant events influencing the front, or short-term, end of the taxable and tax-exempt money market yield curves. Yield curve is a spectrum of maturities.

When the Reporting Period began in September 2016, credit spreads (the difference in yields between government and taxable bonds of comparable maturity) widened in advance of money market fund reform, with final implementation taking effect in October 2016. In addition, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index spiked to its highest level since the 2008 financial crisis. However, unlike in 2008, funding costs for banks did not increase due to market stress. Instead, spreads widened because of declining demand, as prime money market funds had been a key source of short-term bank funding. (Prime money market funds primarily invest in corporate debt securities.) Most of the flows went into government money market funds that invest in agency securities — and may offer higher yields benchmarked to LIBOR — benefiting government yields and reducing pressure on U.S. Treasury yields. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) During September and October 2016, prime money market funds lost approximately $440 billion in assets, while government money market funds gained $410 billion in assets. After money market fund reform was implemented on October 14, 2016, credit spreads gradually tightened to end the Reporting Period at widths seen at the beginning of 2016.

Money market fund reform also impacted tax-exempt money market funds, with investment outflows reducing demand for one-day to seven-day maturities. In tandem with the outflows, the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day tax-exempt variable rate demand obligations, rose.

In November 2016, Donald Trump’s victory in the U.S. presidential election was widely viewed as a potential regime change in monetary and fiscal policy. The U.S. Treasury yield curve steepened as the markets began pricing in higher inflation due to greater anticipated government fiscal spending.

In December 2016, in a move widely expected by the markets, the Federal Reserve (the “Fed”) raised interest rates for the second time since the 2008 global financial crisis. Fed policymakers also raised their interest rate projections on the back of continued improvement in the U.S. labor market, rising wages and the potential of fiscal policy initiatives by the Trump administration. After the Fed’s December 2016 policy meeting, market expectations increased for additional Fed rate hikes in 2017, and money market yields generally moved higher.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) rose during the Reporting Period, driven by the increase in money market yields, which was due primarily to the economic and market factors discussed above. Yields along the taxable money market yield curve rose, but the difference in yields between those on the shorter-term end of the curve and those on the longer-term end of the curve ended the Reporting Period near where it started. The tax-exempt money market yield curve steepened during the Reporting Period.

The interest rate and market environment did not provide bountiful opportunities to pick up additional yield. However, in keeping with our investment approach, we sought to position both Funds to take advantage of changes in the interest rate environment, and throughout the Reporting Period, we found pockets of opportunity to add extra yield. That said, it should be noted that regardless of interest rate conditions, we seek to manage the Funds consistently. Our investment approach has always been tri-fold — to seek

1

PORTFOLIO RESULTS

preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Funds’ guidelines and objectives.

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, repurchase agreements (“repos”), variable rate demand notes, certificates of deposit, municipal securities and short-term corporate obligations.

In the taxable Fund, we maintained an especially low weighted average maturity of less than 10 days, along with a high level of liquidity, as the implementation of money market fund reform approached and amid uncertainty about investment flows from prime money market funds to government money market funds. Following the implementation of money market fund reform in October 2016, investment flows into prime money market funds stabilized, and we gradually extended the taxable Fund’s weighted average maturity. Toward the end of January 2017, as credit spreads normalized and we sought to add yield, we meaningfully extended the taxable Fund’s weighted average maturity to a range of between 30 days and 35 days.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund had investments in variable rate demand notes, tax-exempt commercial paper and other municipal securities.

We maintained a particularly low weighted average maturity and a high level of liquidity in the tax-exempt Fund in response to money market fund reform, which reduced demand for short-term money market securities. Tax-exempt mutual funds overall lost more than $78 billion in assets during the summer of 2016 and had regained only $3 billion in assets by the end of the Reporting Period. In November 2016, we extended the weighted average maturity of the tax-exempt Fund, maintaining it in a range of between 25 days and 35 days for the rest of the Reporting Period. We focused on securities scheduled to mature in late June 2017, as they generally offered higher yields than shorter maturities and also offered, in our view, some protection should the Fed raise interest rates multiple times in 2017.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected U.S. economic growth to accelerate in the near term, driven by strong domestic demand and fiscal policy easing. The U.S. economy was already strengthening, in our view, prior to the November 2016 election, and we believe proposed fiscal stimulus and the potential loosening of regulations could provide additional support. We see U.S. economic growth picking up to 2.3% in 2017, with consumption underpinned in the near term by rising wages amid a labor market near full employment. (Full employment means the highest amount of skilled and unskilled labor that can be employed within an economy at any given time.) We also see scope for marginal improvements in business investment. That said, we remain alert to potential policy changes and geopolitical tensions, largely related to a more protectionist stance on trade, that might be associated with the Trump administration.

Regarding Fed policy, we expect a gradual pace of interest rate hikes — perhaps three in 2017 — as the most likely scenario, largely due to the possibility of a fiscal stimulus package and the consensus’ anticipation of continued improvement in the labor market along with rising wages.

In the taxable Fund, we expect to maintain a targeted weighted average maturity in a range of between 30 days and 35 days as we seek to add yield and to position the Fund for the potential of continued spread tightening. In the tax-exempt Fund, we plan to maintain positions at the shorter end of its weighted average maturity range because we anticipate three Fed rate hikes during 2017 and because we expect tax-exempt money market yields to rise due to tax-related investment outflows in April 2017.

Overall, we expect to keep both Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible

2

PORTFOLIO RESULTS

return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to navigate the interest rate environment.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3

FUND BASICS

Investor Funds

as of February 28, 2017

PERFORMANCE REVIEW[1]
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[2] Class I Shares	iMoneyNet Institutional Average[3]
Money Market	0.36%	0.28%[4]
Tax-Exempt Money Market	0.30	0.29%[5]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1), administration or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[3]	Source: iMoneyNet, Inc. February 2017.

[4]	First Tier Retail – Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[5]	Tax-Free National Retail – Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

4

YIELD SUMMARY

STANDARDIZED TOTAL RETURNS[1,6]
For the period ended 12/31/16	SEC 7-Day Current Yield[7]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Money Market	0.80%	N/A	N/A	N/A	0.47%	1/29/16
Tax-Exempt Money Market	0.55	0.32%	0.08%	0.64%	1.80	7/19/94

[6]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Class I Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. The SEC 7-Day Current Yield is not a Standardized Total Return.

Because Class I Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields and returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yields and returns will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[7]	The SEC 7-Day Current Yield figures are as of 12/31/16 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

SUMMARY OF THE CLASS I SHARES AS OF 2/28/17[1]
Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]
Money Market	0.70%	0.70%	0.76%	36	70
Tax-Exempt Money Market	0.50	0.50	0.50	33	33

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution Yield is the average total return over the previous seven days. It is a Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[9]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

5

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]
As of February 28, 2017
Security Type	(Percentage of Net Assets)
Certificates of Deposit	0.5%
Certificates of Deposit — Yankeedollar	4.8
Commercial Paper & Corporate Obligations	38.6
Fixed Rate Municipal Debt Obligations	2.5
Repurchase Agreements	13.7
Variable Rate Municipal Debt Obligations	21.0
Variable Rate Obligations	22.4
As of August 31, 2016
Security Type	(Percentage of Net Assets)
Certificates of Deposit — Yankeedollar	11.4%
Commercial Paper & Corporate Obligations	25.0
Fixed Rate Municipal Debt Obligations	2.1
Repurchase Agreements	19.1
Variable Rate Municipal Debt Obligations	25.4
Variable Rate Obligations	15.9

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

6

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]
As of February 28, 2017
Security Type	(Percentage of Net Assets)
Bond Anticipation Notes	1.6%
Commercial Paper	12.0
General Obligation Bonds	2.3
Revenue Anticipation Notes	3.8
Revenue Bonds	1.3
Tax and Revenue Anticipation Notes	7.6
Variable Rate Obligations	71.9
As of August 31, 2016
Security Type	(Percentage of Net Assets)
Commercial Paper	8.7%
Put Bonds	0.5
Tax and Revenue Anticipation Notes	1.3
Variable Rate Obligations	89.5

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

7

PORTFOLIO RESULTS

Index Definitions

The BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index is a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The Index is calculated and published by Bloomberg. The Index is overseen by SIFMA’s municipal swap index committee.

8

INVESTOR MONEY MARKET FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 38.6%
Albion Capital LLC
$5,000,000	0.753%		03/03/17	$4,999,794
2,700,000	0.917		04/25/17	2,696,288
Atlantic Asset Securitization LLC
500,000	1.123		03/14/17	499,801
1,500,000	1.124		06/02/17	1,495,738
Bank of Nova Scotia (The)
1,600,000	1.228		04/26/17	1,597,013
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2,000,000	1.279	(a)	08/04/17	1,989,167
1,000,000	1.331	(a)	08/18/17	993,861
Barton Capital S.A.
3,000,000	0.680		03/01/17	3,000,000
3,000,000	0.733		03/03/17	2,999,880
Charta LLC
1,000,000	1.197		08/03/17	994,963
CRC Funding LLC
1,500,000	1.020		05/02/17	1,497,417
Dexia Credit Local New York Branch
1,000,000	1.197		04/21/17	998,343
1,000,000	1.249		05/18/17	997,357
Erste Abwicklungsanstalt
1,000,000	1.144		05/25/17	997,356
Fairway Finance Co., LLC
3,000,000	1.135		07/26/17	2,986,403
Kaiser Foundation Hospitals
1,500,000	0.928		04/03/17	1,498,749
Kells Funding LLC
1,500,000	1.123		05/24/17	1,496,150
3,000,000	1.021		06/06/17	2,991,917
Liberty Street Funding LLC
3,000,000	1.000		05/12/17	2,994,120
2,000,000	1.020		05/22/17	1,995,444
Matchpoint Finance PLC
5,000,000	0.712		03/01/17	4,999,999
1,500,000	1.102		05/02/17	1,497,210
National Bank of Abu Dhabi PJSC
5,000,000	0.774		03/01/17	4,999,999
Nieuw Amsterdam Receivables Corp.
8,000,000	0.815		03/02/17	7,999,821
1,500,000	1.228		08/10/17	1,491,900
Nordea Bank AB
2,500,000	1.135		04/04/17	2,497,379
2,500,000	0.902		05/26/17	2,494,715
Old Line Funding Corp.
4,250,000	1.062		06/20/17	4,236,372
Oversea-Chinese Banking Corp., Ltd.
3,000,000	1.072		04/10/17	2,996,500
SSM Health Care Corp.
3,000,000	0.917		04/20/17	2,996,250
3,000,000	0.887		04/27/17	2,995,868
Svenska Handelsbanken AB
3,000,000	0.938	(a)	05/31/17	2,993,023
Swedbank AB
3,000,000	0.959		05/25/17	2,993,342
3,000,000	0.995		05/31/17	2,992,606

Commercial Paper and Corporate Obligations – (continued)
United Overseas Bank Ltd.
1,500,000	1.155		04/21/17	1,497,599
Versailles Commercial Paper LLC
5,000,000	0.815		03/01/17	4,999,999
Victory Receivables Corp.
5,000,000	0.753		03/02/17	4,999,897
1,350,000	0.969		03/16/17	1,349,466
Westpac Banking Corp.
1,250,000	1.073	(a)	08/04/17	1,244,313
2,000,000	1.398		09/29/17	1,983,982
Westpac Securities NZ, Ltd.
3,000,000	1.228		09/05/17	2,981,200

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$106,961,201

Certificate of Deposit – 0.5%
Citibank, N.A.
$1,400,000	1.000%		03/13/17	$1,400,000

Certificates of Deposit-Yankeedollar – 4.8%
Bank of Montreal
$250,000	1.534	%(b)	08/11/17	$250,000
Cooperative Rabobank UA
500,000	1.400		09/20/17	500,000
Credit Agricole Corporate and Investment Bank
1,500,000	1.140		06/02/17	1,500,000
DZ Bank AG
250,000	1.240		03/31/17	250,000
1,300,000	1.290		08/25/17	1,300,000
Mitsubishi UFJ Trust & Banking Corp.
5,000,000	1.130		03/06/17	5,000,000
National Bank of Kuwait
4,000,000	1.350		06/12/17	4,000,000
Standard Chartered Bank
300,000	1.714		09/20/17	300,000
Westpac Banking Corp.
250,000	1.120		03/17/17	249,999

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$13,349,999

Fixed Rate Municipal Debt Obligations – 2.5%
ANZ New Zealand (Int’l) Ltd.
$1,000,000	1.400	%(c)	04/27/17	$1,000,342
DNB Bank ASA
950,000	3.200	(c)	04/03/17	951,775
Nordea Bank AB
2,000,000	3.125	(c)	03/20/17	2,002,654
Royal Bank of Canada
1,500,000	1.500	(a)	01/16/18	1,502,015

The accompanying notes are an integral part of these financial statements.	9

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Fixed Rate Municipal Debt Obligations – (continued)
UBS AG
$1,500,000	1.375%	06/01/17	$1,500,500

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$6,957,286

Variable Rate Municipal Debt Obligations(b) – 21.0%
Alaska Housing Finance Corp. VRDN RB for Home Mortgage Series 2002 A RMKT (JPMorgan Chase Bank N.A., SPA)
$3,900,000	0.640%	03/01/17	$3,900,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 B RMKT
1,000,000	0.620	03/07/17	1,000,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
4,000,000	0.660	03/07/17	4,000,000
City of Charlotte, North Carolina VRDN RB for Uptown Revitalization Project Series 2004 (Wells Fargo Bank N.A., SPA)
1,745,000	0.730	03/07/17	1,745,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Improvement Series 2006 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
300,000	0.670	03/07/17	300,000
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)
4,000,000	0.650	03/07/17	4,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
500,000	0.780	03/07/17	500,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)
5,500,000	0.640	03/07/17	5,500,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2008 E (Bank of America N.A., SPA)
1,400,000	0.680	03/07/17	1,400,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2011 RMKT
500,000	0.560	03/01/17	499,995
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A RMKT (Northern Trust Co., LOC)
300,000	0.680	03/07/17	300,000
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001 B RMKT (JPMorgan Chase Bank N.A., SPA)
750,000	0.580	03/01/17	750,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-2C RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
2,300,000	0.660	03/07/17	2,300,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)
3,000,000	0.660	03/07/17	3,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)
2,700,000	0.570	03/01/17	2,700,000
Metropolitan Washington D.C. Airport Authority VRDN RB Refunding Series 2010 Subseries C-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)
200,000	0.640	03/07/17	200,000

Variable Rate Municipal Debt Obligations(b) – (continued)
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT – Chevron Corp.)
300,000	0.570	03/01/17	300,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 H (GTY AGMT – Chevron Corp.)
3,500,000	0.570	03/01/17	3,500,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
3,000,000	0.610	03/07/17	3,000,000
New York City GO VRDN Refunding Series 2008 Subseries J-5 (Bank of America N.A., SPA)
1,500,000	0.570	03/01/17	1,500,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
500,000	0.630	03/01/17	500,000
Ohio Water Development Authority VRDN RB for Water Pollution Control Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)
4,000,000	0.670	03/07/17	4,000,000
Orlando Utilities Commission VRDN RB Series 2008-2 RMKT (JPMorgan Chase Bank N.A., SPA)
400,000	0.670	03/07/17	400,000
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB for Children’s Hospital of Philadelphia Project Series 2011 A RMKT (JPMorgan Chase Bank, SPA)
3,415,000	0.560	03/01/17	3,415,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
725,000	0.650	03/07/17	725,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2003 D
200,000	0.660	03/07/17	200,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
300,000	0.650	03/07/17	300,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C RMKT
475,000	0.660	03/07/17	475,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B RMKT (Bank of America N.A., LOC)
3,500,000	0.730	03/07/17	3,500,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
2,820,000	0.570	03/01/17	2,820,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)
1,300,000	0.660	03/07/17	1,300,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$58,029,995

Variable Rate Obligations(b) – 22.4%
Banco Del Estado De Chile
$1,000,000	1.363%	03/09/17	$1,000,000
Bank of Montreal
1,000,000	1.216	08/07/17	1,000,000
Bank of Nova Scotia (The)
500,000	1.383	03/09/17	500,000

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(b) – (continued)
BNP Paribas
$1,000,000	1.494%		05/07/17	$1,000,786
BNZ International Funding Ltd.
1,900,000	1.488	(c)	10/04/17	1,900,000
Canadian Imperial Bank of Commerce
3,000,000	1.452		10/13/17	3,000,000
Chase Bank USA, N.A.
491,000	1.351		06/09/17	490,895
Collateralized Commercial Paper II Co., LLC
250,000	1.505	(c)	07/06/17	250,000
1,000,000	1.372	(c)	01/17/18	1,000,000
1,000,000	1.377	(c)	01/24/18	1,000,000
Commonwealth Bank of Australia
800,000	1.487		07/27/17	799,910
3,000,000	0.000	(a)(c)	02/23/18	3,000,000
Credit Suisse AG
500,000	1.477		03/31/17	500,000
2,000,000	1.476		04/07/17	2,000,000
Dexia Credit Local
2,500,000	1.187		11/22/17	2,500,000
DNB Bank ASA
3,000,000	0.988		08/28/17	3,000,000
HSBC Bank PLC
1,500,000	1.238	(c)	11/01/17	1,500,000
J.P. Morgan Securities LLC
3,000,000	1.031	(c)	09/01/17	3,000,000
Metropolitan Life Global Funding I
1,000,000	1.390	(c)	04/10/17	1,000,410
Mizuho Bank Ltd.
2,000,000	1.329		08/02/17	2,000,000
National Australia Bank Ltd.
900,000	1.315		06/08/17	899,527
Nordea Bank AB
650,000	1.446		09/06/17	650,000
Norinchukin Bank (The)
5,000,000	1.476		04/10/17	5,000,000
1,500,000	1.129		08/24/17	1,500,000
Oversea-Chinese Banking Corp., Ltd.
1,300,000	1.369	(c)	11/15/17	1,300,000
Royal Bank of Canada
1,500,000	1.409		10/05/17	1,499,990
Skandinaviska Enskilda Banken AB
3,500,000	0.988		08/23/17	3,500,000
Standard Chartered Bank
2,000,000	1.539		07/19/17	2,000,000
250,000	1.482		10/12/17	250,000
State Street Bank & Trust Co.
1,400,000	1.278		03/30/17	1,400,292
Sumitomo Mitsui Banking Corp.
1,000,000	1.375		05/08/17	1,000,000
1,000,000	1.182		08/10/17	1,000,000
Sumitomo Mitsui Trust Bank Ltd.
4,000,000	1.159		08/21/17	4,000,000
Svenska Handelsbanken AB
1,400,000	1.294		08/01/17	1,400,657
Toronto-Dominion Bank (The)
3,000,000	1.219		11/02/17	3,000,000

Variable Rate Obligations(b) – (continued)
Wells Fargo Bank N.A.
500,000	1.478		09/22/17	500,000
1,500,000	1.357		01/26/18	1,500,000
Westpac Banking Corp.
550,000	1.504	(c)	08/07/17	550,878
Westpac Securities NZ, Ltd.
750,000	1.534	(c)	08/11/17	749,916

TOTAL VARIABLE RATE OBLIGATIONS				$62,143,261

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$248,841,742

Repurchase Agreements(d) – 13.7%
Joint Repurchase Agreement Account III
$37,800,000	0.536%		03/01/17	$37,800,000
Maturity Value: $37,800,562

TOTAL INVESTMENTS – 103.5%				$286,641,742

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%				(9,726,083)

NET ASSETS – 100.0%				$276,915,659

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 28, 2017.
(c)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 28, 2017, these securities amounted to $19,205,975 or approximately 6.9% of net assets.
(d)	Unless noted, all repurchase agreements were entered into on February 28, 2017. Additional information on Joint Repurchase Agreement Account III appears on pages 18 and 19.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Investment Abbreviations:
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

12	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 100.5%
Alabama – 4.1%
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C
$10,000,000	0.670%	03/01/17	$10,000,000
Huntsville Health Care Authority CP Series 2017
17,300,000	0.840	06/01/17	17,300,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT
11,500,000	0.680	03/07/17	11,500,000

			38,800,000

Alaska – 3.5%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 D RMKT (Bank of America N.A., SPA)
11,080,000	0.620	03/07/17	11,080,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 A RMKT
13,810,000	0.620	03/07/17	13,810,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 B RMKT
450,000	0.620	03/07/17	450,000
Alaska Housing Finance Corp. VRDN RB State Capital Project Series 2002 C RMKT
7,110,000	0.640	03/07/17	7,110,000

			32,450,000

Arizona – 1.0%
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 G (Wells Fargo Bank N.A., LOC)
8,665,000	0.650	03/07/17	8,665,000
City of Phoenix IDA Health Care Facilities VRDN RB for Mayo Clinic Series 2014 A (GTY AGMT – Mayo Clinic) (Bank of America N.A., SPA)
750,000	0.550	03/01/17	750,000

			9,415,000

California – 8.3%
California School Cash Reserve Program Authority RB Series 2016 C
16,390,000	2.000	06/30/17	16,455,262
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2017 04-I
500,000	0.780	03/09/17	500,000
16,100,000	0.780	03/14/17	16,100,000
City of Los Angeles GO TRANS Series 2016 B
18,400,000	3.000	06/29/17	18,527,912
City of Santa Clara Electric VRDN RB Refunding Series 2008 Subseries B RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
3,100,000	0.640	03/07/17	3,100,000
Eastern Municipal Water District VRDN RB Refunding for Water and Wastewater Series 2014 A (Wells Fargo Bank N.A., SPA)
250,000	0.600	03/07/17	250,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
7,160,000	0.580	03/07/17	7,160,000

Municipal Debt Obligations – (continued)
California – (continued)
State of California GO Refunding Series 2015
9,345,000	5.000	08/01/17	9,507,750
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2
5,525,000	0.610	03/07/17	5,525,000

			77,125,924

Colorado – 3.5%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Improvement Series 2006 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
2,400,000	0.670	03/07/17	2,400,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen- Thueringen Girozentrale, SPA)
3,000,000	0.670	03/07/17	3,000,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)
11,200,000	0.640	03/07/17	11,200,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Adjustable Series 2001 AA-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)
7,045,000	0.670	03/07/17	7,045,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-1
6,000,000	0.660	03/07/17	6,000,000
University of Colorado Hospital Authority VRDN RB Refunding Series 2017 B-2
3,450,000	0.660	03/07/17	3,450,000

			33,095,000

Connecticut – 2.0%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2011 Subseries E-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)
12,830,000	0.640	03/07/17	12,830,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
5,500,000	0.640	03/07/17	5,500,000

			18,330,000

Delaware – 2.5%
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
22,865,000	0.570	03/01/17	22,865,000

District of Columbia – 0.5%
District of Columbia Income Tax Secured VRDN RB Refunding Series 2014 B(a)
4,800,000	0.940	03/07/17	4,802,640

Florida – 3.0%
Jacksonville Electric Authority Electric System VRDN RB Series Three 2008 A RMKT (Royal Bank of Canada, SPA)
5,170,000	0.640	03/07/17	5,170,000

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Florida – (continued)
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 B RMKT (JPMorgan Chase Bank N.A., SPA)
$9,380,000	0.640%	03/07/17	$9,380,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,025,000	0.650	03/07/17	13,025,000

			27,575,000

Georgia – 2.2%
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1
10,200,000	0.630	03/07/17	10,200,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-3
2,900,000	0.600	03/07/17	2,900,000
State of Georgia GO Refunding Series 2015 C
7,000,000	5.000	07/01/17	7,097,266
State of Georgia GO Series 2007 B
225,000	5.000	04/01/17	225,812

			20,423,078

Idaho – 1.3%
State of Idaho GO TANS Series 2016
12,000,000	2.000	06/30/17	12,046,914

Illinois – 1.9%
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B RMKT
5,000,000	0.620	03/07/17	5,000,000
Illinois Toll Highway Authority VRDN RB Senior Priority Series 2007 A-2C RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
12,700,000	0.660	03/07/17	12,700,000

			17,700,000

Iowa – 1.4%
Iowa Finance Authority VRDN RB Refunding for Trinity Health Series 2000 D
12,880,000	0.610	03/07/17	12,880,000

Louisiana – 0.6%
East Baton Rouge Parish VRDN PCRB Refunding for ExxonMobil Project Series 1993
6,000,000	0.560	03/01/17	6,000,000

Maryland – 0.7%
Washington Suburban Sanitary District GO VRDN BANS Series 2013 A (TD Bank N.A., SPA)
6,100,000	0.620	03/07/17	6,100,000

Massachusetts – 4.9%
Commonwealth of Massachusetts (The) GO RANS Series 2016 B
19,100,000	2.000	05/22/17	19,148,915
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y
9,600,000	0.620	03/07/17	9,600,000

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)
7,550,000	0.570	03/01/17	7,550,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
965,000	0.570	03/01/17	965,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)
8,740,000	0.640	03/07/17	8,740,000

			46,003,915

Minnesota – 2.6%
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D RMKT (JPMorgan Chase Bank N.A., SPA)
4,360,000	0.680	03/07/17	4,360,000
Rochester Health Care Facilities CP Series 2017
20,000,000	0.700	04/05/17	20,000,000

			24,360,000

Mississippi – 4.3%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B RMKT (GTY AGMT – Chevron Corp.)
11,160,000	0.570	03/01/17	11,160,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 B (GTY AGMT – Chevron Corp.)
7,700,000	0.570	03/01/17	7,700,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT – Chevron Corp.)
6,200,000	0.630	03/07/17	6,200,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 E (GTY AGMT – Chevron Corp.)
14,700,000	0.570	03/01/17	14,700,000

			39,760,000

Missouri – 2.5%
Missouri Development Finance Board Cultural Facilities VRDN RB for Kauffman Center Performing Arts Series 2007 A RMKT (Northern Trust Co., SPA)
5,800,000	0.580	03/01/17	5,800,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Nelson Gallery Foundation Series 2004 A RMKT (Northern Trust Co., SPA)
10,500,000	0.560	03/01/17	10,500,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
7,000,000	0.610	03/07/17	7,000,000

			23,300,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Multi-State – 4.0%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)
$22,715,000	0.650%	03/07/17	$22,715,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ)
10,450,000	0.650	03/07/17	10,450,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013-2-1309 (Citibank N.A., LIQ)(b)
4,500,000	0.740	03/07/17	4,500,000

			37,665,000

New Jersey – 1.6%
County of Bergen GO BANS Refunding Series 2016 B
14,850,000	2.000	12/14/17	14,960,142

New York – 15.7%
County of Nassau Interim Finance Authority VRDN RB Refunding Series 2008 D-1 RMKT (BMO Harris Bank N.A., SPA)
6,000,000	0.640	03/07/17	6,000,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
14,680,000	0.630	03/01/17	14,680,000
New York City GO VRDN Series 2013 Subseries F-3 (Bank of America N.A., LIQ)
1,600,000	0.570	03/01/17	1,600,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Bruckner by the Bridge Series 2008 A RMKT (FHLMC, LIQ)
8,000,000	0.650	03/07/17	8,000,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Elliot Chelsea Development Series 2010 A RMKT (FHLMC, LIQ)
800,000	0.640	03/07/17	800,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2001 Subseries F-1 (Mizuho Bank, Ltd., SPA)
3,700,000	0.620	03/01/17	3,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2008 Subseries BB-2 (Landesbank Hessen- Thueringen Girozentrale, SPA)
2,900,000	0.620	03/01/17	2,900,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-2 (PNC Bank N.A., SPA)
2,000,000	0.600	03/01/17	2,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Secured Series 2012 B
12,145,000	5.000	11/01/17	12,478,345
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 Subseries A-1 (JPMorgan Chase Bank N.A., SPA)
90,000	0.640	03/07/17	90,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
11,900,000	0.620	03/07/17	11,900,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
7,450,000	0.620	03/07/17	7,450,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
6,010,000	0.640	03/07/17	6,010,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2003 C RMKT (JPMorgan Chase Bank N.A., LOC)
7,890,000	0.650	03/07/17	7,890,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ) (FNMA, LOC)
9,000,000	0.630	03/07/17	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ) (FNMA, LOC)
5,100,000	0.640	03/07/17	5,100,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 A RMKT (FHLMC, LIQ)
6,800,000	0.640	03/07/17	6,800,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)
18,800,000	0.560	03/07/17	18,800,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
4,000,000	0.640	03/07/17	4,000,000
New York State Power Authority CP Series 2017-1 (JPMorgan Chase Bank N.A., TD Bank N.A., State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
10,000,000	0.770	04/04/17	10,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
5,865,000	0.650	03/07/17	5,865,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
1,100,000	0.620	03/01/17	1,100,000

			146,163,345

North Carolina – 2.4%
County of Union Enterprise System VRDN RB Series 2009 RMKT (U.S. Bank N.A., LOC)
16,400,000	0.630	03/07/17	16,400,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
6,000,000	0.660	03/07/17	6,000,000

			22,400,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Ohio – 5.0%
Allen County Hospital Facilities VRDN RB for Catholic Health Partners Series 2012 B
$10,000,000	0.660%	03/07/17	$10,000,000
Ohio State University VRDN RB Series 2005 B
2,000,000	0.600	03/07/17	2,000,000
Ohio State University VRDN RB Series 2014 B-2
12,500,000	0.610	03/07/17	12,500,000
Ohio Water Development Authority VRDN RB for Water Pollution Control Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)
19,050,000	0.670	03/07/17	19,050,000
State of Ohio GO VRDN for Common Schools Series 2003 D RMKT
2,800,000	0.660	03/07/17	2,800,000

			46,350,000

Oregon – 2.1%
State of Oregon GO TANS Series 2016 A
20,000,000	2.000	06/30/17	20,079,161

Pennsylvania – 1.7%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Putters Series 2013-4323 (GTY AGMT – JPMorgan Chase Bank N.A.) (JPMorgan Chase Bank N.A., LIQ)(b)
11,635,000	0.620	03/01/17	11,635,000
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB for Children’s Hospital of Philadelphia Series 2011 A RMKT (JPMorgan Chase Bank, SPA)
3,610,000	0.560	03/01/17	3,610,000
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB Refunding for Children’s Hospital of Philadelphia Project Series 2005 A RMKT (Wells Fargo Bank N.A., SPA)
565,000	0.560	03/01/17	565,000

			15,810,000

Rhode Island – 1.0%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Series 2003 B RMKT (Northern Trust Co., SPA)
8,965,000	0.600	03/07/17	8,965,000

Texas – 11.3%
City of Houston TRANS Series 2016
19,750,000	5.000	06/30/17	20,021,307
City of San Antonio Electric & Gas Systems CP Series 2017 B (State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
13,000,000	0.730	04/06/17	13,000,000
15,000,000	0.750	04/19/17	15,000,000
City of San Antonio Water System CP Series 2017 A (Bank of Tokyo Mitsubishi UFJ Ltd., LOC)
10,000,000	0.760	03/08/17	10,000,000
Harris County Cultural Education Facilities Finance Corp. RB CP Refunding for Methodist Hospital System Series 2017 2009C-2
10,000,000	0.720	03/29/17	10,000,000

Municipal Debt Obligations – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-1 RMKT
100,000	0.570	03/01/17	100,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 A-1
7,250,000	0.570	03/01/17	7,250,000
Harris County Industrial Development Corp. VRDN PCRB for Exxon Project Series 1984
6,100,000	0.560	03/01/17	6,100,000
State of Texas GO VRDN for Veterans Bonds Series 2015 B (Mizuho Bank, Ltd., SPA)
9,035,000	0.660	03/07/17	9,035,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen-Thueringen Girozentrale, SPA)
1,500,000	0.650	03/07/17	1,500,000
State of Texas GO VRDN for Veterans Bonds Series 2017 (Sumitomo Mitsui Banking Corp., SPA)
5,000,000	0.670	03/07/17	5,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
6,250,000	0.650	03/07/17	6,250,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 B
2,285,000	0.620	03/07/17	2,285,000

			105,541,307

Virginia – 1.5%
City of Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B
8,030,000	0.630	03/07/17	8,030,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
5,900,000	0.650	03/07/17	5,900,000

			13,930,000

Washington – 3.0%
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 A RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
6,650,000	0.670	03/07/17	6,650,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
17,560,000	0.650	03/07/17	17,560,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)
3,600,000	0.660	03/07/17	3,600,000

			27,810,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Wisconsin – 0.4%
City of Milwaukee GO Refunding for Promissory & Corporate Notes Series 2012 N2
$4,350,000	5.000%	05/01/17	$4,380,435

TOTAL INVESTMENTS – 100.5%			$937,086,861

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(4,355,699)

NET ASSETS – 100.0%			$932,731,162

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 28, 2017, these securities amounted to $16,135,000 or approximately 1.7% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AMT	—Alternative Minimum Tax (subject to)
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Schedule of Investments

February 28, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At February 28, 2017, Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of March 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$37,800,000	$37,800,562	$38,807,822

REPURCHASE AGREEMENTS — At February 28, 2017, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.540%	$2,717,647
Bank of America, N.A.	0.530	2,470,588
Bank of Nova Scotia (The)	0.530	7,411,765
BNP Paribas	0.530	5,435,294
Citigroup Global Markets, Inc.	0.540	3,458,824
TD Securities (USA), LLC	0.530	1,482,353
Wells Fargo Securities, LLC	0.540	14,823,529
TOTAL		$37,800,000

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 7.500%	06/01/22 to 07/01/47
Federal National Mortgage Association	0.875 to 8.000	10/26/17 to 02/01/47
Government National Mortgage Association	3.000 to 8.500	01/15/27 to 01/20/47
U.S. Treasury Bill	0.000	09/14/17
U.S. Treasury Bonds	2.875 to 4.750	02/15/37 to 02/15/47
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.250	07/15/22 to 01/15/25
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 11/15/44
U.S. Treasury Notes	0.875 to 4.250	10/31/17 to 02/15/27
U.S. Treasury Principal-Only Stripped Security	0.000	11/15/44

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments based on amortized cost	$248,841,742	$937,086,861
Repurchase agreements based on amortized cost	37,800,000	—
Cash	81,449	—
Receivables:
Interest	185,532	2,700,432
Fund shares sold	219,628	359,897
Reimbursement from investment advisor	132,713	38,425
Other assets	831	33,870
Total assets	287,261,895	940,219,485

Liabilities:
Due to custodian	—	1,896,774
Payables:
Investments purchased	10,129,707	4,802,764
Dividend distribution	58,366	320,098
Management fees	26,025	118,992
Fund shares redeemed	36,782	10,619
Distribution and Service fees and Transfer Agency fees	1,734	8,178
Accrued expenses and other liabilities	93,622	330,898
Total liabilities	10,346,236	7,488,323

Net Assets:
Paid-in capital	276,911,075	932,731,071
Undistributed (distributions in excess of) net investment income	647	(29)
Accumulated net realized gain	3,937	120
NET ASSETS	$276,915,659	$932,731,162
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class I Shares	$150,375,972	$921,632,120
Select Shares	—	1,002
Preferred Shares	—	35,156
Capital Shares	—	1,002
Administration Shares	126,020,924	4,879,683
Premier Shares	—	1,001
Service Shares	50,089	907,014
Resource Shares	50,059	4,583,089
Cash Management Shares	50,313	40,301
Class A Shares	318,258	641,797
Class C Shares	50,044	8,997
Total Net Assets	$276,915,659	$932,731,162
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class I Shares	150,373,835	921,581,683
Select Shares	—	1,002
Preferred Shares	—	35,154
Capital Shares	—	1,002
Administration Shares	126,019,131	4,879,416
Premier Shares	—	1,001
Service Shares	50,089	906,964
Resource Shares	50,058	4,582,838
Cash Management Shares	50,312	40,299
Class A Shares	318,254	641,761
Class C Shares	50,043	8,997

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment income:
Interest income	$598,514	$3,249,052
Total investment income	598,514	3,249,052

Expenses:
Fund-Level Expenses:
Management fees	135,160	995,792
Professional fees	109,472	174,711
Registration fees	75,870	152,029
Custody, accounting and administrative services	13,626	98,519
Printing and mailing fees	73,797	80,439
Transfer Agency fees	6,593	48,575
Trustee fees	6,639	7,259
Amortization of offering costs	107,052	—
Other	22,410	35,606
Subtotal	550,619	1,592,930
Class Specific Expenses:
Service Share fees	124	45,928
Resource Share fees	124	13,590
Administration Share fees	15,218	6,353
Distribution fees — Resource Shares	37	4,077
Distribution and Service fees — Class A Shares	349	380
Capital Share fees	—	52
Cash Management Share fees	124	40
Distribution fees — Class C Shares	185	34
Distribution fees — Cash Management Shares	75	24
Preferred Share fees	—	13
Class C Share fees	62	11
Premier Share fees	—	2
Total expenses	566,917	1,663,434
Less — expense reductions	(429,420)	(708,422)
Net expenses	137,497	955,012
NET INVESTMENT INCOME	$461,017	$2,294,040
Net realized gain from investment transactions	13,448	193
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$474,465	$2,294,233

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Period Ended August 31, 2016*
From operations:
Net investment income	$461,017	$24,448
Net realized gain from investment transactions	13,448	50
Net increase in net assets resulting from operations	474,465	24,498

Distributions to shareholders:
From net investment income:
Class I Shares	(434,744)	(24,348)
Select Shares	—	—
Preferred Shares	—	(1)
Capital Shares	—	—
Administration Shares	(25,535)	(47)
Premier Shares	—	—
Service Shares(a)	(54)	(2)
Resource Shares(a)	(20)	—
Cash Management Shares(a)	(3)	(1)
Class A Shares(b)	(661)	(47)
Class C Shares(b)	—	(2)
From net realized gains:
Class I Shares	(8,937)	(36)
Select Shares	—	—
Preferred Shares	—	—
Capital Shares	—	—
Administration Shares	(545)	—
Premier Shares	—	—
Service Shares(a)	(3)	—
Resource Shares(a)	(3)	—
Cash Management Shares(a)	(3)	—
Class A Shares(b)	(31)	—
Class C Shares(b)	(3)	—
Total distributions to shareholders	(470,542)	(24,484)

From share transactions (at 1.00 per share):
Proceeds from sales of shares	411,341,989	11,553,041
Reinvestment of distributions	122,409	23,657
Cost of shares redeemed	(145,531,365)	(598,009)
Net increase (decrease) in net assets resulting from share transactions	265,933,033	10,978,689
NET INCREASE (DECREASE)	265,936,956	10,978,703

Net assets:
Beginning of period	10,978,703	—
End of period	$276,915,659	$10,978,703
Undistributed (distributions in excess of) net investment income	$647	$647

*	Commenced operations on January 29, 2016.
(a)	Service Shares, Resource Shares and Cash Management Shares of the Investor Money Market Fund commenced operations on May 31, 2016.
(b)	Class A Shares and Class C Shares of the Investor Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Investor Tax-Exempt Money Market Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$2,294,040	$2,825,733
193	724,670
2,294,233	3,550,403

(2,284,296)	(2,787,780)
(3)	(6,816)
(50)	(968)
(100)	(19,299)
(5,965)	(6,611)
(2)	(4)
(3,070)	(3,778)
(171)	(469)
(2)	(4)
(379)	(2)
(2)	(2)

(567,168)	(198,426)
(1)	(7,632)
(12)	(206)
(1)	(1,525)
(2,773)	(4,514)
(1)	—
(560)	(2,046)
(3,473)	(320)
(10)	—
(388)	—
(6)	—
(2,868,433)	(3,040,402)

737,857,909	14,225,281,433
250,121	1,741,174
(1,271,074,165)	(18,128,302,933)
(532,966,135)	(3,901,280,326)
(533,540,335)	(3,900,770,325)

1,466,271,497	5,367,041,822
$932,731,162	$1,466,271,497
$(29)	$(29)

The accompanying notes are an integral part of these financial statements.	23

INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations		From net investment income	From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Class I Shares	$1.00	$0.004		$—	(d)	$0.004		$(0.004)	$—	(d)	$(0.004)
2017 - Administration Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2017 - Service Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2017 - Resource Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2017 - Cash Management Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2017 - Class A Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2017 - Class C Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

FOR THE PERIOD ENDED AUGUST 31,*
2016 - Class I Shares	1.00	0.002		—	(d)	0.002		(0.002)	—	(d)	(0.002)
2016 - Administration Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Service Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Resource Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Cash Management Shares (Commenced operations on May 31, 2016)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
2016 - Class A Shares	1.00	0.001		—	(d)	0.001		(0.001)	—	(d)	(0.001)
2016 - Class C Shares	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

24	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

$1.00	0.36%	$150,376	0.18	%(e)	0.76	%(e)	0.73	%(e)
1.00	0.23	126,021	0.43	(e)	1.01	(e)	0.42	(e)
1.00	0.13	50	0.67	(e)	1.26	(e)	0.22	(e)
1.00	0.07	50	0.80	(e)	1.41	(e)	0.08	(e)
1.00	0.03	51	0.88	(e)	1.56	(e)	0.01	(e)
1.00	0.23	318	0.43	(e)	1.01	(e)	0.47	(e)
1.00	0.03	50	0.89	(e)	1.76	(e)	—	(e)(f)

1.00	0.24	10,679	0.18	(e)	4.88	(e)	0.41	(e)
1.00	0.09	50	0.43	(e)	5.13	(e)	0.16	(e)
1.00	0.05	50	0.61	(e)	5.38	(e)	0.02	(e)
1.00	0.05	50	0.62	(e)	5.53	(e)	0.01	(e)
1.00	0.05	50	0.62	(e)	5.68	(e)	0.01	(e)
1.00	0.09	50	0.43	(e)	5.13	(e)	0.16	(e)
1.00	0.05	50	0.58	(e)	5.88	(e)	0.01	(e)

The accompanying notes are an integral part of these financial statements.	25

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations						Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		Total distributions(b)
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Class I Shares	$1.00	$0.002		$0.001		$0.003		$(0.002)		$(0.001)		$(0.003)
2017 - Select Shares	1.00	0.003		—	(e)	0.003		(0.002)		(0.001)		(0.003)
2017 - Preferred Shares	1.00	0.002		0.001		0.003		(0.002)		(0.001)		(0.003)
2017 - Capital Shares	1.00	0.002		0.001		0.003		(0.002)		(0.001)		(0.003)
2017 - Administration Shares	1.00	0.001		0.001		0.002		(0.001)		(0.001)		(0.002)
2017 - Premier Shares	1.00	0.002		—	(e)	0.002		(0.001)		(0.001)		(0.002)
2017 - Service Shares	1.00	—	(e)	0.001		0.001		—	(e)	(0.001)		(0.001)
2017 - Resource Shares	1.00	—	(e)	0.001		0.001		—	(e)	(0.001)		(0.001)
2017 - Cash Management Shares	1.00	—	(e)	0.001		0.001		—	(e)	(0.001)		(0.001)
2017 - Class A Shares	1.00	0.001		0.001		0.002		(0.001)		(0.001)		(0.002)
2017 - Class C Shares	1.00	—	(e)	0.001		0.001		—	(e)	(0.001)		(0.001)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Class I Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Select Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Preferred Shares	1.00	0.001		—	(e)	0.001		(0.001)		—	(e)	(0.001)
2016 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Class A Shares (Commenced operations on March 31, 2016)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2016 - Class C Shares (Commenced operations on March 31, 2016)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Class I Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2015 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Class I Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2014 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Class I Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2013 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Class I Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Select Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Preferred Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Capital Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Administration Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Premier Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Service Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Resource Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
2012 - Cash Management Shares	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Amount is less than $0.0005 per share.

26	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of period	Total return(c)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets

$1.00	0.30%	$921,632	0.18	%(d)	0.33	%(d)	0.48	%(d)
1.00	0.29	1	0.18	(d)	0.36	(d)	0.66	(d)
1.00	0.25	35	0.28	(d)	0.43	(d)	0.38	(d)
1.00	0.23	1	0.33	(d)	0.48	(d)	0.29	(d)
1.00	0.18	4,880	0.43	(d)	0.58	(d)	0.23	(d)
1.00	0.14	1	0.40	(d)	0.68	(d)	0.37	(d)
1.00	0.07	907	0.63	(d)	0.83	(d)	0.03	(d)
1.00	0.06	4,583	0.66	(d)	0.98	(d)	0.01	(d)
1.00	0.08	40	0.63	(d)	1.13	(d)	0.02	(d)
1.00	0.18	642	0.43	(d)	0.58	(d)	0.25	(d)
1.00	0.07	9	0.64	(d)	1.33	(d)	0.04	(d)

1.00	0.11	1,387,634	0.11		0.24		0.07
1.00	0.09	—	0.11		0.27		0.01
1.00	0.06	46	0.13		0.34		0.03
1.00	0.04	886	0.19		0.39		0.04
1.00	0.01	13,041	0.18		0.49		0.01
1.00	0.01	1	0.12		0.59		0.37
1.00	0.01	58,173	0.21		0.74		0.01
1.00	0.01	6,469	0.20		0.89		0.01
1.00	0.01	1	0.12		1.04		0.37
1.00	0.01	10	0.30	(d)	0.49	(d)	0.04	(d)
1.00	0.01	10	0.31	(d)	1.24	(d)	0.04	(d)
1.00	0.01	4,955,885	0.08		0.23		0.01
1.00	0.01	193,506	0.08		0.26		0.01
1.00	0.01	6,914	0.08		0.33		0.01
1.00	0.01	22,788	0.08		0.38		0.01
1.00	0.01	107,676	0.08		0.48		0.01
1.00	0.01	1	0.08		0.58		0.01
1.00	0.01	72,003	0.08		0.73		0.01
1.00	0.01	8,268	0.08		0.88		0.01
1.00	0.01	1	0.08		1.03		0.40
1.00	0.01	5,225,304	0.10		0.23		0.01
1.00	0.01	267,104	0.10		0.26		0.01
1.00	0.01	15,635	0.10		0.33		0.01
1.00	0.01	5,728	0.10		0.38		0.01
1.00	0.01	155,732	0.10		0.48		0.01
1.00	0.01	1,858	0.10		0.58		0.01
1.00	0.01	66,226	0.10		0.73		0.01
1.00	0.01	12,979	0.10		0.88		0.01
1.00	0.01	1	0.10		1.03		0.40
1.00	0.02	4,762,419	0.15		0.23		0.02
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40
1.00	0.02	5,462,807	0.17		0.23		0.02
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class I, Administration, Service, Class A, Class C, Resource and Cash Management	Diversified
Investor Tax-Exempt Money Market	Class I, Select, Preferred, Capital, Administration, Premier, Service, Class A, Class C, Resource and Cash Management	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. Previously, ‘Class I Shares’ for the Investor Tax-Exempt Money Market Fund were known as ‘Institutional Shares’.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

28

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

29

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering Costs — Offering costs paid in connection with the offering of shares of the Goldman Sachs Investor Money Market Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of

30

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

31

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of February 28, 2017, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. GSAM has agreed to not impose a portion of the management fee equal annually to 0.045% of each Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2017, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

32

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the six months ended February 28, 2017, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

33

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class I Shares	Select Shares(a)	Preferred Shares(a)	Capital Shares(a)	Administration Shares	Premier Shares(a)	Service Shares		Resource Shares		Cash Management Shares		Class A Shares	Class C Shares
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	0.25	0.75	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01

N/A—Fees not applicable to respective share class

(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

In addition to the contractual fee waivers and expense limitations discussed above, during the six months ended February 28, 2017, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the six months ended February 28, 2017, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$30	$—	*	$399	$429
Investor Tax-Exempt Money Market	218	9		481	708

*	Amount less than one thousand.

34

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the six months ended February 28, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$31,760,379	$2,365,933	$—
Investor Tax-Exempt Money Market	157,941,893	636,562,023	—

As of February 28, 2017, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 100%, 16%, 100%, 100% and 99% of Service, Class A, Class C, Resource and Cash Management Shares, respectively, of the Investor Money Market Fund and 100%, 100%, 100% and 100% of Select, Capital, Premier and Class C Shares, respectively, of the Investor Tax-Exempt Money Market Fund.

I.  Line of Credit Facility — As of February 28, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2017, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2016, the Funds’ certain timing differences on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Timing differences (Dividend Payable)	$(278)	$(349,792)

At February 28, 2017, the aggregate cost for each Fund stated in the accompanying Schedule of Investments also approximates the aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem

35

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

6. OTHER RISKS (continued)

large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

36

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Period Ended August 31, 2016*

Class I Shares
Shares sold	282,469,048	11,253,024
Reinvestment of distributions	100,233	23,471
Shares redeemed	(142,873,932)	(598,009)
	139,695,349	10,678,486
Administration Shares
Shares sold	127,898,467	50,005
Reinvestment of distributions	21,355	47
Shares redeemed	(1,950,743)	—
	125,969,079	50,052
Service Shares(a)
Shares sold	—	50,000
Reinvestment of distributions	65	24
Shares redeemed	—	—
	65	50,024
Resource Shares(a)
Shares sold	—	50,000
Reinvestment of distributions	35	23
Shares redeemed	—	—
	35	50,023
Cash Management Shares(a)
Shares sold	1,098	50,000
Reinvestment of distributions	17	23
Shares redeemed	(826)	—
	289	50,023
Class A Shares
Shares sold	973,376	50,007
Reinvestment of distributions	690	45
Shares redeemed	(705,864)	—
	268,202	50,052
Class C Shares
Shares sold	—	50,005
Reinvestment of distributions	14	24
Shares redeemed	—	—
	14	50,029
NET INCREASE IN SHARES	265,933,033	10,978,689

*	Commenced operations on January 29, 2016.
(a)	Commenced operations on May 31, 2016.

37

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

Class I Shares
Shares sold	717,079,177	13,183,639,707
Reinvestment of distributions	243,658	1,703,962
Shares redeemed	(1,182,783,445)	(16,754,080,268)
	(465,460,610)	(3,568,736,599)
Select Shares
Shares sold	1,000	86,955,362
Reinvestment of distributions	2	13,672
Shares redeemed	(307)	(280,470,486)
	695	(193,501,452)
Preferred Shares
Shares sold	19,584	10,822,209
Reinvestment of distributions	4	558
Shares redeemed	(30,492)	(17,690,231)
	(10,904)	(6,867,464)
Capital Shares
Shares sold	1,000	233,070,268
Reinvestment of distributions	2	17,029
Shares redeemed	(885,172)	(254,989,902)
	(884,170)	(21,902,605)
Administration Shares
Shares sold	9,289,576	532,705,799
Reinvestment of distributions	1,608	4,725
Shares redeemed	(17,447,384)	(627,348,583)
	(8,156,200)	(94,638,059)
Premier Shares
Shares sold	—	1
Reinvestment of distributions	1	—
Shares redeemed	—	(1)
	1	—
Service Shares
Shares sold	4,355,835	161,062,699
Reinvestment of distributions	459	508
Shares redeemed	(61,597,819)	(174,915,864)
	(57,241,525)	(13,852,657)
Resource Shares
Shares sold	6,366,498	17,005,387
Reinvestment of distributions	3,604	718
Shares redeemed	(8,253,579)	(18,807,597)
	(1,883,477)	(1,801,492)
Cash Management Shares
Shares sold	96,594	1
Reinvestment of distributions	10	—
Shares redeemed	(57,305)	(1)
	39,299	—
Class A Shares(a)
Shares sold	648,645	10,000
Reinvestment of distributions	767	1
Shares redeemed	(17,652)	—
	631,760	10,001
Class C Shares(a)
Shares sold	—	10,000
Reinvestment of distributions	6	1
Shares redeemed	(1,010)	—
	(1,004)	10,001
NET DECREASE IN SHARES	(532,966,135)	(3,901,280,326)

(a)	Commenced operations on March 31, 2016.

38

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited)

As a shareholder of Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class I Shares
Actual	$1,000.00	$1,003.60		$0.89
Hypothetical (5% return before expenses)	1,000.00	1,023.90	+	0.90
Administration Shares
Actual	1,000.00	1,002.30		2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16
Service Shares
Actual	1,000.00	1,001.30		3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.47	+	3.36
Resource Shares
Actual	1,000.00	1,000.70		3.97
Hypothetical (5% return before expenses)	1,000.00	1,020.83	+	4.01
Cash Management Shares
Actual	1,000.00	1,000.30		4.36
Hypothetical (5% return before expenses)	1,000.00	1,020.43	+	4.41
Class A Shares
Actual	1,000.00	1,002.30		2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16
Class C Shares
Actual	1,000.00	1,000.30		4.41
Hypothetical (5% return before expenses)	1,000.00	1,020.38	+	4.46

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class I Shares
Actual	$1,000.00	$1,003.00		$0.89
Hypothetical (5% return before expenses)	1,000.00	1,023.90	+	0.90
Select Shares
Actual	1,000.00	1,002.90		0.89
Hypothetical (5% return before expenses)	1,000.00	1,023.90	+	0.90
Preferred Shares
Actual	1,000.00	1,002.50		1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.41	+	1.40
Capital Shares
Actual	1,000.00	1,002.30		1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.16	+	1.66
Administration Shares
Actual	1,000.00	1,001.80		2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16
Premier Shares
Actual	1,000.00	1,001.40		1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.81	+	2.01
Service Shares
Actual	1,000.00	1,000.70		3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.67	+	3.16
Resource Shares
Actual	1,000.00	1,000.60		3.27
Hypothetical (5% return before expenses)	1,000.00	1,021.52	+	3.31
Cash Management Shares
Actual	1,000.00	1,000.80		3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.67	+	3.16
Class A Shares
Actual	1,000.00	1,001.80		2.13
Hypothetical (5% return before expenses)	1,000.00	1,022.66	+	2.16
Class C Shares
Actual	1,000.00	1,000.70		3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.62	+	3.21

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class I Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares	Class A Shares	Class C Shares
Investor Money Market	0.18%	N/A	N/A	N/A	0.43%	N/A	0.67%	0.80%	0.88%	0.43%	0.89%
Investor Tax-Exempt Money Market	0.18	0.18%	0.28%	0.33%	0.43	0.40%	0.63	0.66	0.63	0.43	0.64

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman, Sachs & Co.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman, Sachs & Co. by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 88332-TMPL-04/2017-517756 IMMITEMMSAR-17 / 2.3k

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Dynamic U.S. Equity
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities

Goldman Sachs Fundamental Equity Growth Funds

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	DYNAMIC U.S. EQUITY

∎	FLEXIBLE CAP GROWTH

∎	FOCUSED GROWTH

∎	GROWTH OPPORTUNITIES

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	58

Financial Statements	74

Financial Highlights	84

Notes to Financial Statements	102

Other Information	122

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

∎	Make decisions as long-term business owners rather than as stock traders

∎	Perform in-depth, fundamental research

∎	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

∎	Established brand names
∎	Dominant market shares
∎	Pricing power
∎	Recurring revenue streams
∎	Free cash flow
∎	Long product life cycles
∎	Favorable long-term growth prospects
∎	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

∎	Perform rigorous valuation analysis of every potential investment

∎	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the six months ended February 28, 2017 (the “Reporting Period”), despite unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 10.01%. The Russell 3000® Index generated a return of 10.29%.

As the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike (Hawkish language or action tends to suggest higher interest rates (opposite of dovish)). U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities rallied significantly in the first two months of 2017. In January 2017, markets searched for details on timing and scope behind President Trump’s campaign proclamations but rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. However, U.S. equities subsequently retreated on political uncertainty and protectionism concerns following executive orders on immigration, a border wall and U.S. withdrawal from the Trans-Pacific Partnership, popularly known as TPP. Amid a busy political agenda, U.S. economic data released in January 2017 remained encouraging. Consumer sentiment set a 13-year high in the month, and non-manufacturing data remained consistent with growth in service-providing industries. Industrial production in December 2016 had recorded its biggest increase in two years, and the Philadelphia Fed’s manufacturing index also unexpectedly rose to a two-year high. Consumer prices rose in December 2016, making a fifth straight monthly gain and signaling to many modest inflationary pressures.

In February 2017, investors continued to assess the outlook for potential tax reform, deregulation and other economic policies out of the new administration, while also heeding the tone of Fed officials. The U.S. dollar strengthened on the month, as the market-implied probability of a March 2017 interest rate hike increased with Fed Chair Yellen’s testimony before Congress and hawkish comments from other Fed officials. Economic data released during the month remained robust. U.S. non-farm payrolls for January 2017 were well above market expectations at 227,000, with particular strength in the construction industry. The Institute of Supply Management’s manufacturing and non-manufacturing indices rose to a two-year and six-year high in February 2017, respectively; U.S. consumer confidence reached a 15-year high in February 2017; and the core personal consumption expenditure index increased 1.7% year over year in January 2017, while personal spending increased a modest 0.2% month over month.

For the Reporting Period overall, financials, information technology and industrials were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing sector in the S&P 500 Index was real estate, the only one to post a negative absolute return,

MARKET REVIEW

followed by consumer staples, health care and energy, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted positive returns, but small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we believed the macroeconomic environment was shifting from low growth to pro-growth. Following Donald Trump’s victory in the U.S. presidential election, we expect to see more aggressive fiscal and pro-business policies leading to strong U.S. and global economic growth. Chief Executive Officer confidence was already increasing toward the end of the Reporting Period and, in our view, could reignite what are known as corporate “animal spirits,” economist John Maynard Keynes’ term for the confidence and willingness to invest that are essential for economic growth. We believe the U.S. equity bull market could extend through 2017. Strong economic growth and revenue-driven earnings growth in the U.S. is a positive backdrop for equities, in our view. Moreover, equities can potentially do well in an environment of modestly rising interest rates and inflation, provided the underlying reason is healthy economic growth.

Given this view, we were increasingly positive on the outlook for U.S. economic and revenue-driven earnings growth at the end of the Reporting Period, although the U.S. equity market, we believe, remains expensive, both compared to its own history and to that of other regional equity markets. That said, we believe the U.S. equity market still offers significant opportunities at the stock level once more policy details become available and investors begin to focus on company-specific impacts. Policy changes from a populist, protectionist and unconventional U.S. president may well increase volatility and the dispersion of returns, as investors consider the effects of such policy changes on individual stocks, creating what we anticipate may be a good environment for active investment management.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 8.83%, 8.44%, 9.03%, 8.75%, 8.93%, 8.69% and 9.05%, respectively. These returns compare to the 9.15% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but stock selection overall detracted modestly from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the health care, information technology and financials sectors. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were consumer staples, real estate and consumer discretionary, wherein effective stock selection drove results. Having an underweighted allocation to real estate, which lagged the Russell Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in medical device company Edwards Lifesciences, consumer products retailer Newell Brands and pharmaceutical distribution services and medical supplies provider McKesson.

Edwards Lifesciences, a new purchase for the Fund during the Reporting Period, was the top detractor from the Fund’s results during the Reporting Period, driven by earnings results that were well below market expectations. Despite the weakness, we remained positive on the company at the end of the Reporting Period. Edwards Lifesciences is a leading innovator in technologies that treat structural heart diseases, an area of largely unmet need. One of the company’s key innovations is transcatheter aortic valve replacement (“TAVR”), which is a minimally invasive procedure to replace heart valves. We believe the TAVR market opportunity remained compelling to the company’s valuation at the end of the Reporting Period. We also believe TAVR is in the early phases in terms of penetration and adoption. In our view, the company has substantial upside potential should it continue to take share away from open heart surgery and expand the market over the coming years.

Newell Brands reported earnings that were below market expectations, causing its shares to decline. There was short-term investor concern that sales momentum may slow in the coming quarters due to ongoing integration work. Despite its underperformance, we continued to like the business and believed, at the end of the Reporting Period, that Newell Brands potentially represents a multi-year, double-digit earnings growth story. In our view, the company’s acquisition of Jarden, a similar holding company of consumer durable goods, could also yield meaningful synergies and earnings flexibility. Overall, we believed at the

PORTFOLIO RESULTS

end of the Reporting Period that Newell Brands has a strong management team with a demonstrated track record of delivering shareholder value through both organic growth and acquisitions.

Shares of McKesson declined after it reported fiscal second quarter 2017 results with earnings per share well below consensus estimates and its management reduced its 2017 earnings per share guidance. The health care sector in general has seen increased scrutiny over drug pricing procedures, creating a difficult environment to create value. While we continue to like the company, greater uncertainty in the near term led us to exit the position and allocate the capital to positions that have a more compelling risk/reward outlook, in our view.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in information technology giant Apple, transportation provider CSX and digital media streaming company Netflix.

Apple’s quarterly earnings during the Reporting Period were generally in line with market expectations on revenues and earnings per share, and its management remained constructive about guidance. During the Reporting Period, Apple launched the iPhone 7 as well as other products such as the new Apple watch and wireless earbuds. At the end of the Reporting Period, we continued to see a number of strong growth catalysts for Apple, including solid iPhone 7 and iPhone 7 Plus demand as well as ongoing product innovation and development. In our view, the company continues to deliver strong services growth, which we believe is important, as this decreases transactional volatility tied to product cycles. At the end of the Reporting Period, we remained optimistic on Apple’s significant installed base, experienced management, established brand name and continued innovation.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer, Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation. The company also reported results that beat market expectations on revenues but slightly missed on earnings. In our view, CSX’s focus on margin expansion initiatives could be supportive of growth alongside a free cash flow inflection following investments in locomotives. We believe CSX is well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, at the end of the Reporting Period, we were optimistic about CSX’s growth prospects, operation improvement potential and strong free cash flow generation.

During the Reporting Period, shares of Netflix gained sharply following exceptionally strong third and fourth quarter 2016 results with revenues and earnings that were well ahead of market expectations. Importantly, subscriber growth across both domestic and international markets was strong. At the end of the Reporting Period, we remained positive on Netflix as the market leader within the digital media streaming industry, offering a convenient way to consume content without the burden of ownership. We further believed the company was well positioned to capture subscriber growth globally.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Edwards Lifesciences, already mentioned, we initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

PORTFOLIO RESULTS

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in tobacco company Reynolds American during the Reporting Period. The company saw its stock price spike in October 2016 as news broke that British American Tobacco, which already owned 42% of Reynolds American, made a proposal to acquire the remaining 58% of the company at a premium. Following this development, we felt the risk/reward was less compelling and decided to sell the position.

We eliminated the Fund’s position in McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. Its stock had been a strong performer for the Fund in the first half of 2016. However, the company’s premium valuation and more conventional consumer staples characteristics left it vulnerable amidst a cyclical market rotation, in our view. Consequently, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector weightings.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had an overweighted position relative to the Russell Index in the financials sector. On the same date, the Fund was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials and real estate and had no positions at all in utilities or telecommunication services at the end of the Reporting Period.

FUND BASICS

Capital Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	8.83%	9.15%
Class C	8.44	9.15
Institutional	9.03	9.15
Service	8.75	9.15
Class IR	8.93	9.15
Class R	8.69	9.15
Class R6	9.05	9.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.68%	11.73%	5.86%	8.77%	4/20/90
Class C	0.11	12.15	5.66	5.00	8/15/97
Institutional	2.33	13.45	6.88	6.20	8/15/97
Service	1.81	12.88	6.35	5.68	8/15/97
Class IR	2.16	13.28	N/A	6.39	11/30/07
Class R	1.68	12.72	N/A	5.87	11/30/07
Class R6	2.34	N/A	N/A	-1.20	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.51%
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Class IR	0.90	1.26
Class R	1.40	1.76
Class R6	0.74	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.3%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	3.2	Internet & Direct Marketing Retail
Facebook, Inc. Class A	3.1	Internet Software & Services
Microsoft Corp.	3.0	Software
MasterCard, Inc. Class A	2.9	IT Services
Comcast Corp. Class A	2.4	Media
Alphabet, Inc. Class C	2.2	Internet Software & Services
Eli Lilly & Co.	2.2	Pharmaceuticals
Alphabet, Inc. Class A	2.2	Internet Software & Services
The Walt Disney Co.	2.2	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 6.79%, 6.39%, 7.00%, 6.91%, 6.62% and 6.95%, respectively. These returns compare to the 9.15% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the health care, consumer discretionary and industrials sectors detracted from the Fund’s relative results most during the Reporting Period. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were consumer staples and materials. Effective stock selection helped most in consumer staples. Having an underweighted allocation to materials, which lagged the Russell Index during the Reporting Period, drove results in that sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in global pharmaceutical company Allergan, water and wastewater applications services provider Xylem and consumer products retailer Newell Brands.

During the Reporting Period, Allergan reported disappointing quarterly results due to persistent drug pricing pressures, which have weighed on the company and the pharmaceuticals industry broadly. Though we remain positive on the outlook of Allergan, we decided to exit the Fund’s position in favor of what we considered to be more compelling ideas.

We believe the weakness in Xylem during the Reporting Period was less company specific and more related to an ongoing rotation into more cyclical stocks following the November U.S. elections. Despite the weakness, we remained positive on Xylem at the end of the Reporting Period and believed the company may benefit from secular growth and the recovery of utility spending. Additionally, we were optimistic about Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Newell Brands reported earnings that were below market expectations, causing its shares to decline. There was short-term investor concern that sales momentum may slow in the

PORTFOLIO RESULTS

coming quarters due to ongoing integration work. While we continue to believe Newell Brands has a strong management team, we felt the risk/reward profile of the company had become less compelling for the concentrated growth strategy and so decided to exit the position during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in information technology giant Apple, transportation provider CSX and semiconductor company NXP Semiconductors.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer, Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation. The company also reported results that beat market expectations on revenues but slightly missed on earnings. In our view, CSX’s focus on margin expansion initiatives could be supportive of growth alongside a free cash flow inflection following investments in locomotives. We believe CSX is well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, at the end of the Reporting Period, we were optimistic about CSX’s growth prospects, operation improvement potential and strong free cash flow generation.

Apple’s quarterly earnings during the Reporting Period were generally in line with market expectations on revenues and earnings per share, and its management remained constructive about guidance. During the Reporting Period, Apple launched the iPhone 7 as well as other products such as the new Apple watch and wireless earbuds. At the end of the Reporting Period, we continued to see a number of strong growth catalysts for Apple, including solid iPhone 7 and iPhone 7 Plus demand as well as ongoing product innovation and development. In our view, the company continues to deliver strong services growth, which we believe is important, as this decreases transactional volatility tied to product cycles. At the end of the Reporting Period, we remained optimistic on Apple’s significant installed base, experienced management, established brand name and continued innovation.

Shares of NXP Semiconductors gained sharply early in the Reporting Period following the announcement by Qualcomm that it would acquire NXP Semiconductors. Our thesis was that the company was a high quality franchise with a diverse opportunity set, differentiated product lineup and effective management team. We believed these factors positioned the company well for long-term growth. Later in the Reporting Period, we exited the Fund’s position in NXP Semiconductors in favor of other ideas.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

We established a Fund position in media and entertainment company Walt Disney & Co. As the outlook for U.S. economic growth improved for many following the U.S. elections, we were positive on the ability of the company to capitalize on the potential opportunities, especially in their theme park revenue. We also felt some of the perceived risks surrounding its ESPN business were overstated. In our view, Disney has a strong balance sheet, robust free cash flow and earnings growth and remains committed to buying back

PORTFOLIO RESULTS

shares. We are positive on the company moving forward and on its potential for sustained growth.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in multinational conglomerate 3M. In our view, 3M is undergoing a transition with revised earnings, particularly in its electronics business. We believe this is being driven by customers moving away from LED to OLED devices in televisions and smartphones. (LED stands for light-emitting diode. OLED stands for organic light-emitting diode.) We think this shift may add headwinds to the company’s earnings in the near term, and we exited the position to invest in what we considered to be relatively more attractive risk/reward ideas.

We exited the Fund’s position in tobacco company Reynolds American during the Reporting Period. The company saw its stock price spike in October 2016 as news broke that British American Tobacco, which already owned 42% of Reynolds American, made a proposal to acquire the remaining 58% of the company at a premium. Following this development, we felt the risk/reward was less compelling and decided to sell the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, financials and industrials increased and its allocations to health care, information technology and real estate decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, health care and materials. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples, energy and industrials and had no positions at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	6.79%	9.15%
Class C	6.39	9.15
Institutional	7.00	9.15
Class IR	6.91	9.15
Class R	6.62	9.15
Class R6	6.95	9.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.76%	10.49%	5.19%	6.40%	9/03/02
Class C	-2.05	10.90	5.00	6.01	9/03/02
Institutional	0.08	12.20	6.21	7.25	9/03/02
Class IR	-0.11	12.03	N/A	5.20	11/30/07
Class R	-0.52	11.48	N/A	4.70	11/30/07
Class R6	0.09	N/A	N/A	-2.15	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.63%
Class C	1.95	2.38
Institutional	0.82	1.23
Class IR	0.94	1.38
Class R	1.45	1.89
Class R6	0.81	1.21

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	8.0%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	4.8	Internet Software & Services
Amazon.com, Inc.	4.6	Internet & Direct Marketing Retail
Microsoft Corp.	4.4	Software
Costco Wholesale Corp.	4.1	Food & Staples Retailing
Alphabet, Inc. Class A	4.1	Internet Software & Services
Comcast Corp. Class A	3.4	Media
MasterCard, Inc. Class A	3.1	IT Services
Northern Trust Corp.	2.9	Capital Markets
Eli Lilly & Co.	2.8	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Dynamic U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs Dynamic U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 9.60%, 9.16%, 9.75%, 9.67%, 9.41% and 9.84%, respectively. These returns compare to the 10.01% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. Sector allocation as a whole contributed positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in energy, industrials and health care detracted from the Fund’s relative results most. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were financial and materials, wherein effective stock selection helped. Having an overweighted allocation to financials, which significantly outperformed the S&P 500 Index during the Reporting Period, also boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Southwestern Energy, beer producer and seller Molson Coors Brewing and global pharmaceutical company Allergan.

The stock price of Southwestern Energy came under pressure during the Reporting Period largely due to weak natural gas prices. Additionally, investors felt there was a lack of transparency in future guidance. At the end of the Reporting Period, we continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We also remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to maintain an appropriate level of debt and by its commitment to capital efficiency amidst a challenging macro environment.

Shares of Molson Coors Brewing declined following the U.S. elections as did other names in the beverage industry. Much of this was driven by weaker than expected scanner data. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over

PORTFOLIO RESULTS

which the product passes.) Still, the company reported earnings that slightly beat modest market estimates. At the end of the Reporting Period, we remained positive on Molson Coors Brewing given the potential for value creation from its transformational acquisition of the Miller joint venture. We expect the deal may unlock greater cost and revenue synergy opportunities than currently expected by the market and may well drive significant margin expansion over time, in our view. Additionally, we think consolidation within the industry could lead to more positive tailwinds.

During the Reporting Period, Allergan reported disappointing quarterly results due to persistent drug pricing pressures, which have weighed on the company and the pharmaceuticals industry broadly. Though we remain positive on the outlook of Allergan, we decided to exit the Fund’s position in favor of what we considered to be more compelling ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in Bank of America, Wells Fargo and JPMorgan Chase, each of the financials sector, which broadly rose following the U.S. presidential election as investor sentiment around the sector, and banks in particular, improved. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates.

Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders.

Wells Fargo was a new purchase for the Fund during the Reporting Period. Following a challenging period for Wells Fargo in September and October 2016 due to the company being fined for illegal sales practices, the departure of its Chief Executive Officer, John Stumpf, and negative scrutiny, the company rebounded with strong performance through the rest of the Reporting Period. Following the decline, we had taken the opportunity to add the company to the Fund’s portfolio, as we believed the fine to be relatively minor given the company’s size and particularly in the then-current regulatory environment. The market appeared to take a positive view on the change in management, and Wells Fargo announced good earnings in October 2016, with earnings per share and fee income coming in better than market expectations. At the end of the Reporting Period, we maintained our conviction in what we viewed as Wells Fargo’s strong deposit franchise and leading national distribution network. We also believed its shares were trading at a compelling valuation relative to its peer group and the overall market. In our view, the company’s experienced management team and what we consider to be its strong balance sheet positioned it well for increasing shareholder distributions.

Shares of JPMorgan Chase enjoyed strong performance throughout the Reporting Period driven by solid earnings that were generally positive across several quarters. The company also continued to grow loans and gain market share, and its management remained focused on utilizing technology to reduce costs and improve efficiency across business lines. Overall, we remained positive on JPMorgan Chase’s business outlook and continued to find the stock compelling from a risk-reward perspective.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established a Fund position in media and entertainment company Walt Disney & Co. As the outlook for U.S. economic growth improved for many following the U.S. elections, we were positive on the ability of the company to capitalize on the potential opportunities, especially in their theme park revenue. We also felt some of the perceived risks surrounding its ESPN business were overstated. In our view, Disney has a strong balance sheet, robust free cash flow and earnings growth and remains committed to buying back shares. We are positive on the company moving forward and on its potential for sustained growth.

Conversely, we sold the Fund’s position in pharmaceutical distribution services and medical supplies provider McKesson. Shares of McKesson declined after it reported fiscal second quarter 2017 results with earnings per share well below consensus estimates and its management reduced

PORTFOLIO RESULTS

its 2017 earnings per share guidance. The health care sector in general has seen increased scrutiny over drug pricing procedures, creating a difficult environment to create value. While we continue to like the company, greater uncertainty in the near term led us to exit the position and allocate the capital to positions that have a more compelling risk/reward outlook, in our view.

We eliminated the Fund’s position in health care equipment and services company Abbott Laboratories. The company’s share price had experienced weakness over acquisition-related news, along with foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China. Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we considered to have a more favorable risk/ reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and financials increased and its allocations to health care, industrials, information technology, materials and energy decreased compared to the S&P 500 Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the S&P 500 Index in consumer discretionary, financials, consumer staples and real estate. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in health care, industrials and information technology and was rather neutrally weighted to the S&P 500 Index in energy and materials. The Fund had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Dynamic U.S. Equity Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	9.60%	10.01%
Class C	9.16	10.01
Institutional	9.75	10.01
Class IR	9.67	10.01
Class R	9.41	10.01
Class R6	9.84	10.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-1.17%	11.29%	9.30%	11/30/09
Class C	2.84	11.73	9.34	11/30/09
Institutional	5.07	13.03	10.62	11/30/09
Class IR	4.92	12.85	10.44	11/30/09
Class R	4.36	12.30	9.90	11/30/09
Class R6	5.00	N/A	0.34	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	3.60%
Class C	1.94	4.33
Institutional	0.82	3.16
Class IR	0.94	3.54
Class R	1.44	3.70
Class R6	0.81	3.14

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.1%	Technology Hardware, Storage & Peripherals
Wells Fargo & Co.	4.9	Banks
Bank of America Corp.	4.1	Banks
MasterCard, Inc. Class A	4.1	IT Services
Amazon.com, Inc.	4.0	Internet & Direct Marketing Retail
Whole Foods Market, Inc.	3.5	Food & Staples Retailing
JPMorgan Chase & Co.	3.3	Banks
Facebook, Inc. Class A	3.2	Internet Software & Services
Alphabet, Inc. Class A	3.1	Internet Software & Services
Pfizer, Inc.	3.0	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 7.44%, 7.03%, 7.72%, 7.59%, 7.30% and 7.72%, respectively. These returns compare to the 9.17% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were industrials, information technology and consumer discretionary, wherein stock selection proved challenging. The only two sectors that contributed positively to the Fund’s relative performance during the Reporting Period were financials and telecommunication services, wherein effective stock selection drove results. Having an overweighted allocation to financials, which outperformed the Russell Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in food manufacturer TreeHouse Foods, water and wastewater applications services provider Xylem and consumer products retailer Newell Brands.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market feared, causing its stock price to regain some of the prior losses. At the end of the Reporting Period, we remained positive on TreeHouse Foods’ growth opportunities, including its acquisition of Ralcorp through which it could potentially extract long-term value for shareholders.

We believe the weakness in Xylem during the Reporting Period was less company specific and more related to an ongoing rotation into more cyclical stocks following the

PORTFOLIO RESULTS

November U.S. elections. Despite the weakness, we remained positive on Xylem at the end of the Reporting Period and believed the company may benefit from secular growth and the recovery of utility spending. Additionally, we were optimistic about Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Newell Brands reported earnings that were below market expectations, causing its shares to decline. There was short- term investor concern that sales momentum may slow in the coming quarters due to ongoing integration work. Despite its underperformance, we continued to like the business and believed, at the end of the Reporting Period, that Newell Brands potentially represents a multi-year, double-digit earnings growth story. In our view, the company’s acquisition of Jarden, a similar holding company of consumer durable goods, could also yield meaningful synergies and earnings flexibility. Overall, we believed at the end of the Reporting Period that Newell Brands has a strong management team with a demonstrated track record of delivering shareholder value through both organic growth and acquisitions.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in investment banking advisory company Evercore Partners, information technology giant Apple and transportation provider CSX.

During the Reporting Period, shares of Evercore Partners gained steadily, as the company reported consecutive quarters of positive results. Evercore was a new purchase for the Fund during the Reporting Period. We expected to see Evercore Partners taking share from bulge bracket firms and other independent boutiques. (The bulge bracket comprises the world’s largest and most profitable multinational investment banks whose investment banking clients are usually large corporations, institutions and governments.) The company had also made a conscious decision to reduce its investment management business and focus on delivering margins through higher productivity and cost control initiatives. With a meaningful share buyback and rise in dividends, Evercore Partners’ management has emphasized a focus on returning capital to shareholders. We initiated the purchase as we viewed Evercore Partners as a high quality growth company with an experienced management team and a favorable valuation. As our investment thesis largely played out, we sold the Fund’s position in the company by the end of the Reporting Period.

Apple’s quarterly earnings during the Reporting Period were generally in line with market expectations on revenues and earnings per share, and its management remained constructive about guidance. During the Reporting Period, Apple launched the iPhone 7 as well as other products such as the new Apple watch and wireless earbuds. At the end of the Reporting Period, we continued to see a number of strong growth catalysts for Apple, including solid iPhone 7 and iPhone 7 Plus demand as well as ongoing product innovation and development. In our view, the company continues to deliver strong services growth, which we believe is important, as this decreases transactional volatility tied to product cycles. At the end of the Reporting Period, we remained optimistic on Apple’s significant installed base, experienced management, established brand name and continued innovation.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer, Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation. The company also reported results that beat market expectations on revenues but slightly missed on earnings. In our view, CSX’s focus on margin expansion initiatives could be supportive of growth alongside a free cash flow inflection following investments in locomotives. We believe CSX is well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, at the end of the Reporting Period, we were optimistic about CSX’s growth prospects, operation improvement potential and strong free cash flow generation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we established a Fund position in leading pharmaceutical company Eli Lilly. In our view, Eli Lilly has a strong history of innovation and a solid upcoming pipeline. The company is coming off its patent cliff years and entering a phase of growth driven by new products. We see its margins expanding as new drugs improve its overall product mix. We believe Eli Lilly is a high quality company with leading franchises, strong growth prospects and an improving financial profile. (Patent cliff is a colloquialism to denote the potential sharp decline in revenues upon patent expiration of one or more leading products of a firm. A patent cliff is when a firm’s revenues could “fall off a cliff” when one or more established products go off-patent, since these products can be replicated and sold at much cheaper prices by competitors. While it is applicable to any industry, in recent years the term “patent cliff” has come to be associated almost exclusively with the pharmaceutical industry.)

We initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in health care equipment and services company Abbott Laboratories. The company’s share price had experienced weakness over acquisition-related news, along with foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China. Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we considered to have a more favorable risk/reward profile.

We eliminated the Fund’s position in McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. Its stock had been a strong performer for the Fund in the first half of 2016. However, the company’s premium valuation and more conventional consumer staples characteristics left it vulnerable amidst a cyclical market rotation, in our view. Consequently, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, financials, health care and industrials increased and its allocations to consumer discretionary and consumer staples decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the energy, financials and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, consumer staples and materials and was rather neutrally weighted to the Russell Index in health care, information technology and real estate. The Fund had no positions at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Flexible Cap Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 3000® Growth Index[2]
Class A	7.44%	9.17%
Class C	7.03	9.17
Institutional	7.72	9.17
Class IR	7.59	9.17
Class R	7.30	9.17
Class R6	7.72	9.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000® Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-3.81%	11.91%	7.71%	1/31/08
Class C	-0.02	12.34	7.61	1/31/08
Institutional	2.20	13.66	8.85	1/31/08
Class IR	2.06	13.48	8.68	1/31/08
Class R	1.56	12.93	8.16	1/31/08
Class R6	2.20	N/A	-2.64	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	3.07%
Class C	1.94	3.82
Institutional	0.82	2.68
Class IR	0.94	2.76
Class R	1.44	3.33
Class R6	0.81	2.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.7%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	3.7	Internet Software & Services
Amazon.com, Inc.	3.5	Internet & Direct Marketing Retail
Microsoft Corp.	2.7	Software
Alphabet, Inc. Class A	2.7	Internet Software & Services
Alphabet, Inc. Class C	2.3	Internet Software & Services
MasterCard, Inc. Class A	2.2	IT Services
Honeywell International, Inc.	2.1	Industrial Conglomerates
Comcast Corp. Class A	2.0	Media
Costco Wholesale Corp.	1.9	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 6.10%, 5.73%, 6.34%, 6.27%, 6.04% and 6.38%, respectively. These returns compare to the 9.15% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns, but sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection as a whole also detracted, albeit more modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in industrials, health care and financials detracted from the Fund’s relative results most. Having underweighted allocations to industrials and health care also hurt. Effective stock selection in the consumer staples and information technology sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in global pharmaceutical company Allergan, water and wastewater applications services provider Xylem and beer producer and seller Molson Coors Brewing.

During the Reporting Period, Allergan reported disappointing quarterly results due to persistent drug pricing pressures, which have weighed on the company and the pharmaceuticals industry broadly. Though we remain positive on the outlook of Allergan, we decided to exit the Fund’s position in favor of what we considered to be more compelling ideas.

We believe the weakness in Xylem during the Reporting Period was less company specific and more related to an ongoing rotation into more cyclical stocks following the November U.S. elections. Despite the weakness, we remained positive on Xylem at the end of the Reporting Period and believed the company may benefit from secular growth and the recovery of utility spending. Additionally, we were optimistic about Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Shares of Molson Coors Brewing declined following the U.S. elections as did other names in the beverage industry. Much of this was driven by weaker than expected scanner data. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point

PORTFOLIO RESULTS

of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.) Still, the company reported earnings that slightly beat modest estimates. At the end of the Reporting Period, we remained positive on Molson Coors Brewing given the potential for value creation from its transformational acquisition of the Miller joint venture. We expect the deal may unlock greater cost and revenue synergy opportunities than currently expected by the market and may well drive significant margin expansion over time, in our view. Additionally, we think consolidation within the industry could lead to more positive tailwinds.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited from relative to the Russell Index were positions in transportation provider CSX, information technology giant Apple and biopharmaceutical company Incyte.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer, Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation. The company also reported results that beat market expectations on revenues but slightly missed on earnings. In our view, CSX’s focus on margin expansion initiatives could be supportive of growth alongside a free cash flow inflection following investments in locomotives. We believe CSX is well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, at the end of the Reporting Period, we were optimistic about CSX’s growth prospects, operation improvement potential and strong free cash flow generation.

Apple’s quarterly earnings during the Reporting Period were generally in line with market expectations on revenues and earnings per share, and its management remained constructive about guidance. During the Reporting Period, Apple launched the iPhone 7 as well as other products such as the new Apple watch and wireless earbuds. At the end of the Reporting Period, we continued to see a number of strong growth catalysts for Apple, including solid iPhone 7 and iPhone 7 Plus demand as well as ongoing product innovation and development. In our view, the company continues to deliver strong services growth, which we believe is important, as this decreases transactional volatility tied to product cycles. At the end of the Reporting Period, we remained optimistic on Apple’s significant installed base, experienced management, established brand name and continued innovation.

During the Reporting Period, Incyte announced it would be advancing one of its key oncology drugs, Epacadostat, into five additional tumor types, which was above market expectations. Additionally, the announced acquisition of ARIAD Pharmaceuticals by Takeda was viewed as a positive for the industry broadly, demonstrating the scarcity value of mid-cap oncology franchises like Incyte. At the end of the Reporting Period, we maintained our belief that Incyte has a strong combination of growing revenues and pipeline opportunities that make it, in our view, a compelling growth investment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

PORTFOLIO RESULTS

We established a Fund position in Danaher, a company that designs, manufactures and markets medical, industrial and commercial products and services. We liked the company for its disciplined approach to capital deployment, investing through acquisitions with what it considered to be attractive economics. Danaher has also continued to post favorable organic growth, especially relative to its peers and in a low economic growth environment. Danaher has additionally adjusted its focus on business areas less tied to capital equipment spending, and we believe this could serve the company well in the long term. Our thesis was that Danaher is a high quality company that was reasonably priced, with what we viewed as an outstanding management team and high barriers to entry in its key business segments.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Honeywell International. Honeywell International is a diversified technology and manufacturing company, which offers aerospace products, power generation systems, specialty chemicals and electronic materials. During the fourth quarter of 2016, Honeywell International pre-announced earnings that were lower than market expectations, causing its shares to decline. The company also revised its third quarter 2016 revenue growth outlook lower amidst weaker results in its aerospace business segment and generally soft industry conditions. While we continue to like the franchise, we believed the company was going through a slow stretch of growth, while its management was also transitioning. We believed these developments warranted prudence. Thus, we exited the Fund’s position in favor of other ideas with what we believe are more compelling risk/reward opportunities.

We eliminated the Fund’s position in health care equipment and services company Abbott Laboratories. The company’s share price had experienced weakness over acquisition-related news, along with foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China. Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we considered to have a more favorable risk/ reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, financials and health care increased and its allocations to consumer staples, industrials, information technology, materials and real estate decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the financials, real estate and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, health care, industrials and information technology. The Fund was rather neutrally weighted to the Russell Index in consumer staples and had no positions at all in the materials, telecommunication services or utilities sectors at the end of the Reporting Period.

FUND BASICS

Focused Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	6.10%	9.15%
Class C	5.73	9.15
Institutional	6.34	9.15
Class IR	6.27	9.15
Class R	6.04	9.15
Class R6	6.38	9.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Since Inception	Inception Date
Class A	-8.49%	9.55%	1/31/12
Class C	-4.81	10.02	1/31/12
Institutional	-2.72	11.28	1/31/12
Class IR	-2.87	11.12	1/31/12
Class R	-3.42	10.55	1/31/12
Class R6	-2.68	-2.90	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.21%	2.35%
Class C	1.96	3.14
Institutional	0.82	1.91
Class IR	0.96	1.90
Class R	1.47	2.56
Class R6	0.78	1.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.5%	Technology Hardware, Storage & Peripherals
Costco Wholesale Corp.	6.6	Food & Staples Retailing
MasterCard, Inc. Class A	6.0	IT Services
Alphabet, Inc. Class A	5.7	Internet Software & Services
Amazon.com, Inc.	5.3	Internet & Direct Marketing Retail
Facebook, Inc. Class A	5.2	Internet Software & Services
Comcast Corp. Class A	4.9	Media
Northern Trust Corp.	4.8	Capital Markets
Intercontinental Exchange, Inc.	4.7	Capital Markets
Danaher Corp.	4.3	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 3.13%, 2.72%, 3.35%, 3.06%, 3.30%, 3.05% and 3.31%, respectively. These returns compare to the 6.74% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the information technology, consumer staples and industrials sectors. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, telecommunication services and energy, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in food manufacturer TreeHouse Foods, water and wastewater applications services provider Xylem and consumer products retailer Newell Brands.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market feared, causing its stock price to regain some of the prior losses. At the end of the Reporting Period, we remained positive on TreeHouse Foods’ growth opportunities, including its acquisition of Ralcorp through which it could potentially extract long-term value for shareholders.

We believe the weakness in Xylem during the Reporting Period was less company specific and more related to an ongoing rotation into more cyclical stocks following the November U.S. elections. Despite the weakness, we remained positive on Xylem at the end of the Reporting

PORTFOLIO RESULTS

Period and believed the company may benefit from secular growth and the recovery of utility spending. Additionally, we were optimistic about Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Newell Brands reported earnings that were below market expectations, causing its shares to decline. There was short-term concern that sales momentum may slow in the coming quarters due to ongoing integration work. Despite its underperformance, we continued to like the business and believed, at the end of the Reporting Period, that Newell Brands potentially represents a multi-year, double-digit earnings growth story. In our view, the company’s acquisition of Jarden, a similar holding company of consumer durable goods, could also yield meaningful synergies and earnings flexibility. Overall, we believed at the end of the Reporting Period that Newell Brands has a strong management team with a demonstrated track record of delivering shareholder value through both organic growth and acquisitions.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified technology company Roper Technologies, integrated communications services provider Level 3 Communications and veterinary clinics operator VCA.

Roper Technologies provides engineered products and solutions for the global niche markets. For much of the Reporting Period, the company performed in line with the overall market. However, in February 2017, its stock price spiked, as it announced solid earnings that beat market expectations on earnings per share and also announced strong guidance. Roper Technologies focuses on cash return on investment (“CROI”) metrics, which have historically served the company well. In our view, Roper Technologies has a significant runway for its differentiated merger and acquisition strategy to potentially grow the business. We think the company’s margins and CROI could continue to expand as it transitions from an industrial company to a more software aligned company. At the end of the Reporting Period, we were optimistic on what we viewed as the company’s innovative measures, disciplined capital deployment and its management’s solid execution ability.

During the Reporting Period, Level 3 Communications announced it had accepted an acquisition offer from CenturyLink, a communication services provider. Following the news, the stock’s price rose, and we decided to exit the Fund’s position in the company.

VCA announced during the Reporting Period that it had accepted a buyout offer from Mars, Inc. We had initiated a position in VCA earlier in 2016, as we believed there was positive momentum in the U.S. veterinary market, and the company’s same-store revenue growth had remained strong. We were encouraged by this acquisition news and exited the Fund’s position in VCA accordingly, taking profits after the stock surged on the announcement.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

We established a Fund position in financial services technology company Fiserv. The company provides products and services used to process electronic payment transactions and other account processing services. Fiserv has a strong long-term track record, and we believe is poised to accelerate organic revenue growth. We are positive on the company’s ability to continue to grow revenue and increase margins. We also look to the positive benefits that could come from potential tax reforms given its currently high tax rate.

PORTFOLIO RESULTS

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Fidelity National Information Services. In February 2017, the company reported fourth quarter 2016 results that were in line with market expectations but lowered its outlook for 2017. Based on this disappointing outlook, we decided to sell the Fund’s position and allocate capital into other ideas with what we believed to be more compelling risk/reward opportunities.

We eliminated the Fund’s position in McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. Its stock had been a strong performer for the Fund in the first half of 2016. However, the company’s premium valuation and more conventional consumer staples characteristics left it vulnerable amidst a cyclical market rotation, in our view. Consequently, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials, real estate and information technology increased and its allocations to consumer discretionary, consumer staples, health care, materials, and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the financials and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, consumer staples, health care and real estate. The Fund was rather neutrally weighted to the Index in information technology, energy and materials and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	3.13%	6.74%
Class C	2.72	6.74
Institutional	3.35	6.74
Service	3.06	6.74
Class IR	3.30	6.74
Class R	3.05	6.74
Class R6	3.31	6.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.43%	9.45%	7.23%	9.66%	5/24/99
Class C	-0.62	9.88	7.04	9.19	5/24/99
Institutional	1.49	11.14	8.27	10.44	5/24/99
Service	0.95	10.57	7.73	9.89	5/24/99
Class IR	1.41	10.98	N/A	7.06	11/30/07
Class R	0.90	10.42	N/A	6.53	11/30/07
Class R6	1.49	N/A	N/A	-4.48	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.32%	1.42%
Class C	2.07	2.17
Institutional	0.95	1.02
Service	1.45	1.52
Class IR	1.07	1.17
Class R	1.57	1.67
Class R6	0.93	1.01

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Roper Technologies, Inc.	3.1%	Industrial Conglomerates
Amphenol Corp. Class A	3.0	Electronic Equipment, Instruments & Components
Xylem, Inc.	2.7	Machinery
The Middleby Corp.	2.5	Machinery
Ulta Salon, Cosmetics & Fragrance, Inc.	2.5	Specialty Retail
Panera Bread Co. Class A	2.3	Hotels, Restaurants & Leisure
Ross Stores, Inc.	2.3	Specialty Retail
Northern Trust Corp.	2.3	Capital Markets
Chipotle Mexican Grill, Inc.	2.1	Hotels, Restaurants & Leisure
Intuit, Inc.	2.0	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $15 million and $43 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 4.60%, 4.24%, 4.76%, 4.54%, 4.73%, 4.46% and 4.80%, respectively. These returns compare to the 8.52% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?
A	The Fund generated positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from relative results most during the Reporting Period were industrials, information technology and consumer discretionary, wherein stock selection was challenging. Effective stock selection in the financials, telecommunication services and energy sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted allocation to financials, which outperformed the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in food manufacturer TreeHouse Foods, clinical-stage pharmaceutical company Cempra and wireless communication towers operator SBA Communications.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. Then, in November 2016, the company reported disappointing third calendar quarter results with sales and earnings below market expectations. TreeHouse Foods also announced management changes, which, alongside plans to reorganize its sales force, led to some near-term uncertainty. Following the drop in its stock price, however, the company saw better performance, especially in February 2017 when it announced earnings that were better than the market feared, causing its stock price to regain some of the prior losses. At the end of the Reporting Period, we remained positive on TreeHouse Foods’ growth opportunities, including its acquisition of Ralcorp through which it could potentially extract long-term value for shareholders.

Cempra’s shares declined following its third quarter 2016 earnings report, as the company announced disappointing test

PORTFOLIO RESULTS

results for one of its key pipeline treatments. As a result, we exited the Fund’s position during the Reporting Period.

In our view, there were no company-specific drivers of SBA Communications’ share price weakness. Early in the Reporting Period, the company’s shares declined, as the rapid rise in interest rates following the U.S. elections was seen as a negative for the company. Its shares rallied late in the Reporting Period, as the company reported encouraging results and as demand for mobile data increased. Despite the near-term weakness, we remained positive at the end of the Reporting Period on its long-term prospects. In our view, SBA Communications should benefit from secular trends toward growing data usage and is well positioned for growth as it penetrates new markets.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in veterinary clinics operator VCA, biopharmaceutical company Exelixis and investment banking advisory company Evercore Partners.

VCA announced during the Reporting Period that it had accepted a buyout offer from Mars, Inc. We had initiated a position in VCA earlier in 2016, as we believed there was positive momentum in the U.S. veterinary market, and the company’s same-store revenue growth had remained strong. We were encouraged by this acquisition news and exited the Fund’s position in VCA accordingly.

Exelixis engages in the development and commercialization of oncology treatments. Its shares gained following strong results during the Reporting Period. At the end of the Reporting Period, we remained positive on the company and believed it is a well-run and profitable oncology company that has what we consider to be attractive growth and value opportunities within its industry.

During the Reporting Period, shares of Evercore Partners gained steadily, as the company reported consecutive quarters of positive results. Evercore was a new purchase for the Fund during the Reporting Period. We expected to see Evercore Partners taking share from bulge bracket firms and other independent boutiques. (The bulge bracket comprises the world’s largest and most profitable multinational investment banks whose investment banking clients are usually large corporations, institutions, and governments.) The company had also made a conscious decision to reduce its investment management business and focus on delivering margins through higher productivity and cost control initiatives. With a meaningful share buyback and rise in dividends, Evercore Partners’ management has emphasized a focus on returning capital to shareholders. We initiated the purchase as we viewed Evercore Partners as a high quality growth company with an experienced management team and a favorable valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in Nevro, a medical device manufacturer. We view the company as having strong growth prospects, as it works to expand its patented spinal pain treatment product into other pain remedy markets. We are encouraged by Nevro’s ability to gain market share at a rapid pace through its disruptive technology and sales efforts. Overall, we believe the company presents a favorable risk/reward opportunity.

We established a Fund position in Badger Meter. Badger Meter is a water metering and flow equipment company. We believe the company has the opportunity for accelerating growth should municipal spending recover. Additionally, we believe the company is well positioned within its industry, which has seen some signs of consolidation.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. Its stock had been a strong performer for the Fund in the first half of 2016. However, the company’s premium valuation and more conventional consumer staples characteristics left it vulnerable amidst a cyclical market rotation, in our view. Consequently, we decided to exit the position.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials and information technology increased and its allocations to consumer discretionary, consumer staples, health care, materials and telecommunication services decreased relative to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had an overweighted position relative to the Russell Index in the financials, information technology and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, health care and real estate. The Fund was rather neutrally weighted to the Index in energy, industrials and materials and had no positions at all in telecommunication services and utilities at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	4.60%	8.52%
Class C	4.24	8.52
Institutional	4.76	8.52
Service	4.54	8.52
Class IR	4.73	8.52
Class R	4.46	8.52
Class R6	4.80	8.52

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.74%	11.03%	8.23%	8.75%	6/30/05
Class C	-2.01	11.44	8.02	8.43	6/30/05
Institutional	0.11	12.73	9.27	9.68	6/30/05
Service	-0.35	12.15	8.73	9.13	6/30/05
Class IR	0.01	12.56	N/A	8.16	11/30/07
Class R	-0.52	12.00	N/A	7.62	11/30/07
Class R6	0.16	N/A	N/A	-7.30	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.45%
Class C	2.06	2.20
Institutional	0.93	1.05
Service	1.43	1.55
Class IR	1.06	1.20
Class R	1.56	1.70
Class R6	0.92	1.04

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Xylem, Inc.	2.6%	Machinery
RPM International, Inc.	2.3	Chemicals
The Middleby Corp.	2.3	Machinery
Panera Bread Co. Class A	2.2	Hotels, Restaurants & Leisure
Global Payments, Inc.	2.1	IT Services
Electronics For Imaging, Inc.	2.1	Technology Hardware, Storage & Peripherals
Black Knight Financial Services, Inc. Class A	2.0	IT Services
Lazard Ltd. Class A	2.0	Capital Markets
Healthcare Services Group, Inc.	1.8	Commercial Services & Supplies
Eagle Bancorp, Inc.	1.8	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.6% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 7.62%, 7.27%, 7.91%, 7.61%, 7.86%, 7.57% and 7.93%, respectively. These returns compare to the 9.15% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, information technology and industrials detracted from the Fund’s relative results most during the Reporting Period. The only two sectors that contributed positively to the Fund’s relative performance during the Reporting Period were consumer discretionary and consumer staples, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks detracting most from the Fund’s results relative to the Russell Index were positions in pharmaceutical distribution services and medical supplies provider McKesson, water and wastewater applications services provider Xylem and health care equipment and services company Abbott Laboratories.

Shares of McKesson declined after it reported fiscal second quarter 2017 results with earnings per share well below consensus estimates and its management reduced its 2017 earnings per share guidance. The health care sector in general has seen increased scrutiny over drug pricing procedures, creating a difficult environment to create value. While we continue to like the company, greater uncertainty in the near term led us to exit the position and allocate the capital to positions that have a more compelling risk/reward outlook, in our view.

We believe the weakness in Xylem during the Reporting Period was less company specific and more related to an ongoing rotation into more cyclical stocks following the November U.S. elections. Despite the weakness, we remained positive on Xylem at the end of the Reporting Period and believed the company may benefit from secular growth and the recovery of utility spending. Additionally, we were optimistic about Xylem’s margin expansion prospects

PORTFOLIO RESULTS

and believed its management team has done well to position the company for sustainable long-term growth.

Abbott Laboratories’ share price experienced weakness in October 2016 when it was disclosed that St. Jude, a pending acquisition of the company, was experiencing premature battery depletion in some of its devices. Also in October 2016, Abbott Laboratories announced third calendar quarter earnings that were generally in line with market consensus. The company’s share price continued to experience weakness over acquisition-related news, along with foreign exchange headwinds and market growth deterioration in its pediatric nutrition segment in China. Although we continue to believe Abbott Laboratories is a growing business that capitalizes on strong execution, we exited the Fund’s position to invest in companies we considered to have a more favorable risk/reward profile.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in transportation provider CSX, information technology giant Apple and digital media streaming company Netflix.

CSX, a new position for the Fund during the Reporting Period, provides rail, intermodal, domestic container shipping and contract logistics services around the world. Since being added to the Fund’s portfolio during the fourth quarter of 2016, the company saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer, Hunter Harrison, resigned and was reportedly seeking a senior management position at CSX. The market viewed the potential move positively given Harrison’s strong reputation. The company also reported results that beat market expectations on revenues but slightly missed on earnings. In our view, CSX’s focus on margin expansion initiatives could be supportive of growth alongside a free cash flow inflection following investments in locomotives. We believe CSX is well positioned to benefit from a possible inflationary environment given its cyclical business model and also from potential tax reforms given its currently high tax rate. Overall, at the end of the Reporting Period, we were optimistic about CSX’s growth prospects, operation improvement potential and strong free cash flow generation.

Apple’s quarterly earnings during the Reporting Period were generally in line with market expectations on revenues and earnings per share, and its management remained constructive about guidance. During the Reporting Period, Apple launched the iPhone 7 as well as other products such as the new Apple watch and wireless earbuds. At the end of the Reporting Period, we continued to see a number of strong growth catalysts for Apple, including solid iPhone 7 and iPhone 7 Plus demand as well as ongoing product innovation and development. In our view, the company continues to deliver strong services growth, which we believe is important, as this decreases transactional volatility tied to product cycles. At the end of the Reporting Period, we remained optimistic on Apple’s significant installed base, experienced management, established brand name and continued innovation.

During the Reporting Period, shares of Netflix gained sharply following exceptionally strong third and fourth quarter 2016 results with revenues and earnings that were well ahead of market expectations. Importantly, subscriber growth across both domestic and international markets was strong. At the end of the Reporting Period, we remained positive on Netflix as the market leader within the digital media streaming industry, offering a convenient way to consume content without the burden of ownership. We further believed the company was well positioned to capture subscriber growth globally.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established a Fund position in media and entertainment company Walt Disney & Co. As the outlook for U.S. economic growth improved for many following the U.S. elections, we were positive on the ability of the company to capitalize on the potential opportunities, especially in their theme park revenue. We also felt some of the perceived risks surrounding its ESPN business were overstated. In our view, Disney has a strong balance sheet, robust free cash flow and earnings growth and remains committed to buying back shares. We are positive on the company moving forward and on its potential for sustained growth.

We initiated a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company we had previously owned in our portfolios for its high quality fundamentals, including a solid balance sheet

PORTFOLIO RESULTS

and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and significant organic growth opportunities within the custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management has stated it expects to reinvest its earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe Northern Trust may further benefit from potentially lower corporate tax rates. With what we consider to be an experienced management and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

The two biggest sales by the Fund during the Reporting Period were those of Abbott Laboratories and McKesson, each mentioned earlier.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and financials increased and its allocations to health care, information technology and real estate decreased relative to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had an overweighted position relative to the Russell Index in the financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care and materials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, information technology, industrials and real estate and had no positions at all in utilities and telecommunication services at the end of the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	7.62%	9.15%
Class C	7.27	9.15
Institutional	7.91	9.15
Service	7.61	9.15
Class IR	7.86	9.15
Class R	7.57	9.15
Class R6	7.93	9.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.28%	11.98%	6.04%	3.20%	5/24/99
Class C	-0.34	12.41	5.84	2.77	5/24/99
Institutional	1.70	13.70	7.05	3.95	5/24/99
Service	1.26	13.16	6.58	3.52	5/24/99
Class IR	1.65	13.54	N/A	13.50	1/06/09
Class R	1.07	13.02	N/A	12.99	1/06/09
Class R6	1.80	N/A	N/A	-0.62	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.54%
Class C	1.90	2.29
Institutional	0.75	1.14
Service	1.25	1.64
Class IR	0.90	1.29
Class R	1.40	1.79
Class R6	0.76	1.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.2%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	4.3	Software
Facebook, Inc. Class A	3.8	Internet Software & Services
Amazon.com, Inc.	3.8	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	3.1	Internet Software & Services
Costco Wholesale Corp.	2.7	Food & Staples Retailing
Comcast Corp. Class A	2.6	Media
MasterCard, Inc. Class A	2.3	IT Services
Alphabet, Inc. Class C	2.3	Internet Software & Services
Eli Lilly & Co.	2.1	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 9.83%, 9.39%, 10.01%, 9.71% and 9.92%, respectively. These returns compare to the 13.09% cumulative total return of the Fund’s benchmark, the S&P North American Technology Sector Index (the “S&P Technology Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the S&P Technology Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the S&P Technology Index have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting most from the Fund’s relative results was weak stock selection in information technology and having exposure to the real estate and financials sectors, which are not components of the S&P Technology Index but which lagged the S&P Technology Index during the Reporting Period. Having exposure to the telecommunication services sector, which is not a component of the S&P Technology Index but which outperformed the S&P Technology Index during the Reporting Period, buoyed the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P Technology Index were positions in wireless communications and broadcast tower real estate investment trust American Tower, wireless communication towers operator SBA Communications and social networking, user review and local search website operator Yelp.

American Tower was the top detractor from the Fund’s relative results during the Reporting Period. In our view, there were no company-specific drivers of its weakness. Early in the Reporting Period, the company’s shares declined, as the rapid rise in interest rates following the U.S. elections was seen as a negative for the company. American Tower’s stock rallied late in the Reporting Period as the company reported encouraging results and as demand for mobile data increased. Despite its shares’ decline for the Reporting Period overall, at the end of the Reporting Period, we believed American Tower may benefit going forward from secular trends toward growing data usage, taking advantage of its dominant market share, global expansion and additional investment opportunities to fuel long-term growth. With recurring revenue streams and strong organic leasing growth, at what we consider to be an attractive

PORTFOLIO RESULTS

valuation relative to its peers, we believe American Tower is a high quality and durable growth company.

Similarly, in our view, there were no company-specific drivers of SBA Communications’ share price weakness. Early in the Reporting Period, the company’s shares declined, as the rapid rise in interest rates following the U.S. elections was seen as a negative for the company. Its shares rallied late in the Reporting Period, as the company reported encouraging results and as demand for mobile data increased. Despite the near-term weakness, we remained positive at the end of the Reporting Period on its long-term prospects. In our view, SBA Communications should benefit from secular trends toward growing data usage and is well positioned for growth as it penetrates new markets.

Shares of Yelp, a new position for the Fund during the Reporting Period, declined after the company reported mixed fourth quarter 2016 earnings with guidance below market expectations. The company also announced that its sales force had decreased during the Reporting Period, which investors viewed negatively. Despite its share price decline, at the end of the Reporting Period, we viewed Yelp favorably, as the company continues to transition its business to become more transactional, supported by the launch of its Request a Quote product, which we believe has strong potential upside.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the S&P Technology Index were positions in integrated communications services provider Level 3 Communications, cloud-based services provider ServiceNow and semiconductor company NXP Semiconductors.

During the Reporting Period, Level 3 Communications announced it had accepted an acquisition offer from CenturyLink, a communication services provider. Following the news, the stock’s price rose, and we decided to exit the Fund’s position in the company.

ServiceNow provides cloud-based services to automate enterprise information technology operators. During the Reporting Period, the company reported positive third and fourth quarter 2016 results, with revenues and earnings ahead of market estimates. Such results were driven by a number of large deals, increasing add-on sales and growing success in the company’s new Inspire program, which helps organizations improve their platforms. The company also gave positive guidance that beat market expectations across its key metrics. At the end of the Reporting Period, we continued to believe ServiceNow is a high quality growth business in the software space and that the company may well generate shareholder value through its product pipeline and acquisition synergies.

Shares of NXP Semiconductors gained sharply early in the Reporting Period following the announcement by Qualcomm that it would acquire NXP Semiconductors. Our thesis was that the company was a high quality franchise with a diverse opportunity set, differentiated product lineup and effective management team. We believed these factors positioned the company well for long-term growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in Global Payments, a provider of payment technology services. In January 2017, the company reported fiscal first quarter results that slightly beat market expectations. The highlights of its earnings were good operating margins, particularly in the U.S., and accelerating organic revenue growth. In our view, there are multiple levers the company can utilize to deliver earnings growth — cost synergies and pricing opportunities at Heartland, which the company acquired, and capital allocation via joint ventures and share repurchases. We sought to take advantage of the pullback in technology stocks to invest in what we believe is a high quality growth company at an attractive valuation.

We added Total System Services to the Fund’s portfolio during the Reporting Period. Total System Services provides electronic payment processing services to banks and other financial institutions. When we initiated a Fund position in the company, we viewed it as a high quality payments franchise that was trading at a depressed valuation due to several short-term headwinds. The company performed well during the Reporting Period, and we remained positive on its outlook at the end of the Reporting Period.

PORTFOLIO RESULTS

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in LinkedIn. In early June 2016, Microsoft announced its acquisition of LinkedIn. We were encouraged to have our view validated through this news, as we previously held conviction in LinkedIn’s unique business offering, competitive position and long-term growth potential. We sold the position accordingly and allocated the capital to other high conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its exposure to consumer discretionary decreased relative to the S&P Technology Index. The Fund’s position in cash also decreased during the Reporting Period, and its exposure to telecommunication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund’s was underweighted relative to the S&P Technology Index in the information technology sector and was rather neutrally weighted to the S&P Technology Index in the consumer discretionary sector, the only other component of the S&P Technology Index. On the same date, the Fund had exposure to the financials and real estate sectors. The Fund had no exposure to the telecommunication services sector at the end of the Reporting Period.

FUND BASICS

Technology Opportunities Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	S&P North American Technology Sector Index[2]
Class A	9.83%	13.09%
Class C	9.39	13.09
Institutional	10.01	13.09
Service	9.71	13.09
Class IR	9.92	13.09

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”)® technology sector and Internet retail sub-industry.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.33%	12.96%	8.83%	4.51%	10/1/99
Class C	4.35	13.40	8.64	4.06	10/1/99
Institutional	6.56	14.71	9.89	5.28	10/1/99
Service	6.05	14.14	9.36	4.77	10/1/99
Class IR	6.41	14.53	N/A	11.05	9/30/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.55%
Class C	2.14	2.30
Institutional	0.99	1.15
Service	1.49	1.65
Class IR	1.14	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	8.4%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	6.0	Internet & Direct Marketing Retail
Facebook, Inc. Class A	5.8	Internet Software & Services
Alphabet, Inc. Class A	4.4	Internet Software & Services
Alphabet, Inc. Class C	4.1	Internet Software & Services
NXP Semiconductors NV	4.0	Semiconductors & Semiconductor Equipment
Microsoft Corp.	3.9	Software
Oracle Corp.	3.9	Software
Amphenol Corp. Class A	3.6	Electronic Equipment, Instruments & Components
American Tower Corp.	3.3	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 3.2%
28,994	General Dynamics Corp.	$5,503,351
25,523	Northrop Grumman Corp.	6,306,478
88,647	The Boeing Co.	15,976,849

		27,786,678

Air Freight & Logistics – 0.6%
27,652	FedEx Corp.	5,336,283

Auto Components – 0.2%
48,179	BorgWarner, Inc.	2,032,672

Banks – 0.8%
24,373	First Republic Bank	2,286,919
71,821	SunTrust Banks, Inc.	4,272,631

		6,559,550

Beverages – 3.2%
196,514	Brown-Forman Corp. Class B	9,582,023
81,078	Molson Coors Brewing Co. Class B	8,139,420
136,607	Monster Beverage Corp.*	5,660,994
92,227	The Coca-Cola Co.	3,869,845

		27,252,282

Biotechnology – 3.6%
55,403	Alkermes PLC*	3,130,269
78,765	Celgene Corp.*	9,728,265
67,824	Gilead Sciences, Inc.	4,780,235
59,146	Incyte Corp.*	7,872,333
66,251	Vertex Pharmaceuticals, Inc.*	6,003,666

		31,514,768

Building Products – 1.0%
155,359	Fortune Brands Home & Security, Inc.	8,984,411

Capital Markets – 2.9%
32,758	Affiliated Managers Group, Inc.	5,501,051
103,378	Intercontinental Exchange, Inc.	5,905,985
70,124	Lazard Ltd. Class A	3,019,539
69,370	Northern Trust Corp.	6,059,470
36,232	S&P Global, Inc.	4,690,957

		25,177,002

Chemicals – 2.6%
59,527	Ashland Global Holdings, Inc.	7,182,528
62,964	RPM International, Inc.	3,355,351
31,485	The Sherwin-Williams Co.	9,714,382
101,760	Valvoline, Inc.(a)	2,281,459

		22,533,720

Consumer Finance* – 0.3%
199,124	SLM Corp.	2,387,497

Containers & Packaging – 0.7%
74,427	Avery Dennison Corp.	6,007,003

Electrical Equipment* – 0.3%
68,787	Sensata Technologies Holding NV	2,823,706

Electronic Equipment, Instruments & Components – 0.7%
86,363	Amphenol Corp. Class A	5,977,183

Common Stocks – (continued)
Energy Equipment & Services – 0.3%
36,588	Schlumberger Ltd.	2,940,212

Equity Real Estate Investment Trusts (REITs) – 2.0%
85,922	American Tower Corp.	9,862,986
19,235	Equinix, Inc.	7,233,707

		17,096,693

Food & Staples Retailing – 2.7%
78,844	Costco Wholesale Corp.	13,969,580
88,293	Walgreens Boots Alliance, Inc.	7,626,749
57,750	Whole Foods Market, Inc.	1,771,193

		23,367,522

Food Products – 1.1%
117,284	Blue Buffalo Pet Products, Inc.*	2,866,421
77,375	Snyder’s-Lance, Inc.	3,062,502
14,841	The Kraft Heinz Co.	1,358,100
26,769	TreeHouse Foods, Inc.*	2,277,507

		9,564,530

Health Care Equipment & Supplies – 3.2%
305,510	Boston Scientific Corp.*	7,500,271
18,058	C.R. Bard, Inc.	4,428,544
48,668	Danaher Corp.	4,163,547
96,051	Edwards Lifesciences Corp.*	9,032,636
3,212	Intuitive Surgical, Inc.*	2,367,244

		27,492,242

Health Care Providers & Services – 2.8%
36,714	Aetna, Inc.	4,727,295
58,243	AmerisourceBergen Corp.	5,329,817
77,435	UnitedHealth Group, Inc.	12,806,200
19,452	VCA, Inc.*	1,768,187

		24,631,499

Hotels, Restaurants & Leisure – 3.0%
12,877	Chipotle Mexican Grill, Inc.*	5,392,115
112,753	McDonald’s Corp.	14,392,920
25,582	Panera Bread Co. Class A*	5,904,326

		25,689,361

Household Durables – 0.8%
138,583	Newell Brands, Inc.	6,794,724

Household Products – 0.2%
19,457	Colgate-Palmolive Co.	1,419,972

Industrial Conglomerates – 3.2%
18,995	3M Co.	3,539,718
147,512	Honeywell International, Inc.	18,365,244
28,140	Roper Technologies, Inc.	5,886,888

		27,791,850

Internet & Direct Marketing Retail – 5.5%
32,342	Amazon.com, Inc.*	27,330,284
15,676	Expedia, Inc.	1,866,071
62,852	Netflix, Inc.*	8,933,155
5,417	The Priceline Group, Inc.*	9,339,612

		47,469,122

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – 7.9%
22,402	Alphabet, Inc. Class A	$18,928,122
23,441	Alphabet, Inc. Class C	19,296,866
80,348	eBay, Inc.	2,723,797
196,021	Facebook, Inc. Class A	26,568,686
26,933	Yelp, Inc.	907,642

		68,425,113

IT Services – 6.7%
38,122	Accenture PLC Class A	4,669,945
112,336	Black Knight Financial Services, Inc. Class A*(a)	4,324,936
38,541	Cognizant Technology Solutions Corp. Class A*	2,284,325
37,546	Fidelity National Information Services, Inc.	3,088,910
29,229	Fiserv, Inc.*	3,373,027
11,959	FleetCor Technologies, Inc.*	2,033,030
46,560	Global Payments, Inc.	3,710,367
19,459	International Business Machines Corp.	3,499,117
228,418	MasterCard, Inc. Class A	25,231,052
104,668	PayPal Holdings, Inc.*	4,396,056
29,832	Total System Services, Inc.	1,625,247

		58,236,012

Life Sciences Tools & Services – 1.6%
120,775	Agilent Technologies, Inc.	6,195,757
30,692	Illumina, Inc.*	5,137,841
5,857	Mettler-Toledo International, Inc.*	2,789,221

		14,122,819

Machinery – 1.4%
24,412	Fortive Corp.	1,407,352
36,495	The Middleby Corp.*	5,062,221
120,805	Xylem, Inc.	5,813,137

		12,282,710

Media – 4.5%
544,350	Comcast Corp. Class A	20,369,577
171,923	The Walt Disney Co.	18,927,003

		39,296,580

Oil, Gas & Consumable Fuels* – 0.2%
14,468	Concho Resources, Inc.	1,916,287

Personal Products – 0.6%
57,681	The Estee Lauder Cos., Inc. Class A	4,778,871

Pharmaceuticals – 4.2%
42,922	Allergan PLC	10,508,164
229,932	Eli Lilly & Co.	19,040,669
121,172	Zoetis, Inc.	6,459,679

		36,008,512

Road & Rail – 0.7%
120,304	CSX Corp.	5,841,962

Semiconductors & Semiconductor Equipment – 2.0%
94,409	Applied Materials, Inc.	3,419,494
78,160	NXP Semiconductors NV*	8,035,629

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
33,356	Qorvo, Inc.*	2,204,832
41,685	Texas Instruments, Inc.	3,193,905

		16,853,860

Software – 8.4%
32,929	Adobe Systems, Inc.*	3,896,818
16,456	Autodesk, Inc.*	1,420,153
35,561	Electronic Arts, Inc.*	3,076,026
40,190	Intuit, Inc.	5,041,434
411,048	Microsoft Corp.	26,298,851
107,176	Mobileye NV*(a)	4,878,652
311,753	Oracle Corp.	13,277,560
34,334	salesforce.com, Inc.*	2,793,071
62,028	ServiceNow, Inc.*	5,391,474
74,936	Splunk, Inc.*	4,625,799
38,726	Tableau Software, Inc. Class A*	2,042,409

		72,742,247

Specialty Retail – 5.5%
17,234	Advance Auto Parts, Inc.	2,699,017
34,123	O’Reilly Automotive, Inc.*	9,271,560
115,581	Ross Stores, Inc.	7,926,545
101,981	The Home Depot, Inc.	14,778,067
41,792	Tractor Supply Co.	2,963,471
35,464	Ulta Salon, Cosmetics & Fragrance, Inc.*	9,696,921

		47,335,581

Technology Hardware, Storage & Peripherals – 7.3%
463,858	Apple, Inc.	63,543,907

Textiles, Apparel & Luxury Goods – 1.6%
140,181	Kate Spade & Co.*	3,344,719
145,944	NIKE, Inc. Class B	8,342,159
22,656	PVH Corp.	2,075,289

		13,762,167

Tobacco – 2.1%
155,810	Altria Group, Inc.	11,673,285
61,701	Philip Morris International, Inc.	6,747,005

		18,420,290

TOTAL COMMON STOCKS
(Cost $576,516,693)		$862,197,400

Shares	Distribution Rate	Value

Investment Companies(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
290	0.470%	$290
(Cost $290)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $576,516,983)		$862,197,690

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,330,752	0.470%	$2,330,752
(Cost $2,330,752)

TOTAL INVESTMENTS – 99.9%
(Cost $578,847,735)		$864,528,442

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		980,641

NET ASSETS – 100.0%		$865,509,083

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Banks – 1.6%
35,505	SunTrust Banks, Inc.	$2,112,192

Beverages – 2.4%
17,640	Molson Coors Brewing Co. Class B	1,770,880
33,837	Monster Beverage Corp.*	1,402,205

		3,173,085

Biotechnology* – 2.7%
14,202	Incyte Corp.	1,890,286
18,801	Vertex Pharmaceuticals, Inc.	1,703,747

		3,594,033

Capital Markets – 5.5%
58,541	Intercontinental Exchange, Inc.	3,344,447
44,383	Northern Trust Corp.	3,876,855

		7,221,302

Chemicals – 1.4%
5,905	The Sherwin-Williams Co.	1,821,929

Energy Equipment & Services – 1.3%
21,564	Schlumberger Ltd.	1,732,883

Equity Real Estate Investment Trusts (REITs) – 4.6%
28,767	American Tower Corp.	3,302,164
7,442	Equinix, Inc.	2,798,713

		6,100,877

Food & Staples Retailing – 5.7%
30,631	Costco Wholesale Corp.	5,427,201
23,087	Walgreens Boots Alliance, Inc.	1,994,255

		7,421,456

Food Products – 1.5%
20,950	The Kraft Heinz Co.	1,917,134

Health Care Equipment & Supplies – 4.6%
68,347	Boston Scientific Corp.*	1,677,919
34,533	Danaher Corp.	2,954,298
15,508	Edwards Lifesciences Corp.*	1,458,372

		6,090,589

Hotels, Restaurants & Leisure – 2.6%
4,914	Chipotle Mexican Grill, Inc.*	2,057,688
10,387	McDonald’s Corp.	1,325,901

		3,383,589

Industrial Conglomerates – 3.9%
23,577	Honeywell International, Inc.	2,935,336
10,648	Roper Technologies, Inc.	2,227,562

		5,162,898

Internet & Direct Marketing Retail* – 5.4%
7,124	Amazon.com, Inc.	6,020,065
646	The Priceline Group, Inc.	1,113,788

		7,133,853

Internet Software & Services* – 10.7%
6,311	Alphabet, Inc. Class A	5,332,353
2,982	Alphabet, Inc. Class C	2,454,812

Common Stocks – (continued)
Internet Software & Services* – (continued)
46,269	Facebook, Inc. Class A	6,271,301

		14,058,466

IT Services – 3.2%
37,456	MasterCard, Inc. Class A	4,137,390

Machinery – 5.0%
40,524	Fortive Corp.	2,336,209
16,161	The Middleby Corp.*	2,241,692
42,113	Xylem, Inc.	2,026,477

		6,604,378

Media – 6.1%
119,112	Comcast Corp. Class A	4,457,171
31,994	The Walt Disney Co.	3,522,219

		7,979,390

Pharmaceuticals – 4.0%
43,919	Eli Lilly & Co.	3,636,932
30,268	Zoetis, Inc.	1,613,587

		5,250,519

Road & Rail – 1.9%
51,201	CSX Corp.	2,486,321

Semiconductors & Semiconductor Equipment – 1.4%
24,487	Texas Instruments, Inc.	1,876,194

Software – 10.9%
22,210	Electronic Arts, Inc.*	1,921,165
17,481	Intuit, Inc.	2,192,817
89,824	Microsoft Corp.	5,746,940
59,839	Oracle Corp.	2,548,543
23,044	salesforce.com, Inc.*	1,874,629

		14,284,094

Specialty Retail – 1.9%
35,984	Ross Stores, Inc.	2,467,783

Technology Hardware, Storage & Peripherals – 8.0%
77,037	Apple, Inc.	10,553,299

Textiles, Apparel & Luxury Goods – 2.3%
52,775	NIKE, Inc. Class B	3,016,619

TOTAL COMMON STOCKS
(Cost $90,105,895)		$129,580,273

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Distribution Rate	Value

Investment Companies(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund –Institutional Shares
78	0.470%	$78
(Cost $78)

TOTAL INVESTMENTS – 98.6%
(Cost $90,105,973)		$129,580,351

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		1,882,260

NET ASSETS – 100.0%		$131,462,611

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Automobiles – 2.1%
4,244	General Motors Co.	$156,349

Banks – 12.3%
12,256	Bank of America Corp.	302,478
2,641	JPMorgan Chase & Co.	239,328
6,223	Wells Fargo & Co.	360,187

		901,993

Beverages – 1.8%
1,354	Molson Coors Brewing Co. Class B	135,928

Biotechnology* – 1.2%
638	Incyte Corp.	84,918

Capital Markets – 6.3%
5,810	Deutsche Bank AG*	114,399
3,482	Intercontinental Exchange, Inc.	198,926
3,231	Morgan Stanley	147,560

		460,885

Chemicals – 2.4%
1,467	E.I. du Pont de Nemours & Co.	115,218
198	The Sherwin-Williams Co.	61,091

		176,309

Consumer Finance – 1.3%
1,181	American Express Co.	94,551

Electrical Equipment – 0.8%
941	Emerson Electric Co.	56,554

Equity Real Estate Investment Trusts (REITs) – 4.1%
1,234	American Tower Corp.	141,651
428	Equinix, Inc.	160,958

		302,609

Food & Staples Retailing – 8.4%
1,190	Costco Wholesale Corp.	210,844
1,767	Walgreens Boots Alliance, Inc.	152,634
8,388	Whole Foods Market, Inc.	257,260

		620,738

Health Care Equipment & Supplies – 4.0%
1,884	Danaher Corp.	161,176
1,440	Edwards Lifesciences Corp.*	135,418

		296,594

Hotels, Restaurants & Leisure* – 1.5%
263	Chipotle Mexican Grill, Inc.	110,129

Industrial Conglomerates – 3.0%
7,351	General Electric Co.	219,133

Insurance – 1.5%
2,152	MetLife, Inc.	112,851

Internet & Direct Marketing Retail* – 6.6%
349	Amazon.com, Inc.	294,919
111	The Priceline Group, Inc.	191,378

		486,297

Internet Software & Services* – 8.4%
267	Alphabet, Inc. Class A	225,596
189	Alphabet, Inc. Class C	155,587
1,737	Facebook, Inc. Class A	235,433

		616,616

Common Stocks – (continued)
IT Services – 4.1%
2,703	MasterCard, Inc. Class A	298,573

Machinery – 1.0%
1,512	Xylem, Inc.	72,757

Media – 5.1%
1,767	The Walt Disney Co.	194,529
4,212	Viacom, Inc. Class B	183,011

		377,540

Oil, Gas & Consumable Fuels – 5.9%
947	Chevron Corp.	106,538
261	Concho Resources, Inc.*	34,569
2,204	ConocoPhillips	104,844
989	Exxon Mobil Corp.	80,425
14,623	Southwestern Energy Co.*	109,819

		436,195

Pharmaceuticals – 4.8%
1,576	Eli Lilly & Co.	130,509
6,450	Pfizer, Inc.	220,074

		350,583

Road & Rail – 1.4%
937	Union Pacific Corp.	101,140

Software – 1.1%
1,884	Oracle Corp.	80,240

Technology Hardware, Storage & Peripherals – 5.1%
2,741	Apple, Inc.	375,490

Textiles, Apparel & Luxury Goods – 3.6%
3,372	NIKE, Inc. Class B	192,743
795	PVH Corp.	72,822

		265,565

TOTAL COMMON STOCKS
(Cost $5,391,563)		$7,190,537

Shares	Distribution Rate	Value

Investment Companies(a)(b) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
50,469	0.470%	$50,469
(Cost $50,469)

TOTAL INVESTMENTS – 98.5%
(Cost $5,442,032)		$7,241,006

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		107,996

NET ASSETS – 100.0%		$7,349,002

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%
Aerospace & Defense – 0.5%
323	Northrop Grumman Corp.	$79,810

Banks – 1.9%
2,457	Eagle Bancorp, Inc.*	152,948
2,894	SunTrust Banks, Inc.	172,164

		325,112

Beverages – 2.3%
1,827	Brown-Forman Corp. Class B	89,084
1,640	Molson Coors Brewing Co. Class B	164,640
3,663	Monster Beverage Corp.*	151,795

		405,519

Biotechnology* – 3.6%
3,605	ACADIA Pharmaceuticals, Inc.	137,387
1,340	Alkermes PLC	75,710
1,108	Celgene Corp.	136,849
1,396	Incyte Corp.	185,808
896	Vertex Pharmaceuticals, Inc.	81,195

		616,949

Building Products – 0.4%
1,348	Fortune Brands Home & Security, Inc.	77,955

Capital Markets – 3.6%
2,861	Intercontinental Exchange, Inc.	163,449
3,952	Lazard Ltd. Class A	170,173
3,238	Northern Trust Corp.	282,839

		616,461

Chemicals – 2.3%
1,355	Ashland Global Holdings, Inc.	163,494
588	The Sherwin-Williams Co.	181,421
2,518	Valvoline, Inc.(a)	56,454

		401,369

Commercial Services & Supplies – 0.4%
1,606	Healthcare Services Group, Inc.	66,456

Electrical Equipment – 1.7%
780	Rockwell Automation, Inc.	117,858
4,212	Sensata Technologies Holding NV*	172,903

		290,761

Electronic Equipment, Instruments & Components – 1.2%
3,054	Amphenol Corp. Class A	211,367

Energy Equipment & Services – 1.2%
2,609	Schlumberger Ltd.	209,659

Equity Real Estate Investment Trusts (REITs) – 3.6%
1,942	American Tower Corp.	222,922
603	Equinix, Inc.	226,770
1,546	SBA Communications Corp.*	178,981

		628,673

Food & Staples Retailing – 3.1%
1,811	Costco Wholesale Corp.	320,873
2,035	Walgreens Boots Alliance, Inc.	175,783

Common Stocks – (continued)
Food & Staples Retailing – (continued)
1,295	Whole Foods Market, Inc.	39,718

		536,374

Food Products* – 1.1%
3,081	Blue Buffalo Pet Products, Inc.	75,300
1,393	TreeHouse Foods, Inc.	118,516

		193,816

Health Care Equipment & Supplies – 5.2%
5,821	Boston Scientific Corp.*	142,905
1,075	C.R. Bard, Inc.	263,633
1,683	Danaher Corp.	143,981
1,916	Edwards Lifesciences Corp.*	180,181
1,723	Nevro Corp.*	165,391

		896,091

Health Care Providers & Services – 1.3%
1,293	Acadia Healthcare Co., Inc.*	57,823
1,277	Aetna, Inc.	164,427

		222,250

Hotels, Restaurants & Leisure – 3.0%
250	Chipotle Mexican Grill, Inc.*	104,685
1,959	McDonald’s Corp.	250,066
731	Panera Bread Co. Class A*	168,715

		523,466

Household Durables – 0.9%
3,208	Newell Brands, Inc.	157,288

Industrial Conglomerates – 4.9%
1,429	3M Co.	266,294
2,930	Honeywell International, Inc.	364,785
1,036	Roper Technologies, Inc.	216,731

		847,810

Internet & Direct Marketing Retail* – 4.5%
724	Amazon.com, Inc.	611,809
99	The Priceline Group, Inc.	170,689

		782,498

Internet Software & Services* – 8.7%
552	Alphabet, Inc. Class A	466,401
494	Alphabet, Inc. Class C	406,666
4,731	Facebook, Inc. Class A	641,240

		1,514,307

IT Services – 4.4%
3,398	Black Knight Financial Services, Inc. Class A*(a)	130,823
761	Fiserv, Inc.*	87,820
935	Global Payments, Inc.	74,510
3,433	MasterCard, Inc. Class A	379,209
1,607	Total System Services, Inc.	87,549

		759,911

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 2.0%
3,415	Agilent Technologies, Inc.	$175,190
367	Illumina, Inc.*	61,436
242	Mettler-Toledo International, Inc.*	115,245

		351,871

Machinery – 4.3%
2,087	Fortive Corp.	120,316
964	Graco, Inc.	87,493
828	IDEX Corp.	76,333
1,376	The Middleby Corp.*	190,865
5,443	Xylem, Inc.	261,917

		736,924

Media – 3.0%
9,164	Comcast Corp. Class A	342,917
1,572	The Walt Disney Co.	173,061

		515,978

Oil, Gas & Consumable Fuels* – 0.5%
626	Concho Resources, Inc.	82,914

Pharmaceuticals – 4.0%
979	Allergan PLC	239,679
3,657	Eli Lilly & Co.	302,836
2,912	Zoetis, Inc.	155,239

		697,754

Road & Rail – 0.7%
2,331	CSX Corp.	113,193

Semiconductors & Semiconductor Equipment – 1.7%
710	NXP Semiconductors NV*	72,995
765	Qorvo, Inc.*	50,567
2,142	Texas Instruments, Inc.	164,120

		287,682

Software – 9.2%
1,095	Adobe Systems, Inc.*	129,582
1,606	Electronic Arts, Inc.*	138,919
1,296	Intuit, Inc.	162,570
7,326	Microsoft Corp.	468,718
2,247	Mobileye NV*	102,283
5,875	Oracle Corp.	250,216
1,781	Red Hat, Inc.*	147,485
1,836	salesforce.com, Inc.*	149,359
871	Splunk, Inc.*	53,767

		1,602,899

Specialty Retail – 4.2%
632	Burlington Stores, Inc.*	56,254
548	O’Reilly Automotive, Inc.*	148,897
3,123	Ross Stores, Inc.	214,175
992	The Home Depot, Inc.	143,751
586	Ulta Salon, Cosmetics & Fragrance, Inc.*	160,230

		723,307

Technology Hardware, Storage & Peripherals – 6.7%
8,495	Apple, Inc.	1,163,730

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.0%
3,717	Kate Spade & Co.*	88,687
4,604	NIKE, Inc. Class B	263,165

		351,852

TOTAL COMMON STOCKS
(Cost $11,803,655)		$16,992,006

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $11,803,655)		$16,992,006

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
94,800	0.470%	$94,800
(Cost $94,800)

TOTAL INVESTMENTS – 98.6%
(Cost $11,898,455)		$17,086,806

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		242,696

NET ASSETS – 100.0%		$17,329,502

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares			Description	Value

Common Stocks – 98.3%
Banks – 2.7%
	7,354		SunTrust Banks, Inc.		$437,489

Beverages – 2.7%
	4,392		Molson Coors Brewing Co. Class B		440,913

Biotechnology* – 3.1%
	3,780		Incyte Corp.		503,118

Capital Markets – 9.5%
	13,387		Intercontinental Exchange, Inc.		764,799
	8,943		Northern Trust Corp.		781,171

					1,545,970

Energy Equipment & Services – 2.3%
	4,614		Schlumberger Ltd.		370,781

Equity Real Estate Investment Trusts (REITs) – 4.9%
	2,877		American Tower Corp.		330,251
	1,224		Equinix, Inc.		460,310

					790,561

Food & Staples Retailing – 6.6%
	6,020		Costco Wholesale Corp.		1,066,624

Health Care Equipment & Supplies – 7.6%
	8,180		Danaher Corp.		699,799
	5,643		Edwards Lifesciences Corp.*		530,668

					1,230,467

Internet & Direct Marketing Retail* – 5.3%
	1,012		Amazon.com, Inc.		855,180

Internet Software & Services* – 10.9%
	1,095		Alphabet, Inc. Class A		925,198
	6,236		Facebook, Inc. Class A		845,228

					1,770,426

IT Services – 6.0%
	8,857		MasterCard, Inc. Class A		978,344

Machinery – 3.3%
	10,992		Xylem, Inc.		528,935

Media – 4.8%
	21,027		Comcast Corp. Class A		786,830

Pharmaceuticals – 3.3%
	6,413		Eli Lilly & Co.		531,061

Road & Rail – 3.8%
	12,799		CSX Corp.		621,519

Software – 3.7%
	14,284		Oracle Corp.		608,356

Specialty Retail – 4.1%
	9,655		Ross Stores, Inc.		662,140

Technology Hardware, Storage & Peripherals – 9.5%
	11,204		Apple, Inc.		1,534,836

Textiles, Apparel & Luxury Goods – 4.2%
	12,034		NIKE, Inc. Class B		687,864

	TOTAL COMMON STOCKS
	(Cost $12,214,721)				$15,951,414

Shares		Distribution Rate	Value
Investment Companies(a)(b) – 4.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
713,488		0.470%		$713,488
(Cost $713,488)

TOTAL INVESTMENTS – 102.7%
(Cost $12,928,209)				$16,664,902

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%				(443,530)

NET ASSETS – 100.0%				$16,221,372

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 98.5%
Aerospace & Defense – 1.0%
175,023	L3 Technologies, Inc.	$29,459,871

Banks – 3.9%
716,660	Eagle Bancorp, Inc.*	44,612,085
423,550	First Republic Bank	39,741,696
502,626	SunTrust Banks, Inc.	29,901,221

		114,255,002

Beverages – 2.0%
348,372	Brown-Forman Corp. Class B	16,986,619
225,934	Molson Coors Brewing Co. Class B	22,681,514
469,489	Monster Beverage Corp.*	19,455,624

		59,123,757

Biotechnology* – 3.4%
98,284	ACADIA Pharmaceuticals, Inc.	3,745,603
483,648	Alkermes PLC	27,326,112
570,346	Exelixis, Inc.	12,279,550
304,558	Incyte Corp.	40,536,670
153,484	Vertex Pharmaceuticals, Inc.	13,908,720

		97,796,655

Building Products – 1.1%
523,412	Fortune Brands Home & Security, Inc.	30,268,916

Capital Markets – 6.4%
193,098	Affiliated Managers Group, Inc.	32,426,947
981,604	Intercontinental Exchange, Inc.	56,079,037
695,272	Lazard Ltd. Class A	29,938,412
764,558	Northern Trust Corp.	66,784,141

		185,228,537

Chemicals – 4.2%
269,765	Ashland Global Holdings, Inc.	32,549,845
983,111	RPM International, Inc.	52,389,985
74,709	The Sherwin-Williams Co.	23,050,715
644,362	Valvoline, Inc.(a)	14,446,596

		122,437,141

Containers & Packaging – 1.6%
584,113	Avery Dennison Corp.	47,143,760

Electrical Equipment – 4.0%
269,011	Hubbell, Inc.	31,910,085
301,696	Rockwell Automation, Inc.	45,586,265
920,452	Sensata Technologies Holding NV*	37,784,555

		115,280,905

Electronic Equipment, Instruments & Components – 3.0%
1,253,477	Amphenol Corp. Class A	86,753,143

Energy Equipment & Services* – 0.4%
179,843	Dril-Quip, Inc.	11,033,368

Equity Real Estate Investment Trusts (REITs) – 3.4%
158,154	Equinix, Inc.	59,476,975
340,858	SBA Communications Corp.*	39,461,130

		98,938,105

Common Stocks – (continued)
Food & Staples Retailing – 0.6%
586,071	Whole Foods Market, Inc.	17,974,798

Food Products – 3.3%
1,745,409	Blue Buffalo Pet Products, Inc.*	42,657,796
623,474	Snyder’s-Lance, Inc.	24,677,101
332,273	TreeHouse Foods, Inc.*	28,269,787

		95,604,684

Health Care Equipment & Supplies – 4.3%
202,738	C.R. Bard, Inc.	49,719,467
555,946	Edwards Lifesciences Corp.*	52,281,162
251,389	Nevro Corp.*	24,130,830

		126,131,459

Hotels, Restaurants & Leisure* – 4.4%
142,673	Chipotle Mexican Grill, Inc.	59,742,892
295,169	Panera Bread Co. Class A	68,125,005

		127,867,897

Household Durables – 1.7%
1,005,855	Newell Brands, Inc.	49,317,071

Industrial Conglomerates – 3.1%
425,357	Roper Technologies, Inc.	88,984,684

Internet & Direct Marketing Retail – 1.3%
322,181	Expedia, Inc.	38,352,426

Internet Software & Services* – 1.0%
392,576	GoDaddy, Inc. Class A	14,466,425
185,899	Match Group, Inc.(a)	3,004,128
336,340	Yelp, Inc.	11,334,658

		28,805,211

IT Services – 8.0%
1,276,372	Black Knight Financial Services, Inc. Class A*(a)	49,140,322
492,454	Fiserv, Inc.*	56,829,192
212,980	FleetCor Technologies, Inc.*	36,206,600
586,785	Global Payments, Inc.	46,760,897
818,105	Total System Services, Inc.	44,570,360

		233,507,371

Life Sciences Tools & Services – 4.4%
886,712	Agilent Technologies, Inc.	45,488,326
150,020	Illumina, Inc.*	25,113,348
118,868	Mettler-Toledo International, Inc.*	56,607,319

		127,208,993

Machinery – 8.3%
776,909	Fortive Corp.	44,788,804
262,836	IDEX Corp.	24,230,851
241,900	John Bean Technologies Corp.	21,625,860
524,015	The Middleby Corp.*	72,686,121
1,615,604	Xylem, Inc.	77,742,864

		241,074,500

Media – 1.0%
450,825	CBS Corp. Class B	29,718,384

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels* – 1.0%
224,277	Concho Resources, Inc.	$29,705,489

Pharmaceuticals – 2.0%
1,107,089	Zoetis, Inc.	59,018,915

Semiconductors & Semiconductor Equipment – 1.1%
271,421	Qorvo, Inc.*	17,940,928
244,460	Xilinx, Inc.	14,379,137

		32,320,065

Software – 8.3%
600,079	Electronic Arts, Inc.*	51,906,834
475,062	Intuit, Inc.	59,591,777
370,079	Mobileye NV*	16,845,996
554,573	Red Hat, Inc.*	45,924,190
287,839	ServiceNow, Inc.*	25,018,966
334,833	Splunk, Inc.*	20,669,241
132,105	Tyler Technologies, Inc.*	20,033,723

		239,990,727

Specialty Retail – 9.1%
310,558	Advance Auto Parts, Inc.	48,636,488
550,223	Five Below, Inc.*	21,211,097
202,555	O’Reilly Automotive, Inc.*	55,036,219
990,039	Ross Stores, Inc.	67,896,875
265,246	Ulta Salon, Cosmetics & Fragrance, Inc.*	72,526,214

		265,306,893

Textiles, Apparel & Luxury Goods – 1.2%
900,570	Kate Spade & Co.*	21,487,600
153,032	PVH Corp.	14,017,731

		35,505,331

TOTAL COMMON STOCKS
(Cost $2,242,630,139)		$2,864,114,058

Shares	Distribution Rate	Value
Investment Companies(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,690	0.470%	$4,690
(Cost $4,690)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,242,634,829)		$2,864,118,748

Securities Lending Reinvestment Vehicle(b)(c) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,866,365	0.470%	$18,866,365
(Cost $18,866,365)

TOTAL INVESTMENTS – 99.1%
(Cost $2,261,501,194)		$2,882,985,113

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		24,875,135

NET ASSETS – 100.0%		$2,907,860,248

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%
Aerospace & Defense – 2.0%
1,205,061	Aerovironment, Inc.*(a)	$32,560,748
74,621	L3 Technologies, Inc.	12,560,207

		45,120,955

Banks – 3.3%
657,069	Eagle Bancorp, Inc.*	40,902,545
348,431	First Republic Bank	32,693,281

		73,595,826

Beverages(b) – 0.9%
457,194	MGP Ingredients, Inc.	20,221,691

Biotechnology* – 6.5%
605,555	ACADIA Pharmaceuticals, Inc.	23,077,701
360,626	Acceleron Pharma, Inc.	9,635,927
290,480	Agios Pharmaceuticals, Inc.(b)	14,070,851
412,885	Alder Biopharmaceuticals, Inc.	9,434,422
555,954	Alkermes PLC	31,411,401
285,575	Emergent BioSolutions, Inc.	8,961,344
921,634	Exelixis, Inc.	19,842,780
163,515	Galapagos NV ADR(b)	11,535,983
421,780	Myovant Sciences Ltd.(b)	4,597,402
158,211	Ultragenyx Pharmaceutical, Inc.(b)	13,460,592

		146,028,403

Building Products – 1.2%
461,677	Fortune Brands Home & Security, Inc.	26,698,781

Capital Markets – 4.4%
219,242	Affiliated Managers Group, Inc.	36,817,309
213,661	Evercore Partners, Inc. Class A	16,996,732
1,037,331	Lazard Ltd. Class A	44,667,473

		98,481,514

Chemicals – 4.1%
259,064	Ashland Global Holdings, Inc.	31,258,662
982,663	RPM International, Inc.	52,366,112
357,519	Valvoline, Inc.(b)	8,015,576

		91,640,350

Commercial Services & Supplies – 1.8%
997,519	Healthcare Services Group, Inc.	41,277,336

Construction Materials* – 1.1%
1,051,646	Summit Materials, Inc. Class A	25,123,823

Consumer Finance* – 0.9%
1,631,647	SLM Corp.	19,563,448

Containers & Packaging – 1.4%
377,705	Avery Dennison Corp.	30,484,571

Electrical Equipment – 3.5%
216,029	Hubbell, Inc.	25,625,360
148,099	Rockwell Automation, Inc.	22,377,759
709,243	Sensata Technologies Holding NV*	29,114,425

		77,117,544

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.9%
322,771	Amphenol Corp. Class A	22,338,981
739,538	Badger Meter, Inc.	27,067,091
212,279	Cognex Corp.	16,305,150

		65,711,222

Energy Equipment & Services* – 0.4%
154,897	Dril-Quip, Inc.	9,502,931

Equity Real Estate Investment Trusts (REITs)* – 0.6%
112,199	SBA Communications Corp.	12,989,278

Food & Staples Retailing – 0.6%
455,077	Whole Foods Market, Inc.	13,957,212

Food Products – 3.4%
1,292,988	Blue Buffalo Pet Products, Inc.*	31,600,627
449,706	Snyder’s-Lance, Inc.	17,799,364
306,979	TreeHouse Foods, Inc.*	26,117,773

		75,517,764

Health Care Equipment & Supplies – 5.4%
208,576	ABIOMED, Inc.*	24,605,711
138,707	C.R. Bard, Inc.	34,016,505
107,924	ICU Medical, Inc.*	16,231,769
111,726	IDEXX Laboratories, Inc.*	16,193,566
304,621	Nevro Corp.*	29,240,570

		120,288,121

Health Care Providers & Services* – 0.9%
474,148	Acadia Healthcare Co., Inc.	21,203,899

Health Care Technology*(b) – 0.6%
632,872	Evolent Health, Inc. Class A	12,467,578

Hotels, Restaurants & Leisure – 5.9%
85,449	Chipotle Mexican Grill, Inc.*	35,780,914
214,619	Jack in the Box, Inc.	20,111,946
217,081	Panera Bread Co. Class A*	50,102,295
237,050	Shake Shack, Inc. Class A*(b)	8,493,502
696,230	Wingstop, Inc.(b)	18,310,849

		132,799,506

Household Durables* – 1.0%
983,492	M/I Homes, Inc.	23,210,411

Internet Software & Services* – 2.2%
1,048,975	GoDaddy, Inc. Class A	38,654,729
119,272	Match Group, Inc.(b)	1,927,436
261,282	Yelp, Inc.	8,805,203

		49,387,368

IT Services – 7.6%
1,169,968	Black Knight Financial Services, Inc. Class A*	45,043,768
97,732	FleetCor Technologies, Inc.*	16,614,440
108,587	Gartner, Inc.*	11,207,264
580,301	Global Payments, Inc.	46,244,187
670,903	InterXion Holding NV*	26,098,127
443,026	Total System Services, Inc.	24,136,056

		169,343,842

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services – 3.7%
459,538	Agilent Technologies, Inc.	$23,574,299
73,495	Mettler-Toledo International, Inc.*	34,999,789
427,464	PerkinElmer, Inc.	23,194,197

		81,768,285

Machinery – 9.7%
244,025	Graco, Inc.	22,147,709
183,286	IDEX Corp.	16,897,136
375,932	John Bean Technologies Corp.	33,608,321
652,785	Kornit Digital Ltd.*(b)	10,575,117
184,822	Tennant Co.	12,983,746
321,573	The Gorman-Rupp Co.	10,010,567
377,464	The Middleby Corp.*	52,358,031
1,213,272	Xylem, Inc.	58,382,649

		216,963,276

Oil, Gas & Consumable Fuels* – 0.8%
130,254	Concho Resources, Inc.	17,252,142

Pharmaceuticals*(b) – 0.3%
340,898	Revance Therapeutics, Inc.	7,158,858

Real Estate Management & Development – 1.5%
1,117,365	HFF, Inc. Class A	33,129,872

Semiconductors & Semiconductor Equipment* – 1.3%
215,596	Cavium, Inc.	14,123,694
210,490	Qorvo, Inc.	13,913,389

		28,037,083

Software* – 6.2%
419,988	Guidewire Software, Inc.	22,948,144
341,898	Mobileye NV(b)	15,563,197
285,581	Red Hat, Inc.	23,648,963
185,381	ServiceNow, Inc.	16,113,316
189,188	Splunk, Inc.	11,678,575
240,521	Tableau Software, Inc. Class A	12,685,078
234,125	Tyler Technologies, Inc.	35,505,056

		138,142,329

Specialty Retail – 6.0%
144,507	Advance Auto Parts, Inc.	22,631,241
455,952	Burlington Stores, Inc.*	40,584,288
552,859	Five Below, Inc.*	21,312,715
235,854	Tractor Supply Co.	16,724,407
116,908	Ulta Salon, Cosmetics & Fragrance, Inc.*	31,966,154

		133,218,805

Technology Hardware, Storage & Peripherals* – 2.1%
1,002,776	Electronics For Imaging, Inc.	46,197,890

Textiles, Apparel & Luxury Goods – 1.5%
953,129	Kate Spade & Co.*	22,741,658
110,409	PVH Corp.	10,113,464

		32,855,122

Common Stocks – (continued)
Trading Companies & Distributors – 0.9%
134,103	Fastenal Co.	6,709,173
66,023	MSC Industrial Direct Co., Inc. Class A	6,641,254
26,839	W.W. Grainger, Inc.	6,654,998

		20,005,425

TOTAL COMMON STOCKS
(Cost $1,741,620,260)		$2,156,462,461

Shares	Distribution Rate	Value
Investment Companies(a)(c) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,428,823	0.470%	$35,428,823
(Cost $35,428,823)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,777,049,083)		$2,191,891,284

Securities Lending Reinvestment Vehicle(a)(c) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,820,930	0.470%	$35,820,930
(Cost $35,820,930)

TOTAL INVESTMENTS – 99.8%
(Cost $1,812,870,013)		$2,227,712,214

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		5,356,323

NET ASSETS – 100.0%		$2,233,068,537

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund/issuer.
(b)	All or a portion of security is on loan.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 2.3%
8,753	General Dynamics Corp.	$1,661,407
16,690	Northrop Grumman Corp.	4,123,932
11,972	The Boeing Co.	2,157,714

		7,943,053

Banks – 1.4%
78,780	SunTrust Banks, Inc.	4,686,622

Beverages – 2.9%
32,397	Brown-Forman Corp. Class B	1,579,677
37,025	Molson Coors Brewing Co. Class B	3,716,940
69,423	Monster Beverage Corp.*	2,876,889
37,430	The Coca-Cola Co.	1,570,563

		9,744,069

Biotechnology – 3.4%
29,278	Celgene Corp.*	3,616,126
28,574	Gilead Sciences, Inc.	2,013,896
21,732	Incyte Corp.*	2,892,529
32,397	Vertex Pharmaceuticals, Inc.*	2,935,816

		11,458,367

Building Products – 0.8%
47,028	Fortune Brands Home & Security, Inc.	2,719,629

Capital Markets – 3.2%
88,540	Intercontinental Exchange, Inc.	5,058,290
65,700	Northern Trust Corp.	5,738,895

		10,797,185

Chemicals – 2.0%
18,613	Ashland Global Holdings, Inc.	2,245,845
11,469	The Sherwin-Williams Co.	3,538,645
49,300	Valvoline, Inc.(a)	1,105,306

		6,889,796

Consumer Finance* – 0.5%
138,142	SLM Corp.	1,656,323

Energy Equipment & Services – 1.0%
43,062	Schlumberger Ltd.	3,460,462

Equity Real Estate Investment Trusts (REITs) – 3.4%
56,343	American Tower Corp.	6,467,613
13,775	Equinix, Inc.	5,180,364

		11,647,977

Food & Staples Retailing – 4.1%
51,614	Costco Wholesale Corp.	9,144,968
38,365	Walgreens Boots Alliance, Inc.	3,313,969
44,873	Whole Foods Market, Inc.	1,376,255

		13,835,192

Food Products – 0.8%
28,323	The Kraft Heinz Co.	2,591,838

Health Care Equipment & Supplies – 3.3%
127,980	Boston Scientific Corp.*	3,141,909
58,557	Danaher Corp.	5,009,551

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
33,303	Edwards Lifesciences Corp.*	3,131,814

		11,283,274

Health Care Providers & Services – 1.0%
26,562	Aetna, Inc.	3,420,123

Hotels, Restaurants & Leisure – 2.4%
7,717	Chipotle Mexican Grill, Inc.*	3,231,417
39,330	McDonald’s Corp.	5,020,474

		8,251,891

Household Durables – 0.7%
47,691	Newell Brands, Inc.	2,338,290

Household Products – 0.5%
24,651	Colgate-Palmolive Co.	1,799,030

Industrial Conglomerates – 3.3%
15,477	3M Co.	2,884,139
46,133	Honeywell International, Inc.	5,743,559
12,677	Roper Technologies, Inc.	2,652,028

		11,279,726

Internet & Direct Marketing Retail* – 6.5%
15,091	Amazon.com, Inc.	12,752,499
30,888	Netflix, Inc.	4,390,111
2,816	The Priceline Group, Inc.	4,855,150

		21,997,760

Internet Software & Services* – 9.2%
12,375	Alphabet, Inc. Class A	10,456,009
9,357	Alphabet, Inc. Class C	7,702,776
95,683	Facebook, Inc. Class A	12,968,874

		31,127,659

IT Services – 3.4%
31,822	Fiserv, Inc.*	3,672,259
70,631	MasterCard, Inc. Class A	7,801,900

		11,474,159

Life Sciences Tools & Services – 1.5%
46,282	Agilent Technologies, Inc.	2,374,267
15,940	Illumina, Inc.*	2,668,356

		5,042,623

Machinery – 3.2%
52,520	Fortive Corp.	3,027,778
29,278	The Middleby Corp.*	4,061,151
75,763	Xylem, Inc.	3,645,716

		10,734,645

Media – 4.4%
231,189	Comcast Corp. Class A	8,651,092
57,853	The Walt Disney Co.	6,369,037

		15,020,129

Oil, Gas & Consumable Fuels* – 0.6%
15,091	Concho Resources, Inc.	1,998,803

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Personal Products – 0.5%
19,518	The Estee Lauder Cos., Inc. Class A	$1,617,066

Pharmaceuticals – 4.4%
19,619	Allergan PLC	4,803,124
87,735	Eli Lilly & Co.	7,265,335
54,633	Zoetis, Inc.	2,912,485

		14,980,944

Road & Rail – 1.6%
108,260	CSX Corp.	5,257,106

Semiconductors & Semiconductor Equipment – 0.9%
39,339	Texas Instruments, Inc.	3,014,154

Software – 10.6%
28,290	Adobe Systems, Inc.*	3,347,839
46,685	Electronic Arts, Inc.*	4,038,252
26,506	Intuit, Inc.	3,324,913
227,084	Microsoft Corp.	14,528,834
37,529	Mobileye NV*	1,708,320
111,681	Oracle Corp.	4,756,494
49,400	salesforce.com, Inc.*	4,018,690

		35,723,342

Specialty Retail – 3.7%
11,151	O’Reilly Automotive, Inc.*	3,029,838
61,172	Ross Stores, Inc.	4,195,176
37,025	The Home Depot, Inc.	5,365,293

		12,590,307

Technology Hardware, Storage & Peripherals – 7.2%
178,991	Apple, Inc.	24,519,977

Textiles, Apparel & Luxury Goods – 2.9%
98,903	Kate Spade & Co.*	2,359,826
104,034	NIKE, Inc. Class B	5,946,583
16,197	PVH Corp.	1,483,645

		9,790,054

Tobacco – 0.6%
17,809	Philip Morris International, Inc.	1,947,414

TOTAL COMMON STOCKS
(Cost $221,054,411)		$332,638,989

Shares	Distribution Rate	Value
Investment Companies(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
146	0.470%	$146
(Cost $146)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $221,054,557)		$332,639,135

Securities Lending Reinvestment Vehicle(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,206,675	0.470	1,206,675
(Cost $1,206,675)

TOTAL INVESTMENTS – 98.6%
(Cost $222,261,232)		$333,845,810

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		4,833,611

NET ASSETS – 100.0%		$338,679,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%
Capital Markets – 1.5%
105,118	Intercontinental Exchange, Inc.	$6,005,391

Electronic Equipment, Instruments & Components – 3.6%
209,651	Amphenol Corp. Class A	14,509,946

Equity Real Estate Investment Trusts (REITs) – 8.7%
116,427	American Tower Corp.	13,364,655
25,848	Equinix, Inc.	9,720,657
102,654	SBA Communications Corp.*	11,884,254

		34,969,566

Internet & Direct Marketing Retail – 9.1%
28,550	Amazon.com, Inc.*	24,125,892
43,024	Expedia, Inc.	5,121,577
4,339	The Priceline Group, Inc.*	7,481,000

		36,728,469

Internet Software & Services* – 15.5%
21,204	Alphabet, Inc. Class A	17,915,896
20,142	Alphabet, Inc. Class C	16,581,096
173,248	Facebook, Inc. Class A	23,482,034
139,016	Yelp, Inc.	4,684,839

		62,663,865

IT Services – 13.1%
187,962	Black Knight Financial Services, Inc. Class A*(a)	7,236,537
74,419	Cognizant Technology Solutions Corp. Class A*	4,410,814
49,337	Fidelity National Information Services, Inc.	4,058,955
26,518	FleetCor Technologies, Inc.*	4,508,060
44,602	Gartner, Inc.*	4,603,372
105,742	Global Payments, Inc.	8,426,580
120,038	MasterCard, Inc. Class A	13,259,398
116,050	Total System Services, Inc.	6,322,404

		52,826,120

Semiconductors & Semiconductor Equipment – 12.0%
307,484	Applied Materials, Inc.	11,137,071
91,494	Cavium, Inc.*	5,993,772
155,120	NXP Semiconductors NV*	15,947,887
99,977	Qorvo, Inc.*	6,608,480
111,634	Texas Instruments, Inc.	8,553,397

		48,240,607

Software – 25.6%
73,290	Adobe Systems, Inc.*	8,673,139
46,645	Autodesk, Inc.*	4,025,464
82,219	Electronic Arts, Inc.*	7,111,943
79,593	Intuit, Inc.	9,984,146
247,145	Microsoft Corp.	15,812,337
370,721	Oracle Corp.	15,789,007
105,587	Red Hat, Inc.*	8,743,659
95,443	Salesforce.com, Inc.*	7,764,288
130,164	ServiceNow, Inc.*	11,313,855
163,542	Splunk, Inc.*	10,095,448

Common Stocks – (continued)
Software – (continued)
45,867	Workday, Inc. Class A*	3,803,750

		103,117,036

Technology Hardware, Storage & Peripherals – 10.2%
248,408	Apple, Inc.	34,029,412
157,958	Electronics For Imaging, Inc.*	7,277,125

		41,306,537

TOTAL COMMON STOCKS
(Cost $225,427,127)		$400,367,537

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $225,427,127)		$400,367,537

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
742,800	0.470%	$742,800
(Cost $742,800)

TOTAL INVESTMENTS – 99.5%
(Cost $226,169,927)		$401,110,337

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,896,840

NET ASSETS – 100.0%		$403,007,177

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $576,516,693, $90,105,895, $5,391,563, $11,803,655, $12,214,721, $2,242,630,139, $1,711,076,986, $221,054,411 and $225,427,127)(a)	$862,197,400
Investments of affiliated issuers, at value (cost $290, $78, $50,469, $0, $713,488, $4,690, $65,972,097, $146 and $0)	290
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	2,330,752
Collateral received for securities on loan	4,082,386
Cash	2,084,616
Receivables:
Investments sold	3,944,419
Dividends and interest	1,122,564
Fund shares sold	58,797
Reimbursement from investment adviser	34,148
Foreign tax reclaims	32,145
Securities lending income	8,227
Other assets	12,219
Total assets	875,907,963

Liabilities:
Payables:
Payable upon return of securities loaned	6,413,138
Investments purchased	2,262,991
Fund shares redeemed	813,270
Management fees	464,440
Distribution and Service fees and Transfer Agency fees	282,054
Accrued expenses	162,987
Total liabilities	10,398,880

Net Assets:
Paid-in capital	569,834,790
Undistributed (distributions in excess of) net investment income (loss)	420,674
Accumulated net realized gain (loss)	9,572,912
Net unrealized gain	285,680,707
NET ASSETS	$865,509,083
Net Assets:
Class A	$638,133,017
Class C	69,339,645
Institutional	146,252,029
Service	1,718,779
Class IR	6,499,535
Class R	3,555,314
Class R6	10,764
Total Net Assets	$865,509,083
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	24,632,474
Class C	3,484,928
Institutional	5,177,253
Service	68,492
Class IR	247,853
Class R	141,505
Class R6	381
Net asset value, offering and redemption price per share:(b)
Class A	$25.91
Class C	19.90
Institutional	28.25
Service	25.09
Class IR	26.22
Class R	25.12
Class R6	28.24

(a)	Includes loaned securities having a market value of $6,256,629, $176,480, $32,281,220, $50,518,137, $1,172,940 and $1,434,040 for the Capital Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds is $27.42, $16.91, $15.09, $13.33, $15.69, $23.07, $21.22, $13.11 and $20.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$129,580,273	$7,190,537	$16,992,006	$15,951,414	$2,864,114,058	$2,123,901,713	$332,638,989	$400,367,537
78	50,469	—	713,488	4,690	67,989,571	146	—
—	—	94,800	—	18,866,365	35,820,930	1,206,675	742,800
—	—	86,151	—	14,190,856	15,952,770	—	724,450
806,611	110,828	54,900	244,601	33,073,607	34,045,440	1,182,594	2,929,407

1,110,873	192,295	340,751	—	22,900,534	24,623,006	22,611,613	4,745,069
162,134	14,450	20,928	16,620	2,410,471	1,569,616	467,083	178,831
7,917	104	11,904	50	1,929,686	2,712,088	219,924	308,380
19,550	25,613	22,203	22,600	27,351	—	23,332	24,487
—	233	—	—	—	—	—	—
—	—	211	—	79,813	64,058	3,845	3,704
1,234	3,281	3,596	3,004	16,127	13,109	5,248	2,245
131,688,670	7,587,810	17,627,450	16,951,777	2,957,613,558	2,306,692,301	358,359,449	410,026,910

—	—	180,951	—	33,057,221	51,773,700	1,206,675	1,467,250
78	183,827	42,841	62	4,033,203	14,246,388	146	4,076,209
55,270	87	11,856	683,938	9,900,688	5,366,509	18,165,040	899,169
77,663	4,174	10,257	9,586	2,004,065	1,455,523	190,789	290,170
7,484	966	3,165	743	358,584	449,359	33,762	131,742
85,564	49,754	48,878	36,076	399,548	332,284	83,616	155,193
226,059	238,808	297,948	730,405	49,753,309	73,623,763	19,680,028	7,019,733

89,294,404	5,531,397	11,712,027	13,453,022	2,196,699,884	1,775,291,411	217,669,531	224,410,756
81,636	10,965	1,685	44,563	(12,834,236)	(15,635,142)	608,737	(3,403,351)
2,612,193	7,666	427,439	(1,012,906)	102,510,681	58,570,067	8,816,575	7,059,362
39,474,378	1,798,974	5,188,351	3,736,693	621,483,919	414,842,201	111,584,578	174,940,410
$131,462,611	$7,349,002	$17,329,502	$16,221,372	$2,907,860,248	$2,233,068,537	$338,679,421	$403,007,177

$5,575,787	$1,922,423	$5,148,295	$220,901	$527,488,465	$400,437,035	$46,179,638	$231,590,520
2,154,453	168,466	1,274,239	181,926	106,986,900	226,600,908	9,846,922	52,544,252
123,086,761	4,951,572	10,308,881	15,728,957	1,945,526,975	1,094,555,665	280,695,358	83,052,531
—	—	—	—	33,147,423	14,887,406	430,805	13,047,559
609,346	274,979	551,998	61,208	134,256,811	448,105,208	1,352,807	22,772,315
25,698	20,834	35,545	17,898	59,337,273	29,676,482	163,074	—
10,566	10,728	10,544	10,482	101,116,401	18,805,833	10,817	—
$131,462,611	$7,349,002	$17,329,502	$16,221,372	$2,907,860,248	$2,233,068,537	$338,679,421	$403,007,177

349,013	134,834	408,530	14,896	24,193,405	19,974,995	3,725,959	11,824,711
158,525	12,161	111,277	12,642	6,526,212	12,745,368	952,385	3,164,991
7,291,535	345,939	775,891	1,048,121	77,799,095	51,694,598	21,329,850	3,892,450
—	—	—	—	1,579,603	758,570	34,958	677,700
37,649	19,201	42,237	4,089	5,935,248	21,713,748	102,801	1,079,727
1,652	1,455	2,904	1,214	2,819,040	1,522,943	13,362	—
626	749	794	698	4,042,408	887,893	823	—

$15.98	$14.26	$12.60	$14.83	$21.80	$20.05	$12.39	$19.59
13.59	13.85	11.45	14.39	16.39	17.78	10.34	16.60
16.88	14.31	13.29	15.01	25.01	21.17	13.16	21.34
—	—	—	—	20.98	19.63	12.32	19.25
16.18	14.32	13.07	14.97	22.62	20.64	13.16	21.09
15.55	14.32	12.24	14.75	21.05	19.49	12.20	—
16.88	14.32	13.29	15.01	25.01	21.18	13.15	—

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

Capital Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $12,313, $0, $0, $0, $0, $0, $0, $31,343 and $0)	$5,107,601
Dividends — affiliated issuers	6,042
Interest	—
Securities lending income — affiliated issuer	22,417
Total investment income	5,136,060

Expenses:
Management fees	4,122,469
Distribution and Service fees(a)	1,102,598
Transfer Agency fees(a)	677,809
Printing and mailing costs	74,364
Custody, accounting and administrative services	53,208
Professional fees	43,608
Registration fees	42,633
Trustee fees	9,163
Service Share fees — Service Plan	1,961
Service Share fees — Shareholder Administration Plan	1,961
Other	14,646
Total expenses	6,144,420
Less — expense reductions	(1,419,792)
Net expenses	4,724,628
NET INVESTMENT INCOME (LOSS)	411,432

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $0, $6,046, $84, $157, $386, $65,784, $42,431, $10,796 and $2,497)	12,657,298
Investments — affiliated issuers	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	57,582,491
Investments — affiliated issuers	—
Net realized and unrealized gain	70,239,789
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,651,221

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	$761,825	$332,185	$8,588	$578,987	$63,115	$27,807	$314	$4,321	$3,263	$2
Concentrated Growth	6,972	10,406	58	5,299	1,977	24,677	—	390	22	2
Dynamic U.S. Equity	2,451	807	48	1,863	153	1,025	—	173	18	2
Flexible Cap Growth	6,863	6,540	72	5,215	1,243	1,892	—	222	27	2
Focused Growth	287	842	42	219	160	3,944	—	54	16	2
Growth Opportunities	694,786	569,869	147,630	528,037	108,275	396,908	6,865	122,125	56,100	8,311
Small/Mid Cap Growth	773,798	1,186,513	78,060	588,086	225,438	225,807	2,749	288,988	29,663	1,358
Strategic Growth	55,075	50,747	327	41,857	9,642	54,756	58	844	124	2
Technology Opportunities	285,624	255,794	—	217,074	48,601	16,413	2,347	9,728	—	—

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$799,253	$60,622	$92,747	$129,123	$10,836,388	$8,748,841	$1,990,554	$1,325,975
1,502	69	81	378	21,911	13,211	1,874	110
304	—	47	24	—	2,393	1,345	1,654
—	—	563	—	221,079	190,643	10,433	10,019
801,059	60,691	93,438	129,525	11,079,378	8,955,088	2,004,206	1,337,758

657,441	26,101	82,648	101,019	14,309,012	11,558,341	1,646,544	1,918,489
17,436	3,306	13,475	1,171	1,412,285	2,038,371	106,149	541,418
32,367	3,234	8,601	4,395	1,226,621	1,362,089	107,283	294,163
12,934	10,117	10,600	10,107	157,064	136,011	21,708	53,544
23,994	21,451	24,729	21,447	96,461	90,147	32,595	32,123
41,049	49,425	40,437	41,000	43,608	35,923	42,426	39,957
35,763	58,400	40,820	42,617	61,618	74,754	43,291	30,876
8,418	8,272	8,282	8,291	11,627	10,991	8,651	8,672
—	—	—	—	42,905	17,183	360	14,670
—	—	—	—	42,905	17,183	360	14,670
5,093	3,325	3,425	3,540	38,137	57,480	8,346	7,873
834,495	183,631	233,017	233,587	17,442,243	15,398,473	2,017,713	2,956,455
(270,326)	(148,004)	(146,542)	(151,013)	(1,415,950)	(1,762,063)	(628,722)	(159,969)
564,169	35,627	86,475	82,574	16,026,293	13,636,410	1,388,991	2,796,486
236,890	25,064	6,963	46,951	(4,946,915)	(4,681,322)	615,215	(1,458,728)

5,683,761	428,395	530,427	593,869	137,151,495	88,621,616	18,856,088	9,146,249
—	—	—	—	—	(19,541)	—	—

2,592,678	248,271	688,364	59,118	(46,777,482)	6,643,986	6,398,691	28,562,925
—	—	—	—	—	2,460,224	—	—
8,276,439	676,666	1,218,791	652,987	90,374,013	97,706,285	25,254,779	37,709,174
$8,513,329	$701,730	$1,225,754	$699,938	$85,427,098	$93,024,963	$25,869,994	$36,250,446

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$411,432	$1,001,228
Net realized gain (loss)	12,657,298	12,702,788
Net change in unrealized gain (loss)	57,582,491	32,983,438
Net increase (decrease) in net assets resulting from operations	70,651,221	46,687,454

Distributions to shareholders:
From net investment income
Class A Shares	(351,955)	—
Class C Shares	—	—
Institutional Shares	(602,702)	(262,248)
Service Shares	—	—
Class IR Shares	(15,368)	(3,425)
Class R Shares	—	—
Class R6 Shares	(45)	(18)
From net realized gains
Class A Shares	(8,263,004)	(53,960,173)
Class C Shares	(1,166,606)	(7,608,296)
Institutional Shares	(1,734,258)	(13,105,149)
Service Shares	(21,688)	(152,819)
Class IR Shares	(59,705)	(374,339)
Class R Shares	(48,146)	(304,242)
Class R6 Shares	(123)	(712)
Total distributions to shareholders	(12,263,600)	(75,771,421)

From share transactions:
Proceeds from sales of shares	16,678,702	34,992,956
Reinvestment of distributions	11,586,016	71,646,769
Cost of shares redeemed	(70,954,188)	(155,817,837)
Net decrease in net assets resulting from share transactions	(42,689,470)	(49,178,112)
TOTAL INCREASE (DECREASE)	15,698,151	(78,262,079)

Net assets:
Beginning of period	849,810,932	928,073,011
End of period	$865,509,083	$849,810,932
Undistributed net investment income	$420,674	$979,312

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$236,890	$600,808	$25,064	$104,373
5,683,761	(2,449,540)	428,395	(63,632)
2,592,678	9,687,706	248,271	332,852
8,513,329	7,838,974	701,730	373,593

(11,087)	—	(10,370)	(17,622)
—	—	—	—
(751,721)	(373,404)	(57,578)	(103,664)
—	—	—	—
(2,033)	(483)	(1,491)	(2,981)
—	—	—	—
(63)	(26)	(101)	(102)

(23,848)	(842,410)	(326)	(290,672)
(10,841)	(395,561)	(23)	(33,918)
(508,883)	(16,282,694)	(796)	(976,319)
—	—	—	—
(1,669)	(36,485)	(31)	(40,105)
(104)	(3,308)	(3)	(5,478)
(40)	(1,002)	(2)	(901)
(1,310,289)	(17,935,373)	(70,721)	(1,471,762)

3,176,560	6,131,931	1,572,137	1,218,198
1,290,974	17,572,644	70,721	1,161,930
(24,274,080)	(36,526,581)	(2,183,321)	(9,246,741)
(19,806,546)	(12,822,006)	(540,463)	(6,866,613)
(12,603,506)	(22,918,405)	90,546	(7,964,782)

144,066,117	166,984,522	7,258,456	15,223,238
$131,462,611	$144,066,117	$7,349,002	$7,258,456
$81,636	$609,650	$10,965	$55,441

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Growth Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$6,963	$(13,099)
Net realized gain (loss)	530,427	193,770
Net change in unrealized gain (loss)	688,364	596,395
Net increase (decrease) in net assets resulting from operations	1,225,754	777,066

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
From net realized gains
Class A Shares	(5,826)	(458,035)
Class C Shares	(1,496)	(116,932)
Institutional Shares	(9,494)	(497,675)
Service Shares	—	—
Class IR Shares	(198)	(13,475)
Class R Shares	(27)	(2,254)
Class R6 Shares	(10)	(544)
Total distributions to shareholders	(17,051)	(1,088,915)

From share transactions:
Proceeds from sales of shares	2,071,708	3,195,796
Reinvestment of distributions	17,051	1,088,915
Cost of shares redeemed	(2,943,848)	(4,728,552)
Net decrease in net assets resulting from share transactions	(855,089)	(443,841)
TOTAL INCREASE (DECREASE)	353,614	(755,690)

Net assets:
Beginning of period	16,975,888	17,731,578
End of period	$17,329,502	$16,975,888
Undistributed (distributions in excess of) net investment income (loss)	$1,685	$(5,278)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund		Growth Opportunities Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$46,951	$161,132	$(4,946,915)	$(9,095,539)
593,869	(1,517,766)	137,151,495	143,274,021
59,118	2,432,571	(46,777,482)	(51,072,627)
699,938	1,075,937	85,427,098	83,105,855

(1,594)	(451)	—	—
—	(262)	—	—
(162,046)	(76,800)	—	—
—	—	—	—
(574)	(21)	—	—
(72)	—	—	—
(103)	(24)	—	—

—	(14,231)	(14,410,877)	(97,819,695)
—	(14,215)	(3,935,680)	(23,532,032)
—	(1,744,722)	(45,399,922)	(309,058,207)
—	—	(939,914)	(5,746,888)
—	(872)	(3,279,388)	(18,674,509)
—	(868)	(1,600,130)	(9,066,946)
—	(495)	(2,386,639)	(1,081,229)
(164,389)	(1,852,961)	(71,952,550)	(464,979,506)

484,469	2,465,625	334,502,642	664,433,721
164,389	1,852,961	64,113,934	390,089,513
(9,575,256)	(12,507,765)	(706,117,890)	(2,055,513,321)
(8,926,398)	(8,189,179)	(307,501,314)	(1,000,990,087)
(8,390,849)	(8,966,203)	(294,026,766)	(1,382,863,738)

24,612,221	33,578,424	3,201,887,014	4,584,750,752
$16,221,372	$24,612,221	$2,907,860,248	$3,201,887,014
$44,563	$162,001	$(12,834,236)	$(7,887,321)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income (loss)	$(4,681,322)	$(16,317,215)
Net realized gain (loss)	88,602,075	52,255,039
Net change in unrealized gain (loss)	9,104,210	(71,634,818)
Net increase (decrease) in net assets resulting from operations	93,024,963	(35,696,994)

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
From net realized gains
Class A Shares	(22,115,735)	(33,875,139)
Class C Shares	(9,352,469)	(10,986,288)
Institutional Shares	(37,610,927)	(47,806,278)
Service Shares	(484,480)	(475,742)
Class IR Shares	(10,342,325)	(10,051,807)
Class R Shares	(1,149,251)	(1,254,158)
Class R6 Shares	(610,048)	(313)
Total distributions to shareholders	(81,665,235)	(104,449,725)

From share transactions:
Proceeds from sales of shares	451,455,862	1,008,705,061
Reinvestment of distributions	73,298,160	93,324,637
Cost of shares redeemed	(911,876,435)	(1,151,579,076)
Net decrease in net assets resulting from share transactions	(387,122,413)	(49,549,378)
TOTAL INCREASE (DECREASE)	(375,762,685)	(189,696,097)

Net assets:
Beginning of period	2,608,831,222	2,798,527,319
End of period	$2,233,068,537	$2,608,831,222
Undistributed (distributions in excess of) net investment income (loss)	$(15,635,142)	$(10,953,820)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Opportunities Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$615,215	$2,040,512	$(1,458,728)	$(2,695,009)
18,856,088	1,548,451	9,146,249	18,604,630
6,398,691	21,597,125	28,562,925	31,771,257
25,869,994	25,186,088	36,250,446	47,680,878

(143,097)	(72,760)	—	—
—	—	—	—
(1,865,022)	(1,396,604)	—	—
(1,064)	(299)	—	—
(4,837)	(2,572)	—	—
(579)	(106)	—	—
(71)	(42)	—	—

(1,309,232)	(2,662,084)	(10,972,102)	(21,931,579)
(359,532)	(747,201)	(2,857,031)	(5,298,231)
(7,706,675)	(18,504,227)	(3,662,504)	(6,969,643)
(8,931)	(12,976)	(563,605)	(975,553)
(24,506)	(47,249)	(412,820)	(511,029)
(4,139)	(4,036)	—	—
(285)	(516)	—	—
(11,427,970)	(23,450,672)	(18,468,062)	(35,686,035)

44,548,387	110,866,442	55,276,406	64,248,588
11,138,138	22,818,629	16,881,342	32,420,710
(84,789,236)	(166,077,206)	(74,545,257)	(133,609,474)
(29,102,711)	(32,392,135)	(2,387,509)	(36,940,176)
(14,660,687)	(30,656,719)	15,394,875	(24,945,333)

353,340,108	383,996,827	387,612,302	412,557,635
$338,679,421	$353,340,108	$403,007,177	$387,612,302
$608,737	$2,008,192	$(3,403,351)	$(1,944,623)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$24.15	$0.01		$2.09	$2.10	$(0.01)	$(0.33)	$(0.34)
2017 - C	18.68	(0.06)		1.61	1.55	—	(0.33)	(0.33)
2017 - Institutional	26.35	0.06		2.28	2.34	(0.11)	(0.33)	(0.44)
2017 - Service	23.40	—	(e)	2.02	2.02	—	(0.33)	(0.33)
2017 - IR	24.48	0.05		2.10	2.15	(0.08)	(0.33)	(0.41)
2017 - R	23.44	(0.02)		2.03	2.01	—	(0.33)	(0.33)
2017 - R6	26.34	0.07		2.28	2.35	(0.12)	(0.33)	(0.45)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	24.80	0.03		1.37	1.40	—	(2.05)	(2.05)
2016 - C	19.77	(0.12)		1.08	0.96	—	(2.05)	(2.05)
2016 - Institutional	26.82	0.13		1.49	1.62	(0.04)	(2.05)	(2.09)
2016 - Service	24.12	—	(e)	1.33	1.33	—	(2.05)	(2.05)
2016 - IR	25.07	0.08		1.40	1.48	(0.02)	(2.05)	(2.07)
2016 - R	24.19	(0.03)		1.33	1.30	—	(2.05)	(2.05)
2016 - R6	26.82	0.13		1.49	1.62	(0.05)	(2.05)	(2.10)
2015 - A	28.16	0.01		1.00	1.01	—	(4.37)	(4.37)
2015 - C	23.45	(0.15)		0.84	0.69	—	(4.37)	(4.37)
2015 - Institutional	30.01	0.12		1.06	1.18	—	(4.37)	(4.37)
2015 - Service	27.53	(0.02)		0.98	0.96	—	(4.37)	(4.37)
2015 - IR	28.36	0.07		1.01	1.08	—	(4.37)	(4.37)
2015 - R	27.64	(0.06)		0.98	0.92	—	(4.37)	(4.37)
2015 - R6 (Commenced July 31,2015)	28.86	0.01		(2.05)	(2.04)	—	—	—
2014 - A	28.13	(0.01)		6.41	6.40	(0.08)	(6.29)	(6.37)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(g)	3.66	3.76	(0.03)	—	(0.03)
2013 - C	21.35	(0.08	)(g)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(g)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(g)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(g)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(g)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(e)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$25.91	8.83%	$638,133	1.15	%(d)	1.50	%(d)	0.09	%(d)	23%
19.90	8.44	69,340	1.90	(d)	2.25	(d)	(0.66	)(d)	23
28.25	9.03	146,252	0.75	(d)	1.10	(d)	0.49	(d)	23
25.09	8.75	1,719	1.25	(d)	1.60	(d)	—	(d)(f)	23
26.22	8.93	6,500	0.90	(d)	1.25	(d)	0.39	(d)	23
25.12	8.69	3,555	1.40	(d)	1.75	(d)	(0.16	)(d)	23
28.24	9.05	11	0.75	(d)	1.09	(d)	0.50	(d)	23

24.15	5.79	630,091	1.15		1.51		0.11		45
18.68	4.98	68,960	1.90		2.26		(0.64)		45
26.35	6.19	141,442	0.75		1.11		0.50		45
23.40	5.66	1,561	1.25		1.61		0.01		45
24.48	6.05	4,297	0.90		1.26		0.35		45
23.44	5.51	3,450	1.40		1.76		(0.15)		45
26.34	6.19	10	0.74		1.09		0.52		45
24.80	3.34	669,345	1.15		1.49		0.04		55
19.77	2.55	75,941	1.90		2.25		(0.71)		55
26.82	3.75	173,539	0.75		1.09		0.44		55
24.12	3.23	1,917	1.25		1.60		(0.08)		55
25.07	3.59	3,823	0.90		1.24		0.28		55
24.19	3.05	3,500	1.40		1.74		(0.21)		55
26.82	(7.07)	9	0.76	(d)	1.11	(d)	0.54	(d)	55
28.16	25.50	702,534	1.16		1.51		(0.05)		75
23.45	24.57	81,954	1.91		2.26		(0.80)		75
30.01	26.03	147,642	0.76		1.11		0.35		75
27.53	25.39	1,135	1.26		1.61		(0.15)		75
28.36	25.80	2,951	0.91		1.26		0.20		75
27.64	25.18	3,571	1.41		1.76		(0.30)		75
28.13	15.41	630,495	1.14		1.50		0.38	(g)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(g)	52
29.57	15.89	124,795	0.74		1.10		0.75	(g)	52
27.62	15.32	980	1.24		1.60		0.27	(g)	52
28.28	15.75	2,112	0.89		1.25		0.67	(g)	52
27.75	15.15	2,480	1.39		1.75		0.13	(g)	52
24.40	19.24	662,127	1.14		1.48		0.09		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$15.06	$—	(d)	$1.02	$1.02	$(0.03)	$(0.07)	$(0.10)
2017 - C	12.84	(0.05)		0.87	0.82	—	(0.07)	(0.07)
2017 - Institutional	15.94	0.03		1.07	1.10	(0.09)	(0.07)	(0.16)
2017 - IR	15.28	0.02		1.02	1.04	(0.07)	(0.07)	(0.14)
2017 - R	14.65	(0.02)		0.99	0.97	—	(0.07)	(0.07)
2017 - R6	15.95	0.03		1.07	1.10	(0.10)	(0.07)	(0.17)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	16.06	—	(f)	0.81	0.81	—	(1.81)	(1.81)
2016 - C	14.05	(0.09	)(f)	0.69	0.60	—	(1.81)	(1.81)
2016 - Institutional	16.88	0.07	(f)	0.84	0.91	(0.04)	(1.81)	(1.85)
2016 - IR	16.26	0.04	(f)	0.81	0.85	(0.02)	(1.81)	(1.83)
2016 - R	15.71	(0.04	)(f)	0.79	0.75	—	(1.81)	(1.81)
2016 - R6	16.88	0.07	(f)	0.85	0.92	(0.04)	(1.81)	(1.85)
2015 - A	18.94	—	(d)(g)	0.55	0.55	—	(3.43)	(3.43)
2015 - C	17.09	(0.11	)(g)	0.50	0.39	—	(3.43)	(3.43)
2015 - Institutional	19.71	0.08	(g)	0.57	0.65	(0.05)	(3.43)	(3.48)
2015 - IR	19.10	0.05	(g)	0.56	0.61	(0.02)	(3.43)	(3.45)
2015 - R	18.64	(0.05	)(g)	0.55	0.50	—	(3.43)	(3.43)
2015 - R6 (Commenced July 31, 2015)	18.04	0.01	(g)	(1.17)	(1.16)	—	—	—
2014 - A	17.05	(0.06)		3.78	3.72	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(h)	2.03	2.14	(0.06)	—	(0.06)
2013 - C	13.79	(0.06	)(h)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(h)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(h)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(h)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(d)	2.33	2.33	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(g)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(h)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.98	6.79%	$5,576	1.21	%(e)	1.63	%(e)	—	%(e)	36%
13.59	6.39	2,154	1.96	(e)	2.38	(e)	(0.74	)(e)	36
16.88	7.00	123,087	0.82	(e)	1.23	(e)	0.40	(e)	36
16.18	6.91	609	0.96	(e)	1.38	(e)	0.33	(e)	36
15.55	6.62	26	1.46	(e)	1.89	(e)	(0.23	)(e)	36
16.88	6.95	11	0.82	(e)	1.23	(e)	0.41	(e)	36

15.06	5.10	6,573	1.22		1.63		0.03	(f)	55
12.84	4.27	2,192	1.98		2.38		(0.71	)(f)	55
15.94	5.47	134,818	0.82		1.23		0.43	(f)	55
15.28	5.31	452	0.97		1.38		0.27	(f)	55
14.65	4.81	22	1.48		1.89		(0.25	)(f)	55
15.95	5.56	10	0.81		1.21		0.44	(f)	55
16.06	2.54	7,350	1.24		1.60		0.02	(g)	47
14.05	1.78	3,604	1.99		2.35		(0.74	)(g)	47
16.88	2.97	155,652	0.84		1.20		0.42	(g)	47
16.26	2.84	342	0.99		1.35		0.29	(g)	47
15.71	2.28	27	1.49		1.87		(0.31	)(g)	47
16.88	(6.43)	9	0.77	(e)	1.48	(e)	0.46	(e)(g)	47
18.94	22.88	7,564	1.27		1.60		(0.32)		60
17.09	21.98	3,460	2.02		2.35		(1.06)		60
19.71	23.44	169,387	0.87		1.20		0.09		60
19.10	23.20	385	1.02		1.35		(0.06)		60
18.64	22.61	14	1.50		1.84		(0.55)		60
17.05	14.36	8,476	1.26		1.62		0.69	(h)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(h)	57
17.63	14.81	146,183	0.86		1.23		0.56	(h)	57
17.15	14.61	346	1.01		1.38		0.76	(h)	57
16.84	14.13	12	1.51		1.87		0.09	(h)	57
14.97	18.38	92,207	1.26		1.57		0.01		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$13.08	$0.03	$1.22	$1.25	$(0.07)	$— (d)	$(0.07)
2017 - C	12.69	(0.02)	1.18	1.16	—	— (d)	— (d)
2017 - Institutional	13.17	0.05	1.23	1.28	(0.14)	— (d)	(0.14)
2017 - IR	13.16	0.05	1.22	1.27	(0.11)	— (d)	(0.11)
2017 - R	13.09	0.01	1.22	1.23	—	— (d)	—(d
2017 - R6	13.17	0.06	1.23	1.29	(0.14)	— (d)	(0.14)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	13.92	0.09	0.50	0.59	(0.07)	(1.36)	(1.43)
2016 - C	13.56	(0.01)	0.50	0.49	—	(1.36)	(1.36)
2016 - Institutional	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2016 - IR	13.98	0.13	0.50	0.63	(0.09)	(1.36)	(1.45)
2016 - R	13.88	0.07	0.50	0.57	—	(1.36)	(1.36)
2016 - R6	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2015 - A	16.66	0.09	(0.17)	(0.08)	(0.07)	(2.59)	(2.66)
2015 - C	16.33	(0.03)	(0.15)	(0.18)	—	(2.59)	(2.59)
2015 - Institutional	16.75	0.14	(0.16)	(0.02)	(0.13)	(2.59)	(2.72)
2015 - IR	16.72	0.11	(0.15)	(0.04)	(0.11)	(2.59)	(2.70)
2015 - R	16.62	0.04	(0.16)	(0.12)	(0.03)	(2.59)	(2.62)
2015 - R6 (Commenced July 31, 2015)	15.04	0.01	(1.04)	(1.03)	—	—	—
2014 - A	14.79	0.06	3.23	3.29	(0.05)	(1.37)	(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (d)	(0.11)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.26	9.60%	$1,922	1.21	%(e)	5.18	%(e)	0.42	%(e)	47%
13.85	9.16	168	1.96	(e)	5.92	(e)	(0.28	)(e)	47
14.31	9.75	4,952	0.82	(e)	4.79	(e)	0.80	(e)	47
14.32	9.67	275	0.96	(e)	4.97	(e)	0.72	(e)	47
14.32	9.41	21	1.46	(e)	5.44	(e)	0.18	(e)	47
14.32	9.84	11	0.82	(e)	4.78	(e)	0.83	(e)	47

13.08	4.39	2,124	1.22		3.60		0.67		49
12.69	3.66	195	1.97		4.33		(0.10)		49
13.17	4.84	4,754	0.82		3.16		1.10		49
13.16	4.67	156	0.97		3.54		0.97		49
13.09	4.18	19	1.47		3.70		0.49		49
13.17	4.86	10	0.81		3.14		1.09		49
13.92	(1.22)	3,086	1.21		2.81		0.57		67
13.56	(1.96)	355	1.97		3.56		(0.21)		67
14.01	(0.82)	10,855	0.81		2.42		0.93		67
13.98	(0.98)	800	0.96		1.06		0.73		67
13.88	(1.48)	118	1.46		3.10		0.28		67
14.01	(6.85)	9	0.76	(e)	1.65	(e)	1.08	(e)	67
16.66	23.41	4,542	1.20		3.04		0.37		67
16.33	22.44	247	1.95		3.78		(0.37)		67
16.75	23.92	8,995	0.80		2.65		0.76		67
16.72	23.71	205	0.95		2.80		0.61		67
16.62	23.06	110	1.45		3.30		0.11		67
14.79	21.05	2,869	1.18		3.66		0.68		61
14.58	20.20	126	1.93		4.41		(0.09)		61
14.85	21.56	8,646	0.78		3.24		1.06		61
14.83	21.39	174	0.93		3.39		0.90		61
14.78	20.83	51	1.43		3.80		0.29		61
12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$11.74	$(0.01)		$0.88	$0.87	$—	$(0.01)	$(0.01)
2017 - C	10.71	(0.05)		0.80	0.75	—	(0.01)	(0.01)
2017 - Institutional	12.35	0.02		0.93	0.95	—	(0.01)	(0.01)
2017 - IR	12.16	0.02		0.90	0.92	—	(0.01)	(0.01)
2017 - R	11.42	(0.02)		0.85	0.83	—	(0.01)	(0.01)
2017 - R6	12.35	0.02		0.93	0.95	—	(0.01)	(0.01)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2016 - A	11.90	(0.02)		0.59	0.57	—	(0.73)	(0.73)
2016 - C	11.00	(0.10)		0.54	0.44	—	(0.73)	(0.73)
2016 - Institutional	12.44	0.02		0.62	0.64	—	(0.73)	(0.73)
2016 - IR	12.27	—	(e)	0.62	0.62	—	(0.73)	(0.73)
2016 - R	11.63	(0.05)		0.57	0.52	—	(0.73)	(0.73)
2016 - R6	12.44	0.03		0.61	0.64	—	(0.73)	(0.73)
2015 - A	13.21	(0.04	)(f)	0.63	0.59	—	(1.90)	(1.90)
2015 - C	12.43	(0.12	)(f)	0.59	0.47	—	(1.90)	(1.90)
2015 - Institutional	13.68	0.01	(f)	0.65	0.66	—	(1.90)	(1.90)
2015 - IR	13.53	—	(e)(f)	0.64	0.64	—	(1.90)	(1.90)
2015 - R	12.97	(0.07	)(f)	0.63	0.56	—	(1.90)	(1.90)
2015 - R6 (Commenced July 31, 2015)	13.38	—	(e)(f)	(0.94)	(0.94)	—	—	—
2014 - A	11.83	(0.05)		3.01	2.96	—	(1.58)	(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(e)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(e)(h)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(h)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(h)	1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(h)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(h)	1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	—	(0.59)	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(g)	Amount is less than 0.005% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.60	7.44%	$5,148	1.21	%(d)	2.99	%(d)	(0.11	)%(d)	29%
11.45	7.03	1,274	1.96	(d)	3.73	(d)	(0.86	)(d)	29
13.29	7.72	10,309	0.82	(d)	2.59	(d)	0.30	(d)	29
13.07	7.59	552	0.96	(d)	2.76	(d)	0.41	(d)	29
12.24	7.30	36	1.46	(d)	3.26	(d)	(0.31	)(d)	29
13.29	7.72	11	0.82	(d)	2.58	(d)	0.30	(d)	29

11.74	4.93	5,927	1.22		3.07		(0.21)		46
10.71	4.12	1,474	1.97		3.82		(0.96)		46
12.35	5.29	9,330	0.82		2.68		0.20		46
12.16	5.20	197	0.97		2.76		0.03		46
11.42	4.61	37	1.47		3.33		(0.45)		46
12.35	5.29	10	0.81		2.66		0.22		46
11.90	4.59	7,048	1.24		2.97		(0.30	)(f)	41
11.00	3.83	1,802	1.98		3.71		(1.04	)(f)	41
12.44	4.99	8,586	0.84		2.57		0.09	(f)	41
12.27	4.88	253	0.98		2.66		(0.03	)(f)	41
11.63	4.43	33	1.49		3.24		(0.55	)(f)	41
12.44	(7.03)	9	0.84	(d)	4.34	(d)	0.24	(d)(f)	41
13.21	26.62	5,665	1.28		3.32		(0.40)		56
12.43	25.68	1,119	2.03		4.09		(1.15)		56
13.68	27.21	8,262	0.88		2.92		—	(g)	56
13.53	26.98	126	1.03		3.04		(0.17)		56
12.97	26.38	55	1.53		3.56		(0.65)		56
11.83	16.78	4,584	1.26		3.62		0.03	(h)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(h)	40
12.17	17.23	6,215	0.86		3.18		0.37	(h)	40
12.05	17.08	167	1.01		3.35		0.26	(h)	40
11.66	16.50	41	1.51		3.91		(0.19	)(h)	40
11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$14.07	$—	(g)	$0.85	$0.85	$(0.09)	$—	$(0.09)
2017 - C	13.61	(0.05)		0.83	0.78	—	—	—
2017 - Institutional	14.26	0.03		0.86	0.89	(0.14)	—	(0.14)
2017 - IR	14.23	0.02		0.86	0.88	(0.14)	—	(0.14)
2017 - R	13.97	(0.01)		0.85	0.84	(0.06)	—	(0.06)
2017 - R6	14.26	0.03		0.87	0.90	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	14.36	0.01	(e)	0.48	0.49	(0.02)	(0.76)	(0.78)
2016 - C	14.01	(0.09	)(e)	0.46	0.37	(0.01)	(0.76)	(0.77)
2016 - Institutional	14.50	0.08	(e)	0.47	0.55	(0.03)	(0.76)	(0.79)
2016 - IR	14.47	0.06	(e)	0.47	0.53	(0.01)	(0.76)	(0.77)
2016 - R	14.28	(0.01	)(e)	0.46	0.45	—	(0.76)	(0.76)
2016 - R6	14.50	0.08	(e)	0.47	0.55	(0.03)	(0.76)	(0.79)
2015 - A	14.74	(0.01	)(f)	0.65	0.64	—	(1.02)	(1.02)
2015 - C	14.51	(0.10	)(f)	0.62	0.52	—	(1.02)	(1.02)
2015 - Institutional	14.85	0.07	(f)	0.64	0.71	(0.04)	(1.02)	(1.06)
2015 - IR	14.83	0.04	(f)	0.64	0.68	(0.02)	(1.02)	(1.04)
2015 - R	14.70	(0.03	)(f)	0.63	0.60	—	(1.02)	(1.02)
2015 - R6 (Commenced July 31, 2015)	15.27	—	(f)(g)	(0.77)	(0.77)	—	—	—
2014 - A	12.95	(0.05)		2.77	2.72	—	(0.93)	(0.93)
2014 - C	12.85	(0.15)		2.74	2.59	—	(0.93)	(0.93)
2014 - Institutional	13.02	0.01		2.78	2.79	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.77	2.76	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.08)		2.76	2.68	—	(0.93)	(0.93)
2013 - A	11.35	0.01	(h)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(h)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(h)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(h)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(g)(h)	1.64	1.64	(0.01)	(0.02)	(0.03)
2012 - A (Commenced January 31, 2012)	10.00	—	(g)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.25% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.83	6.10%	$221	1.20	%(d)	2.78	%(d)	0.03	%(d)	52%
14.39	5.73	182	1.95	(d)	3.54	(d)	(0.69	)(d)	52
15.01	6.34	15,729	0.80	(d)	2.30	(d)	0.48	(d)	52
14.97	6.27	61	0.95	(d)	2.54	(d)	0.31	(d)	52
14.75	6.04	18	1.46	(d)	3.04	(d)	(0.20	)(d)	52
15.01	6.38	10	0.80	(d)	2.38	(d)	0.47	(d)	52

14.07	3.36	243	1.21		2.35		0.10	(e)	55
13.61	2.56	169	1.96		3.14		(0.69	)(e)	55
14.26	3.75	24,116	0.82		1.91		0.56	(e)	55
14.23	3.65	58	0.96		1.90		0.40	(e)	55
13.97	3.07	17	1.47		2.56		(0.10	)(e)	55
14.26	3.77	10	0.78		1.87		0.59	(e)	55
14.36	4.27	148	1.24		2.22		(0.05	)(f)	67
14.01	3.47	53	1.99		3.00		(0.70	)(f)	67
14.50	4.72	33,335	0.84		1.85		0.45	(f)	67
14.47	4.50	17	1.01		2.02		0.30	(f)	67
14.28	3.99	16	1.49		2.50		(0.19	)(f)	67
14.50	(5.04)	9	0.81	(d)	2.05	(d)	0.24	(f)(d)	67
14.74	21.60	42	1.26		2.83		(0.37)		97
14.51	20.71	39	2.01		3.49		(1.05)		97
14.85	22.00	24,346	0.86		2.31		0.10		97
14.83	21.83	16	1.01		2.51		(0.08)		97
14.70	21.28	16	1.51		3.01		(0.58)		97
12.95	14.79	56	1.24		6.12		0.08	(h)	87
12.85	13.94	23	1.99		6.91		(0.52	)(h)	87
13.02	15.33	12,838	0.84		4.59		0.53	(h)	87
13.01	15.08	13	1.00		6.58		0.52	(h)	87
12.95	14.53	13	1.49		7.08		0.02	(h)	87
11.35	13.50	35	1.24	(d)	17.07	(d)	0.04	(d)	23
11.31	13.10	11	1.99	(d)	17.82	(d)	(0.81	)(d)	23
11.38	13.80	3,417	0.84	(d)	16.67	(d)	0.36	(d)	23
11.38	13.80	11	0.99	(d)	16.82	(d)	0.22	(d)	23
11.34	13.40	11	1.49	(d)	17.32	(d)	(0.30	)(d)	23

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$21.70	$(0.06)		$0.71	$0.65	$(0.55)
2017 - C	16.52	(0.10)		0.52	0.42	(0.55)
2017 - Institutional	24.76	(0.02)		0.82	0.80	(0.55)
2017 - Service	20.92	(0.07)		0.68	0.61	(0.55)
2017 - IR	22.46	(0.03)		0.74	0.71	(0.55)
2017 - R	20.99	(0.08)		0.69	0.61	(0.55)
2017 - R6	24.77	(0.02)		0.81	0.79	(0.55)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	23.84	(0.10	)(e)	0.77	0.67	(2.81)
2016 - C	18.95	(0.20	)(e)	0.58	0.38	(2.81)
2016 - Institutional	26.71	(0.03	)(e)	0.89	0.86	(2.81)
2016 - Service	23.11	(0.13	)(e)	0.75	0.62	(2.81)
2016 - IR	24.52	(0.05	)(e)	0.80	0.75	(2.81)
2016 - R	23.21	(0.15	)(e)	0.74	0.59	(2.81)
2016 - R6	26.71	(0.04	)(e)	0.91	0.87	(2.81)
2015 - A	30.22	(0.17	)(f)	(0.05)	(0.22)	(6.16)
2015 - C	25.42	(0.30	)(f)	(0.01)	(0.31)	(6.16)
2015 - Institutional	33.02	(0.07	)(f)	(0.08)	(0.15)	(6.16)
2015 - Service	29.51	(0.19	)(f)	(0.05)	(0.24)	(6.16)
2015 - IR	30.85	(0.11	)(f)	(0.06)	(0.17)	(6.16)
2015 - R	29.65	(0.23	)(f)	(0.05)	(0.28)	(6.16)
2015 - R6 (Commenced July 31, 2015)	28.49	(0.01	)(f)	(1.77)	(1.78)	—
2014 - A	26.65	(0.19)		5.95	5.76	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	(2.19)
2014 - IR	27.10	(0.12)		6.06	5.94	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	(2.19)
2013 - A	23.88	(0.11	)(g)	4.53	4.42	(1.65)
2013 - C	20.89	(0.26	)(g)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(g)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(g)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(g)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(g)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.80	3.13%	$527,488	1.30	%(d)	1.43	%(d)	(0.56	)%(d)	35%
16.39	2.72	106,987	2.05	(d)	2.19	(d)	(1.31	)(d)	35
25.01	3.35	1,945,527	0.95	(d)	1.03	(d)	(0.20	)(d)	35
20.98	3.06	33,147	1.45	(d)	1.53	(d)	(0.71	)(d)	35
22.62	3.30	134,257	1.05	(d)	1.18	(d)	(0.30	)(d)	35
21.05	3.05	59,337	1.55	(d)	1.69	(d)	(0.80	)(d)	35
25.01	3.31	101,116	0.93	(d)	1.01	(d)	(0.16	)(d)	35

21.70	3.39	631,053	1.32		1.42		(0.47	)(e)	55
16.52	2.66	128,788	2.07		2.17		(1.23	)(e)	55
24.76	3.76	2,160,714	0.95		1.02		(0.11	)(e)	55
20.92	3.27	37,432	1.45		1.52		(0.61	)(e)	55
22.46	3.64	135,930	1.07		1.17		(0.23	)(e)	55
20.99	3.12	63,105	1.57		1.67		(0.73	)(e)	55
24.77	3.81	44,865	0.93		1.01		(0.19	)(e)	55
23.84	(1.47)	946,463	1.35		1.40		(0.65	)(f)	51
18.95	(2.23)	168,461	2.10		2.15		(1.40	)(f)	51
26.71	(1.08)	3,171,058	0.95		1.00		(0.24	)(f)	51
23.11	(1.59)	49,105	1.45		1.50		(0.75	)(f)	51
24.52	(1.25)	171,980	1.10		1.15		(0.41	)(f)	51
23.21	(1.74)	77,673	1.60		1.65		(0.90	)(f)	51
26.71	(6.25)	9	0.97	(d)	1.02	(d)	(0.32	)(d)(f)	51
30.22	22.57	1,110,320	1.36		1.40		(0.66)		59
25.42	21.67	191,125	2.11		2.15		(1.41)		59
33.02	23.04	3,750,790	0.96		1.00		(0.26)		59
29.51	22.42	57,643	1.46		1.50		(0.76)		59
30.85	22.87	143,249	1.11		1.15		(0.41)		59
29.65	22.25	80,542	1.61		1.65		(0.91)		59
26.65	19.84	1,130,449	1.35		1.41		(0.44	)(g)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(g)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(g)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(g)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(g)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(g)	41
23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$19.85	$(0.05	)(d)	$0.94	$0.89	$(0.69)
2017 - C	17.75	(0.11	)(d)	0.83	0.72	(0.69)
2017 - Institutional	20.89	(0.02	)(d)	0.99	0.97	(0.69)
2017 - Service	19.46	(0.06	)(d)	0.92	0.86	(0.69)
2017 - IR	20.39	(0.02	)(d)	0.96	0.94	(0.69)
2017 - R	19.34	(0.07	)(d)	0.91	0.84	(0.69)
2017 - R6	20.89	—	(d)(f)	0.98	0.98	(0.69)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	20.72	(0.14	)(g)	—	(0.14)	(0.73)
2016 - C	18.74	(0.25	)(g)	(0.01)	(0.26)	(0.73)
2016 - Institutional	21.69	(0.07	)(g)	—	(0.07)	(0.73)
2016 - Service	20.35	(0.16	)(g)	—	(0.16)	(0.73)
2016 - IR	21.21	(0.09	)(g)	—	(0.09)	(0.73)
2016 - R	20.26	(0.18	)(g)	(0.01)	(0.19)	(0.73)
2016 - R6	21.69	(0.06	)(g)	(0.01)	(0.07)	(0.73)
2015 - A	20.90	(0.18	)(h)	1.71	1.53	(1.71)
2015 - C	19.20	(0.31	)(h)	1.56	1.25	(1.71)
2015 - Institutional	21.71	(0.10	)(h)	1.79	1.69	(1.71)
2015 - Service	20.58	(0.20	)(h)	1.68	1.48	(1.71)
2015 - IR	21.30	(0.13	)(h)	1.75	1.62	(1.71)
2015 - R	20.51	(0.23	)(h)	1.69	1.46	(1.71)
2015 - R6 (Commenced July 31, 2015)	23.47	(0.01	)(h)	(1.77)	(1.78)	—
2014 - A	18.63	(0.16	)(i)	3.43	3.27	(1.00)
2014 - C	17.31	(0.29	)(i)	3.18	2.89	(1.00)
2014 - Institutional	19.25	(0.09	)(i)	3.55	3.46	(1.00)
2014 - Service	18.38	(0.18	)(i)	3.38	3.20	(1.00)
2014 - IR	18.93	(0.12	)(i)	3.49	3.37	(1.00)
2014 - R	18.35	(0.21	)(i)	3.37	3.16	(1.00)
2013 - A	15.52	(0.11	)(j)	3.99	3.88	(0.77)
2013 - C	14.58	(0.23	)(j)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(j)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(j)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(j)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(j)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.23% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(j)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.05	4.60%	$400,437	1.29	%(e)	1.46	%(e)	(0.56	)%(d)(e)	30%
17.78	4.24	226,601	2.04	(e)	2.21	(e)	(1.28	)(d)(e)	30
21.17	4.76	1,094,556	0.92	(e)	1.06	(e)	(0.16	)(d)(e)	30
19.63	4.54	14,887	1.42	(e)	1.56	(e)	(0.62	)(d)(e)	30
20.64	4.73	448,105	1.04	(e)	1.21	(e)	(0.25	)(d)(e)	30
19.49	4.46	29,676	1.54	(e)	1.71	(e)	(0.78	)(d)(e)	30
21.18	4.80	18,806	0.90	(e)	1.04	(e)	(0.01	)(d)(e)	30

19.85	(0.56)	736,221	1.31		1.45		(0.73	)(g)	67
17.75	(1.34)	265,282	2.06		2.20		(1.48	)(g)	67
20.89	(0.21)	1,235,282	0.93		1.05		(0.35	)(g)	67
19.46	(0.67)	13,956	1.43		1.55		(0.85	)(g)	67
20.39	(0.31)	313,812	1.06		1.20		(0.48	)(g)	67
19.34	(0.83)	34,493	1.56		1.70		(0.98	)(g)	67
20.89	(0.21)	9,785	0.92		1.04		(0.28	)(g)	67
20.72	7.67	906,362	1.33		1.45		(0.85	)(h)	47
18.74	6.84	268,384	2.08		2.20		(1.60	)(h)	47
21.69	8.15	1,355,322	0.93		1.05		(0.45	)(h)	47
20.35	7.54	12,695	1.42		1.55		(0.95	)(h)	47
21.21	7.97	221,058	1.08		1.20		(0.60	)(h)	47
20.26	7.46	34,697	1.58		1.70		(1.10	)(h)	47
21.69	(7.58)	9	0.92	(e)	1.05	(e)	(0.34	)(e)(h)	47
20.90	17.97	741,254	1.33		1.48		(0.82	)(i)	43
19.20	17.11	221,451	2.08		2.23		(1.57	)(i)	43
21.71	18.39	1,077,769	0.93		1.08		(0.42	)(i)	43
20.58	17.83	8,692	1.43		1.58		(0.92	)(i)	43
21.30	18.22	171,779	1.08		1.23		(0.57	)(i)	43
20.51	17.63	34,118	1.58		1.73		(1.07	)(i)	43
18.63	26.18	592,798	1.34		1.49		(0.68	)(j)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(j)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(j)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(j)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(j)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(j)	37
15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$11.91	$—	(d)	$0.88	$0.88	$(0.04)	$(0.36)	$(0.40)
2017 - C	10.00	(0.03)		0.73	0.70	—	(0.36)	(0.36)
2017 - Institutional	12.64	0.03		0.93	0.96	(0.08)	(0.36)	(0.44)
2017 - Service	11.85	—	(d)	0.87	0.87	(0.04)	(0.36)	(0.40)
2017 - IR	12.63	0.02		0.94	0.96	(0.07)	(0.36)	(0.43)
2017 - R	11.75	(0.01)		0.87	0.86	(0.05)	(0.36)	(0.41)
2017 - R6	12.63	0.03		0.94	0.97	(0.09)	(0.36)	(0.45)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	11.86	0.02		0.74	0.76	(0.02)	(0.69)	(0.71)
2016 - C	10.12	(0.05)		0.62	0.57	—	(0.69)	(0.69)
2016 - Institutional	12.53	0.07		0.78	0.85	(0.05)	(0.69)	(0.74)
2016 - Service	11.81	0.01		0.73	0.74	(0.01)	(0.69)	(0.70)
2016 - IR	12.53	0.05		0.78	0.83	(0.04)	(0.69)	(0.73)
2016 - R	11.74	(0.01)		0.73	0.72	(0.02)	(0.69)	(0.71)
2016 - R6	12.53	0.07		0.77	0.84	(0.05)	(0.69)	(0.74)
2015 - A	13.50	0.02	(f)	0.42	0.44	—	(2.08)	(2.08)
2015 - C	11.90	(0.07	)(f)	0.37	0.30	—	(2.08)	(2.08)
2015 - Institutional	14.15	0.07	(f)	0.43	0.50	(0.04)	(2.08)	(2.12)
2015 - Service	13.47	—	(d)(f)	0.42	0.42	—	(2.08)	(2.08)
2015 - IR	14.14	0.05	(f)	0.44	0.49	(0.02)	(2.08)	(2.10)
2015 - R	13.42	(0.01	)(f)	0.41	0.40	—	(2.08)	(2.08)
2015 - R6 (Commenced July 31, 2015)	13.36	0.01	(f)	(0.84)	(0.83)	—	—	—
2014 - A	12.29	(0.01)		3.06	3.05	(0.01)	(1.83)	(1.84)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(g)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - C	10.54	(0.04	)(g)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(g)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(g)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(g)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(g)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(d)	1.79	1.79	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.39	7.62%	$46,180	1.15	%(e)	1.54	%(e)	0.06	%(e)	35%
10.34	7.27	9,847	1.90	(e)	2.29	(e)	(0.69	)(e)	35
13.16	7.91	280,695	0.75	(e)	1.13	(e)	0.46	(e)	35
12.32	7.61	431	1.25	(e)	1.64	(e)	(0.01	)(e)	35
13.16	7.86	1,353	0.90	(e)	1.29	(e)	0.40	(e)	35
12.20	7.57	163	1.40	(e)	1.79	(e)	(0.13	)(e)	35
13.15	7.93	11	0.75	(e)	1.12	(e)	0.47	(e)	35

11.91	6.48	46,093	1.15		1.54		0.19		56
10.00	5.70	11,103	1.90		2.29		(0.56)		56
12.64	6.89	294,952	0.75		1.14		0.59		56
11.85	6.40	272	1.25		1.64		0.11		56
12.63	6.69	829	0.90		1.29		0.44		56
11.75	6.18	81	1.40		1.79		(0.05)		56
12.63	6.83	10	0.76		1.15		0.59		56
11.86	3.09	45,046	1.15		1.52		0.13	(f)	52
10.12	2.23	11,175	1.90		2.27		(0.63	)(f)	52
12.53	3.43	326,619	0.75		1.12		0.52	(f)	52
11.81	2.93	254	1.25		1.62		(0.01	)(f)	52
12.53	3.34	817	0.90		1.27		0.37	(f)	52
11.74	2.78	77	1.40		1.76		(0.07	)(f)	52
12.53	(6.21)	9	0.73	(e)	1.06	(e)	0.68	(e)(f)	52
13.50	26.74	51,626	1.16		1.53		(0.10)		64
11.90	25.83	11,717	1.91		2.28		(0.85)		64
14.15	27.32	332,401	0.76		1.13		0.30		64
13.47	26.55	156	1.26		1.63		(0.20)		64
14.14	27.03	994	0.91		1.28		0.15		64
13.42	26.49	15	1.38		1.75		(0.30)		64
12.29	15.53	87,987	1.15		1.54		0.49	(g)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(g)	55
12.79	15.98	242,865	0.75		1.14		0.81	(g)	55
12.28	15.45	82	1.25		1.64		0.24	(g)	55
12.80	15.80	884	0.90		1.29		0.57	(g)	55
12.26	15.36	6	1.34		1.73		0.22	(g)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$18.73	$(0.07)		$1.84	$1.77	$(0.91)
2017 - C	16.07	(0.12)		1.56	1.44	(0.91)
2017 - Institutional	20.29	(0.04)		2.00	1.96	(0.91)
2017 - Service	18.44	(0.08)		1.80	1.72	(0.91)
2017 - IR	20.08	(0.04)		1.96	1.92	(0.91)

FOR THE FISCAL YEARS ENDING AUGUST 31,
2016 - A	17.93	(0.12	)(e)	2.50	2.38	(1.58)
2016 - C	15.70	(0.22	)(e)	2.17	1.95	(1.58)
2016 - Institutional	19.22	(0.05	)(e)	2.70	2.65	(1.58)
2016 - Service	17.69	(0.14	)(e)	2.47	2.33	(1.58)
2016 - IR	19.07	(0.08	)(e)	2.67	2.59	(1.58)
2015 - A	18.97	(0.14	)(f)	0.57	0.43	(1.47)
2015 - C	16.91	(0.24	)(f)	0.50	0.26	(1.47)
2015 - Institutional	20.16	(0.07	)(f)	0.60	0.53	(1.47)
2015 - Service	18.76	(0.15	)(f)	0.55	0.40	(1.47)
2015 - IR	20.04	(0.10	)(f)	0.60	0.50	(1.47)
2014 - A	15.20	(0.15)		4.16	4.01	(0.24)
2014 - C	13.68	(0.25)		3.72	3.47	(0.24)
2014 - Institutional	16.08	(0.08)		4.40	4.32	(0.24)
2014 - Service	15.04	(0.16)		4.12	3.96	(0.24)
2014 - IR	16.01	(0.11)		4.38	4.27	(0.24)
2013 - A	13.62	(0.12)		1.70	1.58	—
2013 - C	12.34	(0.20)		1.54	1.34	—
2013 - Institutional	14.34	(0.06)		1.80	1.74	—
2013 - Service	13.49	(0.13)		1.68	1.55	—
2013 - IR	14.30	(0.09)		1.80	1.71	—
2012 - A	11.51	(0.13)		2.24	2.11	—
2012 - C	10.51	(0.21)		2.04	1.83	—
2012 - Institutional	12.08	(0.09)		2.35	2.26	—
2012 - Service	11.41	(0.14)		2.22	2.08	—
2012 - IR	12.06	(0.11)		2.35	2.24	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.59	9.83%	$231,591	1.45	%(d)	1.53	%(d)	(0.75	)%(d)	11%
16.60	9.39	52,544	2.20	(d)	2.28	(d)	(1.50	)(d)	11
21.34	10.01	83,053	1.05	(d)	1.13	(d)	(0.35	)(d)	11
19.25	9.71	13,048	1.55	(d)	1.63	(d)	(0.84	)(d)	11
21.09	9.92	22,772	1.19	(d)	1.29	(d)	(0.44	)(d)	11

18.73	13.71	233,097	1.47		1.55		(0.68	)(e)	22
16.07	12.87	52,843	2.22		2.30		(1.43	)(e)	22
20.29	14.22	83,746	1.07		1.15		(0.27	)(e)	22
18.44	13.61	11,186	1.57		1.65		(0.79	)(e)	22
20.08	14.00	6,741	1.22		1.30		(0.43	)(e)	22
17.93	2.31	250,087	1.48		1.54		(0.74	)(f)	41
15.70	1.53	53,556	2.23		2.29		(1.49	)(f)	41
19.22	2.68	92,483	1.08		1.14		(0.33	)(f)	41
17.69	2.17	10,329	1.58		1.64		(0.84	)(f)	41
19.07	2.54	6,103	1.23		1.29		(0.52	)(f)	41
18.97	26.55	260,982	1.51		1.55		(0.85)		39
16.91	25.54	58,602	2.26		2.30		(1.60)		39
20.16	27.03	99,039	1.11		1.15		(0.45)		39
18.76	26.49	10,712	1.61		1.65		(0.96)		39
20.04	26.83	3,228	1.26		1.30		(0.59)		39
15.20	11.60	228,424	1.50		1.55		(0.85)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, IR, R and R6	Diversified
Concentrated Growth and Focused Growth	A, C, Institutional, IR, R and R6	Non-diversified
Dynamic U.S. Equity and Flexible Cap Growth	A, C, Institutional, IR, R and R6	Diversified
Technology Opportunities	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2017:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$20,714,495	$—	$—
North America	841,482,905	—	—
Investment Company	290	—	—
Securities Lending Reinvestment Vehicle	2,330,752	—	—
Total	$864,528,442	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$129,580,273	$—	$—
Investment Company	78	—	—
Total	$129,580,351	$—	$—

DYNAMIC U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$114,399	$—	$—
North America	7,076,138	—	—
Investment Company	50,469	—	—
Total	$7,241,006	$—	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$250,988	$—	$—
North America	16,741,018	—	—
Securities Lending Reinvestment Vehicle	94,800	—	—
Total	$17,086,806	$—	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$15,951,414	$—	$—
Investment Company	713,488	—	—
Total	$16,664,902	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$44,172,108	$—	$—
North America	2,819,941,950	—	—
Investment Company	4,690	—	—
Securities Lending Reinvestment Vehicle	18,866,365	—	—
Total	$2,882,985,113	$—	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$10,575,117	$—	$—
Europe	84,608,708	—	—
North America	2,061,278,636	—	—
Investment Company	35,428,823	—	—
Securities Lending Reinvestment Vehicle	35,820,930	—	—
Total	$2,227,712,214	$—	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,708,320	$—	$—
North America	330,930,669	—	—
Investment Company	146	—	—
Securities Lending Reinvestment Vehicle	1,206,675	—	—
Total	$333,845,810	$—	$—

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,947,887	$—	$—
North America	384,419,650	—	—
Securities Lending Reinvestment Vehicle	742,800	—	—
Total	$401,110,337	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 28, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Dynamic U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.76	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.97	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.98	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Opportunities	1.00	0.90	0.86	0.84	0.82	1.00	0.98	#^

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2016, GSAM elected to implement a management fee waiver of 5 basis points on management fees charged to the first $1 billion in net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended February 28, 2017, the management fee waived by GSAM for each fund was as follows:

Fund	Management Fee Waived
Capital Growth	$3,143
Concentrated Growth	649
Dynamic U.S. Equity	29
Flexible Cap Growth	43
Focused Growth	171

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Management Fee Waived
Growth Opportunities	$8,459
Small/Mid-Cap Growth	4,487
Strategic Growth	793
Technology Opportunities	49

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended February 28, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$6,754	$285
Concentrated Growth	1,022	—
Dynamic U.S. Equity	62	—
Flexible Cap Growth	591	—
Focused Growth	27	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Growth Opportunities	$6,775	$437
Small/Mid Cap Growth	26,536	—
Strategic Growth	2,402	—
Technology Opportunities	7,131	311

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund. As a result of this waiver, a net transfer agency fee equal to 0.14% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund is being charged to those share classes. This arrangement will remain in effect through at least December 29, 2017, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth and Small/Mid Cap Growth Funds. As a result of this waiver, a net transfer agency fee equal to 0.16% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth and Small/Mid Cap Growth Funds is being charged to those share classes. Such waiver was effective on December 29, 2016 for the Concentrated Growth, Dynamic U.S. Equity, and Flexible Cap Growth Funds. This arrangement will remain in effect through at least December 29, 2017, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.004%, 0.004%, 0.084%, 0.004%, 0.004%, 0.014%, 0.064%, 0.004%, and 0.004%, respectively. Prior to December 29, 2016, the Other Expense limitation for Technology Opportunities Fund was 0.034%. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$1,198,659	$—	$221,133	$1,419,792
Concentrated Growth	145,286	417	124,623	270,326
Dynamic U.S. Equity	29	118	147,857	148,004
Flexible Cap Growth	18,225	355	127,962	146,542
Focused Growth	24,416	—	126,597	151,013
Growth Opportunities	1,000,239	214,352	201,359	1,415,950
Small/Mid Cap Growth	1,583,299	178,764	—	1,762,063
Strategic Growth	478,290	—	150,432	628,722
Technology Opportunities	33,156	—	126,813	159,969

G.  Line of Credit Facility — As of February 28, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 28, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Funds.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the six months ended February 28, 2017:

Fund	Name of Affiliated Issuer	Market Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 2/28/2017	Dividend Income
Small/Mid-Cap Growth	Aerovironment, Inc.	$24,795,319	$8,556,934	$(3,589,211)	$(19,541)	$2,817,247	$32,560,748	$—
	Corium International, Inc.*	9,218,322	—	(4,768,704)	(8,232,070)	3,782,452	—	—
	M/I Homes, Inc.*	28,904,359	4,095,361	(10,831,017)	1,586,184	(544,476)	23,210,411	—

*	Security was no longer affiliated as of February 28, 2017.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds (Goldman Sachs Financial Square Government Fund — Institutional Shares) for the six months ended February 28, 2017:

Fund	Market Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 2/28/2017	Dividend Income
Capital Growth	$7,550,880	$14,463,244	$(22,013,834)	$290	$6,042
Concentrated Growth	—	17,402,025	(17,401,947)	78	1,502
Dynamic U.S. Equity	—	1,654,402	(1,603,933)	50,469	69
Flexible Cap Growth	—	951,213	(951,213)	—	81
Focused Growth	—	3,705,132	(2,991,644)	713,488	378
Growth Opportunities	651	300,488,017	(300,483,978)	4,690	21,911
Small/Mid Cap Growth	—	222,177,039	(186,748,216)	35,428,823	13,211
Strategic Growth	—	26,711,023	(26,710,877)	146	1,874
Technology Opportunities	—	3,200,406	(3,200,406)	—	110

As of February 28, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Capital Growth	—%	—%	—%	—%	100%
Concentrated Growth	—	—	—	64	100
Dynamic U.S. Equity	12	24	8	100	100
Flexible Cap Growth	—	—	—	60	100
Focused Growth	10	—	30	100	100
Strategic Growth	—	—	—	—	100

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2017, were:

Fund	Purchases	Sales and Maturities
Capital Growth	$187,717,137	$235,130,340
Concentrated Growth	47,153,318	67,722,268
Dynamic U.S. Equity	3,441,487	4,176,212
Flexible Cap Growth	4,852,564	5,743,067
Focused Growth	10,438,411	19,576,237
Growth Opportunities	1,038,855,057	1,421,950,368
Small/Mid Cap Growth	694,347,730	1,211,008,305
Strategic Growth	112,900,547	149,320,188
Technology Opportunities	41,099,457	52,473,263

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash and/or U.S. Treasury securities collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Capital Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash and/or U.S. Treasury securities collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash and/or U.S. Treasury securities collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash and/or U.S. Treasury securities received. The amounts of the Funds’ overnight

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. SECURITIES LENDING (continued)

and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Capital Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended February 28, 2017, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended February 28, 2017:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Capital Growth	—	13,965,211	(11,634,459)	2,330,752	$2,330,752
Flexible Cap Growth	—	896,843	(802,043)	94,800	94,800
Growth Opportunities	—	58,564,363	(39,697,998)	18,866,365	18,866,365
Small/Mid Cap Growth	—	152,735,307	(116,914,377)	35,820,930	35,820,930
Strategic Growth	—	4,494,350	(3,287,676)	1,206,674	1,206,674
Technology Opportunities	—	10,603,038	(9,860,238)	742,800	742,800

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Capital loss carryforwards:
Perpetual Short-term	—	$(1,011,477)	—	—	$(168,628)	—	—	—	—
Timing differences (Qualified Late Year Deferrals)	$—	$(1,015,284)	$(379,906)	$(34,516)	$(1,254,463)	$(8,092,308)	$(11,095,012)	$—	$(1,972,577)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

7. TAX INFORMATION (continued)

As of February 28, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$581,068,496	$90,594,730	$5,482,461	$11,956,637	$13,109,713	$2,295,883,256	$1,826,990,481	$223,041,401	$226,468,338
Gross unrealized gain	291,763,736	40,304,675	1,943,783	5,266,715	3,839,338	634,968,587	429,522,387	113,366,005	176,402,536
Gross unrealized loss	(8,303,790)	(1,319,054)	(185,238)	(136,546)	(284,149)	(47,866,730)	(28,800,654)	(2,561,596)	(1,760,537)
Net unrealized security gain	$283,459,946	$38,985,621	$1,758,545	$5,130,169	$3,555,189	$587,101,857	$400,721,733	$110,804,409	$174,641,999

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of underlying fund investments, and partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Concentrated Growth and Focused Growth Funds are non-diversified, meaning that are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on April 19, 2017, the Trustees approved a reorganization pursuant to which the Goldman Sachs Focused Growth Fund (the “Acquired Fund”) will be reorganized with and into the Goldman Sachs Concentrated Growth Fund (the “Surviving Fund”). Effective on or about July 2017 (the “Closing Date”), shareholders of the Acquired Fund will own shares in the Surviving Fund equal in dollar value to their interest in the Acquired Fund on the Closing Date. As part of the reorganization, holders of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Acquired Fund, respectively, will receive Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Survivor Fund. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	239,464	$5,814,496	664,254	$15,685,065
Reinvestment of distributions	342,923	8,210,400	2,165,893	51,418,306
Shares redeemed	(2,043,748)	(49,500,169)	(3,725,446)	(88,186,013)
	(1,461,361)	(35,475,273)	(895,299)	(21,082,642)
Class C Shares
Shares sold	122,886	2,314,349	249,049	4,603,944
Reinvestment of distributions	57,361	1,056,008	372,429	6,878,768
Shares redeemed	(386,903)	(7,225,153)	(771,189)	(14,309,764)
	(206,656)	(3,854,796)	(149,711)	(2,827,052)
Institutional Shares
Shares sold	209,170	5,497,874	435,916	11,486,482
Reinvestment of distributions	83,334	2,181,053	485,148	12,546,206
Shares redeemed	(483,615)	(12,783,239)	(2,024,093)	(49,724,048)
	(191,111)	(5,104,312)	(1,103,029)	(25,691,360)
Service Shares
Shares sold	3,749	88,817	6,962	162,356
Reinvestment of distributions	870	20,175	5,946	136,873
Shares redeemed	(2,852)	(67,404)	(25,655)	(593,276)
	1,767	41,588	(12,747)	(294,047)
Class IR Shares
Shares sold	97,768	2,475,762	53,124	1,326,280
Reinvestment of distributions	3,091	75,073	15,717	377,764
Shares redeemed	(28,562)	(707,610)	(45,766)	(1,054,398)
	72,297	1,843,225	23,075	649,646
Class R Shares
Shares sold	20,768	487,404	73,489	1,728,829
Reinvestment of distributions	1,858	43,139	12,478	288,122
Shares redeemed	(28,290)	(670,613)	(83,452)	(1,950,338)
	(5,664)	(140,070)	2,515	66,613
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	6	168	28	730
Shares redeemed	—	—	—	—
	6	168	28	730
NET DECREASE	(1,790,722)	$(42,689,470)	(2,135,168)	$(49,178,112)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Dynamic U.S. Equity Fund
For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016		For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

11,378	$169,049	52,192	$821,213	24,841	$338,471	12,607	$162,541
1,772	26,307	45,827	684,660	789	10,696	23,802	308,204
(100,638)	(1,519,902)	(119,056)	(1,736,160)	(53,206)	(716,767)	(95,770)	(1,210,967)
(87,488)	(1,324,546)	(21,037)	(230,287)	(27,576)	(367,600)	(59,361)	(740,222)

4,039	50,808	31,025	409,544	7,001	89,995	4,026	49,591
594	7,494	20,916	267,936	2	22	2,696	33,918
(16,808)	(216,972)	(137,702)	(1,784,637)	(10,227)	(129,624)	(17,511)	(219,594)
(12,175)	(158,670)	(85,761)	(1,107,157)	(3,224)	(39,607)	(10,789)	(136,085)

172,298	2,746,073	296,640	4,728,852	72,044	988,101	48,423	656,390
79,695	1,253,285	1,049,110	16,578,987	4,295	58,374	59,033	770,241
(1,416,786)	(22,456,053)	(2,109,806)	(32,916,814)	(91,432)	(1,281,303)	(521,192)	(6,696,086)
(1,164,793)	(18,456,695)	(764,056)	(11,608,975)	(15,093)	(234,828)	(413,736)	(5,269,455)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

13,150	208,966	11,110	165,677	11,383	155,570	28,181	344,243
245	3,701	2,439	36,968	112	1,523	3,311	43,086
(5,296)	(81,153)	(5,059)	(76,091)	(4,137)	(55,627)	(76,845)	(1,011,626)
8,099	131,514	8,490	126,554	7,358	101,466	(45,353)	(624,297)

113	1,664	461	6,645	—	—	428	5,433
6	84	211	3,065	1	3	424	5,478
—	—	(876)	(12,879)	—	—	(7,899)	(108,468)
119	1,748	(204)	(3,169)	1	3	(704)	(97,557)

—	—	—	—	—	—	—	—
7	103	65	1,028	7	103	77	1,003
—	—	—	—	—	—	—	—
7	103	65	1,028	7	103	77	1,003
(1,256,231)	$(19,806,546)	(862,503)	$(12,822,006)	(38,527)	$(540,463)	(536,209)	$(6,866,613)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Flexible Cap Growth Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	27,978	$326,554	136,627	$1,598,220
Reinvestment of distributions	500	5,826	40,108	458,035
Shares redeemed	(124,829)	(1,483,527)	(263,936)	(2,915,077)
	(96,351)	(1,151,147)	(87,201)	(858,822)
Class C Shares
Shares sold	11,146	117,481	36,060	382,842
Reinvestment of distributions	141	1,496	11,168	116,932
Shares redeemed	(37,674)	(399,641)	(73,393)	(766,608)
	(26,387)	(280,664)	(26,165)	(266,834)
Institutional Shares
Shares sold	90,020	1,099,755	93,234	1,069,282
Reinvestment of distributions	774	9,494	41,542	497,675
Shares redeemed	(70,120)	(859,219)	(69,689)	(843,461)
	20,674	250,030	65,087	723,496
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	40,811	519,680	11,548	134,523
Reinvestment of distributions	16	198	1,142	13,475
Shares redeemed	(14,826)	(189,182)	(17,043)	(195,238)
	26,001	330,696	(4,353)	(47,240)
Class R Shares
Shares sold	730	8,238	973	10,929
Reinvestment of distributions	2	27	203	2,254
Shares redeemed	(1,082)	(12,279)	(749)	(8,168)
	(350)	(4,014)	427	5,015
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment of distributions	1	10	46	544
Shares redeemed	—	—	—	—
	1	10	46	544
NET DECREASE	(76,412)	$(855,089)	(52,159)	$(443,841)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund				Growth Opportunities Fund
For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016		For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,710	$51,093	13,514	$196,056	1,844,817	$38,805,035	5,188,410	$109,990,949
116	1,594	1,035	14,681	616,532	12,830,026	4,305,749	89,085,946
(6,210)	(86,755)	(7,574)	(101,683)	(7,348,476)	(154,986,502)	(20,121,034)	(429,709,764)
(2,384)	(34,068)	6,975	109,054	(4,887,127)	(103,351,441)	(10,626,875)	(230,632,869)

205	2,767	16,287	237,681	209,084	3,310,116	962,529	15,367,206
—	—	1,049	14,477	201,442	3,156,597	1,130,439	17,894,856
—	—	(8,707)	(113,983)	(1,682,111)	(26,711,007)	(3,185,261)	(51,807,187)
205	2,767	8,629	138,175	(1,271,585)	(20,244,294)	(1,092,293)	(18,545,125)

30,057	430,609	141,976	1,993,103	7,136,412	171,516,977	18,570,813	439,755,390
11,608	162,046	126,942	1,821,523	1,689,189	40,287,147	10,632,111	250,386,206
(684,892)	(9,488,501)	(876,939)	(12,292,099)	(18,278,707)	(439,817,171)	(60,682,704)	(1,450,641,387)
(643,227)	(8,895,846)	(608,021)	(8,477,473)	(9,453,106)	(228,013,047)	(31,479,780)	(760,499,791)

—	—	—	—	73,444	1,483,858	212,601	4,302,039
—	—	—	—	36,199	725,434	224,585	4,484,961
—	—	—	—	(319,138)	(6,456,136)	(772,840)	(15,380,698)
—	—	—	—	(209,495)	(4,246,844)	(335,654)	(6,593,698)

—	—	2,834	38,785	1,549,724	34,159,200	1,654,412	36,014,147
41	574	62	893	151,961	3,279,315	873,457	18,674,509
—	—	—	—	(1,817,285)	(39,616,012)	(3,491,281)	(76,158,982)
41	574	2,896	39,678	(115,600)	(2,177,497)	(963,412)	(21,470,326)

—	—	—	—	251,719	5,120,525	660,335	13,556,973
5	72	62	868	72,079	1,448,776	423,033	8,481,806
—	—	—	—	(510,537)	(10,362,541)	(1,424,623)	(29,193,359)
5	72	62	868	(186,739)	(3,793,240)	(341,255)	(7,154,580)

—	—	—	—	3,318,478	80,106,931	1,874,647	45,447,017
7	103	36	519	100,027	2,386,639	45,912	1,081,229
—	—	—	—	(1,187,525)	(28,168,521)	(109,482)	(2,621,944)
7	103	36	519	2,230,980	54,325,049	1,811,077	43,906,302
(645,353)	$(8,926,398)	(589,423)	$(8,189,179)	(13,892,672)	$(307,501,314)	(43,028,192)	$(1,000,990,087)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,328,955	$45,046,946	13,059,932	$248,962,765
Reinvestment of distributions	1,063,586	20,548,483	1,658,772	32,113,835
Shares redeemed	(20,511,496)	(401,492,966)	(21,364,280)	(402,785,510)
	(17,118,955)	(335,897,537)	(6,645,576)	(121,708,910)
Class C Shares
Shares sold	580,267	10,007,338	3,947,819	67,860,295
Reinvestment of distributions	486,596	8,349,983	552,467	9,612,934
Shares redeemed	(3,271,123)	(56,099,171)	(3,869,475)	(65,440,359)
	(2,204,260)	(37,741,850)	630,811	12,032,870
Institutional Shares
Shares sold	6,779,934	138,161,881	23,356,509	467,210,062
Reinvestment of distributions	1,573,154	32,076,604	1,970,711	40,044,852
Shares redeemed	(15,797,497)	(320,743,646)	(28,679,407)	(559,510,889)
	(7,444,409)	(150,505,161)	(3,352,187)	(52,255,975)
Service Shares
Shares sold	155,873	2,947,177	281,592	5,278,687
Reinvestment of distributions	20,720	392,014	20,051	380,769
Shares redeemed	(135,249)	(2,550,970)	(208,125)	(3,881,601)
	41,344	788,221	93,518	1,777,855
Class IR Shares
Shares sold	11,810,148	240,668,917	10,006,149	196,523,636
Reinvestment of distributions	520,109	10,339,759	506,347	10,050,989
Shares redeemed	(6,010,128)	(118,783,850)	(5,540,314)	(106,415,747)
	6,320,129	132,224,826	4,972,182	100,158,878
Class R Shares
Shares sold	196,426	3,685,850	666,389	12,300,998
Reinvestment of distributions	52,223	981,268	59,341	1,120,945
Shares redeemed	(509,571)	(9,506,038)	(654,691)	(12,142,962)
	(260,922)	(4,838,920)	71,039	1,278,981
Class R6 Shares
Shares sold	523,957	10,937,753	537,717	10,568,618
Reinvestment of distributions	29,904	610,049	16	313
Shares redeemed	(134,302)	(2,699,794)	(69,825)	(1,402,008)
	419,559	8,848,008	467,908	9,166,923
NET DECREASE	(20,247,514)	$(387,122,413)	(3,762,305)	$(49,549,378)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund				Technology Opportunities Fund
For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016		For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

518,943	$6,032,954	823,979	$9,618,983	997,637	$18,681,976	1,770,746	$31,374,570
118,583	1,364,885	219,495	2,569,040	561,199	10,202,588	1,154,064	20,565,422
(783,186)	(9,260,715)	(970,584)	(11,223,910)	(2,179,026)	(40,908,760)	(4,430,997)	(75,088,065)
(145,660)	(1,862,876)	72,890	964,113	(620,190)	(12,024,196)	(1,506,187)	(23,148,073)

37,384	364,997	162,871	1,581,949	119,367	1,904,553	311,683	4,754,165
29,118	278,952	55,139	544,217	155,295	2,396,207	282,440	4,341,104
(224,790)	(2,202,002)	(211,544)	(2,076,408)	(397,606)	(6,352,885)	(717,473)	(10,769,123)
(158,288)	(1,558,053)	6,466	49,758	(122,944)	(2,052,125)	(123,350)	(1,673,854)

3,000,299	37,370,925	8,220,144	99,417,986	722,561	14,739,049	1,051,764	19,886,091
772,278	9,454,373	1,582,533	19,641,430	169,963	3,363,564	318,400	6,126,021
(5,779,494)	(73,204,538)	(12,531,831)	(152,494,532)	(1,128,292)	(22,839,147)	(2,053,226)	(39,107,713)
(2,006,917)	(26,379,240)	(2,729,154)	(33,435,116)	(235,768)	(4,736,534)	(683,062)	(13,095,601)

12,091	147,245	5,667	65,578	222,171	4,106,919	378,536	6,613,636
873	9,995	1,139	13,275	28,324	506,163	49,979	877,134
(958)	(11,131)	(5,357)	(64,372)	(179,512)	(3,311,743)	(405,820)	(6,930,197)
12,006	146,109	1,449	14,481	70,983	1,301,339	22,695	560,573

42,728	547,012	13,080	164,860	778,714	15,843,909	83,801	1,620,126
2,398	29,343	4,008	49,728	21,094	412,820	26,798	511,029
(7,962)	(100,594)	(16,658)	(204,493)	(55,808)	(1,132,722)	(94,969)	(1,714,376)
37,164	475,761	430	10,095	744,000	15,124,007	15,630	416,779

7,279	85,254	1,497	17,086	—	—	—	—
21	234	33	381	—	—	—	—
(857)	(10,256)	(1,162)	(13,491)	—	—	—	—
6,443	75,232	368	3,976	—	—	—	—

—	—	—	—	—	—	—	—
30	356	44	558	—	—	—	—
—	—	—	—	—	—	—	—
30	356	44	558	—	—	—	—
(2,255,222)	$(29,102,711)	(2,647,507)	$(32,392,135)	(163,919)	$(2,387,509)	(2,274,274)	$(36,940,176)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Dynamic U.S. Equity Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class A
Actual	$1,000.00	$1,088.30		$5.95	$1,000.00	$1,067.90		$6.20	$1,000.00	$1,096.00		$6.29
Hypothetical 5% return	1,000.00	1,019.09	+	5.76	1,000.00	1,018.79	+	6.06	1,000.00	1,018.79	+	6.06
Class C
Actual	1,000.00	1,084.40		9.82	1,000.00	1,063.90		10.03	1,000.00	1,091.60		10.16
Hypothetical 5% return	1,000.00	1,015.37	+	9.49	1,000.00	1,015.08	+	9.79	1,000.00	1,015.08	+	9.79
Institutional
Actual	1,000.00	1,090.30		3.89	1,000.00	1,070.00		4.21	1,000.00	1,097.50		4.26
Hypothetical 5% return	1,000.00	1,021.08	+	3.76	1,000.00	1,020.73	+	4.11	1,000.00	1,020.73	+	4.11
Service
Actual	1,000.00	1,087.50		6.47	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,089.30		4.66	1,000.00	1,069.10		4.93	1,000.00	1,096.70		4.99
Hypothetical 5% return	1,000.00	1,020.33	+	4.51	1,000.00	1,020.03	+	4.81	1,000.00	1,020.03	+	4.81
Class R
Actual	1,000.00	1,086.90		7.24	1,000.00	1,066.20		7.48	1,000.00	1,094.10		7.58
Hypothetical 5% return	1,000.00	1,017.85	+	7.00	1,000.00	1,017.56	+	7.30	1,000.00	1,017.56	+	7.30
Class R6
Actual	1,000.00	1,090.50		3.89	1,000.00	1,069.50		4.21	1,000.00	1,098.40		4.27
Hypothetical 5% return	1,000.00	1,021.08	+	3.76	1,000.00	1,020.73	+	4.11	1,000.00	1,020.73	+	4.11

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class A
Actual	$1,000.00	$1,074.40		$6.22	$1,000.00	$1,061.00		$6.13	$1,000.00	$1,031.30		$6.55
Hypothetical 5% return	1,000.00	1,018.79	+	6.06	1,000.00	1,018.84	+	6.01	1,000.00	1,018.35	+	6.51
Class C
Actual	1,000.00	1,070.30		10.06	1,000.00	1,057.30		9.95	1,000.00	1,027.20		10.30
Hypothetical 5% return	1,000.00	1,015.08	+	9.79	1,000.00	1,015.13	+	9.74	1,000.00	1,014.63	+	10.24
Institutional
Actual	1,000.00	1,077.20		4.22	1,000.00	1,063.40		4.09	1,000.00	1,033.50		4.79
Hypothetical 5% return	1,000.00	1,020.73	+	4.11	1,000.00	1,020.83	+	4.01	1,000.00	1,020.08	+	4.76
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,030.60		7.30
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.60	+	7.25
Class IR
Actual	1,000.00	1,075.90		4.94	1,000.00	1,062.70		4.86	1,000.00	1,033.00		5.29
Hypothetical 5% return	1,000.00	1,020.03	+	4.81	1,000.00	1,020.08	+	4.76	1,000.00	1,019.59	+	5.26
Class R
Actual	1,000.00	1,073.00		7.50	1,000.00	1,060.40		7.46	1,000.00	1,030.50		7.80
Hypothetical 5% return	1,000.00	1,017.56	+	7.30	1,000.00	1,017.56	+	7.30	1,000.00	1,017.11	+	7.75
Class R6
Actual	1,000.00	1,077.20		4.22	1,000.00	1,063.80		4.09	1,000.00	1,033.10		4.69
Hypothetical 5% return	1,000.00	1,020.73	+	4.11	1,000.00	1,020.83	+	4.01	1,000.00	1,020.18	+	4.66

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class A
Actual	$1,000.00	$1,046.00		$6.54	$1,000.00	$1,076.20		$5.92	$1,000.00	$1,098.30		$7.54
Hypothetical 5% return	1,000.00	1,018.40	+	6.46	1,000.00	1,019.09	+	5.76	1,000.00	1,017.60	+	7.25
Class C
Actual	1,000.00	1,042.40		10.33	1,000.00	1,072.70		9.76	1,000.00	1,093.90		11.42
Hypothetical 5% return	1,000.00	1,014.68	+	10.19	1,000.00	1,015.37	+	9.49	1,000.00	1,013.89	+	10.99
Institutional
Actual	1,000.00	1,047.60		4.67	1,000.00	1,079.10		3.87	1,000.00	1,100.10		5.47
Hypothetical 5% return	1,000.00	1,020.23	+	4.61	1,000.00	1,021.08	+	3.76	1,000.00	1,019.59	+	5.26
Service
Actual	1,000.00	1,045.40		7.20	1,000.00	1,076.10		6.43	1,000.00	1,097.10		8.06
Hypothetical 5% return	1,000.00	1,017.75	+	7.10	1,000.00	1,018.60	+	6.26	1,000.00	1,017.11	+	7.75
Class IR
Actual	1,000.00	1,047.30		5.28	1,000.00	1,078.60		4.64	1,000.00	1,099.20		6.19
Hypothetical 5% return	1,000.00	1,019.64	+	5.21	1,000.00	1,020.33	+	4.51	1,000.00	1,018.89	+	5.96
Class R
Actual	1,000.00	1,044.60		7.81	1,000.00	1,075.70		7.21	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,017.16	+	7.70	1,000.00	1,017.85	+	7.00	N/A	N/A		N/A
Class R6
Actual	1,000.00	1,048.00		4.57	1,000.00	1,079.30		3.87	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,020.33	+	4.51	1,000.00	1,021.08	+	3.76	N/A	N/A		N/A
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	1.15%	1.90%	0.75%	1.25%	0.90%	1.40%	0.75%
Concentrated Growth	1.21	1.96	0.82	N/A	0.96	1.46	0.82
Dynamic U.S. Equity	1.21	1.96	0.82	N/A	0.96	1.46	0.82
Flexible Cap Growth	1.21	1.96	0.82	N/A	0.96	1.46	0.82
Focused Growth	1.20	1.95	0.80	N/A	0.95	1.46	0.80
Growth Opportunities	1.30	2.05	0.95	1.45	1.05	1.55	0.93
Small/Mid Cap Growth	1.29	2.04	0.92	1.42	1.04	1.54	0.90
Strategic Growth	1.15	1.90	0.75	1.25	0.90	1.40	0.75
Technology Opportunities	1.45	2.20	1.05	1.55	1.19	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 88112-TMPL-04/2017 EQGRWSAR-17/134K

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Fundamental Equity Value Funds
Focused Value
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

∎	FOCUSED VALUE

∎	GROWTH AND INCOME

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	40

Financial Statements	56

Financial Highlights	64

Notes to Financial Statements	76

Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

∎	Meetings with management teams and on-site company visits

∎	Industry-specific, proprietary financial and valuation models

∎	Assessment of management quality

∎	Analysis of each company’s competitive position and industry dynamics

∎	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

∎	Market uncertainty exists

∎	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

∎	Sustainable operating earnings, or competitive advantage

∎	Excellent stewardship of capital

∎	Capability to earn above their cost of capital

∎	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

∎	Capital appreciation potential as each company’s true value is recognized in the marketplace

∎	Investment style consistency

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the six months ended February 28, 2017 (the “Reporting Period”), despite unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 10.01%. The Russell 3000® Index generated a return of 10.29%.

As the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike (Hawkish language or action tends to suggest higher interest rates (opposite of dovish)). U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. presidential elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities rallied significantly in the first two months of 2017. In January 2017, markets searched for details on timing and scope behind President Trump’s campaign proclamations but rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. However, U.S. equities subsequently retreated on political uncertainty and protectionism concerns following executive orders on immigration, a border wall and U.S. withdrawal from the Trans-Pacific Partnership, popularly known as TPP. Amid a busy political agenda, U.S. economic data released in January 2017 remained encouraging. Consumer sentiment set a 13-year high in the month, and non-manufacturing data remained consistent with growth in service-providing industries. Industrial production in December 2016 had recorded its biggest increase in two years, and the Philadelphia Fed’s manufacturing index also unexpectedly rose to a two-year high. Consumer prices rose in December 2016, marking a fifth straight monthly gain and signaling to many modest inflationary pressures.

In February 2017, investors continued to assess the outlook for potential tax reform, deregulation and other economic policies out of the new administration, while also heeding the tone of Fed officials. The U.S. dollar strengthened on the month, as the market-implied probability of a March 2017 interest rate hike increased with Fed Chair Yellen’s testimony before Congress and hawkish comments from other Fed officials. Economic data released during the month remained robust. U.S. non-farm payrolls for January 2017 were well above market expectations at 227,000, with particular strength in the construction industry. The Institute of Supply Management’s manufacturing and non-manufacturing indices rose to a two-year and six-year high in February 2017, respectively; U.S. consumer confidence reached a 15-year high in February 2017; and the core personal consumption expenditure index increased 1.7% year over year in January 2017, while personal spending increased a modest 0.2% month over month.

For the Reporting Period overall, financials, information technology and industrials were the best performing sectors in the S&P 500 Index by a wide margin. The weakest performing

2

MARKET REVIEW

sector in the S&P 500 Index was real estate, the only one to post a negative absolute return, followed by consumer staples, health care and energy, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, all capitalization segments posted positive returns, but small-cap stocks, as measured by the Russell 2000® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we saw an increasingly positive backdrop for the U.S. equity markets, as the U.S. transitions to what many believe will be a pro-growth political environment. In our view, if realized, most companies should benefit from aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. In the near term, however, we think uncertainty around policy specifics and timing could increase volatility. While our aggregate return expectations are lower than in recent years given what we consider to be relatively full valuations, we believe U.S. equities still look more attractive than most other asset classes. Accordingly, we favor high quality, domestically-oriented companies with what we feel are strong management teams. Additionally, after several years of thematic-driven markets, we are excited about the prospect of increasing dispersion at the stock level. We believe an active approach is poised to benefit in this type of environment, as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

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PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a non-diversified portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 10.76%, 10.39%, 10.93%, 10.89%, 10.53% and 10.95%, respectively. These returns compare to the 11.07% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund produced robust absolute gains, but sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that most meaningfully detracted from the Fund’s relative results during the Reporting Period were industrials, energy and telecommunication services, wherein stock selection was challenged. Having a position in cash during the Reporting Period when the Russell Index rallied also dampened relative results. Stock selection was most effective in financials and consumer discretionary, which helped the Fund’s performance relative to the Russell Index. Having no exposure to the real estate sector, which significantly lagged the Russell Index during the Reporting Period, also contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production company Southwestern Energy, wireless telecommunications provider Verizon Communications and diversified energy company FirstEnergy.

The stock price of Southwestern Energy came under pressure during the Reporting Period largely due to weak natural gas prices. Additionally, investors felt there was a lack of transparency in future guidance. At the end of the Reporting Period, we continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We also remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to maintain an appropriate level of debt and by its commitment to capital efficiency amidst a challenging macro environment.

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PORTFOLIO RESULTS

Shares of Verizon Communications fell during the second half of 2016 as a sentiment shift occurred with respect to the prospects of higher interest rates in the U.S. following strong jobs data and hawkish commentary from some Federal Reserve (“Fed”) members. As the probability of an interest rate hike increased, equities with high dividend yields, such as Verizon Communications, came under pressure. Further, in January 2017, Verizon Communications reported weaker than market expected fourth quarter 2016 results and 2017 guidance amid increasing industry competition. We had originally initiated a position in the company believing its management would protect the profits of its installed base of subscribers, even in the face of an intensifying competitive environment. Although we continue to believe Verizon Communications has some of the highest quality assets in the industry, we became concerned about its management’s deviation in strategy to more aggressively pursue subscription growth at the expense of margin, and so we exited the Fund’s position.

Shares of FirstEnergy came under pressure during the Reporting Period due to uncertainty about the timeline and costs of the exit of the company’s competitive generation business. We believe its stock price was implying all of the debt from the generation business would be absorbed by the parent company. However, we do not expect this scenario to materialize and believe the stock was being unfairly punished. That said, we eliminated the Fund’s position in FirstEnergy in favor of higher conviction ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global financial services company Bank of America, investment banking products and services provider Morgan Stanley and online travel company Expedia.

Financial companies broadly rose following the U.S. presidential election as investor sentiment around the sector, and banks in particular, improved. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates.

Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders.

In our view, Morgan Stanley has been emerging from a space of significant change in its business mix, a restructuring of its expense base and an improvement in its capital levels. In addition, we believe we have seen increased capital returns because of the company’s high capital levels and earnings generation. Most of Morgan Stanley’s stock price increase during the Reporting Period came following the outcome of the U.S. presidential election. The company also reported a solid third calendar quarter, driven by better capital markets activity, improved wealth management margins and controlled expenses. At the end of the Reporting Period, we maintained our conviction in the company’s management team and its future prospects.

Shares of Expedia rose after strong data points were released indicating accelerating room night growth and constructive developments in HomeAway, its acquired vacation rental site. We remained confident in its management’s ability to execute on self-help initiatives, but strict to our sell discipline, we exited the position as the stock reached our risk-adjusted price target. (Room night is defined in the travel industry as one hotel room occupied for one night; a statistical unit of occupancy.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Viacom, a global entertainment company, at what we viewed as an attractive valuation relative to its peers. We are constructive on the entry of a new Chief Executive Officer and on the change in management. We are also confident in its new management’s ability to execute on self-help initiatives and refocus on the company’s core networks. We have seen strong initial signs of a turnaround in core network viewership. Improvement in its cash flow profile should, we believe, allow the company to pay down debt and return capital to shareholders.

We established a Fund position in Oracle, a software provider for enterprise information management. In our view, the company is well positioned to deliver on its long-term strategic goals. We are positive on the company’s high margin cloud business and believe successful migration of its customer base from on premises to cloud computing

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PORTFOLIO RESULTS

platforms should result in a more favorable business mix. Additionally, the company was trading at the time of purchase at a significant discount relative to its peers and at what we believe were attractive levels.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in information technology giant Apple. We had originally entered the position at what we viewed as an attractive valuation relative to its peers. We believed there was significant opportunity in the upcoming product cycle within the company’s installed user base. Its shares rose after sales for the iPhone 7 exceeded market expectations. We therefore sold the position after the stock achieved our risk-adjusted price target.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care, consumer discretionary, industrials, energy and consumer staples increased. The Fund also established an allocation to materials during the Reporting Period. The Fund’s exposure to the information technology and financials sectors decreased compared to the Russell Index. The Fund completely eliminated its exposure to the telecommunication services and utilities sectors and decreased its position in cash during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund was overweighted in consumer discretionary, health care and information technology relative to the Russell Index. On the same date, the Fund was rather neutrally weighted to the Russell Index in financials, industrials, energy, consumer staples and materials. The Fund had no allocation to telecommunication services, utilities and real estate at the end of February 2017.

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FUND BASICS

Focused Value Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	10.76%	11.07%
Class C	10.39	11.07
Institutional	10.93	11.07
Class IR	10.89	11.07
Class R	10.53	11.07
Class R6	10.95	11.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	Since Inception	Since Inception	Inception Date
Class A	8.18%	0.05%	7/31/15
Class C	12.66	3.31	7/31/15
Institutional	14.92	4.48	7/31/15
Class IR	14.77	4.34	7/31/15
Class R	14.16	3.79	7/31/15
Class R6	14.95	4.50	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	7.70%
Class C	1.88	8.45
Institutional	0.73	7.30
Class IR	0.88	7.45
Class R	1.38	7.95
Class R6	0.71	7.28

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	5.3%	Banks
Wells Fargo & Co.	5.3	Banks
Viacom, Inc. Class B	4.5	Media
General Electric Co.	4.2	Industrial Conglomerates
Alphabet, Inc. Class A	4.2	Internet Software & Services
Morgan Stanley	4.2	Capital Markets
Oracle Corp.	4.1	Software
ConocoPhillips	4.1	Oil, Gas & Consumable Fuels
Eaton Corp. PLC	4.0	Electrical Equipment
American Express Co.	3.9	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets measured at the time of purchase (“Total Assets”) in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”), it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its Total Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 10.78%, 10.37%, 11.02%, 10.75%, 10.92%, 10.66% and 11.02%, respectively. These returns compare to the 11.07% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains and both stock selection and sector allocation overall contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period. However, after fees, the Fund modestly underperformed the Russell Index on a relative basis.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection and positioning in the financials, real estate and energy sectors helped the Fund’s relative results most. The sectors that detracted most from the Fund’s relative results during the Reporting Period were industrials, telecommunication services and consumer discretionary, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Bank of America, Lincoln National and Morgan Stanley, each of the financials sector, which broadly rose following the U.S. presidential election as investor sentiment around the sector improved, particularly with respect to banks. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates.

Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders.

We opportunistically initiated a position in Lincoln National following downward pressures it faced from the U.K. referendum outcome, popularly known as Brexit. In addition to its shares rising following the U.S. presidential election, its share price strengthened after the company reported strong third calendar quarter earnings that exceeded market expectations. At the end of the Reporting Period, we maintained a constructive view on Lincoln National’s

10

PORTFOLIO RESULTS

strategy to shift sales to lower risk products and on what we consider to be its strong risk management practices, which we believe may well result in continued market confidence in its return on equity sustainability. Despite its recent strong performance, we also remained positive at the end of the Reporting Period on the company’s risk/reward profile due to its management’s execution and the likelihood of rising interest rates.

In our view, Morgan Stanley has been emerging from a space of significant change in its business mix, a restructuring of its expense base and an improvement in its capital levels. In addition, we believe we have seen increased capital returns because of the company’s high capital levels and earnings generation. Most of Morgan Stanley’s stock price increase during the Reporting Period came following the outcome of the U.S. presidential election. The company also reported a solid third calendar quarter, driven by better capital markets activity, improved wealth management margins and controlled expenses. At the end of the Reporting Period, we maintained our conviction in the company’s management team and its future prospects.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in telecommunications provider Verizon Communications, pharmaceuticals company Pfizer and industrial conglomerate General Electric.

Shares of Verizon Communications fell during the second half of 2016 as a sentiment shift occurred with respect to the prospects of higher interest rates in the U.S. following strong jobs data and hawkish commentary from some Federal Reserve (“Fed”) members. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) As the probability of an interest rate hike increased, equities with high dividend yields, such as Verizon Communications, came under pressure. Further, in January 2017, Verizon Communications reported weaker than expected fourth quarter 2016 results and 2017 guidance amid increasing industry competition. Despite this underperformance, at the end of the Reporting Period, we believed Verizon Communications has some of the highest quality assets in the industry and can modestly grow should the company continue to invest in and focus on its strong wireless business and other areas poised for growth, including digital advertising, “Internet of Things” (“IoT”) and fifth generation (5G) products. In our view, the company remains a strong franchise with a stable operating business model and an improving free cash flow profile. (The IoT is the inter-networking of physical devices, connected or smart devices, buildings and other items — embedded with electronics, software, sensors, actuators and network connectivity that enable these objects to collect and exchange data.)

Pfizer’s stock came under pressure after its management announced that, despite much speculation, it would not split into two companies. Some investors believed its stock price was accounting for the potential increase in profits as a result of a split. Additionally, investors began to raise concerns about increased competition, pricing pressure and drug pipeline uncertainty. In our view, the company’s pipeline was undervalued at the end of the Reporting Period, and we expected its management to continue to highlight its value through clinical success. We also believe Pfizer has a strong balance sheet, which may provide the company with the financial flexibility to invest for growth and return capital to shareholders.

Shares of General Electric were pressured after the company reported several consecutive quarters of weaker industrial revenues, predominantly driven by its power and transport business as well as by oil and gas headwinds. Despite its recent weaker performance, at the end of the Reporting Period, we believed General Electric remained a high quality franchise with dominant market position. In our view, the company has made great progress in divesting its non-core assets and in re-focusing on its core industrial roots. Furthermore, the business generates high free cash flow with an under-levered balance sheet. However, in light of its recent challenges, we reduced the Fund’s position in General Electric.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in AvalonBay Communities, an owner of high-end apartments in coastal markets, such as New York City, Washington D.C. and California. We believe AvalonBay Communities has a well diversified portfolio of high quality properties located in both urban and suburban areas. We are also positive on AvalonBay Communities’ well-funded pipeline, which we

11

PORTFOLIO RESULTS

believe could lead to strong future earnings. In addition, in our view, the company has a solid balance sheet, a well-covered dividend and a long history of good capital allocation.

We established a Fund position in Invesco, a global investment management firm. We are positive on the active management component of the business and see further upside potential given the possibility of a more favorable regulatory environment. Invesco has an attractive relative valuation and strong balance sheet, in our view, which leads us to believe its stock could continue to perform well. Additionally, we have confidence in its management team given its strong performance track record.

Conversely, we exited the Fund’s position in Williams- Sonoma, a home furnishing specialty retailer. The company faced increasingly strong headwinds from new online competition along with a sluggish retail environment. Additionally, in August 2016, Williams-Sonoma cut its full- year guidance due to weakening sales trends. Finally, big ticket purchases slowed at Williams-Sonoma’s Pottery Barn brand for the first time since 2008, which we believe may well be a negative indicator for the higher ticket discretionary purchases in the industry more broadly. In light of these headwinds, we sold the Fund’s position in Williams-Sonoma in favor of higher conviction opportunities.

We eliminated the Fund’s position in Comcast, a broadband cable and media company. Its stock price significantly increased during the Reporting Period, particularly following the U.S. presidential election. We believe Comcast is a high quality company that provides on-demand content, innovates well and has outperformed despite cord-cutting trends. (Cord-cutting is the practice of canceling or forgoing a cable television subscription or landline telephone connection in favor of an alternative Internet-based or wireless service.) We are especially constructive on the company’s business model, which emphasizes diversification across content and distribution channels. However, as our investment thesis was realized and as shares approached our price target, we exited the position in favor of stocks having what we considered to be better risk-adjusted return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer staples, financials and industrials increased. The Fund’s exposure to consumer discretionary, telecommunication services and utilities decreased compared to the Russell Index as did its position in cash.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the consumer staples, financials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate and energy and was rather neutrally weighted to the Russell Index in consumer discretionary, health care, industrials, materials, telecommunication services and utilities.

12

FUND BASICS

Growth and Income Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	10.78%	11.07%
Class C	10.37	11.07
Institutional	11.02	11.07
Service	10.75	11.07
Class IR	10.92	11.07
Class R	10.66	11.07
Class R6	11.02	11.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.01%	12.82%	3.82%	6.93%	2/5/93
Class C	11.33	13.24	3.63	3.22	8/15/97
Institutional	13.64	14.56	4.82	6.18	6/3/96
Service	13.07	13.99	4.31	5.73	3/6/96
Class IR	13.46	14.38	N/A	4.92	11/30/07
Class R	12.91	13.82	N/A	4.40	11/30/07
Class R6	13.68	N/A	N/A	6.20	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.27%
Class C	1.89	2.02
Institutional	0.74	0.87
Service	1.24	1.37
Class IR	0.89	1.02
Class R	1.39	1.52
Class R6	0.74	0.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.7%	Banks
Pfizer, Inc.	4.5	Pharmaceuticals
Bank of America Corp.	4.3	Banks
JPMorgan Chase & Co.	4.0	Banks
General Electric Co.	3.3	Industrial Conglomerates
The Procter & Gamble Co.	3.1	Household Products
Cisco Systems, Inc.	3.0	Communications Equipment
Exxon Mobil Corp.	2.9	Oil, Gas & Consumable Fuels
ConocoPhillips	2.9	Oil, Gas & Consumable Fuels
Verizon Communications, Inc.	2.8	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 9.93%, 9.49%, 10.10%, 9.82%, 10.02%, 9.76% and 10.13%, respectively. These returns compare to the 11.07% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were industrials, energy and consumer discretionary, wherein stock selection was comparatively weak. Having an allocation to cash during a Reporting Period when the Russell Index rallied further dampened the Fund’s relative results. Effective stock selection in the financials and real estate sectors and having underweighted allocations to the real estate and consumer staples sectors, each of which lagged the Russell Index during the Reporting Period, contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production companies Southwestern Energy and Range Resources and in wireless telecommunications provider Verizon Communications.

The stock price of Southwestern Energy came under pressure during the Reporting Period largely due to weak natural gas prices. Additionally, investors felt there was a lack of transparency in future guidance. At the end of the Reporting Period, we continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica shales. We also remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to maintain an appropriate level of debt and by its commitment to capital efficiency amidst a challenging macro environment.

Weak natural gas prices were the primary driver behind weakness in the stock of Range Resources. There were also investor concerns about the potential effect of long-term

16

PORTFOLIO RESULTS

increases in oil production. At the end of the Reporting Period, we viewed Range Resources positively given what we consider to be its high quality assets, particularly in the Marcellus Basin. We also remained constructive on Range Resource’s management team and believed the company’s low cost of production relative to its peers left room for substantial organic growth potential.

Shares of Verizon Communications fell during the second half of 2016 as a sentiment shift occurred with respect to the prospects of higher interest rates in the U.S. following strong jobs data and hawkish commentary from some Federal Reserve (“Fed”) members. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) As the probability of an interest rate hike increased, equities with high dividend yields, such as Verizon Communications, came under pressure. Further, in January 2017, Verizon Communications reported weaker than expected fourth quarter 2016 results and 2017 guidance amid increasing industry competition. Despite this underperformance, at the end of the Reporting Period, we believed Verizon Communications has some of the highest quality assets in the industry and can modestly grow should the company continue to invest in and focus on its strong wireless business and other areas poised for growth, including digital advertising, “Internet of Things” (“IoT”) and fifth generation (5G) products. In our view, the company remains a strong franchise with a stable operating business model and an improving free cash flow profile. (The IoT is the inter-networking of physical devices, connected or smart devices, buildings and other items — embedded with electronics, software, sensors, actuators, and network connectivity that enable these objects to collect and exchange data.)

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Bank of America, Lincoln National and Morgan Stanley, each of the financials sector, which broadly rose following the U.S. presidential election as investor sentiment around the sector improved, particularly with respect to banks. Sentiment improved as investors anticipated both a more attractive regulatory environment and increases in interest rates.

Additionally, on a more company-specific level, the stock price of Bank of America strengthened after the company reported revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we believed shares of Bank of America remained attractively valued given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to bettering execution, growing margins and returning capital to shareholders.

We opportunistically initiated a position in Lincoln National following downward pressures it faced from the U.K. referendum outcome, popularly known as Brexit. In addition to its shares rising following the U.S. presidential election, its share price strengthened after the company reported strong third calendar quarter earnings that exceeded market expectations. At the end of the Reporting Period, we maintained a constructive view on Lincoln National’s strategy to shift sales to lower risk products and on what we consider to be its strong risk management practices, which we believe may well result in continued market confidence in its return on equity sustainability. Despite its recent strong performance, we also remained positive at the end of the Reporting Period on the company’s risk/reward profile due to its management’s execution and the likelihood of rising interest rates.

In our view, Morgan Stanley has been emerging from a space of significant change in its business mix, a restructuring of its expense base and an improvement in its capital levels. In addition, we believe we have seen increased capital returns because of the company’s high capital levels and earnings generation. Most of Morgan Stanley’s stock price increase during the Reporting Period came following the outcome of the U.S. presidential election. The company also reported a solid third calendar quarter, driven by better capital markets activity, improved wealth management margins and controlled expenses. At the end of the Reporting Period, we maintained our conviction in the company’s management team and its future prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Altria Group, a tobacco company. We are constructive on strong industry fundamentals and view the availability of Altria’s iQOS

17

PORTFOLIO RESULTS

product, a new type of electronic smokeless cigarette, as a strong catalyst. We expect iQOS to receive Food and Drug Administration (“FDA”) approval for sale in the U.S. this year and believe the product’s purported healthier approach to tobacco usage could grant it significant domestic market share. The product has already seen success in international markets where it has received approval.

We initiated a Fund position in Invesco, a global investment management firm. We are positive on the active management component of the business and see further upside potential given the improved investor sentiment for a more favorable regulatory environment. Invesco has what we consider to be a strong relative valuation and balance sheet, which leads us to believe its stock may continue to perform well. Additionally, we have confidence in its management team given its strong performance track record.

Conversely, we exited the Fund’s position in Procter & Gamble. Its shares rose sharply after activist investor Trian took a significant stake in the company. We are unclear as to what the activist investor plans to accomplish but do not expect a break-up of the company to unlock significant value.

We sold the Fund’s position in United Technologies, an industrial conglomerate. We originally initiated a position in the company due to our view that its shares were undervalued given future growth and margin expansion opportunities for the company. Additionally, we were constructive on its new management team and its focus on cost cutting efforts, divestitures and share repurchases. As our investment thesis was realized and as its shares approached our price target, we exited the position in favor of opportunities that we believed to have better risk-adjusted return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in industrials and consumer discretionary increased. The Fund’s exposure to information technology, financials, utilities and telecommunication services decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the health care, consumer discretionary, industrials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, telecommunication services and real estate, and was rather neutrally weighted to the Russell Index in financials, materials, energy and consumer staples

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FUND BASICS

Large Cap Value Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 29, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	9.93%	11.07%
Class C	9.49	11.07
Institutional	10.10	11.07
Service	9.82	11.07
Class IR	10.02	11.07
Class R	9.76	11.07
Class R6	10.13	11.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.16%	12.19%	4.06%	5.60%	12/15/99
Class C	9.35	12.63	3.87	5.15	12/15/99
Institutional	11.66	13.92	5.06	6.36	12/15/99
Service	11.11	13.36	4.54	5.87	12/15/99
Class IR	11.52	13.75	N/A	5.02	11/30/07
Class R	10.99	13.19	N/A	4.52	11/30/07
Class R6	11.69	N/A	N/A	4.30	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	1.23%
Class C	1.87	1.98
Institutional	0.79	0.83
Service	1.29	1.33
Class IR	0.87	0.98
Class R	1.37	1.48
Class R6	0.77	0.81

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.4%	Banks
Bank of America Corp.	5.2	Banks
JPMorgan Chase & Co.	3.8	Banks
Pfizer, Inc.	3.1	Pharmaceuticals
Oracle Corp.	2.7	Software
General Electric Co.	2.5	Industrial Conglomerates
Union Pacific Corp.	2.4	Road & Rail
Allergan PLC	2.4	Pharmaceuticals
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
American Express Co.	2.4	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 9.49%, 9.11%, 9.75%, 9.48%, 9.65%, 9.40% and 9.73%, respectively. These returns compare to the 10.76% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns, but sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Stock selection as a whole also detracted, albeit more modestly, from the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in industrials, consumer discretionary, energy and real estate. Stock selection and having an overweighted allocation to health care, which lagged the Russell Index during the Reporting Period, also hurt. Having a position in cash during a Reporting Period when the Russell Index rallied further dampened relative results. Partially offsetting these detractors was effective stock selection in the financials, materials, telecommunication services and information technology sectors, which contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Brixmor Property Group, DDR and L Brands.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was the top detractor from the Fund’s relative results during the Reporting Period. We believe its underperformance of the Russell Index was largely due to investor concerns about disappointing retail industry sales and the potential impact on Brixmor Property Group’s tenants. In our view, these fears were overblown, especially given the company’s base in what we consider to be high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as the company’s portfolio of assets, since we believe fundamentals in the industry remained healthy. For example, supply, relative to historical levels, was low, and demand remained strong. Finally, we were encouraged by its management’s focus on high return redevelopment projects and improving the company’s balance sheet.

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PORTFOLIO RESULTS

DDR, an owner of shopping centers in the U.S. and Puerto Rico, was also a significant detractor from the Fund’s relative results during the Reporting Period. While the broader real estate sector declined during the Reporting Period, we believe DDR’s underperformance of the Russell Index was exacerbated by uncertainty relative to its new Chief Executive Officer and the outcome of strategic measures being taken by the company. Despite a challenging Reporting Period, we believed at the end of the Reporting Period that shares of DDR were trading at a substantial discount relative to the company’s private market value. Additionally, we maintained confidence in DDR’s new leadership, as we believe they are highly motivated and focused on improving the business’ operational performance over the long term.

Shares of L Brands, a global retailer that operates primarily through Victoria’s Secret and Bath & Body Works, declined during the Reporting Period. The majority of its underperformance relative to the Russell Index came after the company lowered its first fiscal quarter and fiscal year earnings guidance. Despite these headwinds, L Brands remains the category leader within the lingerie and personal care and beauty markets. Restructuring actions undertaken during the Reporting Period aimed at simplifying the Victoria’s Secret business resulted in increased uncertainty amongst investors around the core health of the franchise. However, we believe this was largely self-inflicted and not an indication of a structural breakdown in the business. While we remained constructive at the end of the Reporting Period on its management team’s ability to execute, we moderated the Fund’s position in L Brands in an effort to improve the portfolio’s risk/reward profile.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in SLM, Citizens Financial Group and Huntington Bancshares, each of the financials sector.

SLM, a company that provides funding and servicing for student loans, commonly known as Sallie Mae, was the top positive contributor to the Fund’s results during the Reporting Period. We had invested in SLM because we felt the company had strong and highly visible growth, a dominant position in a market with high barriers to entry and a new Chief Executive Officer with a track record of success at other companies. Despite solid performance at SLM, perceived political risk weighed heavily on the stock ahead of the U.S. presidential election. Its shares subsequently spiked following the election results, and sentiment continued to improve as investors anticipated a more attractive regulatory environment for SLM. At the end of the Reporting Period, we continued to see upside potential for the company and opportunities for future growth.

Shares of Citizens Financial Group, a consumer and commercial banking company, rose sharply following the U.S. presidential election, as sentiment around the financials sector broadly, and regional banks in particular, improved. At the end of the Reporting Period, we remained positive on its management team’s commitment to creating shareholder value and improving the bank’s operational efficiency through its cost savings program. Additionally, in light of the U.S. presidential election results, we believe Citizens Financial Group could benefit from a less restrictive regulatory environment.

Shares of Huntington Bancshares, a financial services company, similarly spiked following the U.S. presidential election results. Sentiment continued to improve in the last months of the Reporting Period as investors anticipated a more attractive regulatory environment and increases in interest rates. We believe the company has a solid management team that seems to be committed to doing what we consider to be the right things — i.e. setting up incentives that align with shareholders, committing to annual operating leverage regardless of interest rates, making prudent decisions for the long term and utilizing excess capital judiciously. In our view, we should see an efficiency improvement as revenues start to catch up with expenses following an investment phase by the company. Additionally, the company has been aggressive in getting ahead of regulation, which we believe could lead to a smaller revenue impact versus its peers when regulations are written.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in SunTrust Banks, a bank holding company based in Atlanta, Georgia. We are positive on what we consider to be SunTrust Banks’ attractive relative valuation and its broad footprint in the fast-growing southeastern U.S. We also are encouraged by its management’s execution on plans to improve its capital efficiency.

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PORTFOLIO RESULTS

We established a Fund position in Ameriprise Financial, a financial services company primarily focused on wealth management and retirement planning. We are constructive on Ameriprise Financial and see upside potential given the widespread improved sentiment for a more favorable regulatory environment. We also believe its management is likely to continue its strong track record of distributing capital to shareholders.

Conversely, we sold the Fund’s position in Pentair, a diversified industrial company. We were positive on Pentair’s plan to improve margins and operational efficiency. Additionally, in our view, the sale of its valves and controls business improved the company’s capital structure and resulted in a simpler business model with high quality construction and water businesses, areas we viewed as the most compelling for growth. Following the U.S. presidential election results, however, we became increasingly concerned that U.K.-based Pentair could be negatively affected by proposed changes to the U.S. tax code. We chose to transition the capital from the sale of Pentair to industrials companies with higher U.S. exposure.

We exited the Fund’s position in Ingersoll-Rand, a diversified, global company that provides products and services to help improve air quality, transport food and increase industrial production. We had initiated this Fund position as we believed the company would benefit from an improving outlook for non-residential construction, potential share gains in residential construction, and proprietary investments in technology systems. As our investment thesis began to be realized, we sold the stock in favor of other names we believed to have greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in industrials increased. The Fund’s exposure to the health care and financials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund had overweighted positions relative to the Russell Index in the industrials, energy and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, real estate and telecommunication services and was rather neutrally weighted to the Russell Index in financials, consumer discretionary, information technology, consumer staples and materials.

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FUND BASICS

Mid Cap Value Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Class A	9.49%	10.76%
Class C	9.11	10.76
Institutional	9.75	10.76
Service	9.48	10.76
Class IR	9.65	10.76
Class R	9.40	10.76
Class R6	9.73	10.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.61%	11.30%	5.54%	8.37%	8/15/97
Class C	10.98	11.74	5.34	7.89	8/15/97
Institutional	13.25	13.02	6.56	10.92	8/1/95
Service	12.69	12.45	6.03	8.71	7/18/97
Class IR	13.09	12.85	N/A	6.83	11/30/07
Class R	12.55	12.29	N/A	12.89	1/6/09
Class R6	13.29	N/A	N/A	2.70	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.16%
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41
Class R6	0.74	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Synchrony Financial	2.1%	Consumer Finance
SunTrust Banks, Inc.	2.1	Banks
Stanley Black & Decker, Inc.	1.8	Machinery
Mid-America Apartment Communities, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)
Huntington Bancshares, Inc.	1.7	Banks
PG&E Corp.	1.6	Electric Utilities
AMETEK, Inc.	1.6	Electrical Equipment
Ameriprise Financial, Inc.	1.5	Capital Markets
Vornado Realty Trust	1.5	Equity Real Estate Investment Trusts (REITs)
Martin Marietta Materials, Inc.	1.5	Construction Materials

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

26

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 12.93%, 12.51%, 13.16%, 12.88%, 13.09%, 12.80% and 13.19%, respectively. These returns compare to the 15.80% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit to a lesser degree, from the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the energy, materials and consumer staples sectors. Having a position in cash during a Reporting Period when the Russell Index rallied also hurt. Effective stock selection in the financials and utilities sectors helped the Fund’s performance most relative to the Russell Index. Having no exposure to the telecommunication services sector, which significantly lagged the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in natural gas-focused exploration and production company Rice Energy, food manufacturer TreeHouse Foods and health care real estate investment trust (“REIT”) Care Capital Properties.

Rice Energy was the biggest detractor from the Fund’s relative results during the Reporting Period. Natural gas-exposed exploration and production companies underperformed the Russell Index following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) to cut production in an effort to stabilize oil prices. In our view, energy investors subsequently reduced their exposure to natural gas-exposed stocks to gain exposure to oil-exposed companies instead. Additionally, investors appear to have held the belief that higher oil prices could lead to greater associated gas production from oil plays, driving down long-term natural gas prices. Despite these headwinds, at the end of the Reporting Period, we maintained our positive view on the company given its prominent acreage in the Marcellus and Utica shales, which we believe has the potential to drive strong long-term results

28

PORTFOLIO RESULTS

for the company. Additionally, Rice Energy is supported, in our view, by a management team committed to generating high returns. We believe the company’s growth opportunities were not fully reflected in its stock valuation at the end of the Reporting Period.

Shares of TreeHouse Foods declined after the company reported mixed second quarter 2016 earnings and announced the retirement of its Chief Financial Officer. We subsequently exited the Fund’s position in the company during the fourth quarter of 2016. We had originally initiated a Fund position in the stock given our view that the company would make operational improvements and that its acquisition of ConAgra’s private brands business could generate substantial synergies. However, the ConAgra deal has proven to be more difficult than we anticipated from an integration perspective. Further, in the event food inflation increases, it could be more difficult, in our opinion, for TreeHouse Foods to pass along cost increases to consumers relative to branded food peers.

Capital Care Properties is a health care REIT with a focus on skilled nursing facilities. Investors appeared to become concerned after its management disclosed in October 2016 that one of the company’s largest tenants was seeking rent relief. Its stock was further pressured during the fourth quarter of 2016 as investor expectations for interest rate hikes by the U.S. Federal Reserve (the “Fed”) increased, which resulted in a sharp rise in the 10-year U.S. Treasury yield. Despite these headwinds, we continued to believe at the end of the Reporting Period that Care Capital Properties has a superior portfolio of properties, supported by a high quality management team and a strong balance sheet. Additionally, we believe U.S. aging demographic trends could be a tailwind for the company going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in electronic design company Mentor Graphics, property and casualty insurance and reinsurance company Endurance Specialty Holdings and commercial bank Webster Financial.

Shares of Mentor Graphics rose sharply after its announcement that Siemens agreed to acquire the company at a premium. The deal is expected to close in the second quarter of 2017. We had originally initiated the Fund position in Mentor Graphics when the stock was trading at what we viewed as a discount following a challenging period for the company due to increased competition. We believed its performance would improve and future growth opportunities for the company were being underappreciated by the market. We also liked what we considered to be the company’s strong balance sheet. After the acquisition announcement, we sold the Fund’s position in Mentor Graphics.

Endurance Specialty Holdings saw its stock price rise sharply after the company reached an agreement to sell itself to a Japanese insurer at a 43% premium relative to its previous closing price. We had originally initiated a position in Endurance Specialty Holdings based on our positive view of its management team’s turnaround strategy. In particular, we were constructive on its efforts to enhance the company’s earnings profile by shifting its mix toward the insurance segment. Additionally, we held a positive view on the company’s then-recently appointed Chief Executive Officer and the tenured team of insurance underwriters that he recruited to the company. Following the announcement of the acquisition, we exited the Fund’s position in Endurance Specialty Holdings and used the proceeds to add to names with what we viewed as more attractive risk-adjusted upside potential.

Webster Financial reported strong third quarter 2016 earnings, driven by better than market expected loan growth and fee income. Its stock continued to rise following the U.S. presidential election, as investor expectations for better economic growth, regulatory relief and higher interest rates caused bank stocks, particularly those with a domestic focus, to outperform the broader U.S. equity market. In our view, Webster Financial is a well-managed company that is taking share in the northeast U.S., an attractive geographic market for banking fundamentals. Further, the company is one of the leading providers of health savings accounts, a large source of low-cost deposits that may, in our opinion, benefit its margins in a higher interest rate environment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Tech Data, a distribution company that specializes in microcomputer-related hardware and software. We are positive on the company’s recently appointed Chief Financial Officer, who, in our view, brings

29

PORTFOLIO RESULTS

operational, capital allocation and cash flow discipline to the company. We are also constructive on Tech Data’s acquisition of Avnet, which we believe is underappreciated by investors. Additionally, we believe the stock’s valuation, at the time of purchase, was attractive relative to the small-cap information technology universe. Finally, in our view, the company is well positioned to benefit from potential improvements in small business confidence.

We established a Fund position in Mid-America Apartment Communities, an owner and operator of apartments across the U.S.’ Sunbelt region. We are positive on the company’s geographical exposure and presence in suburban markets, which we view as less susceptible to the potential threat of new supply. Over the long term, we believe this dynamic may well allow for stronger pricing power and more stable rent growth. We further believe Mid-America Apartment Communities has a high quality management team with a strong track record of execution.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Intersil, a semiconductor manufacturer, as a result of an acquisition. At the time of the Fund’s purchase, we had believed Intersil was under-earning relative to its peers, which led to what we considered to be an attractive valuation. We were also constructive on the company’s plan to reallocate research and development spending to its higher margin businesses. Intersil was a long-term holding in the Fund, and we were encouraged by improving operating margins and successful new product launches as a result of its increased research and development investment. Its shares spiked after Renesas Electronic, a Japanese automotive chip manufacturer, announced the acquisition of Intersil at a significant premium, and so we sold the Fund’s shares in the company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in industrials and consumer discretionary increased and its allocation compared to the Russell Index in information technology decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund was overweighted in industrials and materials and underweighted in financials and real estate relative to the Russell Index. The Fund was rather neutrally weighted to information technology, consumer discretionary, energy, utilities, health care and consumer staples in the Russell Index at the end of February 2017, with the exception of telecommunication services to which the Fund had no exposure at all at the end of the Reporting Period.

30

FUND BASICS

Small Cap Value Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	12.93%	15.80%
Class C	12.51	15.80
Institutional	13.16	15.80
Service	12.88	15.80
Class IR	13.09	15.80
Class R	12.80	15.80
Class R6	13.19	15.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	17.27%	13.64%	7.70%	10.61%	10/22/92
Class C	22.11	14.07	7.51	8.77	8/15/97
Institutional	24.58	15.38	8.75	10.04	8/15/97
Service	23.94	14.81	8.21	9.49	8/15/97
Class IR	24.40	15.21	N/A	9.99	11/30/07
Class R	23.78	14.64	N/A	9.46	11/30/07
Class R6	24.59	N/A	N/A	11.59	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.41%
Class C	2.12	2.16
Institutional	0.97	1.01
Service	1.47	1.51
Class IR	1.12	1.16
Class R	1.62	1.66
Class R6	0.95	1.00

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Webster Financial Corp.	1.4%	Banks
XPO Logistics, Inc.	1.2	Air Freight & Logistics
Radian Group, Inc.	1.0	Thrifts & Mortgage Finance
Pebblebrook Hotel Trust	1.0	Equity Real Estate Investment Trusts (REITs)
Life Storage, Inc.	1.0	Equity Real Estate Investment Trusts (REITs)
New Jersey Resources Corp.	0.9	Gas Utilities
Prosperity Bancshares, Inc.	0.9	Banks
Texas Capital Bancshares, Inc.	0.9	Banks
Burlington Stores, Inc.	0.8	Specialty Retail
LegacyTexas Financial Group, Inc.	0.8	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

32

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

33

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index, respectively, at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts (“REITs”), it may also invest in foreign securities, including securities of issuers in emerging countries or economies and securities quoted in foreign currencies. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 12.20%, 11.76%, 12.33%, 12.23%, 11.96% and 12.33%, respectively. These returns compare to the 12.73% cumulative total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns, but both stock selection and sector allocation overall detracted modestly from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were energy and industrials, wherein stock selection proved challenging. Having an allocation to cash during a period when the Russell Index rallied also hurt. Effective stock selection in the financials and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having no exposure to telecommunication services, which significantly lagged the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Brixmor Property Group, QEP Resources and Federal Realty Investment Trust.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was the top detractor from the Fund’s relative results during the Reporting Period. We believe its underperformance of the Russell Index was largely due to investor concerns about disappointing retail industry sales and the potential impact on Brixmor Property Group’s tenants. In our view, these fears were overblown, especially given the company’s base in what we consider to be high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as the company’s portfolio of assets since we believe fundamentals in the industry remained healthy. For example, supply, relative to historical levels, was low, and demand remained strong. Finally, we were encouraged by its

34

PORTFOLIO RESULTS

management’s focus on high return redevelopment projects and improving the company’s balance sheet.

We had originally initiated a Fund position in QEP Resources, an oil and natural gas exploration and production company, due to a strategic shift it made in capital allocation. Historically, QEP Resources was a natural gas-focused producer with a relatively high cost base in the Rockies. In more recent years, however, the company had pivoted capital to higher return assets with greater oil exposure in the Permian and Bakken shale plays, or areas of operation. Additionally, QEP Resources had acquired high quality acreage in the Permian Basin, which we believed would provide the company with greater inventory in some of the lowest cost shale in the U.S. We were positive on this strategic shift and believed that as investors came to fully appreciate the improved asset mix, shares of QEP Resources could trade meaningfully higher. However, during the Reporting Period, the company reported earnings that gave us concern regarding the execution of the transition. Its legacy assets underperformed investor expectations and have complicated the investment case around the transition to lower cost plays, as cash flow from its legacy assets will, in our view, have to fund growth in the new assets. We exited the Fund’s position in QEP Resources by the end of the Reporting Period.

Federal Realty Investment Trust, an owner of retail and mixed-use shopping centers, was another top detractor from the Fund’s relative results during the Reporting Period. The move in interest rates following the U.S. elections and heightened expectations for additional interest rate hikes by the Federal Reserve (the “Fed”) pressured the company’s stock. At the end of the Reporting Period, it was our view that Federal Realty Investment Trust’s exposure to the nation’s top urban markets, including Washington, D.C. and San Francisco, could provide the company with pricing power and above-average rent growth going forward. In addition to what we consider to be a strong balance sheet, we believe the company’s development pipeline was being underappreciated by investors, and its management’s track record of building shareholder value could lead to meaningful upside in its stock.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in property and casualty insurance and reinsurance company Endurance Specialty Holdings, retail and commercial bank East West Bancorp and commercial bank Webster Financial.

Endurance Specialty Holdings saw its stock price rise sharply after the company reached an agreement to sell itself to a Japanese insurer at a 43% premium relative to its previous closing price. We had originally initiated a position in Endurance Specialty Holdings based on our positive view of its management team’s turnaround strategy. In particular, we were constructive on its efforts to enhance the company’s earnings profile by shifting its mix toward the insurance segment. Additionally, we held a positive view on the company’s then-recently appointed Chief Executive Officer and the tenured team of insurance underwriters that he recruited to the company. Following the announcement of the acquisition, we exited the Fund’s position in Endurance Specialty Holdings and used the proceeds to add to names with what we viewed as more attractive risk-adjusted upside potential.

Shares of East West Bancorp, headquartered in California, rose sharply following the U.S. presidential election as investor sentiment around the financials sector broadly, and regional banks in particular, improved. At the end of the Reporting Period, we continued to believe East West Bancorp was well positioned with diverse loan growth in some of the fastest growing areas of California, Texas and New York. We remained positive on its above-average loan growth, supported by what we considered to be its strong, shareholder-focused management team.

Webster Financial reported strong third quarter 2016 earnings, driven by better than market expected loan growth and fee income. Its stock continued to rise following the U.S. presidential election, as investor expectations for better economic growth, regulatory relief and higher interest rates caused bank stocks, particularly those with a domestic focus, to outperform the broader U.S. equity market. In our view, Webster Financial is a well-managed company that is taking share in the northeast U.S., an attractive geographic market for banking fundamentals. Further, the company is one of the leading providers of health savings accounts, a large source of low-cost deposits that may, in our opinion, benefit its margins in a higher interest rate environment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

35

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Trinity Industries, a manufacturer of transportation and industrial products. We believe we are nearing a trough point in the rail car cycle, which was negatively affected by a slowdown in industrial production and energy prices. We believe strong economic growth, should it indeed materialize, may well lead to a pickup in rail car activity and utilization. In our view, early data points are encouraging — train speeds are slowing, implying more traffic; loads are increasing; and idle train cars are coming back online. The company has what we considered to be an under-levered balance sheet and a large leasing business, which could unlock value in a sale scenario. Also, the company is diversifying away from being a pure rail car manufacturer and into the barge and infrastructure businesses.

We established a Fund position in TechnipFMC, a provider of technologies, systems and services for oil and gas projects. FMC was a market leader in subsea deepwater technologies and equipment. In 2016, it announced a merger with Technip, a leader in above-ground technologies and equipment for deepwater drilling. Combining the expertise of both businesses, TechnipFMC is able to complete projects with approximately 30% lower costs, which, in our view, offers a compelling value proposition to its clients. We believe there are potentially further deal synergies, which are still underappreciated by the market. Additionally, in our opinion, the company could return capital to shareholders and might well be beneficiaries of a lower corporate tax rate, should that materialize. Further, at the time of purchase, the stock was trading at a discount to its oil services peers.

Conversely, in addition to the sale of QEP Resources, already mentioned, we exited the Fund’s position in Post Properties, a real estate investment trust (“REIT”) that develops and operates multifamily apartment communities. Its stock was a top contributor to the Fund’s relative results during the third quarter of 2016 after it was announced that Mid-America Apartment Communities was acquiring Post Properties in an all-stock deal valued at $17 billion. We are positive on this transaction given the opportunity for substantial operating synergies. Additionally, we believe the scale of the combined company may allow for stronger pricing power and more stable rent growth. We exited the Fund’s position in Post Properties when the deal closed in December 2016, though the Fund maintained high conviction in the combined company through its position in Mid-America Apartment Communities, an owner and operator of apartments across the Sunbelt region.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in industrials increased and its allocation compared to the Russell Index in consumer staples decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2017?

A	At the end of February 2017, the Fund was overweighted in the industrials and materials sectors relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate and consumer staples and was rather neutrally weighted to the Russell Index in the remaining sectors of the Russell Index. The Fund had no allocation to telecommunication services at the end of the Reporting Period.

36

FUND BASICS

Small/Mid Cap Value Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Fund Total Return (based on NAV)[1]	Russell 2500® Value Index[2]
Class A	12.20%	12.73%
Class C	11.76	12.73
Institutional	12.33	12.73
Class IR	12.23	12.73
Class R	11.96	12.73
Class R6	12.33	12.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Since Inception	Inception Date
Class A	10.44%	5.36%	1/31/2014
Class C	15.08	6.68	1/31/2014
Institutional	17.38	7.94	1/31/2014
Class IR	17.20	7.69	1/31/2014
Class R	16.59	7.19	1/31/2014
Class R6	17.38	7.00	7/31/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site atwww.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

37

FUND BASICS

EXPENSE RATIOS[3]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	2.25%
Class C	2.01	2.99
Institutional	0.87	1.84
Class IR	1.01	2.03
Class R	1.52	2.50
Class R6	0.88	1.90

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/17[5]
Holding	% of Net Assets	Line of Business
Mid-America Apartment Communities, Inc.	2.8%	Equity Real Estate Investment Trusts (REITs)
East West Bancorp, Inc.	1.4	Banks
Webster Financial Corp.	1.3	Banks
Arch Capital Group Ltd.	1.3	Insurance
Brixmor Property Group, Inc.	1.3	Equity Real Estate Investment Trusts (REITs)
Synovus Financial Corp.	1.2	Banks
American Financial Group, Inc.	1.2	Insurance
Signature Bank	1.2	Banks
Atmos Energy Corp.	1.2	Gas Utilities
First Republic Bank	1.1	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

38

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 28, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of February 28, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

39

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Airlines* – 2.0%
3,823	JetBlue Airways Corp.	$76,307

Automobiles – 1.9%
1,953	General Motors Co.	71,948

Banks – 14.2%
8,063	Bank of America Corp.	198,995
1,495	JPMorgan Chase & Co.	135,477
3,406	Wells Fargo & Co.	197,139

		531,611

Biotechnology* – 3.5%
1,066	Celgene Corp.	131,662

Capital Markets – 5.7%
2,933	Deutsche Bank AG*	57,751
3,419	Morgan Stanley	156,145

		213,896

Chemicals – 2.5%
1,184	E.I. du Pont de Nemours & Co.	92,991

Consumer Finance – 3.9%
1,844	American Express Co.	147,631

Electrical Equipment – 4.0%
2,093	Eaton Corp. PLC	150,654

Electronic Equipment, Instruments & Components – 2.6%
3,547	Corning, Inc.	97,933

Energy Equipment & Services – 2.0%
1,803	National Oilwell Varco, Inc.	72,877

Food & Staples Retailing – 5.3%
915	Wal-Mart Stores, Inc.	64,901
4,380	Whole Foods Market, Inc.	134,335

		199,236

Health Care Equipment & Supplies – 4.8%
2,264	Abbott Laboratories	102,061
667	Zimmer Biomet Holdings, Inc.	78,092

		180,153

Industrial Conglomerates – 4.2%
5,330	General Electric Co.	158,887

Insurance – 3.0%
2,147	MetLife, Inc.	112,589

Internet Software & Services* – 4.2%
187	Alphabet, Inc. Class A	158,002

Media – 8.1%
2,216	DISH Network Corp. Class A*	137,392
3,857	Viacom, Inc. Class B	167,587

		304,979

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 9.5%
641	Chevron Corp.	72,112
3,253	ConocoPhillips	154,745
17,111	Southwestern Energy Co.*	128,504

		355,361

Personal Products – 2.9%
5,856	Coty, Inc. Class A	109,976

Pharmaceuticals – 6.9%
266	Allergan PLC	65,122
1,040	Eli Lilly & Co.	86,122
3,123	Pfizer, Inc.	106,557

		257,801

Software – 4.2%
3,644	Oracle Corp.	155,198

Specialty Retail – 2.4%
1,181	Lowe’s Cos., Inc.	87,831

TOTAL COMMON STOCKS
(Cost $3,233,767)		$3,667,523

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
94,608	0.470%	$94,608
(Cost $94,608)

TOTAL INVESTMENTS – 100.3%
(Cost $3,328,375)		$3,762,131

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(12,451)

NET ASSETS – 100.0%		$3,749,680

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense – 1.4%
52,371	United Technologies Corp.	$5,894,356

Air Freight & Logistics – 1.8%
71,159	United Parcel Service, Inc. Class B	7,525,776

Automobiles – 1.0%
120,539	General Motors Co.	4,440,657

Banks – 16.6%
741,700	Bank of America Corp.	18,305,156
174,658	BB&T Corp.	8,422,009
35,001	Citigroup, Inc.	2,093,410
189,351	JPMorgan Chase & Co.	17,158,987
420,059	Wells Fargo & Co.	24,313,015

		70,292,577

Capital Markets – 3.8%
133,236	AllianceBernstein Holding LP	3,157,693
186,901	Invesco Ltd.	6,016,343
151,749	Morgan Stanley	6,930,377

		16,104,413

Chemicals – 2.0%
110,813	E.I. du Pont de Nemours & Co.	8,703,253

Communications Equipment – 2.9%
367,506	Cisco Systems, Inc.	12,561,355

Consumer Finance – 4.0%
138,113	American Express Co.	11,057,327
63,584	Capital One Financial Corp.	5,967,994

		17,025,321

Diversified Telecommunication Services – 2.7%
235,334	Verizon Communications, Inc.	11,679,626

Electric Utilities – 4.7%
61,916	Duke Energy Corp.	5,111,166
120,693	FirstEnergy Corp.	3,914,074
88,743	PG&E Corp.	5,923,595
60,020	Pinnacle West Capital Corp.	4,933,044

		19,881,879

Electrical Equipment – 1.9%
46,495	Eaton Corp. PLC	3,346,710
81,978	Emerson Electric Co.	4,926,878

		8,273,588

Energy Equipment & Services – 0.5%
26,531	Schlumberger Ltd.	2,132,031

Equity Real Estate Investment Trusts (REITs) – 2.6%
35,771	AvalonBay Communities, Inc.	6,573,994
197,744	RLJ Lodging Trust	4,500,654

		11,074,648

Common Stocks – (continued)
Food & Staples Retailing – 3.4%
113,504	Wal-Mart Stores, Inc.	8,050,839
203,966	Whole Foods Market, Inc.	6,255,637

		14,306,476

Food Products – 2.1%
76,392	Campbell Soup Co.	4,533,865
99,897	Mondelez International, Inc. Class A	4,387,476

		8,921,341

Health Care Equipment & Supplies – 2.2%
203,394	Abbott Laboratories	9,169,001

Household Products – 3.1%
143,807	The Procter & Gamble Co.	13,096,503

Independent Power and Renewable Electricity Producers – 0.6%
146,720	NRG Energy, Inc.	2,429,683

Industrial Conglomerates – 3.3%
464,480	General Electric Co.	13,846,149

Insurance – 4.0%
90,968	Lincoln National Corp.	6,382,315
159,915	MetLife, Inc.	8,385,943
43,906	The Hartford Financial Services Group, Inc.	2,146,564

		16,914,822

Media – 2.7%
78,293	DISH Network Corp. Class A*	4,854,166
154,779	Viacom, Inc. Class B	6,725,148

		11,579,314

Oil, Gas & Consumable Fuels – 9.9%
233,122	BP PLC ADR	7,907,498
85,861	Chevron Corp.	9,659,363
254,598	ConocoPhillips	12,111,227
153,816	Exxon Mobil Corp.	12,508,317

		42,186,405

Pharmaceuticals – 9.0%
65,286	Eli Lilly & Co.	5,406,334
63,536	Johnson & Johnson	7,764,735
89,275	Merck & Co., Inc.	5,880,544
557,834	Pfizer, Inc.	19,033,296

		38,084,909

Road & Rail – 1.9%
76,473	Union Pacific Corp.	8,254,496

Semiconductors & Semiconductor Equipment – 2.7%
171,422	Intel Corp.	6,205,476
74,689	Maxim Integrated Products, Inc.	3,308,723
31,427	QUALCOMM, Inc.	1,774,997

		11,289,196

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software – 3.8%
173,039	Microsoft Corp.	$11,071,035
115,998	Oracle Corp.	4,940,355

		16,011,390

Specialty Retail – 1.0%
56,906	Lowe’s Cos., Inc.	4,232,099

Technology Hardware, Storage & Peripherals – 1.4%
42,512	Apple, Inc.	5,823,719

Tobacco – 1.7%
97,765	Altria Group, Inc.	7,324,554

TOTAL COMMON STOCKS – 98.7%
(Cost $347,691,001)		$419,059,537

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		5,416,363

NET ASSETS – 100.0%		$424,475,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Aerospace & Defense – 1.0%
247,536	Textron, Inc.	$11,708,453

Airlines* – 0.8%
430,253	JetBlue Airways Corp.	8,587,850

Automobiles – 0.8%
235,979	General Motors Co.	8,693,466

Banks – 14.4%
2,388,515	Bank of America Corp.	58,948,550
471,292	JPMorgan Chase & Co.	42,708,481
1,059,990	Wells Fargo & Co.	61,352,221

		163,009,252

Biotechnology* – 2.8%
120,498	Celgene Corp.	14,882,708
191,598	Vertex Pharmaceuticals, Inc.	17,362,611

		32,245,319

Capital Markets – 4.6%
594,111	Deutsche Bank AG*	11,698,046
574,792	Invesco Ltd.	18,502,554
478,952	Morgan Stanley	21,873,738

		52,074,338

Chemicals – 1.8%
264,540	E.I. du Pont de Nemours & Co.	20,776,972

Communications Equipment – 2.0%
663,555	Cisco Systems, Inc.	22,680,310

Construction & Engineering – 1.1%
223,716	Fluor Corp.	12,391,629

Consumer Finance – 3.7%
336,898	American Express Co.	26,972,054
155,959	Capital One Financial Corp.	14,638,312

		41,610,366

Containers & Packaging – 0.8%
131,728	Ball Corp.	9,685,960

Diversified Telecommunication Services – 1.3%
93,509	Level 3 Communications, Inc.*	5,353,390
188,382	Verizon Communications, Inc.	9,349,399

		14,702,789

Electric Utilities – 3.0%
455,637	FirstEnergy Corp.	14,776,308
284,191	PG&E Corp.	18,969,749

		33,746,057

Electrical Equipment – 2.6%
224,405	Eaton Corp. PLC	16,152,672
229,904	Emerson Electric Co.	13,817,230

		29,969,902

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 1.7%
332,569	Corning, Inc.	9,182,230
134,849	TE Connectivity Ltd.	10,042,205

		19,224,435

Energy Equipment & Services – 1.0%
291,685	National Oilwell Varco, Inc.	11,789,908

Equity Real Estate Investment Trusts (REITs) – 3.0%
77,960	American Tower Corp.	8,949,028
72,109	AvalonBay Communities, Inc.	13,252,192
113,358	Vornado Realty Trust	12,454,644

		34,655,864

Food & Staples Retailing – 1.6%
196,093	The Kroger Co.	6,235,758
372,405	Whole Foods Market, Inc.	11,421,661

		17,657,419

Food Products – 2.1%
134,060	Campbell Soup Co.	7,956,461
72,859	Kellogg Co.	5,396,666
227,237	Mondelez International, Inc. Class A	9,980,249

		23,333,376

Health Care Equipment & Supplies – 2.7%
540,986	Abbott Laboratories	24,387,649
74,525	Medtronic PLC	6,029,818

		30,417,467

Health Care Providers & Services – 1.5%
96,526	Aetna, Inc.	12,428,688
23,981	Humana, Inc.	5,065,986

		17,494,674

Household Products – 0.7%
62,951	Kimberly-Clark Corp.	8,344,155

Industrial Conglomerates – 2.5%
962,631	General Electric Co.	28,696,030

Insurance – 3.9%
228,735	Lincoln National Corp.	16,048,047
428,593	MetLife, Inc.	22,475,417
117,673	The Hartford Financial Services Group, Inc.	5,753,033

		44,276,497

Internet Software & Services* – 1.8%
23,731	Alphabet, Inc. Class A	20,051,034

IT Services – 0.7%
90,844	Visa, Inc. Class A	7,988,821

Machinery – 1.5%
175,277	Caterpillar, Inc.	16,942,275

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 3.7%
265,488	DISH Network Corp. Class A*	$16,460,256
257,878	Liberty Global PLC Series C*	9,048,939
385,888	Viacom, Inc. Class B	16,766,834

		42,276,029

Multiline Retail – 0.9%
143,969	Dollar General Corp.	10,512,616

Oil, Gas & Consumable Fuels – 10.0%
523,417	BP PLC ADR	17,754,304
167,117	Chevron Corp.	18,800,662
511,837	ConocoPhillips	24,348,086
333,818	Exxon Mobil Corp.	27,146,080
262,843	Range Resources Corp.	7,259,724
2,383,219	Southwestern Energy Co.*	17,897,975

		113,206,831

Personal Products – 1.1%
644,393	Coty, Inc. Class A	12,101,701

Pharmaceuticals – 6.4%
112,494	Allergan PLC	27,540,781
88,853	Bristol-Myers Squibb Co.	5,038,853
40,081	Johnson & Johnson	4,898,299
1,042,172	Pfizer, Inc.	35,558,909

		73,036,842

Road & Rail – 2.4%
255,442	Union Pacific Corp.	27,572,409

Semiconductors & Semiconductor Equipment – 0.7%
97,703	Texas Instruments, Inc.	7,486,004

Software – 3.6%
724,380	Oracle Corp.	30,851,344
338,481	Symantec Corp.	9,670,402

		40,521,746

Specialty Retail – 1.0%
40,551	The Home Depot, Inc.	5,876,245
71,444	The TJX Cos., Inc.	5,604,782

		11,481,027

Technology Hardware, Storage & Peripherals – 0.6%
48,128	Apple, Inc.	6,593,055

Tobacco – 1.9%
287,222	Altria Group, Inc.	21,518,672

TOTAL COMMON STOCKS
(Cost $906,945,654)		$1,109,061,550

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,284,991	0.470%	$2,284,991
(Cost $2,284,991)

TOTAL INVESTMENTS – 97.9%
(Cost $909,230,645)		$1,111,346,541

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		24,150,554

NET ASSETS – 100.0%		$1,135,497,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Aerospace & Defense – 2.5%
360,655	L3 Technologies, Inc.	$60,705,449
1,208,789	Textron, Inc.	57,175,720

		117,881,169

Airlines* – 1.3%
3,161,903	JetBlue Airways Corp.	63,111,584

Banks – 7.2%
1,577,035	CIT Group, Inc.	67,654,802
1,519,338	Citizens Financial Group, Inc.	56,777,661
5,512,431	Huntington Bancshares, Inc.	77,945,774
251,666	Signature Bank*	39,639,912
1,638,801	SunTrust Banks, Inc.	97,492,271

		339,510,420

Beverages – 1.2%
578,633	Molson Coors Brewing Co. Class B	58,088,967

Biotechnology* – 1.4%
307,151	BioMarin Pharmaceutical, Inc.	28,850,693
405,683	Vertex Pharmaceuticals, Inc.	36,762,994

		65,613,687

Capital Markets – 2.3%
560,614	Ameriprise Financial, Inc.	73,720,741
459,736	Raymond James Financial, Inc.	36,116,860

		109,837,601

Chemicals – 2.3%
702,917	Celanese Corp. Series A	62,679,109
833,141	FMC Corp.	48,005,584

		110,684,693

Commercial Services & Supplies – 1.1%
580,615	Waste Connections, Inc.	50,739,945

Communications Equipment – 2.0%
2,261,736	Juniper Networks, Inc.	63,328,608
2,894,583	Viavi Solutions, Inc.*	29,003,722

		92,332,330

Construction & Engineering – 1.3%
1,048,252	Jacobs Engineering Group, Inc.	59,131,895

Construction Materials – 1.5%
320,639	Martin Marietta Materials, Inc.	69,241,992

Consumer Finance – 3.6%
5,735,613	SLM Corp.*	68,770,000
2,732,654	Synchrony Financial	99,031,381

		167,801,381

Containers & Packaging – 1.2%
791,142	Ball Corp.	58,172,671

Diversified Financial Services – 0.7%
818,410	Voya Financial, Inc.	33,743,044

Common Stocks – (continued)
Diversified Telecommunication Services* – 0.4%
326,967	Level 3 Communications, Inc.	18,718,861

Electric Utilities – 4.0%
2,056,922	FirstEnergy Corp.	66,705,980
1,151,322	PG&E Corp.	76,850,744
569,032	Pinnacle West Capital Corp.	46,768,740

		190,325,464

Electrical Equipment – 1.6%
1,410,914	AMETEK, Inc.	76,147,029

Electronic Equipment, Instruments & Components – 1.3%
917,491	Corning, Inc.	25,331,926
1,649,589	VeriFone Systems, Inc.*	34,097,005

		59,428,931

Energy Equipment & Services – 2.5%
397,140	Baker Hughes, Inc.	23,939,599
989,135	Patterson-UTI Energy, Inc.	27,319,909
1,136,976	TechnipFMC PLC*	36,747,064
562,762	US Silica Holdings, Inc.	28,458,875

		116,465,447

Equity Real Estate Investment Trusts (REITs) – 10.9%
2,948,650	Brixmor Property Group, Inc.	68,821,491
531,074	CyrusOne, Inc.	27,031,667
3,376,681	DDR Corp.	48,826,807
909,564	Equity Residential Properties Trust	57,366,202
461,717	Federal Realty Investment Trust	64,977,433
796,612	Mid-America Apartment Communities, Inc.	81,835,951
2,263,011	RLJ Lodging Trust	51,506,130
586,559	Taubman Centers, Inc.	40,918,356
656,653	Vornado Realty Trust	72,146,465

		513,430,502

Food & Staples Retailing – 1.0%
1,525,849	Whole Foods Market, Inc.	46,797,789

Food Products – 0.9%
1,014,590	Conagra Brands, Inc.	41,811,254

Gas Utilities – 1.0%
616,284	Atmos Energy Corp.	48,248,874

Health Care Equipment & Supplies – 1.4%
572,689	Zimmer Biomet Holdings, Inc.	67,050,428

Health Care Providers & Services* – 2.4%
715,365	Centene Corp.	50,433,233
425,936	Laboratory Corp. of America Holdings	60,593,655

		111,026,888

Hotels, Restaurants & Leisure* – 1.0%
1,707,038	MGM Resorts International	44,878,029

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Household Durables* – 0.7%
910,211	Toll Brothers, Inc.	$31,074,603

Insurance – 4.9%
499,868	Arch Capital Group Ltd.*	47,272,517
475,589	Arthur J. Gallagher & Co.	27,084,793
814,446	Lincoln National Corp.	57,141,531
1,399,025	The Hartford Financial Services Group, Inc.	68,398,332
465,681	W.R. Berkley Corp.	33,072,665

		232,969,838

Internet & Direct Marketing Retail – 1.3%
507,295	Expedia, Inc.	60,388,397

Internet Software & Services* – 1.4%
603,241	IAC/InterActiveCorp.	44,603,640
1,626,911	Pandora Media, Inc.(a)	20,141,158

		64,744,798

IT Services – 1.7%
474,809	Computer Sciences Corp.	32,552,905
592,504	Fidelity National Information Services, Inc.	48,745,304

		81,298,209

Machinery – 3.9%
644,027	Stanley Black & Decker, Inc.	81,888,033
1,399,851	Trinity Industries, Inc.	37,572,001
774,425	Wabtec Corp.	62,046,931

		181,506,965

Media – 3.8%
1,123,579	Discovery Communications, Inc. Class A*	32,314,132
1,041,128	DISH Network Corp. Class A*	64,549,936
167,128	Liberty Broadband Corp. Class C*	14,362,980
609,262	Liberty Media Corp-Liberty Formula One Class C*	18,704,343
1,183,028	Viacom, Inc. Class B	51,402,567

		181,333,958

Metals & Mining – 1.7%
2,801,791	Freeport-McMoRan, Inc.*	37,544,000
1,139,432	Steel Dynamics, Inc.	41,703,211

		79,247,211

Mortgage Real Estate Investment Trusts (REITs) – 1.2%
1,244,458	Starwood Property Trust, Inc.	28,448,310
3,087,362	Two Harbors Investment Corp.	28,712,466

		57,160,776

Multi-Utilities – 1.6%
437,939	Sempra Energy	48,300,292
448,381	Vectren Corp.	25,266,270

		73,566,562

Common Stocks – (continued)
Multiline Retail – 0.7%
464,844	Dollar General Corp.	33,942,909

Oil, Gas & Consumable Fuels – 7.9%
398,306	Anadarko Petroleum Corp.	25,750,483
1,507,061	Antero Resources Corp.*	36,139,323
187,979	Cimarex Energy Co.	23,632,720
2,007,422	Encana Corp.	22,282,384
937,306	Marathon Petroleum Corp.	46,490,378
1,017,987	Newfield Exploration Co.*	37,115,806
625,510	Parsley Energy, Inc. Class A*	19,009,249
108,974	Pioneer Natural Resources Co.	20,265,895
625,306	Rice Energy, Inc.*	11,661,957
1,010,182	RSP Permian, Inc.*	39,892,087
1,799,313	The Williams Cos., Inc.	50,992,530
2,925,816	WPX Energy, Inc.*	37,743,026

		370,975,838

Road & Rail* – 1.2%
599,895	Old Dominion Freight Line, Inc.	55,046,365

Semiconductors & Semiconductor Equipment – 1.7%
3,318,983	Marvell Technology Group Ltd.	51,776,135
435,248	Qorvo, Inc.*	28,769,893

		80,546,028

Software – 1.7%
549,520	Activision Blizzard, Inc.	24,799,837
1,311,524	Symantec Corp.	37,470,241
473,607	Verint Systems, Inc.*	17,878,664

		80,148,742

Specialty Retail – 1.1%
23,541	AutoZone, Inc.*	17,339,123
639,464	L Brands, Inc.	33,648,596

		50,987,719

Textiles, Apparel & Luxury Goods* – 0.5%
1,001,894	Kate Spade & Co.	23,905,191

Trading Companies & Distributors – 1.0%
487,593	MSC Industrial Direct Co., Inc. Class A	49,046,980

Water Utilities – 1.2%
725,273	American Water Works Co., Inc.	56,571,294

TOTAL COMMON STOCKS
(Cost $3,918,318,953)		$4,574,683,258

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Distribution Rate	Value
Investment Company(b)(c) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,854,621	0.470%	$70,854,621
(Cost $70,854,621)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,989,173,574)		$4,645,537,879

Securities Lending Reinvestment Vehicle(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,380,300	0.470%	$21,380,300
(Cost $21,380,300)

TOTAL INVESTMENTS – 99.1%
(Cost $4,010,553,874)		$4,666,918,179

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		40,393,600

NET ASSETS – 100.0%		$4,707,311,779

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Aerospace & Defense – 2.7%
304,286	Curtiss-Wright Corp.	$29,768,300
255,349	DigitalGlobe, Inc.*	8,081,796
394,563	Esterline Technologies Corp.*	35,076,651
972,471	KLX, Inc.*	48,954,190
756,112	Mercury Systems, Inc.*	28,248,344
532,535	Moog, Inc. Class A*	35,988,715

		186,117,996

Air Freight & Logistics – 1.4%
352,639	Forward Air Corp.	17,473,262
1,617,831	XPO Logistics, Inc.*	82,493,203

		99,966,465

Airlines* – 0.2%
293,059	Spirit Airlines, Inc.	15,300,610

Auto Components – 0.7%
92,910	Cooper Tire & Rubber Co.	3,758,210
1,225,100	Dana, Inc.	23,142,139
200,462	Standard Motor Products, Inc.	9,616,162
347,937	Tower International, Inc.	9,620,458

		46,136,969

Automobiles – 0.2%
486,190	Winnebago Industries, Inc.	16,044,270

Banks – 20.4%
560,429	Ameris Bancorp	27,068,721
986,063	BancorpSouth, Inc.	30,567,953
575,332	Bank of the Ozarks, Inc.	31,487,920
963,853	Banner Corp.	56,019,136
1,042,015	BNC Bancorp	37,460,439
1,634,858	Boston Private Financial Holdings, Inc.	28,119,558
1,316,109	Brookline Bancorp, Inc.	20,860,328
693,521	CenterState Banks, Inc.	17,136,904
1,007,554	CoBiz, Inc.	17,178,796
1,172,567	Columbia Banking System, Inc.	46,773,698
691,642	Community Bank System, Inc.	41,090,451
771,218	ConnectOne Bancorp, Inc.	19,357,572
362,275	CU Bancorp*	14,237,407
2,147,793	CVB Financial Corp.	51,010,084
957,329	First Financial Bankshares, Inc.(a)	42,122,476
1,039,535	First Merchants Corp.	41,706,144
1,196,115	First Midwest Bancorp, Inc.	29,221,089
766,341	Flushing Financial Corp.	21,411,568
1,206,565	Glacier Bancorp, Inc.	44,546,380
1,299,287	Great Western Bancorp, Inc.	55,531,526
627,873	Heritage Financial Corp.	15,696,825
1,218,601	Home BancShares, Inc.	34,291,432
563,896	Independent Bank Corp.	36,653,240
287,444	Independent Bank Group, Inc.	18,195,205
474,249	Lakeland Financial Corp.	21,526,162
1,380,181	LegacyTexas Financial Group, Inc.	58,781,909
1,255,681	MB Financial, Inc.	56,530,759
1,001,765	PacWest Bancorp	55,197,251

Common Stocks – (continued)
Banks – (continued)
829,980	Pinnacle Financial Partners, Inc.	57,600,612
397,641	PrivateBancorp, Inc.	22,506,481
832,891	Prosperity Bancshares, Inc.	62,083,695
1,098,978	Renasant Corp.	45,102,057
405,649	Sandy Spring Bancorp, Inc.	17,467,246
492,857	South State Corp.	44,110,701
829,617	State Bank Financial Corp.	22,507,509
693,586	Texas Capital Bancshares, Inc.*	61,833,192
414,177	The First of Long Island Corp.	11,389,868
450,547	TriCo Bancshares	16,368,373
1,759,514	Webster Financial Corp.	96,650,104

		1,427,400,771

Building Products* – 0.9%
816,497	Gibraltar Industries, Inc.	33,843,801
148,063	Masonite International Corp.	11,563,720
242,831	Patrick Industries, Inc.	19,390,055

		64,797,576

Capital Markets – 1.4%
426,511	Golub Capital BDC, Inc.(a)	8,163,421
1,640,762	OM Asset Management PLC	24,463,761
996,098	Stifel Financial Corp.*	53,749,448
634,636	Virtu Financial, Inc. Class A(a)	11,010,935

		97,387,565

Chemicals – 1.9%
593,955	Minerals Technologies, Inc.	45,883,024
499,099	Olin Corp.	15,511,997
148,534	Quaker Chemical Corp.	19,558,957
318,234	Trinseo SA	22,005,881
638,241	Tronox Ltd. Class A	11,060,716
285,288	W.R. Grace & Co.	20,209,802

		134,230,377

Commercial Services & Supplies – 1.3%
1,189,816	ABM Industries, Inc.	48,532,595
1,009,254	Advanced Disposal Services, Inc.*	22,082,477
682,026	Mobile Mini, Inc.	22,199,946

		92,815,018

Communications Equipment* – 1.5%
1,056,133	Ixia	20,700,207
1,058,074	NetScout Systems, Inc.	39,095,834
4,609,873	Viavi Solutions, Inc.	46,190,928

		105,986,969

Construction & Engineering – 0.9%
735,815	EMCOR Group, Inc.	45,237,906
362,657	Granite Construction, Inc.	19,224,448

		64,462,354

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Construction Materials – 1.0%
433,938	Eagle Materials, Inc.	$45,003,710
1,130,176	Summit Materials, Inc. Class A*	26,999,905

		72,003,615

Containers & Packaging* – 0.6%
896,236	Berry Plastics Group, Inc.	45,107,558

Electric Utilities – 2.4%
641,476	IDACORP, Inc.	53,197,605
1,582,484	PNM Resources, Inc.	57,444,169
1,277,981	Portland General Electric Co.	57,930,879

		168,572,653

Electrical Equipment* – 0.3%
1,012,731	Thermon Group Holdings, Inc.	20,416,657

Electronic Equipment, Instruments & Components – 2.6%
446,551	Anixter International, Inc.*	37,197,698
1,030,580	CTS Corp.	22,569,702
303,037	OSI Systems, Inc.*	22,855,051
414,609	SYNNEX Corp.	48,476,084
564,761	Tech Data Corp.*	49,134,207

		180,232,742

Energy Equipment & Services – 1.0%
470,826	Basic Energy Services, Inc.*	18,541,128
353,752	C&J Energy Services, Inc.*	14,150,080
2,083,707	Fairmount Santrol Holdings, Inc.*	19,753,542
307,178	Keane Group, Inc.*	5,381,759
936,611	Superior Energy Services, Inc.	15,454,081

		73,280,590

Equity Real Estate Investment Trusts (REITs) – 7.9%
1,568,988	Acadia Realty Trust	50,254,686
1,734,569	Care Capital Properties, Inc.	45,601,819
2,431,592	Chesapeake Lodging Trust	58,747,263
605,567	Columbia Property Trust, Inc.	13,982,542
1,002,344	CyrusOne, Inc.	51,019,310
437,848	Highwoods Properties, Inc.	22,982,642
890,808	Hudson Pacific Properties, Inc.	32,585,757
762,538	Life Storage, Inc.	67,583,743
467,851	Mid-America Apartment Communities, Inc.	48,062,333
2,502,671	Pebblebrook Hotel Trust	71,951,791
290,031	PS Business Parks, Inc.	33,704,502
1,262,708	RLJ Lodging Trust	28,739,234
962,342	Terreno Realty Corp.	26,656,873

		551,872,495

Food & Staples Retailing – 0.4%
334,602	SpartanNash Co.	11,677,610
3,403,772	SUPERVALU, Inc.*	12,866,258

		24,543,868

Common Stocks – (continued)
Food Products – 1.1%
1,371,358	AdvancePierre Foods Holdings, Inc.	39,714,527
600,352	Pinnacle Foods, Inc.	34,298,110

		74,012,637

Gas Utilities – 2.1%
1,669,431	New Jersey Resources Corp.	65,775,581
12,218	ONE Gas, Inc.	800,890
1,375,575	South Jersey Industries, Inc.	48,172,637
392,828	Southwest Gas Holdings, Inc.	33,598,579

		148,347,687

Health Care Equipment & Supplies – 1.8%
646,037	CONMED Corp.	26,888,060
374,923	Hill-Rom Holdings, Inc.	24,913,633
125,528	ICU Medical, Inc.*	18,879,411
657,887	Integra LifeSciences Holdings Corp.*	28,118,090
985,728	Wright Medical Group NV*(a)	27,482,097

		126,281,291

Health Care Providers & Services* – 1.4%
611,644	Acadia Healthcare Co., Inc.(a)	27,352,720
356,647	Almost Family, Inc.	17,707,524
468,310	American Renal Associates Holdings, Inc.(a)	10,583,806
443,069	AMN Healthcare Services, Inc.	18,232,289
324,100	Envision Healthcare Corp.	22,687,000

		96,563,339

Health Care Technology* – 0.2%
627,036	HMS Holdings Corp.	11,681,681

Hotels, Restaurants & Leisure – 2.6%
329,029	Bojangles’, Inc.*	6,926,060
1,030,380	Extended Stay America, Inc.	17,825,574
466,368	Jack in the Box, Inc.	43,703,345
527,077	Marriott Vacations Worldwide Corp.	49,508,343
1,050,184	Red Rock Resorts, Inc. Class A	23,072,543
274,962	Sonic Corp.	6,951,039
201,965	Vail Resorts, Inc.	36,592,019

		184,578,923

Household Durables – 0.7%
98,484	CalAtlantic Group, Inc.(a)	3,479,440
470,449	Meritage Homes Corp.*	16,724,462
557,771	TopBuild Corp.*	23,415,227
454,259	William Lyon Homes Class A*(a)	8,371,993

		51,991,122

Household Products – 0.3%
173,508	Spectrum Brands Holdings, Inc.	23,548,506

Insurance – 4.0%
246,384	Allied World Assurance Co. Holdings AG	13,014,003
301,370	AMERISAFE, Inc.	19,378,091

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
743,878	AmTrust Financial Services, Inc.	$17,109,194
2,760,043	CNO Financial Group, Inc.	57,712,499
86,280	Enstar Group Ltd.*	16,716,750
469,037	Kinsale Capital Group, Inc.	13,766,236
1,735,573	Maiden Holdings Ltd.	26,814,603
1,330,252	National General Holdings Corp.	32,378,333
304,632	Primerica, Inc.	24,599,034
503,038	ProAssurance Corp.	29,729,546
537,894	RLI Corp.	31,439,904
14,346	Selective Insurance Group, Inc.	635,528

		283,293,721

Internet Software & Services* – 0.4%
671,105	Cornerstone OnDemand, Inc.	28,032,056

IT Services – 0.7%
905,651	Convergys Corp.	19,815,644
229,568	DST Systems, Inc.	27,456,333

		47,271,977

Life Sciences Tools & Services* – 0.8%
490,789	PRA Health Sciences, Inc.	28,961,459
895,853	VWR Corp.	25,173,469

		54,134,928

Machinery – 3.4%
553,870	Barnes Group, Inc.	27,754,426
211,323	CIRCOR International, Inc.	13,125,271
1,385,471	Federal Signal Corp.	20,615,808
1,030,168	ITT, Inc.	42,205,983
152,882	RBC Bearings, Inc.*	14,263,891
608,097	Rexnord Corp.*	13,481,510
192,616	Standex International Corp.	18,394,828
979,216	Terex Corp.	30,590,708
1,515,219	TriMas Corp.*	33,410,579
427,067	Watts Water Technologies, Inc. Class A	27,310,935

		241,153,939

Media – 2.1%
1,627,282	Live Nation Entertainment, Inc.*	46,231,082
526,614	Nexstar Media Group, Inc.	36,310,035
1,299,855	Regal Entertainment Group Class A(a)	28,050,871
912,145	TEGNA, Inc.	23,378,276
876,012	Time, Inc.	15,374,011

		149,344,275

Metals & Mining – 1.7%
4,105,141	AK Steel Holding Corp.*	34,195,825
239,120	Allegheny Technologies, Inc.(a)	4,593,495
482,253	Century Aluminum Co.*	6,792,533
1,154,713	Cliffs Natural Resources, Inc.*	12,309,241
691,242	Commercial Metals Co.	14,605,943
1,909,172	Hecla Mining Co.	10,653,180
204,394	Kaiser Aluminum Corp.	16,112,379

Common Stocks – (continued)
Metals & Mining – (continued)
157,941	Royal Gold, Inc.	10,432,003
857,760	Ryerson Holding Corp.*	9,306,696

		119,001,295

Mortgage Real Estate Investment Trusts (REITs) – 1.8%
1,488,147	Blackstone Mortgage Trust, Inc. Class A	46,340,898
1,866,419	PennyMac Mortgage Investment Trust	31,467,824
5,128,614	Two Harbors Investment Corp.	47,696,110

		125,504,832

Multi-Utilities – 0.7%
758,136	Black Hills Corp.	49,187,864

Multiline Retail*(a) – 0.0%
503,185	J.C. Penney Co., Inc.	3,190,193

Oil, Gas & Consumable Fuels – 4.5%
2,232,967	Callon Petroleum Co.*	28,180,043
665,914	Carrizo Oil & Gas, Inc.*	21,675,501
1,437,633	Golar LNG Ltd.	39,261,757
1,316,854	Jagged Peak Energy, Inc.*(a)	18,133,080
728,402	PDC Energy, Inc.*	49,232,691
1,521,260	Rice Energy, Inc.*	28,371,499
1,476,046	RSP Permian, Inc.*	58,289,056
652,543	SM Energy Co.	16,085,185
2,671,134	Synergy Resources Corp.*	21,823,165
2,750,742	WPX Energy, Inc.*	35,484,572

		316,536,549

Paper & Forest Products – 0.5%
1,305,054	KapStone Paper & Packaging Corp.	29,494,220
400,639	Mercer International, Inc.	4,827,700

		34,321,920

Personal Products* – 0.0%
580,086	Avon Products, Inc.	2,552,378

Pharmaceuticals* – 0.5%
862,420	Catalent, Inc.	24,751,454
132,607	Prestige Brands Holdings, Inc.	7,508,208

		32,259,662

Professional Services* – 0.5%
672,480	On Assignment, Inc.	31,734,331

Real Estate Management & Development – 0.6%
2,007,638	Kennedy-Wilson Holdings, Inc.	44,268,418

Road & Rail – 0.7%
592,542	Knight Transportation, Inc.	19,376,123
216,176	Marten Transport Ltd.	5,307,121
500,434	Saia, Inc.*	24,195,984

		48,879,228

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.1%
313,197	Cabot Microelectronics Corp.	$21,679,496
2,499,086	Cypress Semiconductor Corp.	33,162,871
2,410,872	Entegris, Inc.*	51,110,486
449,580	MACOM Technology Solutions Holdings, Inc.*	20,721,142
530,103	MKS Instruments, Inc.	34,774,757
1,151,858	Semtech Corp.*	38,529,650
208,549	Silicon Laboratories, Inc.*	14,077,058

		214,055,460

Software* – 1.8%
714,368	Bottomline Technologies de, Inc.	17,823,482
849,684	CommVault Systems, Inc.	41,677,000
319,173	Imperva, Inc.	13,086,093
1,429,184	Verint Systems, Inc.	53,951,696

		126,538,271

Specialty Retail – 2.4%
929,614	Boot Barn Holdings, Inc.*(a)	9,547,136
660,756	Burlington Stores, Inc.*	58,813,892
501,995	DSW, Inc. Class A	10,556,955
382,220	Lithia Motors, Inc. Class A	36,566,987
166,121	Monro Muffler Brake, Inc.	9,551,957
2,193,611	Office Depot, Inc.	9,147,358
960,899	Party City Holdco, Inc.*(a)	13,884,990
166,366	The Children’s Place, Inc.	16,852,876

		164,922,151

Technology Hardware, Storage & Peripherals* – 0.3%
476,109	Electronics For Imaging, Inc.	21,934,342

Textiles, Apparel & Luxury Goods – 0.5%
183,942	Columbia Sportswear Co.	10,105,773
1,082,517	Wolverine World Wide, Inc.	27,246,953

		37,352,726

Thrifts & Mortgage Finance – 2.8%
473,834	Dime Community Bancshares, Inc.	10,187,431
511,248	OceanFirst Financial Corp.	14,923,329
602,624	Oritani Financial Corp.	10,365,133
1,105,661	Provident Financial Services, Inc.	29,355,299
3,916,988	Radian Group, Inc.	72,895,147
919,761	Washington Federal, Inc.	31,133,910
534,702	WSFS Financial Corp.	24,382,411

		193,242,660

Trading Companies & Distributors – 3.1%
861,136	Beacon Roofing Supply, Inc.*	39,130,020
1,453,021	Foundation Building Materials, Inc.*	23,742,363
744,363	Herc Holdings, Inc.*	38,476,123
655,636	Kaman Corp.	33,942,276
513,352	NOW, Inc.*	9,825,557
1,424,405	Univar, Inc.*	45,865,841
404,548	WESCO International, Inc.*	28,116,086

		219,098,266

Common Stocks – (continued)
Water Utilities – 0.3%
555,757	California Water Service Group	20,424,070

TOTAL COMMON STOCKS
(Cost $5,087,805,274)		$6,811,917,816

Exchange Traded Fund(a) – 1.7%
984,796	iShares Russell 2000 Value ETF	$117,771,754
(Cost $110,413,236)

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,892	0.470%	$2,892
(Cost $2,892)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,198,221,402)		$6,929,692,462

Securities Lending Reinvestment Vehicle(b)(c) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
84,954,058	0.470%	84,954,058
(Cost $84,954,058)

TOTAL INVESTMENTS – 100.0%
(Cost $5,283,175,460)		$7,014,646,520

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(3,174,942)

NET ASSETS – 100.0%		$7,011,471,578

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%
Aerospace & Defense – 1.4%
2,405	Curtiss-Wright Corp.	$235,281
1,629	Huntington Ingalls Industries, Inc.	355,937
2,501	KLX, Inc.*	125,900

		717,118

Air Freight & Logistics* – 0.9%
8,787	XPO Logistics, Inc.	448,049

Airlines* – 0.6%
2,284	JetBlue Airways Corp.	45,589
4,391	Spirit Airlines, Inc.	229,254

		274,843

Auto Components – 0.8%
192	Lear Corp.	27,262
10,619	The Goodyear Tire & Rubber Co.	372,196

		399,458

Automobiles – 0.5%
2,140	Thor Industries, Inc.	237,155

Banks – 13.6%
6,499	Bank of Hawaii Corp.	548,906
5,189	Bank of the Ozarks, Inc.	283,994
8,048	BankUnited, Inc.	318,942
2,875	BOK Financial Corp.(a)	237,072
6,003	Commerce Bancshares, Inc.	354,297
13,318	East West Bancorp, Inc.	720,770
6,068	First Republic Bank	569,360
7,217	Glacier Bancorp, Inc.	266,452
8,862	Home BancShares, Inc.	249,377
9,629	PacWest Bancorp	530,558
4,184	Prosperity Bancshares, Inc.	311,875
3,737	Signature Bank*	588,615
3,002	South State Corp.	268,679
14,307	Synovus Financial Corp.	604,042
4,072	Texas Capital Bancshares, Inc.*	363,019
12,056	Webster Financial Corp.	662,236

		6,878,194

Beverages – 0.0%
160	Molson Coors Brewing Co. Class B	16,062

Building Products – 1.1%
1,789	Fortune Brands Home & Security, Inc.	103,458
10,060	JELD-WEN Holding, Inc.*	314,275
4,647	USG Corp.*	156,743

		574,476

Capital Markets – 2.1%
15,282	E*TRADE Financial Corp.*	527,382
8,447	OM Asset Management PLC	125,945
6,021	Stifel Financial Corp.*	324,893
4,439	Virtu Financial, Inc. Class A	77,016

		1,055,236

Common Stocks – (continued)
Chemicals – 1.9%
1,198	Albemarle Corp.	121,609
847	Axalta Coating Systems Ltd.*	24,656
1,823	Ingevity Corp.*	98,387
3,402	Minerals Technologies, Inc.	262,805
2,747	Olin Corp.	85,377
1,741	W.R. Grace & Co.	123,332
4,025	Westlake Chemical Corp.	255,306

		971,472

Commercial Services & Supplies – 1.1%
6,212	Waste Connections, Inc.	542,867

Communications Equipment* – 0.9%
8,016	CommScope Holding Co., Inc.	305,009
16,987	Viavi Solutions, Inc.	170,209

		475,218

Construction & Engineering – 1.0%
8,655	Jacobs Engineering Group, Inc.	488,228

Construction Materials – 1.2%
3,273	Eagle Materials, Inc.	339,443
1,245	Martin Marietta Materials, Inc.	268,858

		608,301

Containers & Packaging* – 0.7%
6,467	Berry Plastics Group, Inc.	325,484

Electric Utilities – 2.7%
11,097	Alliant Energy Corp.	438,110
4,679	IDACORP, Inc.	388,029
6,435	Pinnacle West Capital Corp.	528,893

		1,355,032

Electrical Equipment – 1.3%
5,350	AMETEK, Inc.	288,740
3,273	Hubbell, Inc.	388,243

		676,983

Electronic Equipment, Instruments & Components – 1.8%
2,077	Anixter International, Inc.*	173,014
6,170	Avnet, Inc.	284,314
6,308	National Instruments Corp.	203,370
2,939	Tech Data Corp.*	255,693

		916,391

Energy Equipment & Services – 2.3%
12,427	Fairmount Santrol Holdings, Inc.*	117,808
2,200	Keane Group, Inc.*	38,544
13,461	Patterson-UTI Energy, Inc.	371,793
13,493	Superior Energy Services, Inc.	222,634
13,109	TechnipFMC PLC*	423,683

		1,174,462

Equity Real Estate Investment Trusts (REITs) – 11.3%
27,592	Brixmor Property Group, Inc.	643,997
15,202	Care Capital Properties, Inc.	399,661

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
4,487	Columbia Property Trust, Inc.	$103,605
23,456	Empire State Realty Trust, Inc. Class A	511,575
3,194	Federal Realty Investment Trust	449,492
9,708	Highwoods Properties, Inc.	509,573
2,539	Life Storage, Inc.	225,032
13,604	Mid-America Apartment Communities, Inc.	1,397,539
17,501	Pebblebrook Hotel Trust	503,154
1,597	PS Business Parks, Inc.	185,587
16,495	RLJ Lodging Trust	375,426
5,748	Taubman Centers, Inc.	400,980

		5,705,621

Food & Staples Retailing* – 0.4%
6,563	US Foods Holding Corp.	180,811

Food Products – 0.9%
8,040	Pinnacle Foods, Inc.	459,325

Gas Utilities – 1.7%
7,473	Atmos Energy Corp.	585,061
7,185	New Jersey Resources Corp.	283,089

		868,150

Health Care Equipment & Supplies – 1.4%
5,046	Hill-Rom Holdings, Inc.	335,306
1,854	Teleflex, Inc.	354,448

		689,754

Health Care Providers & Services* – 1.7%
7,569	Acadia Healthcare Co., Inc.	338,486
4,503	Envision Healthcare Corp.	315,210
2,764	MEDNAX, Inc.	196,769

		850,465

Health Care Technology* – 0.3%
10,715	Allscripts Healthcare Solutions, Inc.	130,509

Hotels, Restaurants & Leisure – 1.4%
799	Cracker Barrel Old Country Store, Inc.(a)	128,631
3,055	Jack in the Box, Inc.	286,284
1,502	Vail Resorts, Inc.	272,132

		687,047

Household Durables – 0.7%
9,884	D.R. Horton, Inc.	316,288
1,086	Lennar Corp. Class A	52,986

		369,274

Household Products – 0.3%
1,214	Spectrum Brands Holdings, Inc.	164,764

Industrial Conglomerates – 0.8%
3,897	Carlisle Cos., Inc.	402,560

Common Stocks – (continued)
Insurance – 8.2%
1,296	Allied World Assurance Co. Holdings AG	68,455
6,339	American Financial Group, Inc.	596,246
12,047	AmTrust Financial Services, Inc.	277,081
6,946	Arch Capital Group Ltd.*	656,883
14,786	CNO Financial Group, Inc.	309,175
2,193	Primerica, Inc.	177,085
6,212	ProAssurance Corp.	367,129
3,773	The Hanover Insurance Group, Inc.	339,645
4,906	Torchmark Corp.	380,362
7,330	Validus Holdings Ltd.	422,648
7,728	W.R. Berkley Corp.	548,843

		4,143,552

Internet Software & Services – 0.8%
3,657	IAC/InterActiveCorp.*	270,399
1,630	LogMeIn, Inc.	149,552

		419,951

IT Services – 1.5%
7,330	Booz Allen Hamilton Holding Corp.	262,194
2,110	DST Systems, Inc.	252,356
4,791	Total System Services, Inc.	261,014

		775,564

Leisure Products – 0.6%
5,163	Brunswick Corp.	309,212

Life Sciences Tools & Services – 0.5%
4,711	PerkinElmer, Inc.	255,619

Machinery – 4.6%
9,676	Colfax Corp.*	368,172
5,284	Flowserve Corp.	245,442
9,980	ITT, Inc.	408,881
7,697	Terex Corp.	240,454
8,546	The Timken Co.	377,733
15,584	Trinity Industries, Inc.	418,275
5,446	Xylem, Inc.	262,061

		2,321,018

Media – 2.5%
2,954	Liberty Broadband Corp. Class C*	253,867
14,779	Live Nation Entertainment, Inc.*	419,871
3,753	Nexstar Media Group, Inc.	258,769
11,944	TEGNA, Inc.	306,125

		1,238,632

Metals & Mining – 2.5%
2,827	Reliance Steel & Aluminum Co.	239,305
2,491	Royal Gold, Inc.	164,531
14,725	Steel Dynamics, Inc.	538,935
8,080	United States Steel Corp.	312,858

		1,255,629

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 1.5%
13,007	PennyMac Mortgage Investment Trust	$219,298
10,267	Starwood Property Trust, Inc.	234,704
32,638	Two Harbors Investment Corp.	303,533

		757,535

Multi-Utilities – 1.1%
6,118	CMS Energy Corp.	272,374
5,318	Vectren Corp.	299,669

		572,043

Multiline Retail*(a) – 0.1%
7,223	J.C. Penney Co., Inc.	45,794

Oil, Gas & Consumable Fuels – 4.5%
12,215	Callon Petroleum Co.*	154,153
22,594	Encana Corp.	250,793
9,677	Extraction Oil & Gas, Inc.*	171,283
8,064	Golar LNG Ltd.	220,228
10,740	Jagged Peak Energy, Inc.*	147,890
5,010	Newfield Exploration Co.*	182,665
5,496	Parsley Energy, Inc. Class A*	167,023
13,732	Rice Energy, Inc.*	256,102
8,780	RSP Permian, Inc.*	346,722
27,581	WPX Energy, Inc.*	355,795

		2,252,654

Paper & Forest Products – 0.3%
7,497	KapStone Paper & Packaging Corp.	169,432

Pharmaceuticals* – 0.4%
7,346	Catalent, Inc.	210,830

Real Estate Management & Development – 0.6%
12,583	Kennedy-Wilson Holdings, Inc.	277,455

Road & Rail – 0.7%
3,641	Old Dominion Freight Line, Inc.	334,098

Semiconductors & Semiconductor Equipment – 1.9%
23,106	Cypress Semiconductor Corp.	306,617
23,872	Marvell Technology Group Ltd.	372,403
3,570	Microchip Technology, Inc.	258,896

		937,916

Software* – 2.7%
3,050	ANSYS, Inc.	325,618
3,928	CommVault Systems, Inc.	192,668
5,973	Fortinet, Inc.	223,092
12,998	Nuance Communications, Inc.	221,356
10,204	Verint Systems, Inc.	385,201

		1,347,935

Specialty Retail – 2.5%
5,653	Burlington Stores, Inc.*	503,174
6,260	CarMax, Inc.*	404,020
1,040	Foot Locker, Inc.	78,697

Common Stocks – (continued)
Specialty Retail – (continued)
2,594	Lithia Motors, Inc. Class A	248,168
6,979	Office Depot, Inc.	29,102

		1,263,161

Textiles, Apparel & Luxury Goods – 0.1%
609	Carter’s, Inc.	53,598

Thrifts & Mortgage Finance – 1.1%
22,115	Radian Group, Inc.	411,560
4,398	Washington Federal, Inc.	148,872

		560,432

Trading Companies & Distributors* – 1.9%
4,359	Beacon Roofing Supply, Inc.	198,073
1,271	United Rentals, Inc.	162,726
9,294	Univar, Inc.	299,267
4,216	WESCO International, Inc.	293,012

		953,078

Water Utilities – 0.6%
9,517	Aqua America, Inc.	302,070

TOTAL COMMON STOCKS
(Cost $42,874,714)		$49,400,517

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
218,509	0.470%	$218,509
(Cost $218,509)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $43,093,223)		$49,619,026

Securities Lending Reinvestment Vehicle(b)(c) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
311,389	0.470%	$311,389
(Cost $311,389)

TOTAL INVESTMENTS – 99.0%
(Cost $43,404,612)		$49,930,415

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		492,186

NET ASSETS – 100.0%		$50,422,601

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

Focused Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $3,233,767, $347,691,001, $906,945,654, $3,918,318,953, $5,198,218,510 and $42,874,714)(a)	$3,667,523
Investments of affiliated issuers, at value (cost $94,608, $0, $2,284,991, $70,854,621, $2,892 and $218,509)	94,608
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	—
Collateral received for securities on loan	—
Cash	56,944
Receivables:
Reimbursement from investment adviser	26,015
Dividends and interest	8,489
Investments sold	—
Fund shares sold	—
Securities lending income	—
Foreign tax reclaims	—
Other assets	77
Total assets	3,853,656

Liabilities:
Payables:
Investments purchased	44,368
Management fees	1,949
Distribution and Service fees and Transfer Agency fees	186
Payable upon return of securities loaned	—
Fund shares redeemed	—
Accrued expenses	57,473
Total liabilities	103,976

Net Assets:
Paid-in capital	3,335,580
Undistributed (distributions in excess of) net investment income	9,953
Accumulated net realized gain (loss)	(29,609)
Net unrealized gain	433,756
NET ASSETS	$3,749,680
Net Assets:
Class A	$46,079
Class C	47,509
Institutional	3,573,442
Service	—
Class IR	27,598
Class R	27,380
Class R6	27,672
Total Net Assets	$3,749,680
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,250
Class C	4,386
Institutional	328,997
Service	—
Class IR	2,542
Class R	2,525
Class R6	2,547
Net asset value, offering and redemption price per share:(b)
Class A	$10.84
Class C	10.83
Institutional	10.86
Service	—
Class IR	10.86
Class R	10.84
Class R6	10.86

(a)	Includes loaned securities having a market value of $20,867,865, $83,078,711 and $302,922 for the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $11.47, $37.78, $18.40, $40.43, $60.67 and $13.19, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge (“CDSC”), assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$419,059,537	$1,109,061,550	$4,574,683,258	$6,929,689,570	$49,400,517
—	2,284,991	70,854,621	2,892	218,509
—	—	21,380,300	84,954,058	311,389
—	—	—	43,682	—
4,523,482	16,974,892	72,199,802	97,093,216	753,754

30,773	30,166	—	64,960	25,920
1,719,986	3,265,030	5,352,394	2,864,706	44,183
—	1,712,175	70,874,815	58,411,009	943,875
77,376	9,871,884	3,513,065	15,055,170	250
—	—	4,693	32,593	231
37,173	32,564	—	—	—
2,463	5,798	26,639	36,040	15,395
425,450,790	1,143,239,050	4,818,889,587	7,188,247,896	51,714,023

—	3,793,252	44,610,505	72,898,635	827,219
222,390	638,815	2,612,783	4,808,082	32,064
143,490	122,271	636,933	636,664	3,396
—	—	21,380,300	84,997,740	311,389
476,374	3,035,048	41,759,932	12,958,348	6,941
132,636	152,569	577,355	476,849	110,413
974,890	7,741,955	111,577,808	176,776,318	1,291,422

463,933,076	945,418,589	4,243,661,657	5,050,481,537	42,686,938
1,521,237	4,408,058	(1,635,259)	(3,936,467)	114,416
(112,346,949)	(16,445,448)	(191,078,924)	233,455,448	1,095,444
71,368,536	202,115,896	656,364,305	1,731,471,060	6,525,803
$424,475,900	$1,135,497,095	$4,707,311,779	$7,011,471,578	$50,422,601

$359,340,531	$192,223,096	$1,056,679,637	$969,668,355	$1,110,658
23,155,016	45,075,092	131,940,999	48,218,309	1,159,846
37,621,898	752,219,227	2,698,338,101	4,945,599,733	44,776,420
354,003	3,291,982	106,353,401	130,292,144	—
2,421,475	6,670,324	242,299,215	196,858,005	3,234,105
1,571,656	6,929,446	39,930,953	136,331,924	130,104
11,321	129,087,928	431,769,473	584,503,108	11,468
$424,475,900	$1,135,497,095	$4,707,311,779	$7,011,471,578	$50,422,601

10,065,436	11,054,444	27,651,957	16,912,506	89,103
680,624	2,697,729	3,795,564	1,066,303	94,457
1,036,518	42,903,341	70,003,913	80,529,211	3,562,771
9,914	190,294	2,830,339	2,336,961	—
67,915	383,327	6,468,319	3,456,944	258,274
44,257	407,120	1,071,216	2,418,984	10,447
312	7,363,063	11,206,844	9,520,001	912

$35.70	$17.39	$38.21	$57.33	$12.46
34.02	16.71	34.76	45.22	12.28
36.30	17.53	38.55	61.41	12.57
35.71	17.30	37.58	55.75	—
35.65	17.40	37.46	56.95	12.52
35.51	17.02	37.28	56.36	12.45
36.29	17.53	38.53	61.40	12.57

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

Focused Value Fund
Investment income:
Dividends — unaffiliated issuers	$33,192
Dividends — affiliated issuers	166
Securities lending income — affiliated issuer	—
Total investment income	33,358

Expenses:
Management fees	12,951
Transfer Agency fees(a)	773
Distribution and Service fees(a)	256
Printing and mailing costs	6,144
Custody, accounting and administrative services	15,143
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Registration fees	53,782
Professional fees	37,356
Trustee fees	8,267
Other	1,488
Total expenses	136,160
Less — expense reductions	(123,216)
Net expenses	12,944
NET INVESTMENT INCOME	20,414

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $0, $6,538, $38,155, $121,252, $188,224 and $425)	138,652
Net change in unrealized gain on:
Investments — unaffiliated issuers	206,251
Net realized and unrealized gain	344,903
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$365,317

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Service	Class IR	Class R
Focused Value	$41	$151	$64	$31	$29	$663	$2	$—	$24	$24
Growth and Income	437,909	110,402	3,719	332,811	20,976	6,833	2	63	995	1,413
Large Cap Value	236,832	212,067	17,042	179,993	40,293	166,304	12,275	652	3,476	6,476
Mid Cap Value	1,480,296	670,909	97,411	1,125,025	127,473	611,210	39,708	22,662	195,413	37,016
Small Cap Value	1,169,241	235,165	318,996	888,623	44,681	909,364	42,610	24,104	164,664	121,219
Small/Mid Cap Value	1,540	4,172	322	1,171	793	8,659	2	—	2,567	122

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$5,841,003	$13,312,616	$43,827,832	$55,658,133	$412,276
4,378	14,727	67,160	55,152	448
—	—	22,449	118,558	879
5,845,381	13,327,343	43,917,441	55,831,843	413,603

1,433,011	4,426,737	18,101,677	29,403,785	204,872
363,093	409,469	2,158,507	2,195,265	13,314
552,030	465,941	2,248,616	1,723,402	6,034
53,097	44,623	292,360	185,696	15,558
36,156	57,795	143,737	174,725	37,032
394	4,077	141,637	150,651	—
394	4,077	141,637	150,651	—
43,991	45,484	80,881	78,173	43,920
43,631	45,626	44,688	43,629	45,101
8,699	9,480	14,184	14,301	8,309
9,985	19,213	49,042	67,380	4,034
2,544,481	5,532,522	23,416,966	34,187,658	378,174
(210,269)	(234,785)	(33,766)	(1,156,468)	(165,254)
2,334,212	5,297,737	23,383,200	33,031,190	212,920
3,511,169	8,029,606	20,534,241	22,800,653	200,683

7,839,788	68,118,478	459,731,609	373,175,066	2,820,768

30,977,408	40,802,601	(22,992,085)	390,280,707	2,625,592
38,817,196	108,921,079	436,739,524	763,455,773	5,446,360
$42,328,365	$116,950,685	$457,273,765	$786,256,426	$5,647,043

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Focused Value Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$20,414	$47,668
Net realized gain (loss)	138,652	(162,280)
Net change in unrealized gain (loss)	206,251	366,284
Net increase in net assets resulting from operations	365,317	251,672

Distributions to shareholders:
From net investment income
Class A Shares	(365)	(81)
Class C Shares	(80)	(9)
Institutional Shares	(45,341)	(13,283)
Service Shares	—	—
Class IR Shares	(317)	(105)
Class R Shares	(198)	(57)
Class R6 Shares	(359)	(122)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(46,660)	(13,657)

From share transactions:
Proceeds from sales of shares	64,533	1,241,520
Reinvestment of distributions	46,660	13,656
Cost of shares redeemed	(10,005)	(20,643)
Net increase (decrease) in net assets resulting from share transactions	101,188	1,234,533
TOTAL INCREASE (DECREASE)	419,845	1,472,548

Net assets:
Beginning of period	3,329,835	1,857,287
End of period	$3,749,680	$3,329,835
Undistributed (distributions in excess of) net investment income	$9,953	$36,199

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund		Large Cap Value Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$3,511,169	$9,129,312	$8,029,606	$23,490,510
7,839,788	(1,546,227)	68,118,478	(79,500,175)
30,977,408	27,651,809	40,802,601	155,911,654
42,328,365	35,234,894	116,950,685	99,901,989

(3,336,357)	(7,510,203)	(3,168,556)	(1,835,132)
(134,919)	(341,165)	(479,583)	(16,247)
(388,211)	(727,273)	(15,369,112)	(10,860,853)
(2,727)	(5,397)	(46,424)	(27,148)
(9,686)	(12,891)	(60,284)	(63,987)
(11,965)	(24,426)	(99,802)	(44,370)
(120)	(234)	(2,620,640)	(1,585,777)

—	—	—	(20,098,855)
—	—	—	(3,706,735)
—	—	—	(77,563,606)
—	—	—	(354,118)
—	—	—	(531,543)
—	—	—	(683,585)
—	—	—	(10,757,503)
(3,883,985)	(8,621,589)	(21,844,401)	(128,129,459)

17,473,232	20,994,089	87,466,401	315,581,215
3,789,422	8,417,238	20,260,815	120,394,537
(50,567,315)	(64,767,655)	(348,183,473)	(460,476,523)
(29,304,661)	(35,356,328)	(240,456,257)	(24,500,771)
9,139,719	(8,743,023)	(145,349,973)	(52,728,241)

415,336,181	424,079,204	1,280,847,068	1,333,575,309
$424,475,900	$415,336,181	$1,135,497,095	$1,280,847,068
$1,521,237	$1,894,053	$4,408,058	$18,222,853

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$20,534,241	$85,311,197
Net realized gain (loss)	459,731,609	(616,500,387)
Net change in unrealized gain (loss)	(22,992,085)	659,084,221
Net increase in net assets resulting from operations	457,273,765	127,895,031

Distributions to shareholders:
From net investment income
Class A Shares	(11,704,983)	(5,185,015)
Class C Shares	(608,413)	—
Institutional Shares	(43,679,489)	(38,827,756)
Service Shares	(1,007,350)	(392,088)
Class IR Shares	(2,803,522)	(1,578,650)
Class R Shares	(350,898)	(58,485)
Class R6 Shares	(5,955,039)	(2,752,664)
From net realized gains
Class A Shares	—	(198,998,854)
Class C Shares	—	(20,878,172)
Institutional Shares	—	(584,837,789)
Service Shares	—	(24,166,112)
Class IR Shares	—	(31,136,007)
Class R Shares	—	(4,906,942)
Class R6 Shares	—	(37,233,452)
Total distributions to shareholders	(66,109,694)	(950,951,986)

From share transactions:
Proceeds from sales of shares	533,908,118	1,696,909,879
Reinvestment of distributions	60,932,584	863,240,443
Cost of shares redeemed	(2,243,078,035)	(4,266,756,472)
Net increase (decrease) in net assets resulting from share transactions	(1,648,237,333)	(1,706,606,150)
TOTAL INCREASE (DECREASE)	(1,257,073,262)	(2,529,663,105)

Net assets:
Beginning of period	5,964,385,041	8,494,048,146
End of period	$4,707,311,779	$5,964,385,041
Undistributed (distributions in excess of) net investment income	$(1,635,259)	$43,940,194

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Small Cap Value Fund		Small/Mid Cap Value Fund
For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016

$22,800,653	$41,052,168	$200,683	$400,670
373,175,066	84,626,845	2,820,768	(1,516,138)
390,280,707	521,918,591	2,625,592	4,624,271
786,256,426	647,597,604	5,647,043	3,508,803

(3,930,212)	(2,980,112)	(8,340)	(434)
—	(9)	(1,887)	—
(33,806,922)	(30,748,151)	(435,647)	(61,810)
(405,224)	(294,661)	—	—
(1,144,758)	(951,071)	(17,996)	(10,063)
(268,369)	(64,171)	(338)	—
(3,388,115)	(357,573)	(99)	(19)

(29,858,961)	(44,642,227)	—	(3,634)
(1,859,091)	(3,294,839)	—	(1,782)
(135,269,543)	(194,855,378)	—	(130,208)
(3,933,444)	(6,631,448)	—	—
(5,441,781)	(7,430,439)	—	(25,440)
(4,176,976)	(6,298,200)	—	(294)
(12,010,906)	(2,172,148)	—	(48)
(235,494,302)	(300,720,427)	(464,307)	(233,732)

1,267,868,012	1,486,570,672	11,631,630	29,746,543
225,307,018	287,034,432	462,700	233,709
(1,207,120,660)	(1,885,709,406)	(10,764,180)	(16,212,125)
286,054,370	(112,104,302)	1,330,150	13,768,127
836,816,494	234,772,875	6,512,886	17,043,198

6,174,655,084	5,939,882,209	43,909,715	26,866,517
$7,011,471,578	$6,174,655,084	$50,422,601	$43,909,715
$(3,936,467)	$16,206,480	$114,416	$378,040

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$9.89	$0.04		$1.02	$1.06	$(0.11)
2017 - C	9.84	—	(e)	1.02	1.02	(0.03)
2017 - Institutional	9.92	0.06		1.02	1.08	(0.14)
2017 - IR	9.91	0.05		1.03	1.08	(0.13)
2017 - R	9.88	0.03		1.01	1.04	(0.08)
2017 - R6	9.92	0.06		1.02	1.08	(0.14)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2016 - A	9.28	0.12		0.52	0.64	(0.03)
2016 - C	9.28	0.05		0.51	0.56	— (e)
2016 - Institutional	9.29	0.16		0.52	0.68	(0.05)
2016 - IR	9.29	0.15		0.51	0.66	(0.04)
2016 - R	9.28	0.10		0.52	0.62	(0.02)
2016 - R6	9.29	0.16		0.52	0.68	(0.05)

FOR THE PERIOD ENDED AUGUST 31,
2015 - A (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - C (Commenced July 31, 2015)	10.00	—	(e)	(0.72)	(0.72)	—
2015 - Institutional (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - IR (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - R (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - R6 (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.84	10.76%	$46	1.13	%(d)	8.53	%(d)	0.80	%(d)	54%
10.83	10.39	48	1.88	(d)	9.19	(d)	0.10	(d)	54
10.86	10.93	3,573	0.73	(d)	7.86	(d)	1.20	(d)	54
10.86	10.89	28	0.88	(d)	8.01	(d)	1.05	(d)	54
10.84	10.53	27	1.38	(d)	8.51	(d)	0.55	(d)	54
10.86	10.95	28	0.70	(d)	7.84	(d)	1.23	(d)	54

9.89	6.93	25	1.13		14.54		1.33		161
9.84	6.06	25	1.88		15.30		0.58		161
9.92	7.33	3,206	0.73		13.52		1.73		161
9.91	7.26	25	0.88		14.28		1.58		161
9.88	6.60	25	1.38		14.79		1.08		161
9.92	7.34	25	0.71		14.11		1.75		161

9.28	(7.20)	23	1.13	(d)	25.55	(d)	0.97	(d)	2
9.28	(7.20)	23	1.89	(d)	26.30	(d)	0.21	(d)	2
9.29	(7.10)	1,741	0.74	(d)	25.15	(d)	1.37	(d)	2
9.29	(7.20)	23	0.89	(d)	25.30	(d)	1.21	(d)	2
9.28	(7.10)	23	1.39	(d)	25.80	(d)	0.71	(d)	2
9.29	(7.10)	23	0.72	(d)	25.14	(d)	1.39	(d)	2

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$32.53	$0.29		$3.20	$3.49	$(0.32)
2017 - C	31.01	0.16		3.04	3.20	(0.19)
2017 - Institutional	33.07	0.36		3.26	3.62	(0.39)
2017 - Service	32.53	0.27		3.21	3.48	(0.30)
2017 - IR	32.49	0.39		3.13	3.52	(0.36)
2017 - R	32.35	0.24		3.19	3.43	(0.27)
2017 - R6	33.06	0.36		3.26	3.62	(0.39)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	30.47	0.68		2.02	2.70	(0.64)
2016 - C	29.08	0.43		1.93	2.36	(0.43)
2016 - Institutional	30.96	0.82		2.06	2.88	(0.77)
2016 - Service	30.46	0.65		2.02	2.67	(0.60)
2016 - IR	30.41	0.76		2.02	2.78	(0.70)
2016 - R	30.32	0.60		2.00	2.60	(0.57)
2016 - R6	30.97	0.82		2.04	2.86	(0.77)
2015 - A	32.21	0.55		(1.80)	(1.25)	(0.49)
2015 - C	30.77	0.29		(1.72)	(1.43)	(0.26)
2015 - Institutional	32.72	0.69		(1.83)	(1.14)	(0.62)
2015 - Service	32.20	0.51		(1.79)	(1.28)	(0.46)
2015 - IR	32.15	0.62		(1.79)	(1.17)	(0.57)
2015 - R	32.05	0.46		(1.78)	(1.32)	(0.41)
2015 - R6 (Commenced July 31, 2015)	33.24	0.08		(2.35)	(2.27)	—
2014 - A	26.70	0.42		5.48	5.90	(0.39)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$35.70	10.78%	$359,341	1.13	%(d)	1.23	%(d)	1.72	%(d)	13%
34.02	10.37	23,155	1.88	(d)	1.98	(d)	0.98	(d)	13
36.30	11.02	37,622	0.73	(d)	0.84	(d)	2.15	(d)	13
35.71	10.75	354	1.23	(d)	1.34	(d)	1.63	(d)	13
35.65	10.92	2,421	0.88	(d)	0.99	(d)	2.30	(d)	13
35.51	10.66	1,572	1.38	(d)	1.48	(d)	1.48	(d)	13
36.29	11.02	11	0.73	(d)	0.83	(d)	2.14	(d)	13

32.53	9.01	359,003	1.13		1.26		2.22		61
31.01	8.21	22,371	1.88		2.01		1.47		61
33.07	9.46	31,409	0.73		0.86		2.61		61
32.53	8.88	324	1.23		1.36		2.11		61
32.49	9.27	743	0.88		1.01		2.47		61
32.35	8.71	1,477	1.38		1.51		1.96		61
33.06	9.40	10	0.73		0.86		2.62		61
30.47	(3.98)	369,115	1.14		1.22		1.68		47
29.08	(4.70)	23,534	1.89		1.97		0.93		47
30.96	(3.59)	29,243	0.74		0.82		2.09		47
30.46	(4.06)	397	1.24		1.32		1.58		47
30.41	(3.74)	614	0.89		0.97		1.90		47
30.32	(4.19)	1,167	1.39		1.47		1.44		47
30.97	(6.83)	9	0.69	(d)	0.84	(d)	2.79	(d)	47
32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$16.08	$0.09		$1.50	$1.59	$(0.28)	$—	$(0.28)
2017 - C	15.43	0.03		1.43	1.46	(0.18)	—	(0.18)
2017 - Institutional	16.25	0.12		1.51	1.63	(0.35)	—	(0.35)
2017 - Service	15.99	0.08		1.48	1.56	(0.25)	—	(0.25)
2017 - IR	16.11	0.12		1.48	1.60	(0.31)	—	(0.31)
2017 - R	15.73	0.07		1.46	1.53	(0.24)	—	(0.24)
2017 - R6	16.25	0.12		1.51	1.63	(0.35)	—	(0.35)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	16.45	0.24		0.95	1.19	(0.12)	(1.44)	(1.56)
2016 - C	15.83	0.12		0.93	1.05	(0.01)	(1.44)	(1.45)
2016 - Institutional	16.61	0.30		0.97	1.27	(0.19)	(1.44)	(1.63)
2016 - Service	16.36	0.22		0.96	1.18	(0.11)	(1.44)	(1.55)
2016 - IR	16.47	0.27		0.97	1.24	(0.16)	(1.44)	(1.60)
2016 - R	16.12	0.20		0.94	1.14	(0.09)	(1.44)	(1.53)
2016 - R6	16.61	0.31		0.96	1.27	(0.19)	(1.44)	(1.63)
2015 - A	18.50	0.16		(1.11)	(0.95)	(0.14)	(0.96)	(1.10)
2015 - C	17.86	0.03		(1.08)	(1.05)	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.24		(1.12)	(0.88)	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.15		(1.11)	(0.96)	(0.14)	(0.96)	(1.10)
2015 - IR	18.34	0.21		(1.12)	(0.91)	—	(0.96)	(0.96)
2015 - R	18.17	0.12		(1.09)	(0.97)	(0.12)	(0.96)	(1.08)
2015- R6 (Commenced July 31, 2015)	17.88	0.03		(1.30)	(1.27)	—	—	—
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	(0.10)
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	(0.08)
2014 - IR	14.94	0.17		3.38	3.55	(0.15)	—	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	(0.14)
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)	—	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)	—	(0.13)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)	—	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)	—	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)	—	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.39	9.93%	$192,223	1.16	%(d)	1.22	%(d)	1.08	%(d)	50%
16.71	9.49	45,075	1.91	(d)	1.97	(d)	0.35	(d)	50
17.53	10.10	752,219	0.78	(d)	0.81	(d)	1.43	(d)	50
17.30	9.82	3,292	1.28	(d)	1.31	(d)	0.96	(d)	50
17.40	10.02	6,670	0.90	(d)	0.97	(d)	1.43	(d)	50
17.02	9.76	6,929	1.41	(d)	1.47	(d)	0.83	(d)	50
17.53	10.13	129,088	0.76	(d)	0.80	(d)	1.48	(d)	50

16.08	7.73	197,754	1.18		1.22		1.54		116
15.43	7.01	41,587	1.93		1.97		0.79		116
16.25	8.17	905,400	0.78		0.82		1.93		116
15.99	7.67	3,549	1.28		1.32		1.45		116
16.11	8.05	3,654	0.93		0.97		1.77		116
15.73	7.51	7,130	1.43		1.47		1.30		116
16.25	8.21	121,773	0.76		0.80		2.05		116
16.45	(5.51)	234,810	1.17		1.20		0.92		79
15.83	(6.28)	42,221	1.92		1.95		0.16		79
16.61	(5.13)	1,037,653	0.77		0.80		1.31		79
16.36	(5.63)	4,294	1.27		1.30		0.84		79
16.47	(5.29)	6,878	0.92		0.95		1.17		79
16.12	(5.77)	7,710	1.42		1.45		0.66		79
16.61	(7.10)	9	0.77	(d)	0.81	(d)	2.01	(d)	79
18.50	23.62	260,256	1.19		1.20		0.74		67
17.86	22.73	45,535	1.94		1.95		(0.01)		67
18.67	24.15	1,206,895	0.79		0.80		1.14		67
18.42	23.53	3,185	1.29		1.30		0.64		67
18.34	23.93	6,618	0.95		0.95		1.05		67
18.17	23.33	7,705	1.44		1.45		0.49		67
15.06	25.56	229,781	1.20		1.20		0.89		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(f)	123
11.74	13.89	34,854	1.94		1.94		0.55	(f)	123
12.26	15.19	900,661	0.79		0.79		1.75	(f)	123
12.06	14.63	3,424	1.29		1.29		1.23	(f)	123
12.05	14.99	103,975	0.94		0.94		1.52	(f)	123
11.93	14.38	5,411	1.44		1.44		1.02	(f)	123

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$35.25	$0.10		$3.23	$3.33	$(0.37)	$—	$(0.37)
2017 - C	32.00	(0.04)		2.95	2.91	(0.15)	—	(0.15)
2017 - Institutional	35.64	0.17		3.29	3.46	(0.55)	—	(0.55)
2017 - Service	34.63	0.08		3.19	3.27	(0.32)	—	(0.32)
2017 - IR	34.63	0.14		3.19	3.33	(0.50)	—	(0.50)
2017 - R	34.38	0.05		3.17	3.22	(0.32)	—	(0.32)
2017 - R6	35.64	0.17		3.28	3.45	(0.56)	—	(0.56)

FOR THE FISCAL YEARS ENDED AUGUST 31
2016 - A	38.81	0.32		0.56	0.88	(0.10)	(4.34)	(4.44)
2016 - C	35.80	0.05		0.49	0.54	—	(4.34)	(4.34)
2016 - Institutional	39.22	0.46		0.56	1.02	(0.26)	(4.34)	(4.60)
2016 - Service	38.21	0.28		0.54	0.82	(0.06)	(4.34)	(4.40)
2016 - IR	38.23	0.39		0.55	0.94	(0.20)	(4.34)	(4.54)
2016 - R	38.00	0.22		0.55	0.77	(0.05)	(4.34)	(4.39)
2016 - R6	39.23	0.47		0.56	1.03	(0.28)	(4.34)	(4.62)
2015 - A	49.03	0.13		(1.75)	(1.62)	(0.13)	(8.47)	(8.60)
2015 - C	46.05	(0.19)		(1.59)	(1.78)	— (e)	(8.47)	(8.47)
2015 - Institutional	49.55	0.29		(1.75)	(1.46)	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.08		(1.71)	(1.63)	(0.09)	(8.47)	(8.56)
2015 - IR	48.52	0.22		(1.70)	(1.48)	(0.34)	(8.47)	(8.81)
2015 - R	48.28	—	(e)	(1.69)	(1.69)	(0.12)	(8.47)	(8.59)
2015 - R6 (Commenced July 31, 2015)	41.24	(0.02)		(1.99)	(2.01)	—	—	—
2014 - A	46.08	0.18		10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(f)	3.88	4.19	(0.17)	—	(0.17)
2012 - C	31.83	0.05	(f)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(f)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(f)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(f)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(f)	3.81	4.06	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.21	9.49%	$1,056,680	1.17	%(d)	1.17	%(d)	0.54	%(d)	61%
34.76	9.11	131,941	1.92	(d)	1.92	(d)	(0.22	)(d)	61
38.55	9.75	2,698,338	0.77	(d)	0.77	(d)	0.95	(d)	61
37.58	9.48	106,353	1.27	(d)	1.27	(d)	0.44	(d)	61
37.46	9.65	242,299	0.92	(d)	0.92	(d)	0.78	(d)	61
37.28	9.40	39,931	1.42	(d)	1.42	(d)	0.27	(d)	61
38.53	9.73	431,769	0.75	(d)	0.75	(d)	0.93	(d)	61

35.25	3.00	1,363,093	1.15		1.15		0.92		111
32.00	2.20	141,081	1.90		1.90		0.16		111
35.64	3.39	3,687,681	0.75		0.75		1.31		111
34.63	2.87	139,677	1.25		1.25		0.84		111
34.63	3.24	220,429	0.90		0.90		1.16		111
34.38	2.72	40,111	1.40		1.40		0.66		111
35.64	3.41	372,313	0.73		0.73		1.39		111
38.81	(4.21)	1,876,387	1.14		1.14		0.31		95
35.80	(4.91)	180,780	1.89		1.89		(0.47)		95
39.22	(3.82)	5,868,055	0.74		0.74		0.68		95
38.21	(4.30)	222,149	1.24		1.24		0.19		95
38.23	(3.96)	304,390	0.89		0.89		0.52		95
38.00	(4.45)	42,277	1.39		1.39		0.01		95
39.23	(4.87)	10	0.73	(d)	0.73	(d)	(0.62	)(d)	95
49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(f)	80
35.57	11.72	160,062	1.90		1.90		0.16	(f)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(f)	80
37.02	12.41	268,412	1.25		1.25		0.81	(f)	80
37.12	12.83	70,409	0.90		0.90		1.20	(f)	80
37.04	12.28	13,255	1.40		1.40		0.73	(f)	80

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$52.52	$0.11		$6.67	$6.78	$(0.22)	$(1.75)	$(1.97)
2017 - C	41.75	(0.07)		5.29	5.22	—	(1.75)	(1.75)
2017 - Institutional	56.20	0.24		7.14	7.38	(0.42)	(1.75)	(2.17)
2017 - Service	51.10	0.08		6.49	6.57	(0.17)	(1.75)	(1.92)
2017 - IR	52.23	0.17		6.65	6.82	(0.35)	(1.75)	(2.10)
2017 - R	51.62	0.04		6.56	6.60	(0.11)	(1.75)	(1.86)
2017 - R6	56.19	0.22		7.18	7.40	(0.44)	(1.75)	(2.19)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	49.78	0.20		5.11	5.31	(0.16)	(2.41)	(2.57)
2016 - C	40.23	(0.13)		4.06	3.93	— (e)	(2.41)	(2.41)
2016 - Institutional	53.10	0.42		5.45	5.87	(0.36)	(2.41)	(2.77)
2016 - Service	48.50	0.15		4.96	5.11	(0.10)	(2.41)	(2.51)
2016 - IR	49.55	0.32		5.07	5.39	(0.30)	(2.41)	(2.71)
2016 - R	48.95	0.08		5.03	5.11	(0.03)	(2.41)	(2.44)
2016 - R6	53.10	0.37		5.51	5.88	(0.38)	(2.41)	(2.79)
2015 - A	55.40	0.16	(f)	(1.32)	(1.16)	(0.10)	(4.36)	(4.46)
2015 - C	45.84	(0.19	)(f)	(1.06)	(1.25)	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.39	(f)	(1.40)	(1.01)	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.11	(f)	(1.29)	(1.18)	(0.04)	(4.36)	(4.40)
2015 - IR	55.18	0.28	(f)	(1.30)	(1.02)	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.03	(f)	(1.30)	(1.27)	—	(4.36)	(4.36)
2015 - R6 (Commenced July 31, 2015)	56.15	(0.03	)(f)	(3.02)	(3.05)	—	—	—
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(g)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(g)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(g)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(g)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(g)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(g)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(h)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - C	32.55	(0.03	)(h)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(h)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(h)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(h)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(h)	5.81	5.98	(0.05)	(0.67)	(0.72)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$57.33	12.93%	$969,668	1.34	%(d)	1.38	%(d)	0.41	%(d)	37%
45.22	12.51	48,218	2.09	(d)	2.13	(d)	(0.34	)(d)	37
61.41	13.16	4,945,600	0.94	(d)	0.98	(d)	0.81	(d)	37
55.75	12.88	130,292	1.44	(d)	1.48	(d)	0.31	(d)	37
56.95	13.09	196,858	1.09	(d)	1.13	(d)	0.65	(d)	37
56.36	12.80	136,332	1.59	(d)	1.63	(d)	0.16	(d)	37
61.40	13.19	584,503	0.92	(d)	0.96	(d)	0.76	(d)	37

52.52	11.22	928,091	1.35		1.39		0.42		46
41.75	10.40	47,925	2.10		2.14		(0.33)		46
56.20	11.66	4,476,848	0.95		0.99		0.82		46
51.10	11.11	119,315	1.45		1.49		0.32		46
52.23	11.50	162,661	1.10		1.14		0.67		46
51.62	10.96	122,526	1.60		1.64		0.18		46
56.19	11.68	317,289	0.93		0.98		0.71		46
49.78	(2.31)	950,196	1.34		1.39		0.30	(f)	49
40.23	(3.04)	59,341	2.09		2.14		(0.45	)(f)	49
53.10	(1.92)	4,503,821	0.94		0.99		0.70	(f)	49
48.50	(2.41)	134,195	1.44		1.49		0.21	(f)	49
49.55	(2.07)	128,838	1.09		1.14		0.54	(f)	49
48.95	(2.56)	136,644	1.59		1.64		0.05	(f)	49
53.10	(5.43)	26,847	0.93	(d)	1.00	(d)	(0.62	)(d)(f)	49
55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(g)	57
42.64	23.89	64,751	2.13		2.17		0.03	(g)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(g)	57
49.36	24.70	162,696	1.48		1.52		0.65	(g)	57
50.25	25.16	73,723	1.13		1.17		0.86	(g)	57
49.80	24.51	101,060	1.63		1.67		0.40	(g)	57
43.11	16.43	931,473	1.41		1.44		0.68	(h)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(h)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(h)	50
42.30	16.33	115,385	1.51		1.54		0.57	(h)	50
43.00	16.74	24,332	1.16		1.19		0.90	(h)	50
42.65	16.17	45,525	1.66		1.69		0.42	(h)	50

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$11.18	$0.03	(d)	$1.32	$1.35	$(0.07)	$—	$(0.07)
2017 - C	11.01	(0.02	)(d)	1.31	1.29	(0.02)	—	(0.02)
2017 - Institutional	11.29	0.05	(d)	1.34	1.39	(0.11)	—	(0.11)
2017 - IR	11.23	0.04	(d)	1.33	1.37	(0.08)	—	(0.08)
2017 - R	11.15	0.01	(d)	1.32	1.33	(0.03)	—	(0.03)
2017 - R6	11.29	0.05	(d)	1.34	1.39	(0.11)	—	(0.11)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2016 - A	10.46	0.08	(f)	0.70	0.78	(0.01)	(0.05)	(0.06)
2016 - C	10.37	—	(g)	0.69	0.69	—	(0.05)	(0.05)
2016 - Institutional	10.53	0.12	(f)	0.71	0.83	(0.02)	(0.05)	(0.07)
2016 - IR	10.49	0.11	(f)	0.71	0.82	(0.03)	(0.05)	(0.08)
2016 - R	10.45	0.05	(f)	0.70	0.75	—	(0.05)	(0.05)
2016 - R6	10.53	0.12	(f)	0.72	0.84	(0.03)	(0.05)	(0.08)
2015 - A	11.01	0.02		(0.38)	(0.36)	(0.03)	(0.16)	(0.19)
2015 - C	10.97	(0.07)		(0.37)	(0.44)	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.06		(0.36)	(0.30)	(0.05)	(0.16)	(0.21)
2015 - IR	11.03	0.05		(0.39)	(0.34)	(0.04)	(0.16)	(0.20)
2015 - R	11.00	(0.02)		(0.37)	(0.39)	—	(0.16)	(0.16)
2015 - R6 (Commenced July 31, 2015)	11.14	—	(g)	(0.61)	(0.61)	—	—	—

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced January 31, 2014)	10.00	(0.02)		1.03	1.01	—	—	—
2014 - C (Commenced January 31, 2014)	10.00	(0.06)		1.03	0.97	—	—	—
2014 - Institutional (Commenced January 31, 2014)	10.00	0.03		1.01	1.04	—	—	—
2014 - IR (Commenced January 31, 2014)	10.00	0.02		1.01	1.03	—	—	—
2014 - R (Commenced January 31, 2014)	10.00	(0.01)		1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.23% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(g)	Amount is less than $0.005 per share.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.46	12.20%	$1,111	1.24	%(e)	1.93	%(e)	0.47	%(d)(e)	62%
12.28	11.76	1,160	1.99	(e)	2.68	(e)	(0.28	)(d)(e)	62
12.57	12.33	44,776	0.84	(e)	1.53	(e)	0.87	(d)(e)	62
12.52	12.23	3,234	0.99	(e)	1.68	(e)	0.71	(d)(e)	62
12.45	11.96	130	1.49	(e)	2.18	(e)	0.21	(d)(e)	62
12.57	12.33	11	0.84	(e)	1.53	(e)	0.87	(d)(e)	62

11.18	7.49	1,128	1.26		2.25		0.78	(f)	109
11.01	6.71	618	2.01		2.99		0.04	(f)	109
11.29	7.96	39,176	0.87		1.84		1.18	(f)	109
11.23	7.81	2,846	1.01		2.03		1.08	(f)	109
11.15	7.24	132	1.52		2.50		0.49	(f)	109
11.29	7.98	10	0.88		1.90		1.14	(f)	109
10.46	(3.34)	530	1.34		4.38		0.14		122
10.37	(4.02)	321	2.09		5.25		(0.61)		122
10.53	(2.79)	25,756	0.93		3.41		0.51		122
10.49	(3.11)	119	1.09		4.00		0.43		122
10.45	(3.55)	130	1.59		3.81		(0.19)		122
10.53	(5.48)	9	0.94	(e)	4.88	(e)	(0.43	)(e)	122

11.01	10.10	150	1.33	(e)	6.90	(e)	(0.27	)(e)	53
10.97	9.70	105	2.08	(e)	8.31	(e)	(1.01	)(e)	53
11.04	10.40	3,755	0.93	(e)	12.86	(e)	0.49	(e)	53
11.03	10.30	28	1.08	(e)	13.25	(e)	0.39	(e)	53
11.00	10.00	28	1.58	(e)	13.76	(e)	(0.11	)(e)	53

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused Value	A, C, Institutional, IR, R and R6	Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, IR, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2017:

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$57,751	$—	$—
North America	3,609,772	—	—
Investment Company	94,608	—	—
Total	$3,762,131	$—	$—

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,907,498	$—	$—
North America	411,152,039	—	—
Total	$419,059,537	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$54,573,312	$—	$—
North America	1,054,488,238	—	—
Investment Company	2,284,991	—	—
Total	$1,111,346,541	$—	$—

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$36,747,064	$—	$—
North America	4,537,936,194	—	—
Investment Company	70,854,621	—	—
Securities Lending Reinvestment Vehicle	21,380,300	—	—
Total	$4,666,918,179	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$64,959,861	$—	$—
North America	6,746,957,955	—	—
Exchange Traded Fund	117,771,754	—	—
Investment Company	2,892	—	—
Securities Lending Reinvestment Vehicle	84,954,058	—	—
Total	$7,014,646,520	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$618,083	$—	$—
North America	48,782,434	—	—
Investment Company	218,509	—	—
Securities Lending Reinvestment Vehicle	311,389	—	—
Total	$49,930,415	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the six months ended February 28, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Focused Value	0.75%	0.68%	0.64%	0.63%	0.62%	0.75%	0.69	%*
Growth and Income	0.70	0.63	0.60	0.59	0.58	0.70	0.69	*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.74	0.74
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.71	0.71
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.92	0.90	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.80	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as define in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended February 28, 2017, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Focused Value	$69
Growth and Income	2,425
Large Cap Value	6,724
Mid Cap Value	33,766
Small Cap Value	25,853
Small/Mid Cap Value	214

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Services Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal account maintenance to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended February 28, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Growth and Income	$8,850	$—
Large Cap Value	3,997	8
Mid Cap Value	26,395	26
Small Cap Value	4,990	1
Small/Mid Cap Value	895	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Effective December 29, 2016, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR and Class R Shares of the Large Cap Value Fund. This arrangement will remain in effect through at least December 29, 2017, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Focused Value, Growth and Income, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004%. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 28, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Focused Value	$1,106	$—	$122,110	$123,216
Growth and Income	22,897	—	187,372	210,269
Large Cap Value	6,724	29,837	198,224	234,785
Mid Cap Value	33,766	—	—	33,766
Small Cap Value	694,247	—	462,221	1,156,468
Small/Mid Cap Value	12,265	—	152,989	165,254

G.  Line of Credit Facility — As of February 28, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 28, 2017 , Goldman Sachs earned $151,380, $118,049 and $393, in brokerage commissions from portfolio transactions, on behalf of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from the investments by the Funds in the Underlying Fund for the period ended February 28, 2017:

Fund	Underlying Fund	Market Value 8/31/16	Purchases at Cost	Proceeds from Sales	Market Value 2/28/17	Dividend Income
Focused Value	Goldman Sachs Financial Square Government Fund	$98,592	$402,971	$(406,955)	$94,608	$166
Growth and Income	Goldman Sachs Financial Square Government Fund	—	23,857,664	(23,857,664)	—	4,378
Large Cap Value	Goldman Sachs Financial Square Government Fund	6,290,932	147,886,342	(151,892,283)	2,284,991	14,727
Mid Cap Value	Goldman Sachs Financial Square Government Fund	81,376,569	1,114,550,613	(1,125,072,561)	70,854,621	67,160
Small Cap Value	Goldman Sachs Financial Square Government Fund	1,568	570,209,101	(570,207,777)	2,892	55,152
Small/Mid Cap Value	Goldman Sachs Financial Square Government Fund	—	5,167,973	(4,949,464)	218,509	448

As of February 28, 2017 the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Focused Value	60%	57%	58%	100%	100%	100%
Growth and Income	—	—	—	—	—	100
Small/Mid Cap Value	—	—	—	—	—	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities For the six months ended February 28, 2017, were:

Fund	Purchases	Sales and Maturities
Focused Value	$1,958,585	$1,805,706
Growth and Income	52,610,202	66,441,699
Large Cap Value	589,763,140	832,295,199
Mid Cap Value	3,082,282,449	4,718,905,119
Small Cap Value	2,389,894,859	2,351,839,458
Small/Mid Cap Value	30,160,139	29,259,296

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. SECURITIES LENDING

The Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash and/or U.S. Treasury securities collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Effective December 31, 2016, the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds began lending their securities and investing the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash and/or U.S. Treasury securities collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash and/or U.S. Treasury securities collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended February 28, 2017, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment of cash collateral in the Goldman Sachs Financial Square Government Fund for the six months ended February 28, 2017:

Fund	Underlying Fund	Market Value 8/31/16	Purchases at Cost	Proceeds from Sales	Market Value 2/28/17
Mid Cap Value	Goldman Sachs Financial Square Government Fund	$—	62,774,680	41,394,399	$21,380,280
Small Cap Value	Goldman Sachs Financial Square Government Fund	—	356,771,143	271,817,178	84,953,965
Small/Mid Cap Value	Goldman Sachs Financial Square Government Fund	—	2,528,253	2,216,864	311,388

85

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Capital loss carryforwards:
Expiring 2018	$—	$(114,821,092)	$—	$—	$—	$—
Perpetual Short-term	(20,098)	—	(9,271,203)	(92,372,425)	—	(168,549)
Perpetual Long-term	—	—	—	(80,340,016)	—	—
Total capital loss carryforwards	$(20,098)	$(114,821,092)	$(9,271,203)	$(172,712,441)	$—	$(168,549)
Timing Differences (Qualified Late Year Loss Deferral/ Post October Loss Deferral)	$(124,140)	$(5,172,381)	$(60,919,808)	$(409,474,868)	$(5,078)	$(632,179)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on August 31 of the year indicated.

As of February 28, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$3,352,398	$347,448,231	$923,560,572	$4,078,384,470	$5,305,047,112	$44,328,389
Gross unrealized gain	477,743	80,431,738	211,576,062	710,501,968	1,823,321,540	7,124,418
Gross unrealized loss	(68,010)	(8,820,432)	(23,790,093)	(121,968,259)	(113,722,132)	(1,522,392)
Net unrealized security gain	$409,733	$71,611,306	$187,785,969	$588,533,709	$1,709,599,408	$5,602,026

The difference between GAAP- basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of partnerships, underlying fund investments and real estate investment trusts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

86

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

87

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused Value Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,707	$17,933	1	$5
Reinvestment of distributions	34	365	9	81
Shares redeemed	(1)	(5)	(1)	(5)
	1,740	18,293	9	81
Class C Shares
Shares sold	1,877	20,000	—	—
Reinvestment of distributions	8	80	1	9
	1,885	20,080	1	9
Institutional Shares
Shares sold	2,471	26,600	136,539	1,241,515
Reinvestment of distributions	4,273	45,341	1,471	13,283
Shares redeemed	(1,007)	(10,000)	(2,250)	(20,638)
	5,737	61,941	135,760	1,234,160
Class IR Shares
Reinvestment of distributions	30	317	12	105
	30	317	12	105
Class R Shares
Reinvestment of distributions	19	198	6	56
	19	198	6	56
Class R6 Shares
Reinvestment of distributions	34	359	13	122
	34	359	13	122
NET INCREASE	9,445	$101,188	135,801	$1,234,533

89

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	147,136	$5,001,621	342,897	$10,501,962
Reinvestment of distributions	97,979	3,278,704	242,552	7,386,341
Shares redeemed	(1,217,145)	(40,710,603)	(1,662,316)	(51,415,996)
	(972,030)	(32,430,278)	(1,076,867)	(33,527,693)
Class C Shares
Shares sold	33,397	1,096,074	59,369	1,746,612
Reinvestment of distributions	3,652	117,014	10,108	294,790
Shares redeemed	(77,938)	(2,492,495)	(157,161)	(4,599,071)
	(40,889)	(1,279,407)	(87,684)	(2,557,669)
Institutional Shares
Shares sold	279,898	9,349,485	248,012	7,964,100
Reinvestment of distributions	11,010	374,554	22,754	703,391
Shares redeemed	(204,241)	(6,828,516)	(265,314)	(8,153,380)
	86,667	2,895,523	5,452	514,111
Service Shares
Shares sold	1,381	47,251	1,875	55,691
Reinvestment of distributions	28	930	62	1,874
Shares redeemed	(1,449)	(46,391)	(5,024)	(152,217)
	(40)	1,790	(3,087)	(94,652)
Class IR Shares
Shares sold	55,160	1,900,672	10,920	345,895
Reinvestment of distributions	289	9,686	423	12,891
Shares redeemed	(10,388)	(353,451)	(8,671)	(261,484)
	45,061	1,556,907	2,672	97,302
Class R Shares
Shares sold	2,326	78,129	12,666	379,829
Reinvestment of distributions	252	8,414	583	17,717
Shares redeemed	(3,977)	(135,859)	(6,081)	(185,507)
	(1,399)	(49,316)	7,168	212,039
Class R6 Shares
Reinvestment of distributions	4	120	7	234
	4	120	7	234
NET DECREASE	(882,626)	$(29,304,661)	(1,152,339)	$(35,356,328)

90

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,114,655	$18,597,909	2,885,635	$43,866,574
Reinvestment of distributions	181,127	3,055,620	1,381,919	21,255,786
Shares redeemed	(2,538,001)	(41,811,184)	(6,248,569)	(96,897,243)
	(1,242,219)	(20,157,655)	(1,981,015)	(31,774,883)
Class C Shares
Shares sold	216,252	3,447,801	411,235	6,024,820
Reinvestment of distributions	26,278	426,759	216,657	3,197,552
Shares redeemed	(240,554)	(3,822,267)	(598,844)	(8,936,943)
	1,976	52,293	29,048	285,429
Institutional Shares
Shares sold	3,256,088	54,685,804	8,029,852	124,203,173
Reinvestment of distributions	822,932	13,989,850	5,291,545	82,208,815
Shares redeemed	(16,890,382)	(288,447,488)	(20,093,530)	(326,391,476)
	(12,811,362)	(219,771,834)	(6,772,133)	(119,979,488)
Service Shares
Shares sold	10,782	179,474	69,996	1,054,317
Reinvestment of distributions	654	10,985	6,411	98,009
Shares redeemed	(43,158)	(705,948)	(116,934)	(1,790,061)
	(31,722)	(515,489)	(40,527)	(637,735)
Class IR Shares
Shares sold	219,958	3,757,424	79,726	1,274,606
Reinvestment of distributions	3,571	60,284	38,678	595,530
Shares redeemed	(67,061)	(1,105,165)	(309,166)	(4,895,897)
	156,468	2,712,543	(190,762)	(3,025,761)
Class R Shares
Shares sold	47,842	767,141	82,228	1,247,761
Reinvestment of distributions	5,852	96,677	46,232	695,565
Shares redeemed	(99,888)	(1,576,620)	(153,436)	(2,332,484)
	(46,194)	(712,802)	(24,976)	(389,158)
Class R6 Shares
Shares sold	356,996	6,030,848	7,942,737	137,909,964
Reinvestment of distributions	154,155	2,620,640	794,300	12,343,280
Shares redeemed	(640,649)	(10,714,801)	(1,245,035)	(19,232,419)
	(129,498)	(2,063,313)	7,492,002	131,020,825
NET DECREASE	(14,102,551)	$(240,456,257)	(1,488,363)	$(24,500,771)

91

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,086,067	$76,413,805	6,355,588	$216,420,779
Reinvestment of distributions	285,115	10,617,685	5,591,955	185,793,826
Shares redeemed	(13,393,096)	(487,420,153)	(21,620,247)	(734,771,946)
	(11,021,914)	(400,388,663)	(9,672,704)	(332,557,341)
Class C Shares
Shares sold	83,260	2,780,494	377,449	11,755,203
Reinvestment of distributions	14,976	508,148	571,513	17,294,001
Shares redeemed	(710,918)	(23,521,661)	(1,590,480)	(49,300,924)
	(612,682)	(20,233,019)	(641,518)	(20,251,720)
Institutional Shares
Shares sold	7,839,830	290,000,524	25,105,530	849,735,755
Reinvestment of distributions	1,061,528	39,849,763	16,670,552	560,463,699
Shares redeemed	(42,358,901)	(1,545,637,576)	(87,925,338)	(3,039,743,596)
	(33,457,543)	(1,215,787,289)	(46,149,256)	(1,629,544,142)
Service Shares
Shares sold	170,988	6,148,187	721,569	24,266,187
Reinvestment of distributions	24,888	911,644	697,149	22,758,583
Shares redeemed	(1,398,545)	(49,521,296)	(3,199,705)	(104,551,077)
	(1,202,669)	(42,461,465)	(1,780,987)	(57,526,307)
Class IR Shares
Shares sold	2,403,189	88,405,889	2,045,977	70,085,435
Reinvestment of distributions	76,806	2,802,661	1,001,683	32,713,762
Shares redeemed	(2,376,812)	(84,947,262)	(4,644,981)	(157,407,717)
	103,183	6,261,288	(1,597,321)	(54,608,520)
Class R Shares
Shares sold	117,066	4,175,337	405,682	13,700,699
Reinvestment of distributions	7,913	287,644	130,451	4,230,456
Shares redeemed	(220,356)	(7,803,340)	(482,052)	(16,053,475)
	(95,377)	(3,340,359)	54,081	1,877,680
Class R6 Shares
Shares sold	1,793,247	65,983,882	13,963,340	510,945,821
Reinvestment of distributions	158,716	5,955,039	1,189,720	39,986,116
Shares redeemed	(1,192,961)	(44,226,747)	(4,705,460)	(164,927,737)
	759,002	27,712,174	10,447,600	386,004,200
NET DECREASE	(45,528,000)	$(1,648,237,333)	(49,340,105)	$(1,706,606,150)

92

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,088,777	$115,611,277	3,238,202	$154,375,191
Reinvestment of distributions	526,209	30,118,450	901,558	42,559,273
Shares redeemed	(3,373,531)	(185,601,319)	(5,556,748)	(264,856,085)
	(758,545)	(39,871,592)	(1,416,988)	(67,921,621)
Class C Shares
Shares sold	43,053	1,887,678	85,898	3,279,343
Reinvestment of distributions	34,974	1,576,275	68,406	2,576,165
Shares redeemed	(159,714)	(6,851,684)	(481,475)	(18,395,042)
	(81,687)	(3,387,731)	(327,171)	(12,539,534)
Institutional Shares
Shares sold	13,834,646	817,236,939	17,427,197	886,530,469
Reinvestment of distributions	2,661,796	163,363,244	4,333,376	218,630,055
Shares redeemed	(15,624,534)	(903,411,491)	(26,928,367)	(1,386,761,311)
	871,908	77,188,692	(5,167,794)	(281,600,787)
Service Shares
Shares sold	312,312	16,843,781	715,838	33,131,625
Reinvestment of distributions	74,473	4,143,684	144,414	6,634,801
Shares redeemed	(384,719)	(20,303,386)	(1,292,420)	(59,025,815)
	2,066	684,079	(432,168)	(19,259,389)
Class IR Shares
Shares sold	838,249	46,112,058	1,414,732	67,475,547
Reinvestment of distributions	115,731	6,586,540	178,553	8,381,286
Shares redeemed	(611,389)	(33,445,957)	(1,079,227)	(51,005,223)
	342,591	19,252,641	514,058	24,851,610
Class R Shares
Shares sold	387,464	20,966,002	627,785	29,542,384
Reinvestment of distributions	73,501	4,131,777	123,318	5,723,131
Shares redeemed	(415,693)	(22,540,361)	(1,168,739)	(55,180,884)
	45,272	2,557,418	(417,636)	(19,915,369)
Class R6 Shares
Shares sold	4,214,284	249,210,277	6,108,964	312,236,113
Reinvestment of distributions	250,770	15,387,048	50,143	2,529,721
Shares redeemed	(591,299)	(34,966,462)	(1,018,482)	(50,485,046)
	3,873,755	229,630,863	5,140,625	264,280,788
NET INCREASE (DECREASE)	4,295,360	$286,054,370	(2,107,074)	$(112,104,302)

93

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	40,728	$487,339	62,953	$638,988
Reinvestment of distributions	685	8,317	394	4,068
Shares redeemed	(53,180)	(652,597)	(13,144)	(133,211)
	(11,767)	(156,941)	50,203	509,845
Class C Shares
Shares sold	39,031	454,252	28,884	281,741
Reinvestment of distributions	157	1,874	172	1,759
Shares redeemed	(826)	(8,945)	(3,950)	(36,741)
	38,362	447,181	25,106	246,759
Institutional Shares
Shares sold	834,949	10,115,737	2,311,718	23,637,673
Reinvestment of distributions	35,493	434,076	18,556	192,017
Shares redeemed	(779,019)	(9,604,055)	(1,305,658)	(13,429,411)
	91,423	945,758	1,024,616	10,400,279
Class IR Shares
Shares sold	46,070	571,040	477,865	5,127,405
Reinvestment of distributions	1,476	17,996	3,440	35,503
Shares redeemed	(42,787)	(478,497)	(239,140)	(2,537,181)
	4,759	110,539	242,165	2,625,727
Class R Shares
Shares sold	282	3,262	6,481	60,736
Reinvestment of distributions	28	338	28	294
Shares redeemed	(1,708)	(20,086)	(7,144)	(75,581)
	(1,398)	(16,486)	(635)	(14,551)
Class R6 Shares
Reinvestment of distributions	8	99	6	68
	8	99	6	68
NET INCREASE	121,387	$1,330,150	1,341,461	$13,768,127

94

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused Value Fund				Growth and Income Fund				Large Cap Value Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class A
Actual	$1,000.00	$1,107.60		$5.91	$1,000.00	$1,107.80		$5.91	$1,000.00	$1,099.30		$6.04
Hypothetical 5% return	1,000.00	1,019.19	+	5.66	1,000.00	1,019.19	+	5.66	1,000.00	1,019.04	+	5.81
Class C
Actual	1,000.00	1,103.90		9.81	1,000.00	1,103.70		9.81	1,000.00	1,094.90		9.92
Hypothetical 5% return	1,000.00	1,015.47	+	9.39	1,000.00	1,015.47	+	9.39	1,000.00	1,015.32	+	9.54
Institutional
Actual	1,000.00	1,109.30		3.82	1,000.00	1,110.20		3.82	1,000.00	1,101.00		4.06
Hypothetical 5% return	1,000.00	1,021.18	+	3.66	1,000.00	1,021.18	+	3.66	1,000.00	1,020.93	+	3.91
Service
Actual	N/A	N/A		—	1,000.00	1,107.50		6.43	1,000.00	1,098.20		6.66
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,018.70	+	6.16	1,000.00	1,018.45	+	6.41
Class IR
Actual	1,000.00	1,108.90		4.60	1,000.00	1,109.20		4.60	1,000.00	1,100.20		4.69
Hypothetical 5% return	1,000.00	1,020.43	+	4.41	1,000.00	1,020.43	+	4.41	1,000.00	1,020.33	+	4.51
Class R
Actual	1,000.00	1,105.30		7.20	1,000.00	1,106.60		7.21	1,000.00	1,097.60		7.33
Hypothetical 5% return	1,000.00	1,017.95	+	6.90	1,000.00	1,017.95	+	6.90	1,000.00	1,017.80	+	7.05
Class R6
Actual	1,000.00	1,109.50		3.66	1,000.00	1,110.20		3.82	1,000.00	1,101.30		3.96
Hypothetical 5% return	1,000.00	1,021.32	+	3.51	1,000.00	1,021.18	+	3.66	1,000.00	1,021.03	+	3.81

95

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2017 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Class A
Actual	$1,000.00	$1,094.90		$6.08	$1,000.00	$1,129.30		$7.07	$1,000.00	$1,122.00		$6.52
Hypothetical 5% return	1,000.00	1,018.99	+	5.86	1,000.00	1,018.15	+	6.71	1,000.00	1,018.65	+	6.21
Class C
Actual	1,000.00	1,091.10		9.95	1,000.00	1,125.10		11.01	1,000.00	1,117.60		10.45
Hypothetical 5% return	1,000.00	1,015.27	+	9.59	1,000.00	1,014.43	+	10.44	1,000.00	1,014.93	+	9.94
Institutional
Actual	1,000.00	1,097.50		4.00	1,000.00	1,131.60		4.97	1,000.00	1,123.30		4.42
Hypothetical 5% return	1,000.00	1,020.98	+	3.86	1,000.00	1,020.13	+	4.71	1,000.00	1,020.63	+	4.21
Service
Actual	1,000.00	1,094.80		6.60	1,000.00	1,128.80		7.60	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,018.50	+	6.36	1,000.00	1,017.65	+	7.20	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,096.50		4.78	1,000.00	1,130.90		5.76	1,000.00	1,122.30		5.21
Hypothetical 5% return	1,000.00	1,020.23	+	4.61	1,000.00	1,019.39	+	5.46	1,000.00	1,019.89	+	4.96
Class R
Actual	1,000.00	1,094.00		7.37	1,000.00	1,128.00		8.39	1,000.00	1,119.60		7.83
Hypothetical 5% return	1,000.00	1,017.75	+	7.10	1,000.00	1,016.91	+	7.95	1,000.00	1,017.41	+	7.45
Class R6
Actual	1,000.00	1,097.30		3.90	1,000.00	1,131.90		4.86	1,000.00	1,123.30		4.42
Hypothetical 5% return	1,000.00	1,021.08	+	3.76	1,000.00	1,020.23	+	4.61	1,000.00	1,020.63	+	4.21

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused Value+	1.13%	1.88%	0.73%	N/A	0.88%	1.38%	0.68%
Growth and Income+	1.13	1.88	0.73	1.23%	0.88	1.38	0.73
Large Cap Value+	1.16	1.91	0.78	1.28	0.90	1.41	0.76
Mid Cap Value+	1.17	1.92	0.77	1.27	0.92	1.42	0.75
Small Cap Value+	1.34	2.09	0.94	1.44	1.09	1.59	0.92
Small/Mid Cap Value+	1.24	1.99	0.84	N/A	0.99	1.49	0.84

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.

[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 88025-TMPL-04/2017-514103 EQVALSAR-17/164K

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Market Review	1

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	16

Financial Statements	19

Financial Highlights	22

Notes to Financial Statements	26

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments, and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the six months ended February 28, 2017 (the “Reporting Period”), the performance of the financial markets was influenced by unexpected political events in the U.S. and abroad as well as by global central bank monetary policy. In this environment, U.S. and international equities notched solid gains, while the broad fixed income market generally produced negative returns.

Equity Markets

As the Reporting Period began in early September 2016, U.S. and international equities alike fell as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. Later in the month, the Federal Reserve (the “Fed”) left its monetary policy unchanged, and the Bank of Japan (“BoJ”) introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The yield curve control framework is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve is a spectrum of maturities.) U.S. and international equities rebounded following the Fed and BoJ decisions, which the markets appeared to view as generally benign. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The U.S. Department of Commerce announced the U.S. Gross Domestic Product (“GDP”) increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Meanwhile, ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros through at least March 2017, helping to dispel market concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit referendum, the U.K.’s June 2016 vote to leave the European Union, was more robust than consensus-expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness in the Japanese yen, as BoJ governor Haruhiko Kuroda stated there was room for further easing if necessary to achieve the BoJ’s 2% inflation target. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. and international equities rallied on anticipation of a pro-growth effect of

1

MARKET REVIEW

Mr. Trump’s fiscal stimulus plan, though international equities recorded a modest decline for the month overall. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish rate hike path for 2017. Although U.S. equities declined modestly after the announcement, they advanced for December 2016 overall. International equities also posted solid gains during the month, which was highlighted by the resignation of Prime Minister Matteo Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

In January 2017, investors searched for details on the timing and scope behind President Trump’s proclamations during his press conferences, inaugural speech and first days in office. In this environment, U.S. and international equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. U.S. and international equities subsequently retreated on political uncertainty and market concerns about protectionism following President Trump’s executive orders on immigration, a border wall and U.S. withdrawal from the Trans-Pacific Partnership, popularly known as TPP. Amid a busy political agenda, U.S. economic data released in January 2017 remained encouraging. U.K. equities fell after a speech by Prime Minister Theresa May was interpreted by the markets as increasing the possibility of a “hard Brexit.” (In a hard Brexit, the U.K. would leave the European Union, as well as its single market for goods, quickly and completely.) In France, allegations about the employment in parliament of presidential candidate Francois Fillon’s wife increased uncertainty about the country’s upcoming election. The Japanese yen appreciated sharply, and Japanese equities retreated.

In February 2017, U.S. and international equities posted gains, as investors continued to assess the outlook for potential tax reform, deregulation and other economic policies out of the Trump administration, while also heeding the tone of Fed officials. The U.S. dollar strengthened during the month, as the market-implied probability of a March 2017 interest rate hike increased with Fed Chair Janet Yellen’s testimony before Congress and hawkish comments from other Fed officials. Solid U.S. economic data also supported the market’s advance, with the Institute of Supply Management’s manufacturing and non-manufacturing indices rising to a two-year and six-year high, respectively, during February 2017. Meanwhile, the Markit Eurozone Composite Flash Purchasing Managers’ Index (“PMI”) reached its highest level in nearly six years.

Fixed Income Markets

During September 2016, spread, or non-government bond, sectors outperformed U.S. Treasury securities. The Fed kept the target range for the federal funds rate unchanged at its September 2016 policy meeting after a summer of speeches by Fed officials that fluctuated between dovish and hawkish tones. The ECB also left its monetary policy unchanged during the month, while the BoJ extended its quantitative and qualitative monetary easing framework to include “yield curve control.”

In the fourth quarter of 2016, spread sectors generally outpaced U.S. Treasury securities. In early November 2016, Donald Trump’s victory in the U.S. Presidential election led to a change in investor expectations for future monetary, fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus other developed markets and emerging markets currencies.

2

MARKET REVIEW

Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. In the fourth quarter of 2016, the Japanese economy expanded by 1.2%, annualized, from the previous calendar quarter. Crude oil prices rose following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies.

During January 2017, spread sectors generally outperformed U.S. Treasury securities. The U.S. dollar fluctuated on comments from President Trump as well as on protectionist measures, such as the U.S. withdrawal from the TPP. Major developed markets’ central banks kept monetary policy unchanged at their first meetings of the year. Global economic activity improved, with the global manufacturing PMI rising for a fifth consecutive month, driven mainly by emerging markets countries.

Most spread sectors outpaced U.S. Treasury securities during February 2017, with improved global economic growth and a recovery in commodity prices providing support to riskier asset classes, including high yield corporate bonds. Strong U.S. economic data and hawkish comments from Fed policymakers increased market expectations for an interest rate hike in March 2017. In Europe, uncertainty surrounding upcoming political events clouded marginal improvements in economic data. U.K. economic data, which had been resilient since the Brexit vote, began to deteriorate.

Looking Ahead

At the end of the Reporting Period, our views were based primarily on our three strongest convictions. First, we believe that relative to the rest of the world, the U.S. economy has the best potential to strengthen in 2017. Second, we think economic growth and monetary policy across countries is continuing to diverge. Third, we anticipate volatility in the financial markets to trend higher.

During 2017, we expect global economic growth to pick up, led by the U.S. and followed by Japan. The U.S. economy was already strengthening, in our view, before the November 2016 election, and we believe proposed fiscal stimulus and the potential loosening of regulations could provide additional support. We see the U.S. economy growing 2.3% in 2017, with consumption underpinned in the near term by rising wages amid a labor market near full employment. (Full employment means the highest amount of skilled and unskilled labor that can be employed within an economy at any given time.) We also see scope for marginal improvements in business investment. That said, we remain alert to potential policy changes

3

MARKET REVIEW

and geopolitical tensions, largely related to a more protectionist stance on trade, that might be associated with the Trump administration. We will also closely monitor inflationary pressures arising from potential fiscal expansion, deregulation and trade policy changes as well as the recent rebound in commodity prices. Should overall U.S. financial conditions remain supportive for economic growth, we expect the Fed to raise interest rates at least three times in 2017.

Outside the U.S., we think innovative central bank monetary policy and modest fiscal stimulus will likely continue to support Japan’s economic growth. In Europe, we expect political uncertainties to weigh on its growth outlook, particularly after the Brexit process commences.

4

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 7.29% and 7.46%, respectively. These returns compare to the 6.65% cumulative total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated cumulative total returns of -2.19% and 7.66% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio benefited from its strategic weightings and tactical asset allocation decisions (“tactical tilts”). The performance of the Underlying Funds detracted from the Portfolio’s performance versus the EDGE Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical tilts in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts added to its results during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in eight Underlying Funds. Seven of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in six of the seven Underlying Strategic Funds, three of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.) The Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs International Small Cap Insights Fund outperformed their respective benchmark indices.

The Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund and the Goldman Sachs Small Cap Equity Insights Fund underperformed their respective benchmark indices during the Reporting Period. Two of these Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation.

The Portfolio’s Underlying Tactical Fund outperformed its benchmark index by more than 250 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

[1]	Performance quoted is for Institutional Shares.

5

PORTFOLIO RESULTS

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

As the U.S. and international equity markets advanced during the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from performance.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts added slightly to relative returns.

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Overall, the Portfolio’s strategic weightings contributed positively to its performance. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

6

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	7.29%	6.65%	-2.19%	7.66%
Institutional	7.46	6.65	-2.19	7.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,605 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	3.85%	7.57%	4.29%	4/30/08
Institutional	10.30	9.25	5.41	4/30/08

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.48%
Institutional	0.97	1.08

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Return before taxes*	3.85%	7.57%	4.29%
Return after taxes on distributions**	3.19	6.38	3.44
Return after taxes on distributions*** and sale of Portfolio shares	2.73	5.85	3.33

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]*
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

*	Represents affiliated Funds.

9

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 9.07% and 9.37%, respectively. These returns compare to the 6.65% cumulative total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated cumulative total returns of -2.19% and 7.66% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio benefited from its strategic weightings and tactical asset allocation decisions (“tactical tilts”). The performance of the Underlying Funds also added to the Portfolio’s performance versus the TAG Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical tilts in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts contributed positively to performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in seven Underlying Funds. Six of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in five of the six Underlying Strategic Funds, all of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund — are those in which the Portfolio held its largest weightings. In addition, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs International Small Cap Insights Fund outperformed their respective benchmark indices.

The Portfolio’s Underlying Tactical Fund outperformed its benchmark index by more than 250 basis points[1] during the Reporting Period. (A basis point is 1/100th of a percent.)

[1]	Performance quoted is for Institutional Shares.

10

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts added slightly to relative returns.

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Overall, the Portfolio’s strategic weightings contributed positively to performance. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

11

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016–February 28, 2017	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	9.07%	6.65%	-2.19%	7.66%
Institutional	9.37	6.65	-2.19	7.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,605 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	1.72%	9.69%	4.71%	4/30/08
Institutional	8.02	11.39	5.81	4/30/08

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

12

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.44%
Institutional	0.96	1.04

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Return before taxes*	1.72%	9.69%	4.71%
Return after taxes on distributions**	1.59	9.16	4.28
Return after taxes on distributions*** and sale of Portfolio shares	1.14	7.61	3.67

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

13

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]*
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

*	Represents affiliated Funds.

14

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

15

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.0%
Equity – 99.0%
19,668,141	Goldman Sachs U.S. Equity Dividend and Premium Fund	$247,228,527
20,529,731	Goldman Sachs International Equity Dividend and Premium Fund	136,317,414
5,676,389	Goldman Sachs Tactical Tilt Overlay Fund	55,685,377
1,989,315	Goldman Sachs Small Cap Equity Insights Fund	46,888,146
3,819,609	Goldman Sachs Emerging Markets Equity Insights Fund	34,032,721
3,794,206	Goldman Sachs MLP Energy Infrastructure Fund	32,554,287
2,013,489	Goldman Sachs International Small Cap Insights Fund	22,289,322

TOTAL INVESTMENTS – 99.0%
(Cost $493,144,194)		$574,995,794

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		5,849,704

NET ASSETS – 100.0%		$580,845,498

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At February 28, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	5,953,167	CHF	5,960,844	03/15/17	$5,939,405	$13,762
	USD	19,747,189	EUR	18,264,225	03/15/17	19,360,182	387,007
	USD	12,733,490	GBP	10,069,415	03/15/17	12,498,332	235,158
TOTAL							$635,927

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	5,589,590	AUD	7,529,962	03/15/17	$5,771,388	$(181,798)
	USD	454,110	CHF	460,000	03/15/17	458,346	(4,236)
	USD	3,005,035	EUR	2,840,000	03/15/17	3,010,416	(5,381)
	USD	890,128	GBP	720,000	03/15/17	893,676	(3,548)
	USD	18,041,427	JPY	2,050,272,100	03/15/17	18,258,446	(217,019)
TOTAL							$(411,982)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At February 28, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	48	March 2017	$5,670,720	$269,215

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.2%
Equity – 99.2%
51,788,274	Goldman Sachs U.S. Tax-Managed Equity Fund	$1,039,908,549
52,852,939	Goldman Sachs International Tax-Managed Equity Fund	477,262,036
19,814,776	Goldman Sachs Tactical Tilt Overlay Fund	194,382,957
13,290,641	Goldman Sachs Emerging Markets Equity Insights Fund	118,419,608
13,101,173	Goldman Sachs MLP Energy Infrastructure Fund	112,408,065
7,007,635	Goldman Sachs International Small Cap Insights Fund	77,574,515

TOTAL INVESTMENTS – 99.2%
(Cost $1,572,939,963)		$2,019,955,730

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		16,499,585

NET ASSETS – 100.0%		$2,036,455,315

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At February 28, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	20,736,242	CHF	20,762,984	03/15/17	$20,688,304	$47,938
	USD	69,135,888	EUR	63,943,958	03/15/17	67,780,957	1,354,931
	USD	44,577,606	GBP	35,251,169	03/15/17	43,754,362	823,244
TOTAL							$2,226,113

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	19,889,298	AUD	26,774,774	03/15/17	$20,521,699	$(632,401)
	USD	2,023,750	CHF	2,050,000	03/15/17	2,042,627	(18,877)
	USD	11,702,708	EUR	11,060,000	03/15/17	11,723,663	(20,955)
	USD	3,807,770	GBP	3,080,000	03/15/17	3,822,950	(15,180)
	USD	64,116,965	JPY	7,289,154,282	03/15/17	64,912,666	(795,701)
TOTAL							$(1,483,114)

FUTURES CONTRACTS — At February 28, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	169	March 2017	$19,965,660	$947,861

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

February 28, 2017 (Unaudited)

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $493,144,194 and $1,572,939,963)	$574,995,794	$2,019,955,730
Cash	4,525,333	15,341,258
Receivables:
Portfolio shares sold	1,656,364	6,771,076
Collateral on certain derivative contracts(a)	450,000	1,060,000
Reimbursement from investment adviser	15,268	18,329
Unrealized gain on forward foreign currency exchange contracts	635,927	2,226,113
Other assets	3,121	10,936
Total assets	582,281,807	2,045,383,442

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	411,982	1,483,114
Variation margin on certain derivative contracts	13,199	46,472
Payables:
Investments purchased	427,574	887,953
Portfolio shares redeemed	290,533	5,662,498
Collateral on certain derivative contracts(a)	180,000	570,000
Management fees	35,116	123,956
Distribution and Service fees and Transfer Agency fees	19,744	62,138
Accrued expenses	58,161	91,996
Total liabilities	1,436,309	8,928,127

Net Assets:
Paid-in capital	511,871,550	1,639,808,222
Undistributed (distributions in excess of) net investment income	(1,353,603)	997,347
Accumulated net realized loss	(12,017,209)	(53,056,881)
Net unrealized gain	82,344,760	448,706,627
NET ASSETS	$580,845,498	$2,036,455,315
Net Assets:
Class A	$7,382,641	$526,596
Institutional	573,462,857	2,035,928,719
Total Net Assets	$580,845,498	$2,036,455,315
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	656,525	37,642
Institutional	50,575,908	146,412,937
Net asset value, offering and redemption price per share:(b)
Class A	$11.25	$13.99
Institutional	11.34	13.91

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$(180,000)	$450,000
Tax-Advantaged Global Equity	(570,000)	1,060,000

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $11.90 and $14.80, respectively.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from affiliated Underlying Funds	$5,855,495	$24,969,311

Expenses:
Management fees	396,438	1,397,841
Transfer Agency fees(a)	110,225	373,159
Custody, accounting and administrative services	40,811	126,034
Professional fees	29,973	30,163
Registration fees	28,638	30,740
Printing and mailing costs	18,639	30,411
Trustee fees	9,171	10,645
Distribution and Service fees — Class A Shares	7,515	670
Other	7,925	25,392
Total expenses	649,335	2,025,055
Less — expense reductions	(285,383)	(783,284)
Net expenses	363,952	1,241,771
NET INVESTMENT INCOME	5,491,543	23,727,540

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(184,174)	(1,967,757)
Futures contracts	421,239	1,480,517
Forward foreign currency exchange contracts	3,430,582	12,163,919
Foreign currency transactions	(56)	(169)
Capital gain distributions from affiliated Underlying Funds	8,161,937	—
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	21,425,907	135,182,930
Futures contracts	71,043	252,727
Forward foreign currency exchange contracts	(127,500)	(606,117)
Net realized and unrealized gain	33,198,978	146,506,050
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,690,521	$170,233,590

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$5,711	$104,514
Tax-Advantaged Global Equity	509	372,650

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Year Ended August 31, 2016
From operations:
Net investment income	$5,491,543	$7,274,603	$23,727,540	$15,969,302
Net realized gain (loss)	11,829,528	(3,065,544)	11,676,510	(42,049,388)
Net change in unrealized gain	21,369,450	31,435,529	134,829,540	118,927,022
Net increase in net assets resulting from operations	38,690,521	35,644,588	170,233,590	92,846,936

Distributions to shareholders:
From net investment income
Class A Shares	(78,491)	(72,552)	(3,269)	(9,103)
Institutional Shares	(6,766,657)	(14,729,798)	(21,198,986)	(30,328,763)
From net realized gains
Class A Shares	(41,151)	(64,848)	—	(4,676)
Institutional Shares	(3,506,959)	(13,622,832)	—	(12,749,009)
Total distributions to shareholders	(10,393,258)	(28,490,030)	(21,202,255)	(43,091,551)

From share transactions:
Proceeds from sales of shares	53,452,333	137,088,130	170,589,474	357,491,366
Reinvestment of distributions	10,371,566	28,464,540	21,200,470	43,074,642
Cost of shares redeemed	(24,113,626)	(85,794,058)	(121,867,405)	(334,588,511)
Net increase in net assets resulting from share transactions	39,710,273	79,758,612	69,922,539	65,977,497
TOTAL INCREASE	68,007,536	86,913,170	218,953,874	115,732,882

Net assets:
Beginning of period	512,837,962	425,924,792	1,817,501,441	1,701,768,559
End of period	$580,845,498	$512,837,962	$2,036,455,315	$1,817,501,441
Undistributed (distributions in excess of) net investment income	$(1,353,603)	$2	$997,347	$(1,527,938)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$10.68	$0.09	$0.68	$0.77	$(0.13)	$(0.07)	$(0.20)
2017 - Institutional	10.76	0.11	0.68	0.79	(0.14)	(0.07)	(0.21)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	10.69	0.11	0.52	0.63	(0.31)	(0.33)	(0.64)
2016 - Institutional	10.76	0.16	0.51	0.67	(0.34)	(0.33)	(0.67)
2015 - A	11.83	0.16	(0.73)	(0.57)	(0.21)	(0.36)	(0.57)
2015 - Institutional	11.89	0.22	(0.74)	(0.52)	(0.25)	(0.36)	(0.61)
2014 - A	10.64	0.23	1.62	1.85	(0.24)	(0.42)	(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.25	7.29%	$7,383	0.53	%(f)	0.64	%(f)	1.74	%(f)	4%
11.34	7.46	573,463	0.13	(f)	0.24	(f)	2.08	(f)	4

10.68	6.32	4,993	0.53		0.64		1.09		19
10.76	6.67	507,845	0.13		0.24		1.58		19
10.69	(4.82)	1,729	0.55		0.66		1.40		25
10.76	(4.29)	424,196	0.17		0.26		1.95		25
11.83	17.92	220	0.60		0.66		2.02		14
11.89	18.29	373,665	0.20		0.26		2.43		14
10.64	13.61	133	0.60		0.68		2.13		40
10.69	14.21	284,539	0.20		0.29		2.49		40
9.73	8.51	127,290	0.60		0.70		2.02		32
9.76	8.79	75,735	0.20		0.30		2.42		32

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - A	$12.91	$0.13	$1.04	$1.17	$(0.09)	$—	$(0.09)
2017 - Institutional	12.86	0.17	1.03	1.20	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	12.58	0.08	0.52	0.60	(0.18)	(0.09)	(0.27)
2016 - Institutional	12.53	0.11	0.53	0.64	(0.22)	(0.09)	(0.31)
2015 - A	13.51	0.09	(0.69)	(0.60)	(0.10)	(0.23)	(0.33)
2015 - Institutional	13.48	0.17	(0.71)	(0.54)	(0.18)	(0.23)	(0.41)
2014 - A	11.31	0.20	2.31	2.51	—	(0.31)	(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$13.99	9.07%	$527	0.53	%(f)	0.62	%(f)	1.92	%(f)	5%
13.91	9.37	2,035,929	0.13	(f)	0.22	(f)	2.54	(f)	5

12.91	4.88	591	0.53		0.61		0.64		19
12.86	5.22	1,816,911	0.13		0.21		0.92		19
12.58	(4.39)	543	0.56		0.61		0.66		22
12.53	(3.96)	1,701,226	0.17		0.21		1.31		22
13.51	22.55	235	0.60		0.62		1.56		9
13.48	23.05	1,233,566	0.20		0.22		1.43		9
11.31	18.12	636	0.60		0.64		3.16		36
11.38	18.45	739,859	0.20		0.24		1.34		36
9.78	10.52	243,892	0.60		0.65		1.62		24
9.84	11.02	207,103	0.20		0.25		1.88		24

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”), as may be received by certain Underlying Funds, are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

26

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

27

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

28

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of February 28, 2017:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$574,995,794	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$635,927	$—
Futures Contracts	269,215	—	—
Total	$269,215	$635,927	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(411,982)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$2,019,955,730	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,226,113	$—
Futures Contracts	947,861	—	—
Total	$947,861	$2,226,113	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,483,114)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of February 28, 2017. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$635,927		Payable for unrealized loss on forward foreign currency exchange contracts	$(411,982)
Equity	Variation margin on certain derivative contracts	269,215	(a)	—	—
Total		$905,142			$(411,982)

Tax-Advantaged Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$2,226,113		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,483,114)
Equity	Variation margin on certain derivative contracts	947,861	(a)	—	—
Total		$3,173,974			$(1,483,114)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of February 28, 2017 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the six months ended February 28, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$3,430,582	$(127,500)	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	421,239	71,043	48
Total		$3,851,821	$(56,457)	57

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Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$12,163,919	$(606,117)	10
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,480,517	252,727	169
Total		$13,644,436	$(353,390)	179

(a)	Average number of contracts is based on the average of month end balances for the period ended February 28, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2017, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the six months ended February 28, 2017, Goldman Sachs advised that it retained front-end sales charges of $4,329 for the Enhanced Dividend Global Equity Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. The Other Expense limitation will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 28, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$185,005	$96,583	$3,795	$285,383
Tax-Advantaged Global Equity	652,327	117,175	13,782	783,284

F.  Line of Credit Facility — As of February 28, 2017, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2017, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended February 28, 2017:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2016	Purchases at Cost*	Proceeds from Sales	ROC Dividend	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/28/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$29,257,840	$4,581,993	$(1,725,938)	$—	$(17,856)	$1,936,682	$34,032,721	$365,707	$—
Goldman Sachs International Equity Dividend and Premium Fund	119,638,684	17,211,249	(4,371,568)	—	(638,027)	4,477,076	136,317,414	1,183,762	—
Goldman Sachs International Small Cap Insights Fund	19,487,429	2,923,114	(843,306)	—	18,518	703,567	22,289,322	520,119	—
Goldman Sachs MLP Energy Infrastructure Fund	27,501,403	3,510,088	(555,939)	(368,702)	(6,824)	2,474,261	32,554,287	405,101	—
Goldman Sachs Small Cap Equity Insights Fund	44,708,447	3,460,700	(6,203,409)	—	573,527	4,348,881	46,888,146	288,171	—

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Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Market Value 08/31/2016	Purchases at Cost*	Proceeds from Sales	ROC Dividend	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/28/2017	Dividend Income	Capital Gain Distributions
Goldman Sachs Tactical Tilt Overlay Fund	$49,452,111	$6,658,500	$(998,095)	$—	$(66,675)	$639,536	$55,685,377	$979,065	$—
Goldman Sachs U.S. Equity Dividend and Premium Fund	217,157,439	29,204,902	(5,932,881)	—	(46,837)	6,845,904	247,228,527	2,113,570	8,161,937
Total	$507,203,353	$67,550,546	$(20,631,136)	$(368,702)	$(184,174)	$21,425,907	$574,995,794	$5,855,495	$8,161,937

Tax-Advantaged Global Equity
Underlying Funds	Market Value 08/31/2016	Purchases at Cost*	Proceeds from Sales	ROC Dividend	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/28/2017	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$104,981,126	$15,155,503	$(8,585,999)	$—	$(130,211)	$6,999,189	$118,419,608	$1,287,552
Goldman Sachs International Small Cap Insights Fund	69,371,196	9,700,788	(4,092,054)	—	113,247	2,481,338	77,574,515	1,830,637
Goldman Sachs International Tax-Managed Equity Fund	419,846,351	56,964,119	(18,614,549)	—	(584,386)	19,650,501	477,262,036	7,608,041
Goldman Sachs MLP Energy Infrastructure Fund	97,868,709	10,286,675	(3,185,999)	(1,286,948)	(818,529)	9,544,157	112,408,065	1,411,775
Goldman Sachs Tactical Tilt Overlay Fund	175,989,714	22,129,748	(5,719,926)	—	(398,852)	2,382,273	194,382,957	3,452,079
Goldman Sachs U.S. Tax-Managed Equity Fund	931,079,503	66,281,346	(51,428,746)	—	(149,026)	94,125,472	1,039,908,549	9,379,227
Total	$1,799,136,599	$180,518,179	$(91,627,273)	$(1,286,948)	$(1,967,757)	$135,182,930	$2,019,955,730	$24,969,311

*	Includes reinvestment of distributions.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 28, 2017, the Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	13%
Goldman Sachs International Equity Dividend and Premium Fund	39	—
Goldman Sachs International Tax-Managed Equity Fund	—	89
Goldman Sachs Small Cap Equity Insights Fund	18	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	8	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	85

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2017 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$67,550,546	$20,631,136
Tax-Advantaged Global Equity	180,518,179	91,627,273

7. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, August 31, 2016, the Portfolios’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Capital Loss Carryforwards
Perpetual Long-Term	$—	$(247,758)
Timing differences (Post October Loss Deferral/Qualified Late Year Loss Deferral)	(272,438)	(17,375,788)

As of February 28, 2017, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$514,923,362	$1,619,552,488
Gross unrealized gain	83,388,515	454,363,343
Gross unrealized loss	(23,316,083)	(53,960,101)
Net unrealized security gain	$60,072,432	$400,403,242

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Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (losses) on foreign currency contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of February 28, 2017, the Enhanced Dividend Global Equity Portfolio invested 42.6% and 23.5% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market

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8. OTHER RISKS (continued)

capitalization of the S&P 500® at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As February 28, 2017, the Tax-Advantaged Global Equity Portfolio invested 51.1% and 23.4% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the U.S. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

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Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	279,853	$3,050,407	333,387	$3,394,652
Reinvestment of distributions	10,642	115,865	12,636	128,549
Shares redeemed	(101,239)	(1,100,861)	(40,422)	(412,570)
	189,256	2,065,411	305,601	3,110,631
Institutional Shares
Shares sold	4,563,876	50,401,926	13,147,341	133,693,478
Reinvestment of distributions	934,501	10,255,701	2,766,887	28,335,991
Shares redeemed	(2,105,947)	(23,012,765)	(8,171,797)	(85,381,488)
	3,392,430	37,644,862	7,742,431	76,647,981
NET INCREASE	3,581,686	$39,710,273	8,048,032	$79,758,612

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Fiscal Year Ended August 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$5	13,301	$169,147
Reinvestment of distributions	245	3,269	1,101	13,779
Shares redeemed	(8,364)	(108,850)	(11,788)	(142,955)
	(8,119)	(105,576)	2,614	39,971
Institutional Shares
Shares sold	12,790,300	170,589,469	29,366,174	357,322,219
Reinvestment of distributions	1,596,175	21,197,201	3,455,621	43,060,863
Shares redeemed	(9,225,780)	(121,758,555)	(27,315,060)	(334,445,556)
	5,160,695	70,028,115	5,506,735	65,937,526
NET INCREASE	5,152,576	$69,922,539	5,509,349	$65,977,497

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Portfolio Expenses — Six Month Period Ended February 28, 2017 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 9/01/16	Ending Account Value 2/28/17		Expenses Paid for the 6 Months Ended 2/28/17*	Beginning Account Value 9/01/16	Ending Account Value 2/28/17		Expenses Paid for the 6 Months Ended 2/28/17*
Class A
Actual	$1,000	$1,072.90		$2.72	$1,000	$1,090.70		$2.75
Hypothetical 5% return	1,000	1,022.17	+	2.66	1,000	1,022.17	+	2.66
Institutional
Actual	1,000	1,074.60		0.67	1,000	1,093.70		0.67
Hypothetical 5% return	1,000	1,024.15	+	0.65	1,000	1,024.15	+	0.65

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.53%	0.13%
Tax-Advantaged Global Equity	0.53	0.13

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 88127-TMPL-04/2017-516491/TAGEDSAR-17/2.8K

Goldman Sachs Funds

Semi-Annual Report	February 28, 2017

Strategic Factor Allocation Fund

Goldman Sachs Strategic Factor Allocation Fund

Portfolio Management Discussions and Performance Summary	1

Index Definition	6

Schedule of Investments	7

Financial Statements	9

Financial Highlights	12

Notes to the Financial Statements	14

Other Information	24

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the six-month period ended February 28, 2017 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated a cumulative total return of 2.79%. This compares to the 3.80% cumulative total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period.

The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 10.01% and -2.19%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Portfolio as a whole during the Reporting Period?

A	During the Reporting Period, unexpected political events in the U.S. and abroad, as well as global central bank monetary policy, influenced the performance of the financial markets and the Portfolio. Overall, U.S. and international equities notched solid gains, while the broad fixed income market generally produced negative returns.

As the Reporting Period began in early September 2016, U.S. and international equities alike fell, as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. Later in the month, the Federal Reserve (the “Fed”) left its monetary policy unchanged, and the Bank of Japan (“BoJ”) introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The yield curve control framework is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. Yield curve is a spectrum of maturities.) U.S. and international equities rebounded following the Fed and BoJ decisions, which the markets appeared to view as generally benign. In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The U.S. Department of Commerce announced the U.S. Gross Domestic Product (“GDP”) increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Meanwhile, ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros through at least March 2017, helping to dispel market concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit referendum, the U.K.’s June 2016 vote to leave the European Union, was more robust than consensus-expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness in the Japanese yen, as BoJ governor Haruhiko Kuroda stated there was room for further easing if necessary to achieve the BoJ’s 2% inflation target. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. and international equities rallied on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan, though international equities recorded a modest decline for the month overall. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish rate hike path for 2017. Although U.S. equities declined modestly after the announcement, they advanced for December 2016 overall. International equities also posted solid gains during the month, which was highlighted by the resignation of Prime Minister Matteo Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017. In January 2017, investors searched for details on the timing and scope

1

PORTFOLIO RESULTS

behind President Trump’s proclamations during his press conferences, inaugural speech and first days in office. In this environment, U.S. and international equities rallied to new highs on the prospect of deregulation following executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. U.S. and international equities subsequently retreated on political uncertainty and market concerns about protectionism following President Trump’s executive orders on immigration, a border wall and U.S. withdrawal from the Trans-Pacific Partnership, popularly known as TPP. Amid a busy political agenda, U.S. economic data released in January 2017 remained encouraging. U.K. equities fell after a speech by Prime Minister Theresa May was interpreted by the markets as increasing the possibility of a “hard Brexit.” (In a hard Brexit, the U.K. would leave the European Union, as well as its single market for goods, quickly and completely.) In France, allegations about the employment in parliament of presidential candidate Francois Fillon’s wife increased market uncertainty about the country’s upcoming election. The Japanese yen appreciated sharply and Japanese equities retreated. In February 2017, U.S. and international equities posted gains as investors continued to assess the outlook for potential tax reform, deregulation and other economic policies out of the Trump administration, while also heeding the tone of Fed officials. The U.S. dollar strengthened during the month, as the market-implied probability of a March 2017 interest rate hike increased with Fed Chair Janet Yellen’s testimony before Congress and hawkish comments from other Fed officials. Solid U.S. economic data also supported the market’s advance, with the Institute of Supply Management’s manufacturing and non-manufacturing indices rising to a two-year and six-year high, respectively, during February 2017. Meanwhile, the Markit Eurozone Composite Flash Purchasing Managers’ Index (“PMI”) reached its highest levels in nearly six years.

In the fixed income markets during September 2016, spread, or non-government bond, sectors outperformed U.S. Treasury securities. The Fed kept the target range for the federal funds rate unchanged at its September 2016 policy meeting after a summer of speeches by Fed officials that fluctuated between dovish and hawkish tones. The ECB also left its monetary policy unchanged during the month, while the BoJ extended its quantitative and qualitative monetary easing framework to include “yield curve control.” In the fourth quarter of 2016, spread sectors generally outpaced U.S. Treasury securities. In early November 2016, Donald Trump’s victory in the U.S. Presidential election led to a change in investor expectations for future monetary, fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The interest rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017, but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. In the fourth quarter of 2016, the Japanese economy expanded by 1.2%, annualized, from the previous calendar quarter. Crude oil prices rose following an agreement by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. During January 2017, spread sectors generally outperformed U.S. Treasury securities. The U.S. dollar fluctuated on comments from President Trump as well as on protectionist measures, such as the U.S. withdrawal from the TPP. Major developed markets’ central banks kept monetary policy unchanged at their first meetings of the year. Global economic activity improved, with the global manufacturing PMI rising for a fifth consecutive month, driven mainly by emerging markets countries. Most spread sectors outpaced U.S. Treasury securities during February 2017, with improved global economic growth and a recovery in commodity prices providing support to riskier asset classes, including high yield corporate bonds. Strong U.S. economic data and hawkish comments from Fed policymakers increased market expectations for a rate hike in March 2017. In Europe, uncertainty surrounding upcoming political events clouded marginal improvements in economic data. U.K. economic data, which had been resilient since the Brexit vote, began to deteriorate.

2

PORTFOLIO RESULTS

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.) The QIS Team implements the Strategic Allocation by investing primarily in derivatives; pooled investment vehicles, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and underlying funds; and equities, fixed income and currencies.

During the Reporting Period, the Strategic Allocation overall detracted from the Portfolio’s performance relative to the Index. The Term and Flow factors hurt the Portfolio’s results, while the Equity and Volatility factors contributed positively.

In terms of underlying asset classes and instruments, the Portfolio’s allocation to U.S. fixed income hampered its relative returns. An allocation to listed U.S. equity index options added to performance. Holdings of U.S. equities and the Portfolio’s cash position also bolstered results.

Positions in developed markets currencies, accomplished through foreign currency exchange forward contracts, was mixed. The Portfolio’s exposure to the Japanese yen and the New Zealand dollar hurt performance. These results were largely offset by positions in the euro and Canadian dollar, which added to returns. The Portfolio’s positions in the British pound and the Swiss franc did not have a meaningful impact on results. During the Reporting Period, the Portfolio did not have an allocation to the Australian dollar.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the start of the Reporting Period, the Portfolio had relatively equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar and the British pound. It held short positions versus the U.S. dollar in the Japanese yen and the Swiss franc.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options to implement views on the U.S. equity market, which added to performance. It used bond futures to express views on the U.S. fixed income market. The bond futures position detracted from results. In addition, the Portfolio utilized foreign currency exchange forward contracts to take long and short positions in select developed markets currencies. Foreign currency exchange forward contracts had a relatively neutral impact on the Portfolio’s results during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio maintained relatively equal weightings in the Equity, Flow and Volatility factors. It continued to have a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Japanese yen and the British pound. It held short positions versus the U.S. dollar in the Swiss franc and the euro.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Allocation process as it seeks long-term total return.

3

FUND BASICS

Strategic Factor Allocation Fund

as of February 28, 2017

PERFORMANCE REVIEW
September 1, 2016– February 28, 2017	Portfolio Total Return (based on NAV)[1]	Strategic Factor Allocation Composite Index[2]	S&P 500® Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Institutional	2.79%	3.80%	10.01%	-2.19%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Strategic Factor Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

[3]	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/16	Since Inception	Inception Date
Institutional	3.16%	5/31/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.95%	1.21%

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2017, and prior to such date the Goldman Sachs Asset Management, L.P., the Portfolio’s investment adviser, may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

HOLDINGS AS OF 2/28/17[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square	52.9%	Investment Companies
Government Fund – Institutional Shares
SPDR S&P 500 ETF Trust	41.4	Exchange Traded Funds

[7]	The holdings may not be representative of the Portfolio’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION

Index Definitions

The Eurozone PMI (Purchasing Managers’ Index) is produced by Markit and is based on original survey data collected from a representative panel of around 5,000 companies based in the euro area manufacturing and service sectors.

6

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

February 28, 2017 (Unaudited)

Shares	Description	Value
Exchange Traded Fund – 41.4%
1,250,400	SPDR S&P 500 ETF Trust
(Cost $282,198,385)		$295,682,088

Shares	Distribution Rate	Value
Investment Company(a)(b) – 52.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
378,122,755	0.470%	$378,122,755
(Cost $378,122,755)

TOTAL INVESTMENTS – 94.3%
(Cost $660,321,140)		$673,804,843

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.7%		40,562,057

NET ASSETS – 100.0%		$714,366,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2017.

Currency Legend
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—United States Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At February 28, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	722,943	CAD	950,000	$715,374	03/23/17	$7,569
Deutsche Bank AG	GBP	18,360,000	USD	22,792,361	22,796,018	03/23/17	3,657
	NZD	1,010,000	USD	721,947	726,959	03/23/17	5,012
Morgan Stanley & Co. International	USD	43,316,371	EUR	40,830,000	43,303,658	03/23/17	12,713
Royal Bank of Scotland PLC	JPY	94,160,000	USD	836,207	838,988	03/23/17	2,781
Societe Generale SA	NZD	14,280,000	USD	10,217,576	10,278,193	03/23/17	60,618
	USD	20,220,673	CAD	26,630,000	20,053,072	03/23/17	167,602
UBS AG (London)	JPY	1,182,470,000	USD	10,463,799	10,536,094	03/23/17	72,296
TOTAL							$332,248

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC	USD	19,940,781	CHF	20,150,000	$20,091,455	03/23/17	$(150,674)
State Street Bank and Trust	CAD	27,580,000	USD	20,782,723	20,768,446	03/23/17	(14,277)
UBS AG (London)	JPY	1,288,560,000	USD	11,499,209	11,481,382	03/23/17	(17,828)
	USD	23,335,769	CHF	23,410,000	23,341,983	03/23/17	(6,215)
TOTAL							$(188,994)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments (continued)

February 28, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At February 28, 2017, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
20 Year U.S. Treasury Bonds	2,103	June 2017	$318,933,094	$2,257,157

WRITTEN OPTIONS CONTRACTS — For the period ended February 28, 2017 the Portfolio had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London) (Premium received $3,510,573)	Put — S&P 500 Index	2,299	04/21/17	2,275%	$(3,609,430)

For the six months ended February 28, 2017, the Portfolio had the following written options activity:

OPTIONS ON EQUITIES

	Contracts	Premiums Received
Contracts Outstanding August 31, 2016	1,196	$1,877,720
Contracts Written	12,664	19,885,659
Contracts Bought to Close	(11,561)	(18,252,806)
Contracts Outstanding February 28, 2017	2,299	$3,510,573

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

February 28, 2017 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $282,198,385)	$295,682,088
Investments of affiliated issuers, at value (cost $378,122,755)	378,122,755
Cash	20,124,334
Variation margin on certain derivative contracts	483,143
Unrealized gain on forward foreign currency exchange contracts	332,248
Receivables:
Collateral on certain derivatives contracts(a)	61,498,898
Investments sold	11,195,599
Portfolio Shares sold	6,421,350
Dividends and interest	141,687
Deferred offering costs	14,420
Other assets	3,228
Total assets	774,019,750

Liabilities:
Written option contracts, at value (premium received $3,510,573)	3,609,430
Unrealized loss on forward foreign currency exchange contracts	188,994
Payables:
Investments purchased	55,245,662
Management fees	341,178
Portfolio shares redeemed	134,595
Transfer Agency fees	20,728
Accrued expenses	112,263
Total liabilities	59,652,850

Net Assets:
Paid-in capital	695,721,328
Distributions in excess of net investment loss	(1,158,648)
Accumulated net realized gain	4,018,963
Net unrealized gain	15,785,257
NET ASSETS	$714,366,900
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	67,806,191
Net asset value, offering and redemption price per share:	$10.54

(a)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and forward foreign currency exchange contract transactions of $10,128,520, $50,130,378 and $1,190,000, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Six Months Ended February 28, 2017 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$1,018,469
Dividends — affiliated issuers	621,818
Interest	4,277
Total investment income	1,644,564

Expenses:
Management fees	1,960,097
Transfer Agency fees	104,539
Professional fees	71,172
Amortization of offering costs	51,979
Custody, accounting and administrative services	46,492
Registration fees	44,651
Printing and mailing costs	24,338
Trustee fees	10,304
Prime Broker Fees	5,044
Other	7,377
Total expenses	2,325,993
Less — expense reductions	(258,334)
Net expenses	2,067,659
NET INVESTMENT LOSS	(423,095)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,862,403)
Futures contracts	(5,912,660)
Written options	12,554,195
Forward foreign currency exchange contracts	(165,433)
Foreign currency transactions	803,006
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	12,296,302
Futures contracts	2,226,447
Written options	(98,857)
Forward foreign currency exchange contracts	(586,990)
Net realized and unrealized gain	19,253,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,830,512

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statements of Changes in Net Assets

	For the Six Months Ended February 28, 2017 (Unaudited)	For the Fiscal Period Ended August 31, 2016(a)
From operations:
Net investment loss	$(423,095)	$(237,259)
Net realized gain	5,416,705	2,566,252
Net change in unrealized gain	13,836,902	1,948,355
Net increase in net assets resulting from operations	18,830,512	4,277,348

Distributions to shareholders:
From net investment income	(120,094)	—
From net realized gains	(4,375,157)	—
Total distributions to shareholders	(4,495,251)	—

From share transactions:
Proceeds from sales of shares	381,542,063	337,652,314
Reinvestment of distributions	4,495,251	—
Cost of shares redeemed	(24,597,419)	(3,337,918)
Net increase in net assets resulting from share transactions	361,439,895	334,314,396
TOTAL INCREASE	375,775,156	338,591,744

Net assets:
Beginning of period	338,591,744	—
End of period	$714,366,900	$338,591,744
Distributions in excess of net investment income (loss)	$(1,158,648)	$(615,459)

(a)	The Portfolio commenced operations on May 31, 2016.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2017 - Institutional Shares	$10.34	$(0.01)	$0.30	$0.29	$(0.01)	$(0.08)	$(0.09)

FOR THE PERIOD ENDED AUGUST 31,
2016 - Institutional Shares (Commenced May 31, 2016)	10.00	(0.01)	0.35	0.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$10.54	2.79%	$714,367	0.79%	0.88%	(0.16)%	268%

10.34	3.40	338,592	0.87	1.07	(0.51)	86

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

February 28, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a non-diversified portfolio and currently offers one share class — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares are being amortized on a straight line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency

14

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENT AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per

15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

3. INVESTMENT AND FAIR VALUE MEASUREMENTS (continued)

share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Portfolio writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

16

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENT AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of February 28, 2017:

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Fund	$295,682,088	$—	$—
Investment Company	378,122,755	—	—
Total	$673,804,843	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$332,248	$—
Futures Contracts	2,257,157	—	—
Total	$2,257,157	$332,248	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(188,994)	$—
Written Options Contracts	—	(3,609,430)	—
Total	$—	$(3,798,424)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of February 28, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$2,257,157	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	332,248		Payable for unrealized loss on forward foreign currency exchange contracts	$(188,994)
Equity	—	—		Written options, at value	(3,609,430)
Total		$2,589,405			$(3,798,424)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended February 28, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(5,912,660)	$2,226,447	1,103
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(165,433)	(586,990)	13
Equity	Net realized gain (loss) from written options/Net change in unrealized gain (loss) on written options	12,554,195	(98,857)	1
Total		$6,476,102	$1,540,600	1,117

(a)	Average number of contracts is based on the average of month end balances for the period ended February 28, 2017.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

18

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the six months ended February 28, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.64%	0.62%	0.75%	0.65%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Portfolio. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Portfolios in which the Portfolio invests. For the six months ended February 28, 2017, GSAM waived $258,334 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of

19

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolio are 0.164%. These Other Expense limitations will remain in place through at least December 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Other Transactions with Affiliates — For the six months ended February 28, 2017 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended February 28, 2017:

Underlying Fund	Market Value 8/31/16	Purchases at Cost	Proceeds from Sales	Market Value 2/28/17	Dividend Income
Goldman Sachs Financial Square Government Fund —Institutional Shares	$184,645,717	$707,497,969	$(514,020,931)	$378,122,755	$621,818

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended February 28, 2017, were: $673,789,402 and $499,283,405, respectively.

7. TAX INFORMATION

As of the Portfolio’s most recent period ended August 31, 2016 the Portfolio had no capital loss carryforwards and certain timing differences on a tax basis.

As of February 28, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$660,585,339
Gross unrealized gain	13,483,703
Gross unrealized loss	(264,199)
Net unrealized gains	$13,219,504

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net to market gains/(losses) on regulated futures, options contracts and foreign currency contracts.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Portfolio focuses its investments in the securities of issuers located in particular country or geographic region, it will subject the Portfolio to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to

21

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

February 28, 2017 (Unaudited)

8. OTHER RISKS (continued)

shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Strategic Factor Allocation Fund

	For the Six Months Ended February 28, 2017 (Unaudited)		For the Period Ended August 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	37,005,306	381,542,063	33,081,728	$337,652,314
Reinvestment of distributions	439,814	4,495,251	—	—
Shares redeemed	(2,391,740)	(24,597,419)	(328,917)	(3,337,918)
NET INCREASE	35,053,380	$361,439,895	32,752,811	$334,314,396

(a)	The Portfolio commenced operations on May 31, 2016.

23

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Portfolio Expenses — Period Ended February 28, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur two types of costs: ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 through February 28, 2017, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic Factor Allocation Fund
Share Class	Beginning Account Value 9/1/16	Ending Account Value 2/28/17		Expenses Paid for the 6 months ended 2/28/17*
Institutional
Actual	$1,000.00	$1,027.90		$3.97
Hypothetical 5% return	1,000.00	1,020.88	+	3.96

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.79%.

24

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[4]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[5]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550. Portfolio holdings and allocations shown are as of February 28, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 88295-TMPL-04/2017-517514/STRATFACALSAR-17/406

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 2, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 2, 2017